UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3218
                                   ------------


                AXP Variable Portfolio - Investment Series, Inc.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    8/31
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

American Express(R)

Variable Portfolio Funds

                                                                   ANNUAL REPORT

                                              For the Period Ended Aug. 31, 2003

                                                      (2003 Prospectus Enclosed)

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

AXP(R) Variable Portfolio - Blue Chip Advantage Fund

AXP(R) Variable Portfolio - Capital Resource Fund

AXP(R) Variable Portfolio - Cash Management Fund

AXP(R) Variable Portfolio - Diversified Bond Fund

AXP(R) Variable Portfolio - Diversified Equity Income Fund

AXP(R) Variable Portfolio - Emerging Markets Fund

AXP(R) Variable Portfolio - Equity Select Fund

AXP(R) Variable Portfolio - Global Bond Fund

AXP(R) Variable Portfolio - Growth Fund

AXP(R) Variable Portfolio - High Yield Bond Fund

AXP(R) Variable Portfolio - International Fund

AXP(R) Variable Portfolio - Managed Fund

AXP(R) Variable Portfolio - New Dimensions Fund(R)

AXP(R) Variable Portfolio - Partners Small Cap Value Fund

AXP(R) Variable Portfolio - S&P 500 Index Fund

AXP(R) Variable Portfolio - Short Duration U.S. Government Fund

AXP(R) Variable Portfolio - Small Cap Advantage Fund

AXP(R) Variable Portfolio - Stock Fund

AXP(R) Variable Portfolio - Strategy Aggressive Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Managed by: American Express Financial Corporation

The American Express(R) Variable Portfolio (AXP VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

Table of Contents

2003 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

AXP VP - Blue Chip Advantage Fund
Portfolio Management Q & A                                               3
The 10 Largest Holdings                                                  4
The Fund's Long-term Performance                                         4

AXP VP - Capital Resource Fund
Portfolio Management Q & A                                               5
The 10 Largest Holdings                                                  6
The Fund's Long-term Performance                                         7

AXP VP - Cash Management Fund
Portfolio Management Q & A                                               8

AXP VP - Diversified Bond Fund
Portfolio Management Q & A                                               9
The 10 Largest Holdings                                                 10
The Fund's Long-term Performance                                        11

AXP VP - Diversified Equity Income Fund
Portfolio Management Q & A                                              12
The 10 Largest Holdings                                                 13
The Fund's Long-term Performance                                        13

AXP VP - Emerging Markets Fund
Portfolio Management Q & A                                              14
The 10 Largest Holdings                                                 15
The Fund's Long-term Performance                                        15

AXP VP - Equity Select Fund
Portfolio Management Q & A                                              16
The 10 Largest Holdings                                                 17
The Fund's Long-term Performance                                        17

AXP VP - Global Bond Fund
Portfolio Management Q & A                                              18
The 10 Largest Holdings                                                 19
The Fund's Long-term Performance                                        20

AXP VP - Growth Fund
Portfolio Management Q & A                                              21
The 10 Largest Holdings                                                 22
The Fund's Long-term Performance                                        23

AXP VP - High Yield Bond Fund
Portfolio Management Q & A                                              24
The 10 Largest Holdings                                                 25
The Fund's Long-term Performance                                        26

AXP VP - International Fund
Portfolio Management Q & A                                              27
The 10 Largest Holdings                                                 28
The Fund's Long-term Performance                                        29

AXP VP - Managed Fund
Portfolio Management Q & A                                              30
The 10 Largest Holdings                                                 31
The Fund's Long-term Performance                                        32

AXP VP - New Dimensions Fund
Portfolio Management Q & A                                              33
The 10 Largest Holdings                                                 34
The Fund's Long-term Performance                                        35

AXP VP - Partners Small Cap Value Fund
Portfolio Management Q & A                                              36
The 10 Largest Holdings                                                 38
The Fund's Long-term Performance                                        38

AXP VP - S&P 500 Index Fund
Portfolio Management Q & A                                              39
The 10 Largest Holdings                                                 40
The Fund's Long-term Performance                                        41

AXP VP - Short Duration U.S. Government Fund
Portfolio Management Q & A                                              42
The Fund's Long-term Performance                                        43

AXP VP - Small Cap Advantage Fund
Portfolio Management Q & A                                              44
The 10 Largest Holdings                                                 45
The Fund's Long-term Performance                                        45

AXP VP - Stock Fund
Portfolio Management Q & A                                              46
The 10 Largest Holdings                                                 47
The Fund's Long-term Performance                                        47

AXP VP - Strategy Aggressive Fund
Portfolio Management Q & A                                              48
The 10 Largest Holdings                                                 49
The Fund's Long-term Performance                                        49

Board Members and Officers                                              50

Independent Auditors' Report                                            52

Financial Statements                                                    53

Notes to Financial Statements                                           72

Investments in Securities                                               97

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2   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Blue Chip Advantage Fund

Q: How did AXP VP - Blue Chip Advantage Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Blue Chip Advantage Fund advanced 9.60% for the period, underperforming its benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which advanced 12.07%. The Lipper Large-Cap Core Funds Index, representing the Fund's peer group, gained 9.83% over the same period.

Q:   What factors significantly affected the Fund's performance?

A: Throughout the first half of the fiscal year, the U.S. stock market was affected by negative economic news, corporate scandals and global tensions. Then, in mid-March when the war in Iraq was imminent, the stock market embarked on a rally that continued through August 2003.

     The Fund's health care position was a key contributor during the past year. Holdings in the managed care industry, such as Coventry Health, and in the medical products group such as Boston Scientific and Guidant, performed particularly well for us.

     The Fund's technology larger-than-index position was also a favorable factor as technology ranked among the leading sectors during the fall rally and through the latter half of the fiscal year. Several software providers, including Citrix and Macromedia, were particularly strong contributors, as were hardware companies EMC and Sandisk. An underweight in semi-conductor companies was a negative factor, given that industry's recent gains.

     Leisure and entertainment stocks were one of the Fund's weaker areas, primarily due to underweight positions in strong performers AOL Time Warner and Disney. The Fund's larger-than-index retail position, in general, detracted from performance as well.

     In the financial services area, the Fund was underweight in companies with exposure to the capital markets, such as brokerage firms. In our view, these companies had high valuations and less attractive risk profiles. Nevertheless, during the period, financial services stocks benefited from the improved stock market outlook.

Q:   Did you make significant changes to the Fund during this period?

A: Throughout the year, the Fund maintained its discipline of emphasizing stocks with attractive valuations, good growth dynamics and solid financial strength. There were several shifts in the Fund's sector positioning that stemmed from our stock selection process. At the start of the fiscal year, the portfolio had a larger allocation to the consumer staples sector than the S&P 500 Index. We have since moved to an underweight position. Our financial services position increased on an absolute basis, but remained underweight relative to the S&P 500
     Index.

     In terms of individual stocks, we increased the Fund's weightings in Allstate, Countrywide Financial, Intel, Comcast and Coach. We reduced our allocation to Fannie Mae, which suffered from regulatory and accounting difficulties. We also reduced positions in Johnson and Johnson, Abbot Laboratories, General Electric, and Motorola.

Q:   How are you positioning the Fund for the coming months?

A: We use a quantitative strategy to select stocks, so we don't rely on broad views of the market, economy or sectors. However, our stock selection can lead to overweights or underweights in particular sectors. At the end of the fiscal period, the Fund's largest sector overweights were in financial services, health care, consumer services and technology. The largest underweights were in basic materials, industrials, consumer cyclicals and consumer staples.

     At fiscal year-end, the Fund was trading attractively and we believe the Fund is positioned favorably for the coming months.

(bar chart)
                       PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003
15%
                                (bar 2)
12%                             +12.07%
        (bar 1)                                         (bar 3)
 9%     +9.60%                                          +9.83%

 6%

 3%

 0%

(bar 1) AXP VP - Blue Chip Advantage Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

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3   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Blue Chip Advantage Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Microsoft                                   3.1%           $2,048,669
General Electric                            2.6             1,704,710
Exxon Mobil                                 2.6             1,698,385
Citigroup                                   2.5             1,653,803
Pfizer                                      2.4             1,594,735
Wal-Mart Stores                             2.2             1,482,208
Intel                                       2.1             1,370,898
Intl Business Machines                      1.7             1,119,436
Bank of America                             1.7             1,113,462
Merck & Co                                  1.4               903,243

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 22.3% of net assets

The Fund's Long-term Performance

AXP VP - Blue Chip Advantage Fund

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP VP - BLUE CHIP ADVANTAGE FUND

$15,000
                (dashed line) Lipper Large-Cap Core Funds Index
$10,000         (dotted line) S&P 500 Index
                (solid line) AXP VP - Blue Chip Advantage Fund
 $5,000

        10/1/99         8/00            8/01            8/02            8/03

(solid line)    AXP VP - Blue Chip Advantage Fund $7,503
(dotted line)   S&P 500 Index $8,311
(dashed line)   Lipper Large-Cap Core Funds Index $8,411

                          Average Annual Total Returns
                              as of Aug. 31, 2003

1 year                                                                +9.60%

Since inception (9/15/99)                                             -6.99%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Blue Chip Advantage Fund as compared to two widely cited performance indexes, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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4   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Capital Resource Fund

Q: How did the AXP VP - Capital Resource Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Capital Resource Fund rose 10.16% for the 12 months ended Aug. 31, 2003, outpacing the average return of 9.83% of its peer group, as represented by the Lipper Large-Cap Core Funds Index. However, the Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which gained 12.07% during the same time frame.

Q:   What factors significantly affected the Fund's performance?

A: The stock market was very weak early on in the Fund's fiscal year, with the S&P 500 Index down 10% in September 2002. Stocks then rebounded nicely in October and November until the threat of war with Iraq took its toll on the markets starting in December and dampened stock performance into March of 2003. The tide turned once again in late March and stocks began a sustained rally as investors embraced a view that the U.S. economy was showing signs of fundamental improvement. The market produced strong results throughout the remainder of the fiscal year.

     The Fund entered its fiscal year in September 2002 positioned for an economic upturn and was hurt by the market's dismal performance in that month. However, the rally in October and November benefited performance, particularly within the technology sector, in which the Fund had an overweight position. As technology stocks continued to rally, the Fund pared back its holdings in the sector due to our view that the move in the stocks had outpaced the evidence of fundamental improvements we were seeing within the sector. Within technology, the Fund maintained an underweight position for much of the remainder of the fiscal year. The Fund was negatively impacted by the market's swoon in December but held its own in the relatively flat first calendar quarter of 2003, and performed quite well in the second calendar quarter of 2003 as the S&P 500 Index staged one of its most impressive quarters on record. During that second quarter, companies continued to suggest that business conditions remained sluggish. Nevertheless, the stocks of cyclically sensitive companies continued to do very well. The Fund began to sell them in favor of less expensive stocks where fundamentals appeared to be stronger.

     This move detracted from performance in July and August as cyclically sensitive stocks continued to advance, many to all-time highs, with the record earnings to accompany such performance nowhere in sight. While we acknowledge that equities always discount the future, far too many stocks, in our opinion, are discounting a cyclical rebound, the magnitude and extent of which, historically speaking, may be very difficult to achieve to justify current expectations. While we continue to find some industrial and energy stocks attractive as well as selected cyclical stocks in other industries, we believe that risk and reward currently favors overweight positions in areas where future earnings levels are more certain.

     Overall, favorable stock selection benefited the Fund's relative performance in the period while its sector weightings detracted from the Fund's results. Cendant, a player in the leisure and travel services industry, provided excellent results during the period. Select holdings in the pharmaceutical, media, technology and financial industries benefited the Fund's returns. Those holdings which turned in disappointing performance included an oil service company, Transocean, as well as Fannie Mae and Freddie Mac. Although the mortgage market experienced a record number of refinancings during the period due to low interest rates, both of these companies suffered as a result of Freddie Mac's accounting and regulatory issues.

     In terms of sector allocations, the Fund was underweighted in technology and telecommunications for much of the fiscal year, which benefited performance early on in the period but proved detrimental to performance as these sectors rallied with the market. Moreover, an overweight position in health care hindered the Fund's performance in the first few months of the fiscal year.

(bar chart)
                          PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003
15%
                                (bar 2)
12%     (bar 1)                 +12.07%
        +10.16%                                         (bar 3)
 9%                                                     +9.83%

 6%

 3%

 0%

(bar 1) AXP VP - Capital Resource Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

5   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Capital Resource Fund

Q:   What changes did you make to the Fund during the period?

A: The Fund began the fiscal year in September 2002 positioned to benefit from a slow economic recovery with a reduced exposure to cyclical stocks. As we entered 2003, the consensus for the economic outlook shifted and the market seemed to favor a more robust recovery. Consequently, we shifted the Fund's focus to more economically sensitive sectors including energy, materials and industrials. The Fund maintained an underweighted exposure to financials and technology throughout most of the fiscal year due to our view that fundamentals were not as strong in those sectors. Early in 2003, following a period of weakness for consumer discretionary stocks valuations, in our view, appeared more attractive in that sector and we began to add aggressively to a number of names, including media players in the content provider space, infrastructure players, advertising firms and other communication plays. Late in the period, profits were taken and positions reduced in a number of companies which had been strong performers for the Fund, including Cendant, AOL Time Warner and Wyeth.

Q:   How are you positioning the Fund for the coming months?

A: As we enter a new fiscal year, the stock market continues its rally despite a lack of compelling evidence suggesting fundamental improvements within the U.S. economy. Estimates for earnings growth, which are coming in at around 18% for the fourth calendar quarter and 13% for 2004, appear to be overstated, and stocks, in our view, are trading at valuations which discount very high 2004 earnings growth. Moreover, because the economy declined only 0.2% during the recent recession and the consumer never quit spending, we believe it is difficult to make the case for a strong rebound. We believe the consumer may struggle once we get beyond tax refunds in the first calendar quarter and we have yet to see meaningful evidence of a pickup in corporate spending. Given this view, we have positioned the Fund with a more defensive posture going into the new fiscal year as we expect the market to favor those companies which demonstrate an ability to grow earnings regardless of the economy. Sectors the Fund is overweight include health care and consumer staples as well as energy and industrials. Sectors the Fund is underweight include financials, technology and consumer discretionary. Regardless of the economic environment, shareholders may expect the AXP VP - Capital Resource Fund to continue to adhere to its strategy of identifying stocks with strong fundamentals, sustainable growth rates and reasonable valuations.

The 10 Largest Holdings

AXP VP - Capital Resource Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Pfizer                                      6.8%         $135,582,480
Microsoft                                   4.2            82,463,940
Citigroup                                   3.9            76,729,500
AmerisourceBergen                           3.5            70,096,482
General Electric                            3.4            67,863,150
ConocoPhillips                              3.0            60,307,200
Cardinal Health                             3.0            58,643,593
Cendant                                     2.9            56,559,686
Wyeth                                       2.8            56,262,050
Altria Group                                2.8            55,069,920

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 36.3% of net assets

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6   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Capital Resource Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP VP - CAPITAL RESOURCE FUND

$40,000
                (dotted line) S&P 500 Index
$30,000         (dashed line) Lipper Large-Cap Core Funds Index
                (solid line) AXP VP - Capital Resource Fund
$20,000

$10,000
        '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(solid line)    AXP VP - Capital Resource Fund $16,945
(dotted line)   S&P 500 Index $26,134
(dashed line)   Lipper Large-Cap Core Funds Index $23,309

                          Average Annual Total Returns
                              as of Aug. 31, 2003

1 year                                                               +10.16%

5 years                                                               +0.09%

10 years                                                              +5.44%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Capital Resource Fund as compared to two widely cited performance indexes, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

7   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Cash Management Fund

Q: How did AXP VP - Cash Management Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Cash Management Fund provided a return of 0.72% for the period. The Fund's seven-day yield was 0.16%. The Fund continues to provide liquidity for individuals who want to avoid riskier investment alternatives.

Q:   What factors significantly affected the Fund's performance?

A: The most significant factors were the economy and the actions taken by the Federal Reserve Board (the Fed). During the year, the Fed maintained a stimulative monetary policy designed to provide ongoing support to a sluggish economy. The Fed reduced its target interest rate by 0.50% in November 2002 and 0.25% in June 2003. These cuts brought the target rate down to 1.00% -- a level last seen in 1958 -- and reduced the income potential of money market investments. As short-term securities matured, the Fund reinvested the proceeds in securities with lower rates and the yield of the Fund gradually declined.

Q:   What changes did you make to the Fund during this period?

A: The Fund sought to invest assets in an effective manner to generate a competitive yield while maintaining a stable net asset value. During the period, we increased the Fund's allocation to certificates of deposit, while reducing its position in government agency securities. All of the Fund's investments continue to be in high quality securities with minimal credit risk. We also actively managed the average maturity of the Fund. With interest rates likely to stay low for a considerable period of time, we tried to selectively extend the maturity when the yield curve provided attractive opportunities. On Aug. 31, 2003, the Fund's average maturity was 64 days, an increase from the start of the fiscal year. With these adjustments, we believe the Fund is strategically positioned to navigate the current low interest rate environment.

Q:   How do you plan to manage the Fund for the coming months?

A: We believe there are several factors in place to spur economic growth, including relatively low interest rates, a reduction in federal income tax rates and improving corporate profits. However, we expect inflation to remain low due to the current excess production capacity in the economy and the lack of pricing power in most sectors. In addition, the labor market remains weak. Given these conditions, we expect the Fed to keep rates low through the end of the year. However, we could see rates rise in 2004.

     As always, we attempt to maximize the Fund's yield without taking unnecessary risks. Since we do not anticipate a near-term increase in interest rates, we have positioned the portfolio with an average maturity at the longer end of our range. We will continue to closely monitor economic data and the interest rate yield curve, striving to strategically adjust our portfolio positioning to maximize the return to Fund shareholders.

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                                +0.72%

5 years                                                               +3.48%

10 years                                                              +4.12%

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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8   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Diversified Bond Fund

On Feb. 24, 2003, a team led by Tom Murphy, Sector Leader for Investment Grade Corporate Bonds, succeeded Ray Goodner in managing the day-to-day operations of AXP VP - Diversified Bond Fund. The Fund's name changed from AXP VP - Bond Fund to AXP VP - Diversified Bond Fund in June 2003.

Q: How did AXP VP - Diversified Bond Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Diversified Bond Fund rose 4.50% for the 12 months ended Aug. 31, 2003, outperforming the Lehman Brothers Aggregate Bond Index, which rose 4.36%. The Lipper Intermediate Investment Grade Index, representing the Fund's peer group, rose 5.38% over the same period.

Q: How did the Fund's positioning contribute to its performance relative to the benchmark and peer group?

A: Corporate bonds, both investment-grade and high-yield (also known as junk bonds), led the bond market during this period, as they rallied back from the confidence and liquidity-challenged environment of summer of 2002, making a significant contribution to performance. As a result of its large credit position, the Fund had lower-than-index positions in the mortgage sectors (which outperformed Treasuries, but not to the extent of credit) and in Treasuries/agencies. However, many of the Fund's peers had even larger allocations to corporate bonds. This led to our relative underperformance compared to our peer group. The Fund outpaced its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index in the first six months of the fiscal year.

     During the second half of the year -- following the reorganization of our fixed income organization and portfolio management structure -- the Fund continued to benefit from a larger-than-index position in corporate bonds, though we pared our investment-grade and high yield holdings to approximately 30% and 6%, respectively. In addition, small allocations to foreign-denominated bonds (2%) and emerging markets (1%) were opportunistically added to the portfolio and they also had a favorable impact on performance. Our high yield security selection had a bias to higher-rated BB securities, based primarily on relative valuations.

     Although the mortgage sector struggled in the latter half of the fiscal year from the combination of low interest rates and a greater interest rate volatility, the Fund's emphasis on identifying mortgage pools with lower pre-payment histories helped support performance in this sector.

     In general, the portfolio had a somewhat defensive posture through much of the second half. Although this affected our relative performance versus our peer group, we believe it was the prudent course, given our outlook for the economy and valuations across various sectors of the overall bond market. Our opportunistic additions of out-of-index securities in high yield, global and emerging markets helped the portfolio outperform its unmanaged benchmark in the second half of the fiscal year.

Q:   What changes were made to the Fund's positioning during  the year?

A: In conjunction with our reorganization of the fixed income department and the portfolio management structure, we changed the emphasis of the Fund from being very credit-centric to more diversified across corporate bonds, mortgage securities and Treasuries/agencies -- in line with our benchmark, the Lehman Brothers Aggregate Bond Index. As a point of reference, at Aug. 31, 2003, the Index was approximately 27% corporate bonds, 39% mortgages and 34% Treasuries/agencies. These changes led to the portfolio's high turnover rate. Early in the second half of the fiscal year, we adjusted the mortgage component of the Fund, aligning it more closely with the duration and structure of the Fund's benchmark.

     Beginning in January and February of 2003 and continuing through the remainder of the fiscal year, we gradually trimmed the Fund's corporate bond position, both investment-grade and high-yield. Given the corporate sector's previous strong performance and the fact that so much positive economic news was already priced into the bonds, we believed near-term risks outweighed the potential rewards.

     Through the remainder of the fiscal year, we actively managed our allocation to high-yield corporate bonds -- incrementally adding or reducing our exposure based on valuations. Within the high yield sector, we focused primarily on BB-rated securities, which offered good incremental yield gains over BBB-rated bonds. We specifically sought securities of companies whose financial profile and fundamental performance were comparable to higher rated companies. We believed such issues were overlooked and undervalued, creating an attractive investment opportunity for the Fund versus BBB-rated alternatives.

(bar chart)
                      PERFORMANCE COMPARISON
                 For the year ended Aug. 31, 2003
 6%
                                                        (bar 3)
 5%     (bar 1)                 (bar 2)                 +5.38%
        +4.50%                  +4.36%
 4%

 3%

 2%

 1%

 0%

(bar 1) AXP VP - Diversified Bond Fund
(bar 2) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 3) Lipper Intermediate Investment Grade Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

9   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Diversified Bond Fund

Q:   How sensitive is the Fund to interest rate changes?

A:   Throughout  the  year we kept  the  Fund's  duration  fairly  conservative.
     Interest rates remain near historically low levels and the Fed has expressed its intention to maintain rates at current levels (1% Fed Funds rate) while they look to stimulate the economy. Given monetary and fiscal stimulus present, it is unlikely that rates will decline much further, unless the economic recovery does not materialize as expected. Longer maturity rates shouldn't rise much either, given the Fed's focus on generating growth as opposed to concerns about inflation. Consequently, we still believe our best opportunities for more attractive performance are through sector rotation and individual security selection rather than increasing interest rate sensitivity.

Q:   How are you positioning the Fund for the coming months?

A: In the corporate segment of the portfolio, we have maintained a defensive bias, focusing on, for example, securities of high-quality banks as well as non-cyclical consumer companies that generate strong free cash flow. However, if the economy fails to gain momentum, we may see opportunities to establish positions in more cyclical companies and sectors at wider spreads since steady economic growth and return to pricing power are seemingly priced into those securities at present.

     Mortgages tend to perform best when interest rates are stable. Unfortunately, during the early part of this past summer, Treasury rates were anything but stable, and mortgages struggled as a result. Mortgage rates have since moved slightly higher, and as the market adjusts to this higher rate level, we believe the outlook for mortgages could improve.

     While we believe the economy is likely to continue its recovery, we remain somewhat cautious. Regardless of the economic environment, the Fund's sector-based management team will continue to focus on adding value primarily through security selection and sector rotation.

The 10 Largest Holdings

AXP VP - Diversified Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Citigroup
7.25% 2010                                  1.5%          $26,371,745
General Electric
5.00% 2013                                  1.0            17,057,503
Comcast
5.50% 2011                                  0.7            12,302,414
Washington Mutual Bank
6.88% 2011                                  0.7            11,933,581
Weyerhaeuser
6.13% 2007                                  0.7            11,896,086
GMAC
6.88% 2011                                  0.7            11,584,285
Cleveland Electric Illuminating
9.50% 2005                                  0.6            11,073,281
Masco
6.00% 2004                                  0.6            10,065,217
ASIF Global Financing
4.90% 2013                                  0.6             9,928,321
Bank of America
7.80% 2010                                  0.5             9,376,656

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 7.6% of net assets

--------------------------------------------------------------------------------

10   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Diversified Bond Fund

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP VP - DIVERSIFIED BOND FUND

$20,000
                (dotted line) Lehman Brothers Aggregate Bond Index
$15,000 (dashed line) Lipper Intermediate Investment Grade Index (solid line) AXP VP - Diversified Bond Fund
$10,000

 $5,000

        '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(solid line)    AXP VP - Diversified Bond Fund $17,228
(dotted line)   Lehman Brothers Aggregate Bond Index $19,076
(dashed line)   Lipper Intermediate Investment Grade Index $18,101

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                                +4.50%

5 years                                                               +4.94%

10 years                                                              +5.59%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Diversified Bond Fund as compared to two widely cited performance indexes, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

11   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Diversified Equity Income Fund

Q: How did AXP VP - Diversified Equity Income Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Diversified Equity Income Fund gained 17.00% for the 12 months ended Aug. 31, 2003, significantly outperforming the Russell 1000(R) Value Index, which advanced 11.63% and its peers, as represented by the Lipper Equity Income Funds Index, which advanced 8.67% for the same period.

Q:   What factors significantly affected the Fund's performance?

A: The first half of the period was marked by continued market volatility, as investors worried about economic uncertainty and global tensions. During the brief stock rally in October and November of 2002, the Fund benefited from exposure to economically sensitive sectors such as capital goods and basic materials, but its gains were limited by lower-than-index positions in technology and utility stocks, which performed very well.

     Following the fall rally, equity markets remained weak through mid-March. When it became clear that war in Iraq was imminent, stocks embarked on a rally that continued virtually uninterrupted through fiscal year-end. During this time, the Fund benefited significantly from several opportunities we identified before the Iraqi conflict. At that time, the market had sold off and investors were extremely wary of a prolonged war and the potential for higher energy prices. Given our view that the war might be short, we began to reduce our energy weighting and shift the portfolio toward more economically sensitive sectors. This repositioning, accomplished during March and early April, was largely responsible for the Fund's substantial outperformance through the latter months of the fiscal year.

     The Fund's long-held underweight in consumer non-durable stocks also contributed to relative return, as did our exposure to small and mid-cap stocks, which outperformed their large cap peers for a large portion of our fiscal period.

Q:   What other changes did you make to the Fund during this period?

A: In the first half of the fiscal year, we made several portfolio changes. For example, we added Household International and then sold the stock to capture profits generated by the announcement that HSBC, a Hong Kong bank, would acquire the company. We also bought and sold Metropolitan Life after it rapidly gained value.

     As part of the repositioning at the outset of the Iraqi war, we increased the Fund's holdings of credit card providers, finance companies and brokerage and investment banking firms. We also added to the Fund's retail allocation, specifically The Limited, a clothing store chain. In both areas, we thought potential problems had already been substantially discounted in stock prices and that investors were overlooking the possibility that consumers would sustain reasonable spending levels and that other economic areas would rebound.

     The portfolio had some exposure to technology; however, many technology stocks do not meet our dividend targets. We were pleased that the Fund performed well without being overweighted in the higher risk technology area.

     We maintained a strategic overweight in industrial stocks because we believe the market is in the process of a long and broad transition from the leadership of consumer non-durable companies toward a period when industrial stocks may begin to outperform.

Q:   How are you positioning the Fund for the coming months?

A: Despite the large gains so far in 2003, the stock market is still down quite a bit from three years ago. In the current environment, we are not having any problem finding stocks that make sense for us to buy. However, should stock prices go much higher, we might position the portfolio a bit more conservatively and begin to take some profits in stocks we bought in March. We might also consider adding to energy, where we are still modestly overweight, or utilities, where we are underweight. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors.

(bar chart)
                      PERFORMANCE COMPARISON
                 For the year ended Aug. 31, 2003
20%     (bar 1)
        +17.00%
15%
                                (bar 2)
10%                             +11.63%                 (bar 3)
                                                        +8.67%
 5%

 0%

(bar 1) AXP VP - Diversified Equity Income Fund
(bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3) Lipper Equity Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

12   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Diversified Equity Income Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Caterpillar                                 3.3%          $12,194,291
PacifiCare Health Systems                   3.1            11,293,843
Citigroup                                   2.4             8,863,384
Ingersoll-Rand Cl A                         2.3             8,671,468
Royal Caribbean Cruises                     2.1             7,893,410
Burlington Northern Santa Fe                1.9             7,204,302
Intl Paper                                  1.9             7,018,799
Travelers Property Casualty Cl A            1.8             6,780,557
Textron                                     1.8             6,677,774
Crescent Real Estate Equities               1.7             6,301,504

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 22.3% of net assets

The Fund's Long-term Performance

AXP VP - Diversified Equity Income Fund

(line chart)

AXP VP - Diversified Equity Income Fund

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                   IN AXP VP - DIVERSIFIED EQUITY INCOME FUND

$15,000         (solid line) AXP VP - Diversified Equity Income Fund
                (dotted line) Russell 1000(R) Value Index
$10,000         (dashed line) Lipper Equity Funds Index

 $5,000

        10/1/99         8/00            8/01            8/02            8/03

(solid line)    AXP VP - Diversified Equity Income Fund $10,484
(dotted line)   Russell 1000(R) Value Index $10,349
(dashed line)   Lipper Equity Funds Index $9,953

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +17.00%

Since inception (9/15/99)                                             +1.20%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Diversified Equity Income Fund as compared to two widely cited performance indexes, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

13   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Emerging Markets Fund

Q: How did AXP VP - Emerging Markets Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Emerging Markets Fund rose 20.25% for the 12-month period ended Aug. 31, 2003. This was less than the Fund's benchmark, the MSCI Emerging Markets Free Index, which advanced 29.27% for the period. The Lipper Emerging Markets Funds Index, representing the Fund's peer group, rose 26.94% for the same time frame.

Q:   What factors significantly affected the Fund's performance?

A: Performance benefited from the overall asset allocation of the Fund, and by gradually increasing the Fund's position in Asia. However the Fund's defensive positioning detracted from the Fund's yearly results. We saw an aggressive rebound in emerging markets in the second half of the fiscal year, and the Fund did not fully participate in this recovery. Our conservative positioning -- mostly in stock selection rather than asset allocation -- contributed significantly to the Fund's underperformance of both its benchmark and peer group.

     Asset allocation. At the beginning of the period, the Fund allocated 49% of its assets in Asia; the benchmark index allocated 58%. By the end of the period, the allocation to Asia had changed significantly with the Fund at 58% versus the Index at 55%. Asia was the strongest contributor to performance throughout the period, so we increased our allocation to that market. The Fund's allocations for Latin America, Europe and the Middle East were closely aligned to the Index (17.6%, 12%, and 12%, respectively) and we were slightly underweight Africa (10% vs. the Index's 12%). These reallocations led to the Fund's high turnover rate of 191%.

     Stock selection. During the first six months of the period, the global economy had yet to show evidence of a sustainable recovery. We remained defensive, investing in high-quality securities that we judged to be traditionally strong performers. However, in the second half of the period, we saw a violent rebound in emerging markets. The market favored low quality, speculative stocks, which subsequently rose in both favor and in price. We continued to favor steady, quality issues, such as gold stocks. Gold stocks are one example of stocks that are not responsive to turns in the economy, and the economy experienced a dramatic turn during this reporting period. Hence the Fund underperformed its index and peer group.

Q:   What changes did you make to the portfolio?

A: Asia is the area that has the most leverage to economic growth. Clearly, technology is a key factor. Korea, Taiwan, and increasingly China are heavy manufacturing economies. We increased our allocation to Asia to benefit from this expected economic growth. Korea and Taiwan are the two largest emerging markets in Asia. Over the period, we gradually increased our allocation to both countries. Rebalancing the allocation in these two markets added 2.20% to the Fund's performance over the period.

     We began the fiscal year with a large position in the materials sector. These stocks had performed very well, but we believe that these stocks are now fully valued. China provided a catalyst for growth in this sector. The combination of stronger than expected demand and good supply discipline has somewhat increased commodity prices.

     The Fund's asset allocation to Russia was predicated on energy prices remaining firm, which they have not. At the start of the period, the Fund invested 7% of its assets in Russia; it grew to 10%, and was reduced to 5% (more aligned with the Index) at the end of the period.

Q:   How are you positioning the Fund for the coming months?

A: We believe that emerging markets, as an asset class, should enjoy continued growth as the global economy shows more signs of recovery. Initially, we were skeptical about an economic turnaround, but we've seen increasing evidence that it may be underway. We also expect that interest rates globally will stay low and many emerging markets will benefit from this. Brazil's benchmark interest rate, for example, is currently at 22%, and the expectation is that it will fall towards 16%, a nearly 10 percentage point drop from a year ago.

     The Fund had been very defensively positioned, but we have now moved to a more aggressive position. When needed, we may be overweighted in countries such as South Korea and Taiwan. We can also take advantage of interest rate cuts in countries, such as Brazil, and overweight our position, when prudent. In this more aggressive stance, we are overweight in Asia, in hopes of capturing growth in that region. South Korea and Taiwan continue to be the largest emerging markets in Asia and we continue to watch those countries, and all growth-oriented markets, for opportunities.

(bar chart)
                      PERFORMANCE COMPARISON
                 For the year ended Aug. 31, 2003
20%     (bar 1)
        +17.00%
15%
                                (bar 2)
10%                             +11.63%                 (bar 3)
                                                        +8.67%
 5%

 0%

(bar 1) AXP VP - Diversified Equity Income Fund
(bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3) Lipper Equity Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

14   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Emerging Markets Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Samsung Electronics (South Korea)           6.5%           $1,052,196
Kookmin Bank (South Korea)                  3.3               543,869
Telefonos de Mexico ADR Cl L (Mexico)       2.7               436,161
Taiwan Semiconductor Mfg (Taiwan)           2.6               428,700
Lukoil Holding ADR (Russia)                 2.4               394,835
Standard Bank Group (South Africa)          2.2               365,055
Chinatrust Financial Holding (Taiwan)       2.1               345,999
Brasil Telecom Participacoes (Brazil)       2.1               345,724
Banco Itau Holding Financeira (Brazil)      2.0               329,599
LG Electronics (South Korea)                2.0               325,364

Note:Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 27.9% of net assets

The Fund's Long-term Performance

AXP VP - Emerging Markets Fund

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP VP - EMERGING MARKETS FUND

$15,000         (dotted line) MSCI Emerging Markets Free Index
                (dashed line) Lipper Emerging Markets Funds Index
$10,000         (solid line) AXP VP - Emerging Markets Fund

 $5,000

         5/1/00         8/00            8/01            8/02            8/03

(solid line)    AXP VP - Emerging Markets Fund  $8,273
(dotted line)   MSCI Emerging Markets Free Index $9,123
(dashed line)   Lipper Emerging Markets Funds Index $9,044

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +20.25%

Since inception (5/1/00)                                              -5.53%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Emerging Markets Fund as compared to two widely cited performance indexes, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the Lipper Emerging Markets Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging markets countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.



--------------------------------------------------------------------------------

15   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Equity Select Fund

Q: How did the AXP VP - Equity Select Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Equity Select Fund advanced 18.20%, less than the Russell MidCap(R) Growth Index, which gained 30.39%. The Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, advanced 23.98% over the same period.

Q:   What factors significantly affected the Fund's performance?

A: During the first half of the fiscal year, when the stock market continued to struggle, the Fund declined by a modest amount, preserving capital better than the Russell MidCap(R) Growth Index and many of its peers. During the second half, the U.S. stock market's performance was driven by recoveries in some of the worst performing stocks and sectors of the previous three years. In sharp contrast to this profile, the Fund's portfolio included many higher-quality stocks. These holdings had contributed to the Fund's strong relative performance since its inception in May 2001, but they experienced less robust price gains in the most recent six months. Consequently, stock selection was primarily responsible for the fiscal year 2003 underperformance of the Fund compared to its benchmark and peers.

     Technology, telecommunications, and the consumer sectors negatively affected performance in the second half of the year. Although the Fund was not particularly underweight in technology, we owned a more conservative mix of technology stocks, which did not rebound as strongly. The Fund held no telecommunications services companies, a group that advanced during this period. The consumer area, which had performed well and enhanced the Fund's performance in 2002, weakened early in 2003 as the looming war in Iraq and the uncertain economic outlook shook consumer confidence.

     Factors working in the Fund's favor included the outperformance of growth stocks versus value stocks and the outperformance of mid-cap stocks relative to large cap stocks. Both trends developed in the second half of the fiscal period.

Q:   What changes did you make to the Fund during this period?

A: Given the Fund's long-term oriented investment strategy, there were no dramatic positioning changes. However, we moved the Fund to a slightly more aggressive posture by trimming positions in some service-oriented technology and health care companies, by adding product-oriented stocks in the technology and health care areas, and by reducing several consumer positions. Our goal is to make the Fund adaptive to changing markets, while remaining consistent with its mission to invest in stocks with a certain durability and to hold them longer term.

     We were overweight in the consumer area last year and several companies drove our strong performance in the sector. During the past six months, we trimmed some of those positions including Whole Foods Market, Williams-Sonoma and The Cheesecake Factory, although we still hold smaller positions and consider them to have viable franchises and business plans.

Q:   How are you positioning the Fund for the coming months?

A: The Fund's positioning is really defined by stock specific factors, rather than economic or market trends. Our stock selection is based on the strength of company's management, the nature of a company's franchise, its durability, its defensibility, its consistency and the company's financial situation. At fiscal year-end, the Fund was slightly overweight in technology, health care and energy.

     Considering a broader perspective, we think the Fund can benefit from the improving economic picture. For the next six months there is likely to be a fair amount of confidence in the earnings picture for corporate America. We also think the consumer outlook is now more favorable, given recent improvement in consumer sentiment and the impact that recent stock market and real estate gains have had on consumer wealth.

(bar chart)
                    PERFORMANCE COMPARISON
              For the year ended Aug. 31, 2003
35%
                              (bar 2)
30%                           +30.39%

25%                                             (bar 3)
                                                +23.98%
20%     (bar 1)
        +18.20%
15%

10%

 5%

 0%

(bar 1) AXP VP - Equity Select Fund
(bar 2) Russell MidCap(R) Growth Index (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

16   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Equity Select Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Williams-Sonoma                             2.9%           $4,904,395
Fiserv                                      2.8             4,763,514
Fair, Isaac & Co                            2.7             4,565,232
Paychex                                     2.6             4,361,580
Whole Foods Market                          2.5             4,267,024
Fastenal                                    2.4             4,087,958
SunGard Data Systems                        2.2             3,750,600
Health Management Associates Cl A           2.2             3,735,243
Legg Mason                                  2.2             3,734,083
Murphy Oil                                  2.1             3,653,616

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 24.6% of net assets

The Fund's Long-term Performance

AXP VP - Equity Select Fund

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +18.20%

Since inception (5/1/01)                                              -0.74%
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP VP - EQUITY SELECT FUND

$15,000         (solid line) AXP VP - Equity Select Fund
                (dotted line) Russell MidCap(R) Growth Index
$10,000         (dashed line) Lipper Mid-Cap Growth Funds Index

 $5,000

               5/1/01           8/01            8/02            8/03

(solid line)    AXP VP - Equity Select Fund $9,828
(dotted line)   Russell MidCap(R) Growth Index $8,606
(dashed line)   Lipper Mid-Cap Growth Funds Index $8,177



This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Equity Select Fund as compared to two widely cited performance indexes, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

17   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Global Bond Fund

Q: How did AXP VP - Global Bond Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Global Bond Fund gained 9.56% for the 12 months ended Aug. 31, 2003. The Fund outperformed its current benchmark, the Lehman Brothers Global Aggregate Index, which increased 8.54% for the period and its benchmark in the calendar year 2002, the CitiGroup World Government Bond Index, which increased 9.43% for the period. The Fund underperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which rose 10.10% over the same time frame.

Q:   What factors significantly affected the Fund's performance?

A: Three factors most helped the Fund generate strong results relative to its benchmarks during the 12 months -- currency positioning, sector exposure and country allocation. The Fund had a larger-than-index position in the euro, a lower-than-index position in the yen and maintained a neutral position in the dollar. This strategy worked well, as the dollar weakened versus world currencies over the annual period, especially against the euro. As the value of the U.S. dollar declines, the currency value of foreign bonds typically improves. The yen underperformed not only the euro during the annual period, but also the Canadian, Australian and New Zealand dollars. The Fund's participation in the emerging markets and high-yield credit sectors also boosted performance relative to its benchmarks. These sectors, which are not part of the index benchmarks, produced strong returns during the fiscal year. Finally, the Fund's overweighted position in the core European debt markets and underweighted position in the Japanese bond market supported the Fund's performance. The core European debt markets outperformed the U.S. bond markets for the fiscal year in local currency terms. Japan was the worst-performing debt market, producing a negative annual return in local currency terms. The Fund was underweight to neutral in the U.S. market through most of the fiscal year.

     The Fund underperformed its Lipper peer group for the fiscal year primarily because of its relatively lower risk posture. However, we continue to believe that our investment strategy remains the prudent one for long-term investors in this asset class.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several changes to the portfolio. First, we enhanced the diversification of the Fund, which held approximately 249 securities as of Aug. 31, 2003, up from less than 90 one year prior. We believe this diversification should make Fund performance more consistent over time. Second, in early 2003, the Fund's board voted to switch its benchmark to the Lehman Brothers Global Aggregate Index to better represent the Fund's investment approach and holdings, including its non-government securities. Third, we made shifts in the Fund's sector weightings. For example, we reduced the Fund's position in government & agency bonds and redeployed those assets into the securitized sector. By increasing exposure to securitized debt on an opportunistic basis when relative value was attractive, the Fund's percentage of assets in this sector more than doubled from approximately 8% at the start of the fiscal year to 18% at the end of August 2003, a percentage that was still lower than the Fund's benchmark. The securitized sector includes holdings such as U.S. mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities as well as European collateralized securities such as Danish mortgages and German Pfandbriefe. Technically, currency and country weights remained relatively stable through the period.

     Finally, we shifted to a team-based approach in managing the Fund. As the Fund broadened its diversification in different bond sectors, we believe sector teams will help the Fund identify and analyze opportunities as they develop.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

12%
                                                        (bar 4)
10%     (bar 1)                          (bar 3)        +10.10%
        +9.56%          (bar 2)          +9.43%
 8%                     +8.54%

 6%

 4%

 2%

 0%

(bar 1) AXP VP - Global Bond Fund
(bar 2) Lehman Brothers Global Aggregate Index (unmanaged)
(bar 3) CitiGroup World Government Bond Index (unmanaged)
(bar 4) Lipper Global Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

18   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Global Bond Fund

AXP VP - Global Bond FundQ: How are you positioning the Fund for the coming months?

A: For the first two-thirds of the fiscal year, there was relative stability in global interest rates. From May through early June, bond yields dropped dramatically as U.S. Federal Open Market Committee (FOMC) comments about its deflation concerns rippled around the world. Then, from mid-June to the end of August, bond yields rose significantly when the FOMC softened its outlook on the risk of deflation and began discussing "an economy which it expects to improve over time." We believe that the recent back-up in yields was probably overdone, given too high expectations of central bank monetary policy easing, and thus we anticipate yields will likely settle down soon and move within a moderate range over the coming months. Even though global growth is starting to accelerate, we expect the Federal Reserve and other major central banks to keep official policy rates at their current low levels for quite some time. Inflation remains subdued both in the U.S. and overseas, giving central banks plenty of time to assess the durability of the current upturn in growth before tightening monetary policy.

     We also expect the U.S. dollar to continue to depreciate, reflecting the financing pressures created by a large and growing U.S. current account deficit. In our view, further depreciation of the U.S. dollar would be positive for the global economy since it would encourage stronger domestic demand growth overseas, reduce the global economy's dependence on the U.S. consumer, and help offset disinflationary pressures in the global economy.

     Given these views, we may look to increase the Fund's allocation to U.S. mortgage-backed securities, which typically perform well in a more stable interest rate environment. We intend to maintain our neutral duration positioning until we see clearer evidence of a sustainable global economic recovery. We also intend to monitor currencies carefully given their important impact on the return and risk profile of the Fund. We remain focused on careful security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

The 10 Largest Holdings

AXP VP - Global Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Govt of Spain
4.25% 2007                                  2.7%           $8,293,619
Govt of France
3.75% 2007                                  2.4             7,495,176
Republic of Finland
2.75% 2006                                  2.2             6,966,446
Development Bank of Japan
1.40% 2012                                  2.1             6,623,628
Govt of Spain
4.00% 2010                                  2.1             6,433,496
Federal Republic of Germany
4.50% 2009                                  2.0             6,290,251
Federal Republic of Germany
4.13% 2008                                  1.9             6,089,278
Govt of Netherlands
5.00% 2012                                  1.7             5,259,110
Hellenic Republic
2.75% 2006                                  1.6             5,117,392
Hellenic Republic
5.35% 2011                                  1.6             5,106,200

Note:Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 20.3% of net assets

--------------------------------------------------------------------------------

19   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Global Bond Fund
(line chart)

AXP VP - Global Bond Fund

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP VP - GLOBAL BOND FUND
$20,000
                (dotted line) Lehman Brothers Global Aggregate Index
$15,000         (dashed line) Lipper Global Income Funds Index
                (dot-dashed line) CitiGroup World Government Bond Index
$10,000         (solid line) AXP VP - Global Bond Fund

 $5,000

      5/1/96    8/96    8/97    8/98    8/99    8/00     8/01     8/02     8/03

(solid line)      AXP VP - Global Bond Fund $14,409
(dotted line)     Lehman Brothers Global Aggregate Index $15,127
(dot-dashed line) CitiGroup World Government Bond Index $14,573
(dashed line)     Lipper Global Income Funds Index $16,688

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                                +9.56%

5 years                                                               +4.93%

Since inception (5/1/96)                                              +5.08%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Global Bond Fund as compared to three widely cited performance indexes, the Lehman Brothers Global Aggregate Index, the CitiGroup World Government Bond Index and the Lipper Global Income Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the CitiGroup World Government Index to the Lehman Brothers Global Aggregate Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Lehman Brothers Global Aggregate Index will be included.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but exclude brokerage commissions or other fees.

CitiGroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

20   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Growth Fund

Q:   How did AXP VP - Growth Fund perform for fiscal year ended  Aug. 31, 2003?

A: AXP VP - Growth Fund rose 9.29% for the 12-month period ended Aug. 31, 2003, less than the 11.03% return of the Lipper Large-Cap Growth Funds Index, the Fund's peer group. The Russell 1000(R) Growth Index climbed 14.08% for the period. The Fund enjoyed a positive fiscal year return for the first time in three years.

     While the Fund outpaced its peers for most of the fiscal year, weak results in July and August resulted in underperformance relative to its peers for the full fiscal year. Sector allocation in industrials, financials and technology hurt results substantially in July and August and this unfavorable positioning overshadowed the strong results generated earlier in the fiscal year.

Q:   What factors significantly affected the Fund's performance?

A: Aggressive growth stocks with historically high levels of volatility (high beta) provided exceptionally strong returns in the second calendar quarter of 2003. During this time, effective stock selection helped the Fund keep pace with its benchmark and peers even as it avoided stocks that appeared overvalued and/or lacked sufficient growth potential.

     Earlier in the fiscal year the Fund reduced its emphasis on financial stocks and assumed an overweight position in the health care sector, both of which benefited relative performance. Yet by early in the summer of 2003 the market had reversed and the Fund's performance was negatively impacted as economically sensitive stocks such as financials and technology outperformed while the stocks in stable growth areas such as health care and consumer staples performed poorly on a relative basis. In addition, there were some technology holdings within the portfolio, which did not meet expectations, notably Nokia and Sun Microsystems.

     Throughout the year there has been a consistent focus on identifying companies with good growth prospects, which are trading at reasonable valuations. McDonald's and IACI (formerly USA Interactive) were two solid contributors to the Fund's results. We believe McDonald's benefited from a new CEO focusing on the firm's core fast-food business, cutting capital spending and improving cash flow. McDonald's was one the Fund's largest overweight positions during the second half of the fiscal year and this benefited performance. IACI grew its earnings very rapidly over the past year while at the same time simplifying its corporate structure and delivered positive results for the Fund.

Q:   What were the portfolio's weakest areas?

A: The Fund's sector weightings mildly detracted from its performance. The Fund had a lower-than-index position in both technology and financials which performed well for much of the period. While we managed to find some individual opportunities within technology, we underestimated the extent to which stocks could advance given what we viewed as limited evidence of fundamental improvement in the sector and valuations, which appeared extended.

     Two names in technology that the Fund did own were Motorola and Nokia. We bought Motorola because it was a stock with a cost cutting story that had not been appreciated by the market and we bought Nokia as a leadership technology company with good end market growth, which was trading at a reasonable valuation. While we are always looking for fast growing companies in the technology sector, we do tend to shy away from those whose valuations do not appear justified.

     Within financials, the Fund's performance was negatively impacted in the latter half of the year by below average exposure to brokerage stocks which performed well in the period as well as by its positioning in Fannie Mae and Freddie Mac which were negatively impacted by management issues at Freddie Mac.

Q:   What changes did you make during the year?

A: Generally, the Fund favored stable growth over cyclical growth throughout much of the period due to concerns over the extent of earnings recovery, which appeared to be anticipated in cyclical stocks. However, the Fund did increase its cyclical exposure at points in which these stocks were more depressed and expectations had been tempered. An example of a cyclical sector which the Fund increased its exposure to over the course of the year was energy because we believed that expectations for energy stocks seemed more reasonable than those for the average cyclical sector.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

15%                     (bar 2)
                        +14.08%
12%     (bar 1)                          (bar 3)
        +9.29%                           +11.03%
 9%

 6%

 3%

 0%

(bar 1) AXP VP - Growth Fund
(bar 2) Russell 1000(R) Growth Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

21   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Growth Fund

     In health care, we substantially reduced the Fund's position in HCA, the nation's largest hospital operator, during the period as our concerns related to earnings growth increased, and we reduced our positions in HMO (health maintenance organization) stocks as well following a period of significant price appreciation in the stocks subsequent to fundamental improvements in the sector. We felt that HMO stocks had fully discounted the favorable near term growth outlook.

     A stock the Fund purchased during the period, which fits our investment discipline, is Disney. Disney is a cyclical growth company that, in our view, was being painted with a different brush than other cyclical stocks. If there is a cyclical recovery, Disney stands to benefit like many other companies, yet it was trading at a valuation, which suggested it would not benefit. These allocations led to the Fund's increase in turnover.

Q:   How are you positioning the Fund for the coming months?

A: Above all, we will adhere to our long-term investment discipline and continue to strive to identify those companies with good growth rates for which we believe we do not need to overpay. Given this discipline, we have recently seen better opportunities in stable growth sectors than in cyclical growth sectors. Examples of stable growth sectors with substantial weightings in the Fund exiting the fiscal year include health care and consumer staples and examples of cyclical sectors with lower weights exiting the period include information technology and industrials.

The 10 Largest Holdings

AXP VP - Growth Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Microsoft                                   4.2%           $9,383,996
Pfizer                                      3.9             8,781,699
Lockheed Martin                             2.0             4,533,855
InterActiveCorp                             1.9             4,212,844
NTL                                         1.9             4,180,936
McDonald's                                  1.8             4,107,344
Johnson & Johnson                           1.8             3,946,568
Wyeth                                       1.8             3,946,485
Amgen                                       1.7             3,861,411
Motorola                                    1.7             3,715,799

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 22.7% of net assets

--------------------------------------------------------------------------------

22   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Growth Fund

 (line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                             IN AXP VP - GROWTH FUND

$15,000         (dotted line) Russell 1000(R) Growth Index
                (dashed line) Lipper Large-Cap Growth Funds Index
$10,000         (solid line) AXP VP - Growth Fund

 $5,000

      10/1/99           8/00            8/01            8/02            8/03

(solid line)      AXP VP - Growth Fund $5,633
(dotted line)     Russell 1000(R) Growth Index $6,618
(dashed line)     Lipper Large-Cap Growth Funds Index $6,502

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                                +9.29%

Since inception (9/15/99)                                            -13.52%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Growth Fund as compared to two widely cited performance indexes, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the growth subset of the Russell 1000(R) Index, which is composed of the 1,000 largest companies in the U.S. These companies have higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

23   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - High Yield Bond Fund

In June 2003, the Fund's name changed from AXP VP - Extra Income Fund to AXP VP
- High Yield Bond Fund. This change did not affect the Fund's investment strategy.

Q: How did AXP VP - High Yield Bond Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - High Yield Bond Fund gained 18.81% for the 12 months ended Aug. 31, 2003. The Lipper High Yield Funds Index, representing the Fund's peer group, rose 21.79%, and the JP Morgan Global High Yield Index advanced 22.31% over the same period. The Merrill Lynch High Yield Bond Index rose 22.88% for the period.

Q:   What factors significantly affected the Fund's performance?

A: As the Fund's fiscal year began, the high-yield bond market was at the tail end of an extremely volatile time, impacted by weak economic growth, corporate governance problems, and the aftershocks of the WorldCom and Adelphia accounting scandals. Beginning mid-October 2002, investors started to become less risk-averse, as stock prices rose, corporations seemed to be on more solid footing, and statistical data indicated a slow but steadier course for economic recovery. A rally ensued in the high-yield bond market that lasted through most of July 2003. From late July through mid-August, there was a significant sell-off in the high yield bond market, caused primarily by a shift in the balance of supply and demand. Investors sought to take profits after the extended rally concurrently to a sizable new issue calendar of high yield bonds. By the end of August, absorbed supply and renewed demand reinvigorated the market and resulted in higher returns.

     Among the Fund's best performers for the fiscal year were those that had been among the hardest hit over the previous annual period. For example, in the cellular and personal communications services (PCS) areas of the wireless telecommunications sector, Fund positions in Nextel Communications, Dobson/Sygnet Communications, and Rural Cellular each performed well. In cable TV, Cablevision Systems, Coaxial Communications and Quebecor Media were winners for the Fund. In utilities, regulated IPALCO Enterprises and Xcel Energy and pipelines El Paso Energy and Williams Gas Pipeline were strong performers for the Fund. We sold Xcel during the period at a profit. While our security selection throughout the fiscal year was relatively strong, there were a few disappointments. These included Venezuelan cable/telephony company Veninfotel, chemical company Resolution Performance and conglomerate Jordan Industries.

     Overall, the Fund's performance was affected most by its somewhat defensive posture. We strategically chose to underweight lower credit quality CCC-rated and distressed bonds, which rebounded most dramatically during the high-yield market rally. While we maintained the Fund's emphasis on single-B rated bonds, we began to add riskier CCC-rated securities in a selective fashion during the second calendar quarter of 2003, being careful to manage position sizes. We continued to focus on managing downside risk through careful due diligence, enhanced portfolio diversification and avoidance of certain securities and sectors.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the fiscal year, we reduced the Fund's weighting in the homebuilding industry to a neutral position due to valuation, although we continue to believe in the fundamentals of this sector. We also reduced the Fund's position in lodging and leisure to an underweighted position, as we do not see the fundamentals for this industry turning around anytime soon given the still-lingering effects of post-Sept. 11, 2001. On the other hand, we added modestly to the Fund's weighting in certain industrial, chemical and manufacturing holdings, as we gradually shifted the portfolio's stance to a more cyclically oriented one.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

25%                     (bar 2)                         (bar 4)
                        +22.31%           (bar 3)       +22.88%
20%     (bar 1)                           +21.79%
        +18.81%
15%

10%

 5%

 0%

(bar 1) AXP VP - High Yield Bond Fund
(bar 2) JP Morgan Global High Yield Index (unmanaged)
(bar 3) Lipper High Yield Funds Index
(bar 4) Merrill Lynch High Yield Bond Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

24   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - High Yield Bond Fund

     In what we consider core sectors, the Fund was overweighted in food and beverages, which performed well, and in media, including television and radio broadcasting, publishing and outdoor advertising, which produced positive returns and added value to the portfolio during the fiscal year. We shifted from a neutral to an underweighted position in gaming, which has strong fundamentals, but, in our opinion, has reached full value. We shifted from an underweighted to a neutral position in auto suppliers, given our view of economic recovery. Based on our outlook for industry fundamentals, we maintained underweighted positions in supermarkets, retail and technology.

     Starting mid-summer 2002, we began to buy what we saw as less risky securities in the bank loan market at attractive prices. Bank loan paper is historically a comparatively lower risk investment, as it is considered more senior debt within a company's capital structure. We focused on wireless communications and cable television, where we saw an opportunity to mitigate downside risk in sectors we liked. These investments generated strong risk-adjusted returns for the Fund, and, in August 2003, we sold several of the wireless communications bank loans at a profit.

Q:   How are you positioning the Fund for the coming months?

A: We are generally optimistic in our view for the high-yield market and believe several factors support our perspective. We believe the U.S. economy will improve during the second half of the calendar year. Also, the absolute level of interest rates and inflation are low, which is typically positive for high-yield bonds. High-yield default rates peaked in 2002 and have fallen significantly in 2003 year-to-date. Also, the technical environment for the high-yield market has been positive, as measured by cash inflows to this asset class. Finally, yield alternatives among other asset classes remain scarce. Looking ahead, we will continue to monitor the pace of U.S. economic growth, the direction of interest rates and the quality of new issues in the high-yield bond market. We intend to use any continued improvement in valuations to upgrade the portfolio's credit quality emphasis. We will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

The 10 Largest Holdings

AXP VP - High Yield Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Qwest
6.95% 2010                                  1.8%          $15,012,600
Vivendi Universal
6.25% 2008                                  1.5            12,315,000
Eott Energy Partners LP./Energy Finance
11.00% 2009                                 1.4            11,627,850
Dobson/Sygnet Communications
12.25% 2008                                 1.3            10,721,399
El Paso Production Holding
7.75% 2013                                  1.1             9,551,999
Hilcorp Energy/Finance
10.50% 2010                                 1.1             9,472,500
Qwest Services
13.50% 2010                                 1.1             9,432,510
Western Wireless
9.25% 2013                                  1.1             9,380,000
Nextel Communications
7.38% 2015                                  1.0             8,695,000
Varde Fund V LP                             0.9             7,681,056

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 12.3% of net assets

--------------------------------------------------------------------------------

25   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - High Yield Bond Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP VP - HIGH YIELD BOND FUND
$20,000
                (dashed line)     Merrill Lynch High Yield Bond Index
$15,000         (dotted line)     JP Morgan Global High Yield Index
                (dot-dashed line) Lipper High Yield Funds Index
$10,000         (solid line)      AXP VP - High Yield Bond Fund

 $5,000

      5/1/96    8/96    8/97    8/98    8/99    8/00     8/01     8/02     8/03

(solid line)      AXP VP - High Yield Bond Fund $12,522
(dotted line)     JP Morgan Global High Yield Index $15,327
(dot-dashed line) Lipper High Yield Funds Index $13,142
(dashed line)     Merrill Lynch High Yield Bond Index $15,372

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +18.81%

5 years                                                               +1.31%

Since inception (5/1/96)                                              +3.11%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - High Yield Bond Fund as compared to three widely cited performance indexes, the JP Morgan Global High Yield Index, the Lipper High Yield Funds Index and the Merrill Lynch HighYield Bond Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Merrill Lynch High Yield Bond Index to the JP Morgan Global High Yield Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the JP Morgan Global High Yield Index will be included.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper High Yield Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Merrill Lynch High Yield Bond Index, an unmanaged index, provides a broad-based measure of performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index.

--------------------------------------------------------------------------------

26   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A
AXP VP - International Fund

Q: How did AXP VP - International Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - International Fund rose 3.48% for the 12-month period ended Aug. 31, 2003. This was less than the Fund's benchmark, the MSCI EAFE Index, which advanced 9.58% for the period. The Lipper International Funds Index, representing the Fund's peer group, rose 9.89% for the same time frame.

Q:   What factors most significantly affected the Fund's performance?

A: The Fund's performance was disappointing over the 12-month reporting period. Our regional allocation added value, but poor stock selection in Europe and Japan led to underperformance against the Fund's benchmark and peers.

     Low-quality stocks led the global advance in stock prices during the past fiscal year. Stocks in companies with weak balance sheets, poor market positioning and negative structural issues performed unexpectedly well, particularly in Europe. To some investors, such stocks appeared oversold this past winter. This perception helped generate a strong rally beginning in late March. However, we avoided stocks with weak fundamentals and potential problems, which detracted from performance. Nevertheless, we still believe that the Fund's positioning in higher quality European stocks is the right strategy for the long term. In fact, we began to see some evidence of a more favorable turn in investor sentiment between June and August. Generally, the Fund focuses on companies with strong franchises, which have demonstrated improved performance.

     In Japan, the Fund underperformed because we held too many mid- to large cap stocks at a time when small cap stocks performed extremely well. During the first half of the fiscal period Japanese pension plans sold many large cap holdings to raise cash as a result of a change in Japanese government pension policy resulting in small caps outperforming their benchmark by about 25%. In the second half of the year, small cap stocks underperformed.

Q:   What changes did you make to the portfolio?

A: The Fund was conservatively positioned for most of the fiscal year. We believed there would be a degree of volatility in the global economy and it would be slow to recover. That turned out not to be the case, and our position hurt the Fund's returns as economically cyclical stocks rebounded. We have subsequently repositioned the Fund towards areas of economic growth and activity and have bought companies that we believe may benefit from the improving economy.

     In Europe, we have been underweight the benchmarks for most of the period. Among the changes in allocation over the period were:

     o An increased Japanese equity weighting early in 2003, as we moved to a more cyclical bias in the Fund.

     o An increased emerging markets weighting during the last six months of the fiscal period, as we have begun to see the benefits of improving global economic activity --particularly the benefits of government tax cuts and central banking stimulus to the U.S. economy and its trickle-down effect across global activity. Our current weighting in emerging markets is around 7%, compared to 0% for the Fund's benchmark. The Fund's peers tended to hold up to 5% in emerging markets in the past fiscal year. Emerging markets are more competitive against more high cost production areas in Europe, the U.S. and other mature markets. We believe that, over time, more attention will be focused on emerging markets, and that is why we have significantly increased our position in that direction.

     o During the period, we reduced our position in three Pacific Rim countries: Singapore, Australia, and Hong Kong. We feel Australia is a relative defensive market and less cyclically exposed and therefore sold some of our Australian stocks. We then used those assets to reinvest in emerging markets and Japan.

     We have been optimistic about equities in general for some time. Stepping back for the long view, we have worked through a bull market, a bear market, then a risk-recovery phase (when low-quality stocks gained favor), and now, we have moved into an economic recovery cycle.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

10%                     (bar 2)                  (bar 3)
                        +9.58%                   +9.89%
 8%

 6%

 4%     (bar 1)
        +3.48%
 2%

 0%

(bar 1) AXP VP - International Fund
(bar 2) MSCI EAFE Index (unmanaged)
(bar 3) Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

27   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - International Fund

Q:   How are you positioning the Fund for the coming months?

A: When adding stocks to the Fund, we have paid great attention to those areas of greatest cyclicality. We want to benefit from an improving economic cycle. We have also broadened out the market cap for the Fund so it includes more mid-cap stocks, which we believe will benefit from improvements in economic growth. Other areas that we have been adding to more recently have been on the consumer cyclical side. We also added to some areas of technology in the early part of the year and have maintained those positions.

     We have sufficiently reduced our holdings in defensive stocks, in particular, consumer staples (e.g., food manufacturing, household goods, etc.). We have lessened our position for two reasons. First, these stocks do not benefit from an economic recovery; and second, many of those companies have been through a phase of restructuring that we believe has already been fully priced into the market. We believe global economic growth is picking up and that investors have seen the worst that the bear market had to offer.

The 10 Largest Holdings

AXP VP - International Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
HSBC Holdings (United Kingdom)              3.2%          $23,676,753
GlaxoSmithKline (United Kingdom)            3.1            23,046,484
Vodafone Group (United Kingdom)             3.1            22,697,568
TotalFinaElf (France)                       3.0            21,869,047
Novartis (Switzerland)                      2.6            18,996,625
BP (United Kingdom)                         2.5            18,311,935
Royal Bank of Scotland Group
(United Kingdom)                            2.3            16,758,153
BNP Paribas (France)                        1.9            14,290,692
Royal Dutch Petroleum (Netherlands)         1.7            12,567,479
Schneider Electric (France)                 1.7            12,433,469

Note:Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 25.1% of net assets

--------------------------------------------------------------------------------

28   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - International Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP VP - INTERNATIONAL FUND
$25,000
                (dashed line)     Lipper International Funds Index
$20,000         (dotted line)     MSCI EAFE Index
                (solid line)      AXP VP - International Fund
$15,000

$10,000

 $5,000

        '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(solid line)      AXP VP - International Fund $10,908
(dotted line)     MSCI EAFE Index $13,035
(dashed line)     Lipper International Funds Index $15,740

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                                +3.48%

5 years                                                               -4.98%

10 years                                                              +0.87%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - International Fund as compared to two widely cited performance indexes, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

29   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Managed Fund

Tom Murphy was named portfolio manager of the fixed-income portion of AXP VP - Managed Fund portfolio in February 2003. Bob Ewing has responsibility for the Fund's equity holdings and asset allocation. Below they discuss the Fund's results for fiscal year 2003.

Q: How did the AXP VP - Managed Fund perform for the one-year period ended Aug. 31, 2003?

A: AXP VP - Managed Fund advanced 9.40% for 12 months ended Aug. 31, 2003, underperforming the Standard & Poor's 500 Index (S&P 500 Index), which gained 12.07%. The Lipper Balanced Funds Index, representing the Fund's peer group, gained 10.05% for the same period. The Lehman Brothers Aggregate Bond Index rose 4.36% for the period.

Q:   What factors significantly affected the Fund's performance?

A: The Fund maintained a conservative stance throughout the fiscal year, positioning the portfolio to benefit if the financial markets were to question the sustainability of the economic recovery. The markets, in fact, were biased toward a stronger economic scenario, favoring higher risk equity and fixed income sectors. For example, on the equity side, investors embraced industrials, information technology, and other cyclical stocks. However, the Fund had higher-than-index positions in several classically defensive sectors, such as consumer staples and health care. The Fund also had lower-than-index positions in the relatively strongly performing financials sector. The Fund was further affected by its large-cap orientation during a period when small-cap and mid-cap stocks led the equity market rally.

     At the same time, stock selection remained key to strong positive absolute returns and was enough to allow the equity portion of the Fund to outperform large-cap, value oriented benchmarks by almost 200 basis points, or 2%. The biggest contributors to Fund performance during the 12 months were InterActive Corp and National Semiconductor in the information technology sector, McDonalds in the consumer sector, MBNA and Capital One in the financial sector and Caremark in health care. Of course, there were disappointments. TXU Corp in utilities, HCA Inc. and Schering-Plough Corp in health care and Fannie Mae and Freddie Mac in financials detracted from Fund performance during the annual period.

     Within the fixed income portfolio, our emphasis on corporate bonds was detrimental to performance in the first half of the year when the bond market struggled in October, but proved exceptionally beneficial when the corporate sector began a prolonged rally in November.

     During the second half of the fiscal year, the portfolio's fixed-income component benefited from small allocations to high-yield bonds and emerging markets debt. The high-yield bond market, in particular, performed well during this period.

Q:   Were there significant changes to the Fund during this period?

A: The Fund maintained its allocation of approximately 65% equities and 35% bonds throughout the fiscal year. This tilt toward equities was beneficial given that stocks outperformed bonds during the period.

     On the equity side, we maintained virtually the same sector weightings throughout, but to varying degrees. At the start of the period, the Fund had larger-than-index positions in pharmaceuticals and energy. As the fiscal year progressed, we increased the Fund's position in consumer staples. At the end of the fiscal year, we held larger-than-index positions in the health care and industrial sectors. The Fund held smaller-than-index positions in the utilities, financial and consumer discretionary sectors at the end of the fiscal year.

     In February, the Fund's fixed-income security selection was restructured to capitalize on the skills of bond sector teams. Early in the fiscal period, the portfolio experienced above-average turnover as the portfolio was realigned in accordance with the models. Since then turnover has returned to historical norms.

     In the bond component of the portfolio, we became a bit more defensive as the bond market advanced. Because so much good news was priced into bonds, we were concerned that anything less than a perfect environment might cause a sell-off. During the latter part of the fiscal period, we modestly reduced the corporate bond allocation given that sector's previous gains.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

15%                     (bar 2)
                        +12.07%                         (bar 4)
12%     (bar 1)                                         +10.61
        +9.40%
 9%

 6%                                     (bar 3)
                                        +4.36%
 3%

 0%

(bar 1) AXP VP - Managed Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lehman Brothers Aggregate Bond Index
(bar 4) Lipper Flexible Portfolio Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

30   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Managed Fund

Q:   How are you positioning the Fund for the coming months?

A:   We  believe  that  the  economic   recovery  will  likely  develop  into  a
     sustainable one, with growth at a respectable but not vigorous pace. We also believe that the U.S. equity market will rise over the coming months, but that it may only appreciate modestly given current elevated valuations. Given this view, we intend to maintain our "value with reasonable growth prospects" style and our conservative posture, seeking buying opportunities on a stock-by-stock basis. In evaluating individual stocks, we use four criteria. First, the stock should have a fundamentally appealing story, a driver for growth. Second, we want to know the stock on an in-depth basis, using intensive and extensive research by our team of analysts to gain what we like to call an information advantage. Third, the stock must be attractive from a classic value perspective. And fourth, we seek to identify an investment catalyst -- why are we buying this stock? Looking ahead, we continue to see stocks that meet these criteria in the consumer staples and health care sectors, particularly in the pharmaceuticals industry. We also intend to continue to look to exploit market inconsistencies. For example, if the global economy is going to recover as quickly as the market seems to be discounting, energy stocks should do very well. To date, they have been left behind. Thus, we may look to add to the Fund's position in energy stocks.

     If the recovery doesn't progress as the market anticipates, we expect to have opportunities to adjust the fixed income portfolio, which might then include larger allocations to corporate bonds and more cyclical positions within the corporate sector.

The 10 Largest Holdings

AXP VP - Managed Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Citigroup                                   2.9%          $70,547,790
Bank of America                             1.5            37,437,699
Exxon Mobil                                 1.5            36,176,919
ChevronTexaco                               1.5            36,143,520
ConocoPhillips                              1.3            32,275,520
Altria Group                                1.1            25,445,106
U.S. Bancorp                                1.0            24,985,060
J.P. Morgan Chase                           1.0            24,706,840
Wells Fargo                                 1.0            24,157,452
American Intl Group                         1.0            23,208,472

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 13.8% of net assets

--------------------------------------------------------------------------------

31   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - Managed Fund

(line chart)

AXP VP - Managed Fund

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP VP - MANAGED FUND
$40,000
                (dotted line)     S&P 500 Index
$30,000         (dot-dashed line) Lehman Brothers Aggregate Bond Index
                (solid line)      AXP VP - Managed Fund
$20,000         (dashed line)     Lipper Flexible Portfolio Funds Index

$10,000

        '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(solid line)      AXP VP - Managed Fund $18,737
(dotted line)     S&P 500 Index $26,134
(dot-dashed line) Lehman Brothers Aggregate Bond Index $19,076
(dashed line)     Lipper Flexible Portfolio Funds Index $18,844

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                                +9.40%

5 years                                                               +2.74%

10 years                                                              +6.48%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Managed Fund as compared to three widely cited performance indexes, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

32   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - New Dimensions Fund

Q: How did AXP VP - New Dimensions Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - New Dimensions Fund gained 10.11% for the 12 months ended Aug. 31, 2003. In comparison, the Standard & Poor's 500 Index (S&P 500 Index) increased 12.07%, and the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, rose 11.03% over the same period.

Q:   What factors significantly affected the Fund's performance?

A: The Fund's relative performance was impacted most by its conservative positioning. The portfolio's defensive stance, including an emphasis on consumer cyclical companies and other sectors most likely to weather the storm, helped performance during most of the annual period. However, when the equity market rose sharply in the autumn and again in the second calendar quarter, the Fund's relatively conservative stocks did not rally as much as more aggressive, less well-capitalized companies. The Fund was also underweighted in the strongly performing information technology sector relative to the S&P 500 Index. Equity market gains appeared to be based more on investor momentum than on economic or company fundamentals. While our stance was based on our outlook for a modest economic recovery, this momentum-driven environment rewarded funds that took a more aggressive posture. Thus, the Fund underperformed its benchmark index and its peers.

     Still, effective stock selection helped the Fund achieve positive double-digit absolute returns. For example, WalMart, Citigroup and Bank of America were strong performers for the year overall. Johnson & Johnson and 3M held up well during the first half; Amgen and Target were among the Fund's best performers during the second half. Among the Fund's specific stock disappointments were Microsoft and Viacom. Microsoft was a top performer during the first half of the fiscal year, but experienced a slowdown in growth during the second half along with much of the personal computer industry. Entertainment company Viacom lost ground primarily due to a slowdown in advertising spending. However, we continued to hold both of these companies in the Fund's portfolio, as each is clearly a leader in its respective industry, and we are optimistic about their prospects going forward. Lockheed Martin in the defense industry was another disappointment, as the high level of government spending anticipated by many was not fully realized. We eliminated the Fund's holding in this stock.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The Fund has historically had a low turnover rate compared to many of its large cap growth peers, and we upheld this approach in fiscal year 2003. Indeed, for most of the fiscal year, the bulk of the Fund's assets remained relatively constant. However, we slightly increased our positions in the energy sector in anticipation of improving stock prices. Within the health care sector, we shifted away from hospitals and distribution companies toward a focus on biotechnology and medical device companies. For example, we eliminated the Fund's position in HCA, the nation's largest hospital chain, and bought Amgen, a leading biotechnology company in the fight against cancer. We also added Genzyme and Stryker to the portfolio. Genzyme is a biotechnology company focused on rare genetic disorders, renal disease and osteoarthritis. Stryker is a surgical and medical device manufacturer.

     In June, we repositioned the Fund a bit, shifting the portfolio's stance to take advantage of the less risk-averse market environment. We moderately increased the Fund's weighting in the technology sector, with a focus on software-related companies. We also reduced the Fund's weighting in the more defensive consumer staples sector, by cutting back on such positions as Budweiser and Procter & Gamble. We then redeployed those assets into industrial-related and business services companies that we believe may benefit from the eventual upturn in the economy. One such addition to the portfolio was Caterpillar, the manufacturer of construction, agricultural, mining and forestry machinery.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

15%
                        (bar 2)
12%     (bar 1)         +12.07%          (bar 3)
        +10.11%                          +11.03%
 9%

 6%

 3%

 0%

(bar 1) AXP VP - New Dimensions Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

33   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - New Dimensions Fund

Q:   How are you positioning the Fund for the coming months?

A: We are optimistic about the equity market going forward. A great deal of fiscal and monetary stimulus is currently in the pipeline, including low interest rates, tax cuts and dividend and capital gains tax reform. Such stimulus should help boost economic growth in the months ahead. What is missing so far is job growth, which is key to improving consumer confidence and consumer spending. Also, capital spending remains flat, as businesses remain reluctant to hire or invest aggressively.

     Our focus will remain on seeking long-term growth of capital. We will continue to broadly diversify the Fund's holdings, looking for large cap opportunities that display good fundamentals and a better-than-average potential for growth. We will also continue to look for dividend-paying stocks of companies that can maintain earnings growth through varying market cycles.

The 10 Largest Holdings

AXP VP - New Dimensions Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Wal-Mart Stores                             4.1%         $128,676,999
Bank of America                             3.8           118,875,000
Microsoft                                   3.7           114,447,060
Viacom Cl B                                 3.4           107,096,265
Amgen                                       3.3           101,677,109
Citigroup                                   3.2            98,661,696
UnitedHealth Group                          2.6            81,055,314
General Electric                            2.6            80,885,778
Target                                      2.5            79,178,120
Caterpillar                                 2.5            78,797,510

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 31.7% of net assets

--------------------------------------------------------------------------------

34   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - New Dimensions Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP VP - NEW DIMENSIONS FUND

$30,000         (dotted line)     S&P 500 Index
                (solid line)      AXP VP - New Dimensions Fund
$20,000         (dashed line)     Lipper Large-Cap Growth Funds Index

$10,000

      5/1/96    8/96    8/97    8/98    8/99    8/00     8/01     8/02     8/03

(solid line)      AXP VP - New Dimensions Fund $16,058
(dotted line)     S&P 500 Index $17,269
(dashed line)     Lipper Large-Cap Growth Funds Index $13,597

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +10.11%

5 years                                                               +3.63%

Since inception (5/1/96)                                              +6.76%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - New Dimensions Fund as compared to two widely cited performance indexes, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

35   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Partners Small Cap Value Fund

Performance Summary

AXP VP - Partners Small Cap Value Fund is managed by three independent money management firms that invest a portion of Fund assets in small company value stocks. The goal is to provide long-term capital appreciation. For the fiscal year ended Aug. 31, 2003, AXP VP - Partners Small Cap Value Fund rose 20.24%. This was less than the 24.14% return of the Fund's peer group over the same period, as represented by the Lipper Small-Cap Value Funds Index. The Fund also underperformed both the Russell 2000(R) Index and Russell 2000(R) Value Index, which respectively rose 29.08% and 23.68% for the 12 months ended Aug. 31, 2003.

Royce & Associates, Third Avenue and Goldman Sachs managed 46%, 30% and 24% of the Fund's portfolio, respectively, as of Aug. 31, 2003. Goldman Sachs replaced National City Investment Management on Aug. 11, 2003. During most of the 2003 fiscal year, National City's portion of the portfolio generally underperformed the Fund's benchmark and peer group.

Q:   How did the Fund perform in comparison to its benchmark/peers?

A: Royce & Associates: Our portion of the Fund reflected the robust rally that began last fall and began to gather steam in mid-March 2003. While we are pleased to report a positive return for the fiscal year period, we were disappointed that our portion of the Fund underperformed both of its benchmarks and peer group for most of the 12 months ended Aug. 31, 2003. Our underperformance was partially the result of a relative underweighting in financial services and consumer discretionary areas within our portion of the Fund.

     Third Avenue: Our portion of the Fund's portfolio performed in line with the Russell 2000(R) Value Index and our peer group for most of the fiscal year. We finished the year slightly behind the Fund's peer group in part because of disappointments in financial services companies such as Phoenix and Instinet.

     Goldman Sachs: For the brief period from Aug. 11, 2003, when we began managing a portion of the Fund's assets, until Aug. 31, 2003, our portion of the Fund provided a positive return that was slightly less than the Fund's benchmark and peer group.

Q:   What factors significantly affected the Fund's performance?

A: Royce & Associates: Positive performance within our holdings came from several sectors, most notably from the Fund's largest sector, technology, followed by solid returns from stocks in the natural resources, consumer products and health sectors. The upshot is that the Fund's top four sectors -- technology, natural resources, health care and consumer products -- all posted net gains. The negatives could be found on a stock-by-stock basis. We slightly reduced our position in surety underwriter, CAN Surety, when its business began to struggle after the bankruptcy of a major client. We still think that its long-term prospects are solid. We also sold shares in underperforming insurance firm, PMA Capital, due to what we thought were poor business decisions by the company.

     Third Avenue: For our portion of the portfolio, performance for the year was driven by appreciation in cable/telecom equipment common stocks, including Comverse, Commscope and Scientific Atlanta, which was added during the year and more than doubled in value, based on our cost. Additionally, real estate operating company common stocks performed well, led by Forest City, Catellus and LNR. Trinity Industries, a manufacturer of rail cars and other industrial products, also was a significant positive contributor.

     Goldman Sachs: Returns in the small cap arena in August 2003 were driven largely by lower-quality companies with depressed earnings and negative returns in recent years. Investors were clearly looking beyond an economic recovery and giving many of these riskier firms the benefit of the doubt. Our emphasis on quality will typically cause our portion of the portfolio to underperform during such periods of high speculation in the market. Our relative underperformance during the short reporting period has been broad-based across many sectors, an indication that it was a result of our quality bias being out of favor in the market, rather than a specific stock selection issue. In other words, no one or two individual stocks were responsible for the Fund's underperformance. While most of the stocks in the Fund's portfolio participated in the market's advance, they did not appreciate as fully as those held in the benchmark.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

30%                                                     (bar 4)
                                                        +29.08%
25%                     (bar 2)         (bar 3)
        (bar 1)         +23.68%         +24.14%
20%     +20.24%

15%

10%

 5%

 0%

(bar 1) AXP VP - Partners Small Cap Value Fund
(bar 2) Russell 2000(R) Value Index (unmanaged)
(bar 3) Lipper Small-Cap Value Funds Index
(bar 4) Russell 2000(R) Index (unmanaged)

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

36   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Q:   What changes did you make to the portfolio, and why?

A: Royce & Associates: We bought more health care stocks, including two nursing staffing services firms that we think offer solid value, AMN Healthcare Services and Cross Country Healthcare. We also like the long-term prospects for Medicaid HMO, Molina Healthcare and for physical therapy provider U.S. Physical Therapy. In addition, we built our position in The Yankee Candle Company, automotive toy manufacturer RC2, and initiated a position in video game retailer Electronic Boutique Holdings. We believe that the latter two companies could benefit from an upswing in the gaming and toy market, which has been struggling for the last year or so.

     Third Avenue: During the year, we established 18 new positions and eliminated three holdings. Major new positions included Agrium, AMN Healthcare, AVX, Dress Barn, E-L Financial, Parexel, SFK Pulp Fund and Willbros Group. The Fund eliminated its positions in Energizer, Brookfield and First American Financial, following significant appreciation. We also trimmed positions in some sectors (technology and cable/telecom equipment) where rising stock prices resulted in less attractive valuations.

     Goldman Sachs: During the period, we began to restructure our portion of the portfolio to reflect a value investment approach that balances price and prospects. Our focus on quality stocks with attractive valuations has served us well in most market environments. While the period was dominated by the strong rebound in highly controversial, lower quality names, we remain committed to finding and investing in those companies with good business models, high or improving return on investable capital and quality managements. Core holdings such as Wabash National Corp., Ann Taylor Stores Corp. and Hutchinson Technologies reflect these key attributes.

Q:   How are you positioning the Fund for the coming months?

A: Royce & Associates: We remain cautious. While the market rally has been a welcome development, quality stocks have not been the biggest beneficiaries, so we are dubious about the rally's sustainability. However, we continue to believe that the Fund's portfolio holds what we think are many highly undervalued small companies, and our long-term outlook remains positive, especially in light of small caps' ongoing market strength.

     We are looking for what we believe is good value on a stock-by-stock basis. In our estimation, such value remains in natural resources and health care companies, as well as in some consumer stocks. We do not know when the market will recognize the underlying value of these companies, but we feel very confident about the Fund's overall long-term performance potential.

     Third Avenue: At Third Avenue Management, we focus almost entirely on company fundamentals; the general market does not factor into our analysis. We use a disciplined, bottom-up investment approach to identify securities of companies that we believe exhibit financial strength, reasonable management teams, readily available financial information and disclosure and a stock price significantly below the company's private market values.

     We are excited about the companies in our portion of the Fund based on their financial strength and long-term growth prospects. Although the low interest rate/easy credit environment over the last several months has resulted in better stock performance for leveraged/speculative companies than the conservatively financed ones in our portfolio, we believe that the strong financial positions of our companies may generate attractive long-term returns. Recent reductions in the dividend tax should benefit many of our cash rich holdings by enabling them to increase payouts or make special distributions, especially in cases where insider ownership is high. Additionally, we would expect many of our companies to continue to use their financial strength to buy valuable assets.

     Goldman Sachs: While it seems that the recent strength in stock prices has reflected investors' increased optimism rather than improving fundamentals, it is difficult to predict what the remainder of the year will bring. We believe that visibility will continue to be low as the penalty for earnings disappointments is likely to increase. Furthermore, the recent rise in stock prices has some investors skeptical that the gains are a temporary trap. Against this backdrop, we continue to be invested in what we consider to be potential high conviction ideas -- companies with quality managements, high returns on invested capital and sound business models. We believe companies with these attributes will enable the portfolio to perform well over the long run.

--------------------------------------------------------------------------------

37   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Partners Small Cap Value Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Maxwell Shoes Cl A                          1.1%           $1,456,008
Trinity Inds                                1.0             1,402,855
Forest City Enterprises Cl A                1.0             1,341,900
SFK Pulp Fund                               1.0             1,304,834
CommScope                                   0.9             1,237,711
KEMET                                       0.9             1,213,739
AMN Healthcare Services                     0.8             1,110,450
Agrium                                      0.8             1,080,401
LNR Property                                0.8             1,060,000
iShares Russell 2000 Value Index Fund       0.8             1,032,897

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 9.1% of net assets

The Fund's Long-term Performance

AXP VP - Partners Small Cap Value Fund

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                    IN AXP VP - PARTNERS SMALL CAP VALUE FUND
$15,000
                (dot-dashed line) Lipper Small-Cap Value Funds Index
                (solid line)      AXP VP - Partners Small Cap Value Fund
$10,000         (dotted line)     Russell 2000(R) Value Index
                (dashed line)     Russell 2000(R) Index

 $5,000

        9/1/01  11/01   2/02    5/02    8/02    11/02   2/03    5/03    8/03

(solid line)      AXP VP - Partners Small Cap Value Fund  $11,768
(dotted line)     Russell 2000(R) Value Index $11,675
(dot-dashed line) Lipper Small-Cap Value Funds Index $11,782
(dashed line)     Russell 2000(R) Index $10,914

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +20.24%

Since inception (8/14/01)                                             +6.77%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Partners Small Cap Value Fund as compared to three widely cited performance indexes, the Russell 2000(R) Value Index, the Lipper Small-Cap Value Funds Index and the Russell 2000(R) Index.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Russell 2000(R) Index to the Russell 2000(R) Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year.
In the future, however, only the Russell 2000(R) Value Index will be included.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 2000(R) Index.

--------------------------------------------------------------------------------

38   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - S&P 500 Index Fund

Q: How did AXP VP - S&P 500 Index Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - S&P 500 Index Fund gained 11.51% net of Fund expenses for the 12 months ended Aug. 31, 2003. This was slightly less than the unmanaged Standard & Poor's 500 Index, which increased 12.07% for the period. The Lipper S&P 500 Funds Index, representing the Fund's peer group, rose 11.70% over the same time frame.

Q:   What factors most significantly affected the Fund's performance?

A: In a welcome turnabout from the past three years, the S&P 500 Index, which the Fund seeks to replicate, registered double-digit gains for the 12 months ended Aug. 31, 2003, aided by improved corporate earnings, stronger economic growth and renewed investor optimism. Still, volatility remained high.

     The S&P 500 Index declined by more than 10% for the month of September 2002, as investors showed concern about growing world tensions and sluggish economic growth. After bottoming in early October, U.S. equities rebounded sharply through November. The technology and telecommunications sectors led the equity market advance. During December, concerns over a possible conflict with Iraq and rising tensions with North Korea adversely impacted investor and consumer confidence, detracting from equity market performance. The technology sector gave back some of its prior two months gains. The equity markets then experienced a sustained decline through February 2003. Added to the geopolitical concerns was the impact of rising oil prices, falling consumer spending, slowing economic activity, and declining consumer and investor sentiment. By the beginning of March, the market rallied amid prospects of military victory in Iraq. Economic and political conditions continued to improve over the next several months, as did corporate earnings reports overall, leading investors to favor equities. August was the sixth consecutive month of stock market gains.

     For the 12 months ended Aug. 31, 2003, sector performance within the S&P 500 Index was positive with the single exception of consumer staples, which produced a negative return. Information technology and consumer cyclicals were the best performing sectors in the Index. The financials sector continued to be the largest weight within the Index through the period.

     Taking both total returns and weightings into account, the individual stocks contributing most to S&P 500 Index performance were Intel, Bank of America, Citigroup, Cisco Systems and Amgen. The companies whose stocks had the greatest negative impact on the Index, taking both weightings and total returns into account, were The Coca Cola Company, Tenet Healthcare, Pfizer, American International Group and Home Depot.

Q:   What changes did you make to the portfolios?

A: The only changes made to the Fund were those required to maintain consistency in tracking its benchmark. From time to time, Standard & Poor's adjusts the makeup of its indices following corporate actions, such as mergers, acquisitions, spin-offs and similar events. In addition, Standard & Poor's may adjust the makeup of its indices to reflect its changing assessment of which businesses and industries are having a major impact on the U.S. economy. As the S&P 500 Index changed, we adjusted the Fund's holdings accordingly.

     During the Fund's annual period, there were just 10 additions to and nine deletions from the S&P 500 Index. To name just a few changes, Quest Diagnostics was added in mid-December 2002, replacing TRW. Household International was bought out by foreign-owned HSBC, and thus became ineligible for a place in the Index. Deleted at the end of March 2003, Household International was replaced by Symantec Corp. In July, after Mirant filed for bankruptcy, ProLogis, a global industrial real estate investment trust, replaced it. In August, McDermott International was deleted for lack of representation, and Medco Health Services was added. Turnover for the Index was lower than for last year.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

15%
                        (bar 2)
12%     (bar 1)         +12.07%          (bar 3)
        +11.51%                          +11.70%
 9%

 6%

 3%

 0%

(bar 1) AXP VP - S&P 500 Index Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper S&P 500 Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

"Standard & Poor's"(R) and "S&P 500"(R) are trademarks of McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by American Express Financial Advisors Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensor") and the Licensors make no representations regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------

39   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 Index Fund

Q:   How are you positioning the Fund for the coming months?

A: Overall, we remain positive on the U.S. equity markets for the remainder of 2003. We expect the rate of economic growth to pick up during the third and fourth calendar quarters. This should produce continuing improvements in company bottom lines, stock prices, and, eventually, employment numbers. Of course, there also remain risks. One is that valuations are still high, although it is a good sign that price-earnings ratios for the S&P 500 Index have not increased substantially even with the run-up in stock prices. Another is that so much of corporate earnings improvement has come from cost cutting. Investors, in our view, should not be surprised if the market gives back a portion of its gain in the historically challenging period of early autumn.

     As index investors, we do not evaluate or respond to changing economic and market conditions. The Fund will always attempt to stay fully invested in stocks that make up the S&P 500 Index. In this way, the Fund can best achieve its primary objective, which is to provide performance that is comparable to the direction of the broad stock market. Our focus will remain on seeking long-term capital appreciation.

The 10 Largest Holdings

AXP VP - S&P 500 Index Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
General Electric                            3.1%           $5,349,538
Microsoft                                   3.0             5,153,738
Wal-Mart Stores                             2.7             4,689,993
Exxon Mobil                                 2.7             4,558,231
Pfizer                                      2.5             4,275,808
Citigroup                                   2.4             4,039,830
Intel                                       2.0             3,385,087
American Intl Group                         1.6             2,812,599
Johnson & Johnson                           1.6             2,664,677
Intl Business Machines                      1.5             2,565,109

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 23.1% of net assets

--------------------------------------------------------------------------------

40   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Fund's Long-term Performance

AXP VP - S&P 500 Index Fund
(line chart)

AXP VP - S&P 500 Index Fund

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP VP - S&P 500 INDEX FUND

$15,000
               (dotted line)     S&P 500 Index
$10,000        (dashed line)     Lipper S&P 500 Funds Index
               (solid line)      AXP VP - S&P 500 Index Fund
 $5,000

      5/1/00   8/00             8/01            8/02            8/03

(solid line)      AXP VP - S&P 500 Index Fund $7,076
(dotted line)     S&P 500 Index $7,292
(dashed line)     Lipper S&P 500 Funds Index $7,223

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +11.51%

Since inception (5/1/00)                                              -9.86%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - S&P 500 Index Fund as compared to two widely cited performance indexes, the S&P 500 Index and the Lipper S&P 500 Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper S&P 500 Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

41   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Short Duration U.S. Government Fund

In June 2003, the Fund changed its name from the AXP VP - Federal Income Fund to the AXP VP - Short Duration U.S. Government Fund. This change did not affect the Fund's investment strategy.

Q: How did AXP VP - Short Duration U.S. Government Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Short Duration U.S. Government Fund gained 2.06% for the 12 months ended Aug. 31, 2003. The Fund outperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 1.84% over the annual period.

     During the fiscal year, the Fund changed its benchmark to the Lehman Brothers 1-3 Year Government Index, which rose 2.59% for 12 months ended Aug. 31, 2003, from the Lehman Brothers Aggregate Bond Index, which increased 4.36%. In our view, the Lehman Brothers 1-3 Year Government Index is more representative of the Fund's portfolio.

Q:   What factors significantly affected the Fund's performance?

A: From the start of the fiscal year through mid-October, the Federal Reserve Board believed that the economy was likely to be weak. This, together with problems regarding corporate governance, a declining stock market and the threat of war with Iraq, prompted investors to seek less risky investments. U.S. Treasuries, led by the shorter end of the curve, rallied. Beginning mid-October 2002, investors became less risk-averse as stock prices rose, corporations seemed to be on more solid footing and economic data indicated a slow but steadier course for economic recovery. Yields on U.S. Treasuries remained relatively range-bound through early May. As investors then sought yield elsewhere, mortgage-backed securities benefited.

     On May 6, 2003, the Federal Reserve Board kept the targeted federal funds rate unchanged at 1.25%, but made it clear that it would maintain its accommodative monetary policy. It believed the risk of deflation exceeded that of a pickup in inflation over the next few calendar quarters. The fixed income market immediately rallied, fueled by the belief that interest rates would remain low until the economy showed sustained signs of a recovery. Then, on June 25, 2003, the Federal Reserve Board moderated their stance on deflation and disappointed the market by cutting the targeted federal funds rate by only 0.25% to 1.00%, in an effort to "add further support for an economy which it expects to improve over time." The Federal Reserve Board's conservative move led to a market sell-off, and U.S. Treasury yields rose dramatically by July. July was also the worst month for mortgage securities in history based on duration-adjusted excess returns over U.S. Treasuries. Compounding matters was news of a stabilizing U.S. economy. After peaking in mid-August, U.S. Treasury yields declined somewhat by the end of the fiscal year. Mortgage securities also gained back a portion of their underperformance.

     The Fund underperformed its benchmark due to its allocation to mortgages, which are not a component of the Lehman Brothers 1-3 Year Government Index. However, the Fund outperformed its peers primarily because of its allocation strategy among the fixed-income sectors and its security selection within the mortgage-backed sector. We were able to capture for the Fund the extra income boost that mortgage-backed securities provided over comparable Treasuries, especially during the period from October through May. Within the mortgage sector, we were able to add relative value by focusing on pools that historically have had lower-than-average prepayment risks. These included low-balance mortgages, mortgages in states with less refinancing activity, newer mortgages that would likely not be seeking to refinance too quickly, mortgages with lower credit quality borrowers who would find it difficult to refinance, and servicing organizations that have historically been less aggressive in getting customers to refinance. For much of the annual period, we maintained a portfolio asset allocation to mortgage-backed securities near the 50% target. To help manage risk, we also participated in the U.S. Treasury futures market. This strategy was particularly successful during the last few months of the fiscal year.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

 5%                                     (bar 3)
                                        +4.6%
 4%

 3%                     (bar 2)
        (bar 1)         +2.59%
 2%     +2.06%                                                (bar 4)
                                                              +1.84%
 1%

 0%

(bar 1) AXP VP - Short Duration U.S. Government Fund
(bar 2) Lehman Brothers 1-3 Year Government Index (unmanaged)
(bar 3) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 4) Lipper Short U.S. Government Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

42   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We reduced the Fund's allocation to U.S. government agencies and increased its allocation to U.S. Treasuries. After May 6, we modestly reduced the Fund's position in mortgage-backed securities and increased its position in U.S. Treasuries even further. In July, we shifted to a neutral weighting in mortgages before moving back to a modest overweight in this sector by the end of August.

Q:   How are you positioning the Fund for the coming months?

A: We expect interest rates to remain low for some time to come. The Fund may shift slightly from a barbell strategy, whereby we own positions at the short and longer ends of the curve, to a bulleted strategy, in which intermediate securities are favored. At the same time, we intend to keep the Fund's duration at or shorter than the benchmark and to seek opportunities to reduce duration further over the coming months as prospects for the economic recovery become clearer. We believe that mortgages continue to offer good relative value, and having come through the sell-off in July and August, currently offer investors attractive buying opportunities. Quality issues and security selection will remain a priority.

The Fund's Long-term Performance

AXP VP - Short Duration U.S. Government Fund
(line chart)

AXP VP - Short Duration U.S. Government Fund

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                 IN AXP VP - SHORT DURATION U.S. GOVERNMENT FUND

$15,000
                (dot-dashed line)   Lehman Brothers Aggregate Bond Index
$10,000         (dotted line)       Lehman Brothers 1-3 Year Government Index
                (solid line)        AXP VP - Short Duration U.S. Government Fund
 $5,000         (dashed line)       Lipper Short U.S. Government Funds Index

        '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(solid line)        AXP VP - Short Duration U.S. Government Fund $12,303
(dotted line)       Lehman Brothers 1-3 Year Government Index $12,618
(dot-dashed line)   Lehman Brothers Aggregate Bond Index $13,477
(dashed line)       Lipper Short U.S. Government Funds Index $12,298

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                                +2.06%

Since inception (9/15/99)                                             +5.39%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Short Duration U.S. Government Fund as compared to three widely cited performance indexes, the Lehman Brothers 1-3 Year Government Index, the Lehman Brothers Aggregate Bond Index and the Lipper Short U.S. Government Funds Index.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers 1-3 Year Government Index. The investment manager made this recommendation because the new index more closely represents the Fund's objectives. We will include both indices in this transition year. In the future, however, only the Lehman Brothers 1-3 Year Government Index will be included.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

43   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Small Cap Advantage Fund

Q: How did AXP VP - Small Cap Advantage Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Small Cap Advantage Fund rose 27.96% for the 12-month period ended Aug. 31, 2003, slightly trailing the Fund's benchmark, the Russell 2000(R) Index, which advanced 29.08% for the period. The Fund outperformed the Lipper Small-Cap Core Funds Index, representing the Fund's peer group, which returned 23.28% for the same time frame.

Q:   What factors significantly affected the Fund's performance?

A: Small cap stocks performed particularly well over the past 12 months, outpacing large cap and mid-cap stocks. Both small cap growth and small cap value stocks posted strong returns, and all sectors of the small cap market participated in the recovery. It was not a smooth ride, however. Stocks declined sharply in September and early October 2002, and then rallied sharply through November. This brief and somewhat speculative rally was led by small caps and was concentrated in the higher risk sectors of the market that had suffered the greatest losses over the past three years, such as telecom, biotech and technology. The broad equity market subsequently retraced almost all of its gains, leading to the second market bottom in early March. The market low came just prior to the outbreak of hostilities in Iraq, as evidence of accelerating U.S. economic growth was beginning to emerge.

     In the second half of the Fund's fiscal year, we saw a recovery in stock prices that touched all sectors. Small caps lagged in the first calendar quarter of 2003 during the broad equity market's decline, then began to outperform following the March lows. To us, this shift in stock performance came as no surprise. Historically, as the market embraces the notion of a domestic economic recovery, small cap stocks have performed especially well.

     As a group, higher risk and low priced stocks performed very well during this 12-month period, as investors focused more on the potential of an economic recovery than on company-specific fundamentals such as current earnings. Our investment style leads us to build a well-diversified portfolio of small cap stocks with good earnings and cash flow and avoid companies with excessive business risk or unfavorable valuations. Therefore, the Fund's return fell modestly short of its benchmark, the Russell 2000(R) Index, because we had less exposure to the most speculative stocks in the Index. However, our disciplined approach helped the Fund outpace its peer group by a strong margin this past fiscal year.

     Within small cap, growth stocks -- led by technology and telecom stocks -- were the strongest performers during this period as the technology-spending drought that lasted nearly four years appeared to be coming to an end. Among these industries, the Fund's holdings in wireless telecommunications were strong performers. The Fund's holdings in consumer finance and manufacturing also contributed positively to the Fund's performance. The Fund's best relative performance occurred in the capital goods sector.

Q:   How would you describe your investment approach?

A: We seek a balance between valuation and momentum while employing both quantitative and qualitative analysis. The quantitative, or "by the numbers" approach uses computer models to identify the most attractive stocks in each economic sector of the small cap market, using valuation, earnings and price-related variables. Simply put, it seeks quality companies -- differentiated by superior cash flow generation and attractive relative valuations -- on both the growth and value sides of the small cap universe. For value stocks, we consider more than the company's relative cheapness. We want to see evidence that there is a catalyst in place for the stock price to move higher, so we pay close attention to indicators that, on average, signal an earnings turnaround. Likewise, for growth stocks, we want to own stocks with above average future growth potential and attractive valuations. We believe that by using a balance of approaches, we can produce consistent, attractive risk-adjusted returns for the Fund's investors.

Q:   How are you positioning the Fund for the coming months?

A: We continue to look for the best investment opportunities within each sector of the small cap market. We look to balance growth stocks and value stocks, valuation and momentum, and a quantitative and qualitative investment management decision-making process. Our long-time practice is to favor companies with superior cash flow generation and with attractive valuations relative to other investment opportunities. We invest in all segments of the small cap market, but pick select individual stocks that fit well within our investment strategy. In our disciplined framework, we do not attempt to time the market or overweight individual sectors. Instead, we seek to provide consistent exposure to all segments of the small cap market.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

30%     (bar 1)               (bar 2)
        +27.96%               +29.08%
25%                                             (bar 3)
                                                +23.28%
20%

15%

10%

 5%

 0%

(bar 1) AXP VP - Small Cap Advantage Fund
(bar 2) Russell 2000(R) Index (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.
--------------------------------------------------------------------------------

44   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Small Cap Advantage Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
VCA Antech                                  0.6%             $585,215
Energen                                     0.6               563,244
Skyworks Solutions                          0.5               553,845
Delphi Financial Group Cl A                 0.5               543,078
NII Holdings Cl B                           0.5               535,415
Sterling Financial                          0.5               522,561
Black Hills                                 0.5               518,560
PNM Resources                               0.5               515,120
First BanCorp                               0.5               506,714
FirstFed Financial                          0.5               493,987

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 5.2% of net assets

The Fund's Long-term Performance

AXP VP - Small Cap Advantage Fund
(line chart)

AXP VP - Small Cap Advantage Fund

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP VP - SMALL CAP ADVANTAGE FUND

$15,000
                (dashed line)  Lipper Small-Cap Core Funds Index
$10,000         (dotted line)  Russell 2000(R) Index
                (solid line)   AXP VP - Small Cap Advantage Fund
 $5,000

        10/1/99         8/00            8/01            8/02            8/03

(solid line)   AXP VP - Small Cap Advantage Fund $11,852
(dotted line)  Russell 2000(R) Index $12,262
(dashed line)  Lipper Small-Cap Core Funds Index $13,803

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +27.96%

Since inception (9/15/99)                                             +4.38%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Small Cap Advantage Fund as compared to two widely cited performance indexes, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

45   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Stock Fund

Q: How did the AXP VP - Stock Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Stock Fund rose 6.65% for the 12 months ended Aug. 31, 2003, underperforming its Lipper peer group and its broad-based benchmark. The Lipper Large-Cap Core Funds Index returned 9.83% while the Standard & Poor's 500 Index (S&P 500 Index) gained 12.07% during the same period.

Q:   What factors significantly affected the Fund's performance?

A: During a volatile 12-month period for stocks, market leadership was not based on quality or fundamentals but rather on momentum and beta. September 2002 started the period on a down note, with the stock market continuing its poor performance that began in the summer. The tide turned dramatically in October and November of last year as the market rallied, led by the technology and telecommunications sectors. However, the rally quickly ran out of steam and the market began to slide in December with the threat of war with Iraq and other geopolitical problems looming. Then in March of this year, the market began another rally as war concerns eased and the U.S. economy began to show signs of a recovery. During the rest of the period, the market continued an upward ascent.

     The Fund's defensive positioning proved beneficial to its performance in September 2002 and the first quarter of 2003. However, we underperformed in the fourth quarter of 2002 and the second quarter of 2003 as higher-risk, lower-quality stocks led the pack. AXP VP - Stock Fund focuses on higher quality companies with real fundamental earnings prospects.

Q:   What changes did you make to the Fund during the period?

A: Throughout the fiscal year, we shifted the Fund's emphasis from defensive stocks that would do well in a recessionary environment to holdings that should benefit from an economic recovery. We reduced the Fund's exposure to the consumer staples sector, including selling a number of food, beverage and household product companies such as Anheuser-Busch, Kraft Foods, Gillette and Tyson Foods. We also decreased the Fund's exposure to financial stocks as well as health care companies in a number of health-related sectors including biotechnology and major pharmaceuticals. Although the long-term outlook for health care is favorable due to the aging population in the U.S., short-term we are concerned about the potential negative impact that Medicare reform will have on these stocks. Consumer staples and financials are now the most underweighted sectors in the Fund versus the S&P benchmark. We increased the Fund's allocation to economically sensitive sectors, including technology, basic materials and industrials. Within technology, we brought the Fund's position to market weight with additions in the semiconductor and fiber communications areas. Basic materials and industrials are now the Fund's most overweighted sectors including holdings such as Caterpillar, Deere, 3M and Rockwell Automation. We believe material and industrial companies have the most upside operating leverage in the recovery as even a slight increase in capital spending should result in improved earnings.

Q:   How are you positioning the Fund for the coming months?

A: We believe the U.S. economic recovery will be below average compared to historical standards. This belief is based on the fact that the consumer never quit spending on housing and autos during the recent recession. As the economy continues to improve, it is likely that interest rates and inflation will rise. This will be a change from the falling interest rate, lower inflation environment we have experienced over the past 10 years. In this scenario, the Fund will emphasize companies that have real operating leverage as prices increase and avoid companies that suffer when the cost of capital is rising.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003
15%
                                (bar 2)
12%                             +12.07%
                                                        (bar 3)
 9%      (bar 1)                                        +9.83%
         +6.65%
 6%

 3%

 0%

(bar 1) AXP VP - Stock Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

46   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Stock Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Microsoft                                   3.5%             $402,627
Wal-Mart Stores                             3.4               392,711
InterActiveCorp                             3.3               386,088
General Electric                            3.2               364,155
Pfizer                                      3.0               341,448
Citigroup                                   2.5               288,105
Intel                                       2.5               285,513
Medtronic                                   2.0               235,108
Intl Paper                                  2.0               230,608
Weyerhaeuser                                2.0               228,599

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 27.4% of net assets

The Fund's Long-term Performance

AXP VP - Stock Fund
(line chart)

AXP VP - Stock Fund

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                             IN AXP VP - STOCK FUND

$15,000
                (dotted line)   S&P 500 Index
$10,000         (dashed line)   Lipper Large-Cap Core Funds Index
                (solid line)    AXP VP - Stock Fund
 $5,000

        9/1/01  11/01   2/02    5/02    8/02    11/02   2/03    5/03    8/03

(solid line)    AXP VP - Stock Fund $8,740
(dotted line)   S&P 500 Index $9,190
(dashed line)   Lipper Large-Cap Core Funds Index $9,156


                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                                +6.65%

Since inception (8/13/01)                                             -6.35%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Stock Fund as compared to two widely cited performance indexes, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

47   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q & A

AXP VP - Strategy Aggressive Fund

Q: How did the AXP VP - Strategy Aggressive Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Strategy Aggressive Fund rose 22.16% for the 12 months ended Aug. 31, 2003, underperforming its broad-based benchmark and Lipper peer group. The Fund's benchmark, the Russell MidCap(R) Growth Index, and its peer group, the Lipper Mid-Cap Growth Funds Index, gained 30.39% and 23.98%, respectively over the same period.

Q:   What factors significantly affected the Fund's performance?

A: The fiscal year was marked by two distinct periods of performance for the stock market and the Fund. During the first six months, the markets and the Fund were down overall as concerns about the U.S. economic recovery and the potential conflict with Iraq weighed heavily on stocks. Despite negative performance, the Fund actually held up better than most of its Lipper peers between August 2002 and February 2003 because of strong stock selection and positioning in holdings such as Forest Laboratories, MedImmune, Biomet, St. Jude Medical, Microchip Technology, BMC Software, Starbucks and Amazon.com.

     Halfway through the fiscal period, the climate changed. Fear gave way to initial success in liberating Iraq. Fiscal and monetary stimulus kicked in and the markets became convinced that the U.S. economy would improve. The second six months were characterized by strong market performance, led in particular by low-quality stocks in the technology and telecommunications sectors. The Fund generated a positive return in the second half, but we fell short of the average return of the Lipper peers and the Russell benchmark between February 2003 and August 2003. The Fund's private placement investments and the Fund's 2% to 3% cash position detracted from performance during this period. We also did not hold the most aggressive stocks within technology and telecommunications sectors, which rallied the most this past spring and summer. Top contributors in the second half included Gilead Sciences, JB Hunt, Network Appliance, Amazon.com, Chico's and Univision Communications.

Q:   What changes did you make to the Fund during the period?

A: At the start of the period, we began shifting the Fund's portfolio out of some aggressive technology holdings and investing the proceeds in the industrial sector. The Fund also moved from an overweighted position in the consumer area, including both the staples and discretionary sectors, to an underweighted stance. We redeployed profits from the sale of consumer stocks to areas that we believed would have more leverage in an economic recovery. The Fund ended the period with an overweighting in energy, health care, industrials, basic materials and technology, an underweighting in financials and no holdings in the telecommunications services or utility sectors. Compared to a year ago, the Fund is now more concentrated with fewer individual holdings and a greater percentage of its assets in the top 10 holdings as of Aug. 31, 2003.

Q:   How are you positioning the Fund for the coming months?

A: We're starting to see many signs of improvement for the economy as a whole and also at the individual company level as we do fundamental research for the Fund. Our overall theme right now is a shift toward more aggressive companies that have a cyclical kicker to their earnings growth. Within each sector, we're looking for opportunities to switch from more broadly diversified or service-oriented companies to niche players that are more narrowly focused on one product. Because we believe the low interest rate environment we've enjoyed over the past 10 years is ending, the Fund is avoiding any holdings that would be hurt by higher rates including financial and mortgage companies. As is always the case, we will continue to position the core portion of the Fund in companies with sustainable growth opportunities. In the opportunistic portion of the Fund, we will attempt to exploit more growth opportunities that we think can be realized over a three- to nine-month time frame.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003
35%
                              (bar 2)
30%                           +30.39%

25%     (bar 1)                                 (bar 3)
        +22.16%                                 +23.98%
20%

15%

10%

 5%

 0%

(bar 1) AXP VP - Strategy Aggressive Fund
(bar 2) Russell MidCap(R) Growth Index (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

48   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The 10 Largest Holdings

AXP VP - Strategy Aggressive Fund

                                         Percent               Value
                                     (of net assets)   (as of Aug. 31, 2003)
Gilead Sciences                             3.0%          $28,814,400
Univision Communications Cl A               2.2            21,369,300
Microchip Technology                        2.2            21,287,600
MedImmune                                   2.1            20,712,780
Hunt (JB) Transport Services                2.1            19,880,000
Network Appliance                           1.9            17,928,000
Chico's FAS                                 1.8            17,609,580
Electronic Arts                             1.8            17,321,750
Apollo Group Cl A                           1.8            17,298,900
Barr Laboratories                           1.8            17,019,016

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart) The 10 holdings listed here make up 20.7% of net assets

The Fund's Long-term Performance

AXP VP - Strategy Aggressive Fund
(line chart)

AXP VP - Strategy Aggressive Fund

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP VP - STRATEGY AGGRESSIVE FUND

$50,000

$40,000         (dotted line)   Russell MidCap(R) Growth Index
                (dashed line)   Lipper Mid-Cap Growth Funds Index
$30,000         (solid line)    AXP VP - Strategy Aggressive Fund

$25,000

$10,000

        '93   '94   '95   '96   '97   '98   '99   '00   '01   '02   '03

(solid line)    AXP VP - Strategy Aggressive Fund $13,567
(dotted line)   Russell MidCap(R) Growth Index $23,335
(dashed line)   Lipper Mid-Cap Growth Funds Index $21,998

                          Average Annual Total Returns

                               as of Aug. 31, 2003

1 year                                                               +22.16%

5 years                                                               -0.43%

10 years                                                              +3.10%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Strategy Aggressive Fund as compared to two widely cited performance indexes, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------

49   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with Fund and       Principal occupation  during      Other directorships
                                 length of service                 past five years
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Arne H. Carlson                  Board member since 1999           Chair, Board Services
901 S. Marquette Ave.                                              Corporation  (provides
Minneapolis, MN 55402                                              administrative services to
Age 69                                                             boards). Former Governor of
                                                                   Minnesota
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since 2002           Retired Chairman and CEO, Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                              Corporation (engineering and      Materials Company, Inc.
Minneapolis, MN 55402                                              construction) since 1998          (construction
Age 65                                                                                               materials/chemicals)
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Livio D. DeSimone                Board member since 2001           Retired Chair of the Board and    Cargill, Incorporated
30 Seventh Street East                                             Chief Executive Officer,          (commodity merchants and
Suite 3050                                                         Minnesota Mining and              processors), General Mills,
St. Paul, MN 55101-4901                                            Manufacturing (3M)                Inc. (consumer foods), Vulcan
Age 69                                                                                               Materials Company (construction
                                                                                                     materials/chemicals), Milliken
                                                                                                     & Company (textiles and
                                                                                                     chemicals), and Nexia
                                                                                                     Biotechnologies, Inc.
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since 1994           Retired President and Chief
901 S. Marquette Ave.                                              Operating Officer, Cargill,
Minneapolis, MN 55402                                              Incorporated (commodity
Age 74                                                             merchants and processors)
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Anne P. Jones                    Board member since 1985           Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 68
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since 2002           Retired President and Professor   Valmont Industries, Inc.
901 S. Marquette Ave.                                              of Economics, Carleton College    (manufactures  irrigation
Minneapolis, MN 55402                                                                                systems)
Age 64
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Alan G. Quasha                   Board member since 2002           President, Quadrant Management,   Compagnie Financiere Richemont
901 S. Marquette Ave.                                              Inc. (management of private       AG (luxury goods), Harken
Minneapolis, MN 55402                                              equities)                         Energy Corporation (oil and gas
Age 53                                                                                               exploration) and SIRIT Inc.
                                                                                                     (radio frequency identification
                                                                                                     technology)
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Alan K. Simpson                  Board member since 1997           Former three-term United States   Biogen, Inc.
1201 Sunshine Ave.                                                 Senator  for Wyoming              (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since 2002           President, Forester Biotech
901 S. Marquette Ave.                                              since 2000.  Former President
Minneapolis, MN 55402                                              and CEO, Aquila
Age 59                                                             Biopharmaceuticals, Inc.
-------------------------------- --------------------------------- --------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------

50   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT


Board Members Affiliated with AEFC***

-------------------------------- --------------------------------- --------------------------------- -------------------------------
Name, address, age               Position held with Fund and       Principal occupation  during      Other directorships
                                 length of service                 past five years
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Barbara H. Fraser                Board member since 2002           Executive Vice President - AEFA
1546 AXP Financial Center                                          Products and Corporate
Minneapolis, MN 55474                                              Marketing of AEFC since 2002.
Age 53                                                             President - Travelers Check
                                                                   Group,  American Express
                                                                   Company, 2001-2002. Management
                                                                   Consultant, Reuters, 2000-2001.
                                                                   Managing Director -
                                                                   International Investments,
                                                                   Citibank Global, 1999-2000.
                                                                   Chairman and CEO, Citicorp
                                                                   Investment Services and
                                                                   Citigroup Insurance Group,
                                                                   U.S., 1998-1999
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Stephen W. Roszell               Board member since 2002,  Vice    Senior Vice President -
50238 AXP Financial Center       President since 2002              Institutional Group  of AEFC
Minneapolis, MN 55474
Age 54
-------------------------------- --------------------------------- --------------------------------- -------------------------------
William F. Truscott              Board member since 2001,  Vice    Senior Vice President - Chief
53600 AXP Financial Center       President since 2002              Investment Officer of AEFC
Minneapolis, MN 55474                                              since 2001. Former Chief
Age 42                                                             Investment Officer and Managing
                                                                   Director, Zurich Scudder
                                                                   Investments
-------------------------------- --------------------------------- --------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

-------------------------------- --------------------------------- --------------------------------- -------------------------------
Name, address, age               Position held with Fund and       Principal occupation  during      Other directorships
                                 length of service                 past five years
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since 2002              Vice President - Investment
50005 AXP Financial Center                                         Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                              Vice President - Finance,
Age 48                                                             American Express Company,
                                                                   2000-2002;  Vice President -
                                                                   Corporate Controller, AEFC,
                                                                   1996-2000
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Paula R. Meyer                   President since 2002              Senior Vice President and
596 AXP Financial Center                                           General Manager - Mutual Funds,
Minneapolis, MN 55474                                              AEFC, since 2002; Vice
Age 49                                                             President and Managing Director
                                                                   - American Express Funds, AEFC,
                                                                   2000-2002; Vice President,
                                                                   AEFC,  1998-2000
-------------------------------- --------------------------------- --------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,  General          President of Board Services
901 S. Marquette Ave.            Counsel, and Secretary since      Corporation
Minneapolis, MN 55402            1978
Age 65
-------------------------------- --------------------------------- --------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------

51   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INDEPENDENT AUDITORS' REPORT

THE BOARD AND SHAREHOLDERS
AXP(R) VARIABLE PORTFOLIO - INCOME SERIES, INC.
AXP(R) VARIABLE PORTFOLIO - INVESTMENT SERIES, INC.
AXP(R) VARIABLE PORTFOLIO - MANAGED SERIES, INC.
AXP(R) VARIABLE PORTFOLIO - MONEY MARKET SERIES, INC.
AXP(R) VARIABLE PORTFOLIO - PARTNERS SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP VP - Diversified Bond Fund (formerly AXP VP - Bond Fund), AXP VP - Global Bond Fund, AXP VP - High Yield Bond Fund (formerly AXP VP - Extra Income Fund) and AXP VP - Short Duration U.S. Government Fund (formerly AXP VP - Federal Income Fund) (funds within AXP Variable Portfolio - Income Series, Inc.), AXP VP - Blue Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - New Dimensions Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Stock Fund and AXP VP - Strategy Aggressive Fund (funds within AXP Variable Portfolio - Investment Series, Inc.), AXP VP - Diversified Equity Income Fund and AXP VP - Managed Fund (funds within AXP Variable Portfolio - Managed Series, Inc.), AXP VP - Cash Management Fund, (fund within AXP Variable Portfolio - Money Market Series, Inc.), and AXP VP - Partners Small Cap Value Fund (fund within AXP Variable Portfolio - Partners Series, Inc.) as of
August 31, 2003, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP VP
- Diversified Bond Fund, AXP VP - Global Bond Fund, AXP VP - High Yield Bond Fund, AXP VP - Short Duration U.S. Government Fund, AXP VP - Blue Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - New Dimensions Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Stock Fund, AXP VP - Strategy Aggressive Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Managed Fund, AXP VP - Cash Management Fund and AXP VP - Partners Small Cap Value Fund as of August 31, 2003 and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
October 10, 2003

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS


                                                                                AXP VP -           AXP VP -           AXP VP -
                                                                                BLUE CHIP           CAPITAL             CASH
                                                                                ADVANTAGE          RESOURCE          MANAGEMENT
AUG. 31, 2003                                                                     FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)
   (identified cost $65,161,267, $1,879,780,195 and $875,577,858)            $    65,752,333    $ 1,986,352,055    $   875,577,858
Cash in bank on demand deposit                                                       268,716             65,464            110,683
Receivable for investment securities sold                                             15,275         14,853,613                 --
Dividends and accrued interest receivable                                             93,969          2,873,500            599,081
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      66,130,293      2,004,144,632        876,287,622
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders (Note 1)                                           131,521          2,650,999            196,568
Payable for investment securities purchased                                               --         18,582,508          7,500,000
Accrued investment management services fee                                            28,835            976,402            361,974
Accrued distribution fee                                                               6,436            196,034             88,719
Accrued administrative services fee                                                    2,060             74,545             21,293
Other accrued expenses                                                                22,022            159,892            104,519
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    190,874         22,640,380          8,273,073
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $    65,939,419    $ 1,981,504,252    $   868,014,549
==================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                     $        92,381    $     1,098,315    $     8,683,262
Additional paid-in capital                                                       100,018,803      2,456,299,464        859,334,378
Undistributed (excess of distributions over) net investment income                    (1,958)            14,169                 --
Accumulated net realized gain (loss) (Note 9)                                    (34,801,860)      (582,479,556)            (3,091)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 7)                                                                          632,053        106,571,860                 --
----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $    65,939,419    $ 1,981,504,252    $   868,014,549
==================================================================================================================================
Shares outstanding                                                                 9,238,072        109,831,455        868,326,214
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $          7.14    $         18.04    $          1.00
----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS


                                                                                 AXP VP -           AXP VP -           AXP VP -
                                                                               DIVERSIFIED        DIVERSIFIED         EMERGING
                                                                                  BOND           EQUITY INCOME         MARKETS
AUG. 31, 2003                                                                     FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $2,065,340,495, $350,235,794 and $13,935,478)            $ 2,032,144,048    $   375,303,546    $    16,110,158
Cash in bank on demand deposit                                                        95,094             75,501            218,920
Foreign currency holdings for AXP VP - Emerging Markets Fund
   (identified cost $110,700) (Note 1)                                                    --                 --            111,018
Receivable for investment securities sold                                         96,814,838                 --            628,313
Dividends and accrued interest receivable                                         14,481,009            774,354             32,853
Unrealized appreciation on foreign currency contracts held, at value
   (Note 5)                                                                               --                 --                140
U.S. government securities held as collateral (Note 6)                             3,116,537                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   2,146,651,526        376,153,401         17,101,402
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders (Note 1)                                         4,742,558          1,483,179             12,868
Payable for investment securities purchased                                       95,578,015          1,429,622            770,797
Payable for securities puchased on a forward-commitment basis (Note 1)           207,512,889                 --                 --
Accrued investment management services fee                                           856,039            156,515             14,277
Accrued distribution fee                                                             177,336             34,936              1,525
Unrealized depreciation on foreign currency contracts held, at value
   (Note 5)                                                                               --                 --              2,043
Accrued administrative services fee                                                   67,814             11,180              1,220
Payable upon return of securities loaned (Note 6)                                 71,864,263          2,858,000                 --
Other accrued expenses                                                               179,866             60,454             27,070
Options contracts written, at value (premiums received,
   $558,645 for AXP VP - Diversified Bond Fund (Note 8)                              787,998                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                381,766,778          6,033,886            829,800
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $ 1,764,884,748    $   370,119,515    $    16,271,602
==================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                     $     1,696,972    $       383,730    $        19,288
Additional paid-in capital                                                     1,936,011,438        371,492,705         15,828,865
Undistributed (excess of distributions over) net investment income                  (603,136)           (41,304)             6,142
Accumulated net realized gain (loss) (Note 9)                                   (139,761,242)       (26,783,368)        (1,756,434)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Notes 5 and 7)                                                               (32,459,284)        25,067,752          2,173,741
----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $ 1,764,884,748    $   370,119,515    $    16,271,602
==================================================================================================================================
Shares outstanding                                                               169,697,198         38,372,962          1,928,808
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         10.40    $          9.65    $          8.44
----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $    70,628,180    $     2,837,600    $            --
----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS


                                                                                AXP VP -           AXP VP -
                                                                                 EQUITY             GLOBAL            AXP VP -
                                                                                 SELECT              BOND              GROWTH
AUG. 31, 2003                                                                     FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $154,819,332, $331,468,168 and $209,601,244)             $   170,871,311    $   339,274,469    $   226,607,479
Cash in bank on demand deposit                                                       249,701             84,701             65,444
Foreign currency holdings for AXP VP - Global Bond Fund
   (identified cost $1,405,427) (Note 1)                                                  --          1,371,049                 --
Receivable for investment securities sold                                                 --          2,716,204          2,508,934
Dividends and accrued interest receivable                                             55,851          4,372,241            176,976
Unrealized appreciation on foreign currency contracts held, at value
   (Note 5)                                                                               --            201,527                 --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     171,176,863        348,020,191        229,358,833
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders (Note 1)                                                --            585,825                 --
Payable for investment securities purchased                                          665,100          8,833,234          5,996,789
Payable for securities puchased on a forward-commitment basis (Note 1)                    --         20,736,065                 --
Accrued investment management services fee                                            82,445            209,205            106,818
Accrued distribution fee                                                              15,855             31,246             21,194
Accrued administrative services fee                                                    7,610             14,742              8,478
Payable upon return of securities loaned (Note 6)                                         --          5,037,500                 --
Other accrued expenses                                                                56,552             47,902             71,104
Options contracts written, at value (premiums received,
   $93,580 for AXP VP - Global Bond Fund (Note 8)                                         --            132,000                 --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    827,562         35,627,719          6,204,383
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $   170,349,301    $   312,392,472    $   223,154,450
==================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                     $       168,790    $       300,472    $       409,588
Additional paid-in capital                                                       155,891,842        310,234,244        374,639,358
Undistributed (excess of distributions over) net investment income                        --            486,617               (364)
Accumulated net realized gain (loss) (Note 9)                                     (1,763,310)        (6,119,701)      (168,900,551)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Notes 5 and 7)                                                                16,051,979          7,490,840         17,006,419
----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $   170,349,301    $   312,392,472    $   223,154,450
==================================================================================================================================
Shares outstanding                                                                16,878,982         30,047,216         40,958,790
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         10.09    $         10.40    $          5.45
----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $            --    $     4,916,400    $            --
----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                AXP VP -
                                                                               HIGH YIELD          AXP VP -           AXP VP -
                                                                                  BOND           INTERNATIONAL         MANAGED
AUG. 31, 2003                                                                     FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $836,453,639, $696,709,938 and $2,487,789,953)           $   844,581,064    $   733,712,481    $ 2,556,266,332
Cash in bank on demand deposit                                                       216,831            167,026             97,173
Foreign currency holdings for AXP VP - International Fund
   (identified cost $2,859,275) (Note 1)                                                  --          2,875,646                 --
Receivable for investment securities sold                                          4,351,602          6,304,803         47,034,965
Dividends and accrued interest receivable                                         15,549,118          2,552,505          9,867,198
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     864,698,615        745,612,461      2,613,265,668
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders (Note 1)                                         5,307,613          2,626,622         12,982,485
Payable for investment securities purchased                                       13,983,361          3,966,589         80,136,672
Payable for securities purchased on a forward-commitment basis (Note 1)            2,105,625                 --         76,764,966
Accrued investment management services fee                                           403,725            495,462          1,166,102
Accrued distribution fee                                                              81,396             72,399            240,254
Accrued administrative services fee                                                   32,559             31,939             61,955
Payable upon return of securities loaned (Note 6)                                         --                 --         24,896,500
Other accrued expenses                                                                81,634            115,752            205,487
Options contracts written at value (premium received,
   $252,383 for AXP VP - Managed Fund) (Note 8)                                           --                 --            355,999
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 21,995,913          7,308,763        196,810,420
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $   842,702,702    $   738,303,698    $ 2,416,455,248
==================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value ($.001 for AXP VP - Managed Fund)
   (Note 1)                                                                  $     1,354,759    $     1,027,435    $       185,820
Additional paid-in capital                                                     1,132,870,395      1,504,647,352      2,524,692,313
Undistributed net investment income                                                2,320,156                510             19,627
Accumulated net realized gain (loss) (Note 9)                                   (301,970,033)      (804,384,719)      (176,763,009)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 7)                                                                        8,127,425         37,013,120         68,320,497
----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $   842,702,702    $   738,303,698    $ 2,416,455,248
==================================================================================================================================
Shares outstanding                                                               135,475,929        102,743,484        185,819,642
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $          6.22    $          7.19    $         13.00
----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $            --    $            --    $    24,397,031
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS


                                                                                                    AXP VP -
                                                                                  AXP VP -         PARTNERS            AXP VP -
                                                                                     NEW           SMALL CAP           S&P 500
                                                                                 DIMENSIONS          VALUE              INDEX
AUG. 31, 2003                                                                       FUND              FUND              FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $2,970,552,415, $121,138,738 and $183,893,842)           $ 3,158,617,309    $   134,460,013    $   171,173,216
Cash in bank on demand deposit                                                        77,222            151,143            422,622
Foreign currency holdings for AXP VP - New Dimensions Fund
   (identified cost $1,577) (Note 1)                                                   1,595                 --                 --
Receivable for investment securities sold                                         17,984,584            175,566             39,667
Dividends and accrued interest receivable                                          4,420,937             80,662            258,094
U.S. government securities held as collateral (Note 6)                             3,319,751                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   3,184,421,398        134,867,384        171,893,599
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders (Note 1)                                         4,936,028                 --            496,664
Payable for investment securities purchased                                       19,516,610            843,599             11,888
Accrued investment management services fee                                         1,496,836            102,291             38,085
Accrued distribution fee                                                             304,558             12,536             16,416
Accrued administrative services fee                                                  109,111              8,023             10,506
Payable upon return of securities loaned (Note 6)                                 43,018,151                 --                 --
Other accrued expenses                                                               230,277             73,137             15,801
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 69,611,571          1,039,586            589,360
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $ 3,114,809,827    $   133,827,798    $   171,304,239
==================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                     $     2,179,256    $       117,480    $       249,098
Additional paid-in capital                                                     3,440,553,699        119,310,994        186,653,625
Excess of distributions over net investment income                                        --           (114,349)           (10,731)
Accumulated net realized gain (loss) (Note 9)                                   (515,988,040)         1,192,258         (2,910,969)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 7)                                                                      188,064,912         13,321,415        (12,676,784)
----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $ 3,114,809,827    $   133,827,798    $   171,304,239
==================================================================================================================================
Shares outstanding                                                               217,925,584         11,748,041         24,909,775
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         14.29    $         11.39    $          6.88
----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $    42,274,460    $            --    $            --
----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS


                                                                                AXP VP -           AXP VP -
                                                                             SHORT DURATION        SMALL CAP          AXP VP -
                                                                             U.S. GOVERNMENT       ADVANTAGE            STOCK
AUG. 31, 2003                                                                     FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)
   (identified cost $490,836,377, $84,123,290 and $10,365,546)               $   490,472,500    $   102,023,539    $    11,198,662
Cash in bank on demand deposit                                                       107,541            197,718            383,468
Expense reimbursement receivable from AEFC                                                --                 --                692
Receivable for investment securities sold                                         10,049,537          2,013,271                 --
Dividends and accrued interest receivable                                          3,374,259             46,549             17,099
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     504,003,837        104,281,077         11,599,921
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders (Note 1)                                           741,004                 --             12,566
Payable for investment securities purchased                                       10,079,039          2,596,888             39,638
Payable for securities purchased on a forward-commitment basis (Note 1)           13,580,449                 --                 --
Accrued investment management services fee                                           233,561             59,247              4,953
Accrued distribution fee                                                              47,861              9,375              1,106
Accrued administrative services fee                                                   19,144              4,500                354
Other accrued expenses                                                                49,245             35,086             16,005
Options contracts written at value (premium received,
   $107,060 for AXP VP - Short Duration U.S. Government Fund) (Note 8)               324,375                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 25,074,678          2,705,096             74,622
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $   478,929,159    $   101,575,981    $    11,525,299
==================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                     $       457,793    $        90,323    $        13,586
Additional paid-in capital                                                       476,950,694         93,894,819         11,497,877
Undistributed net investment income                                                       --             17,697                691
Accumulated net realized gain (loss) (Note 9)                                      2,358,344        (10,327,107)          (819,971)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 7)                                                                         (837,672)        17,900,249            833,116
----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $   478,929,159    $   101,575,981    $    11,525,299
==================================================================================================================================
Shares outstanding                                                                45,779,285          9,032,273          1,358,620
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $         10.46    $         11.25    $          8.48
----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                                                       AXP VP -
                                                                                                                       STRATEGY
                                                                                                                      AGGRESSIVE
AUG. 31, 2003                                                                                                            FUND
ASSETS
Investments in securities, at value (Note 1)
   Investments in securities of unaffiliated issuers*
      (identified cost $920,277,161)                                                                               $   975,399,896
   Investments in securities of affiliated issuers
      (identified cost $3,300,002)                                                                                             144
----------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
      (identified cost $923,577,163)                                                                                   975,400,040
Cash in bank on demand deposit                                                                                             732,843
Receivable for investment securities sold                                                                                  528,933
Dividends and accrued interest receivable                                                                                  182,269
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                           976,844,085
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Accrued investment management services fee                                                                                 464,148
Accrued distribution fee                                                                                                    92,205
Accrued administrative services fee                                                                                         39,153
Payable upon return of securities loaned (Note 6)                                                                        7,475,000
Other accrued expenses                                                                                                      91,198
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                        8,161,704
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                                 $   968,682,381
==================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                                           $     1,385,897
Additional paid-in capital                                                                                           2,262,105,288
Undistributed net investment income                                                                                        555,302
Accumulated net realized gain (loss) (Note 9)                                                                       (1,347,186,983)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                                                       51,822,877
----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                           $   968,682,381
==================================================================================================================================
Shares outstanding                                                                                                     138,589,728
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                                                             $          6.99
----------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                                                  $     7,171,125
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

STATEMENTS OF OPERATIONS

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                AXP VP -           AXP VP -           AXP VP -
                                                                                BLUE CHIP           CAPITAL             CASH
                                                                                ADVANTAGE          RESOURCE          MANAGEMENT
YEAR ENDED AUG. 31, 2003                                                          FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                    $     1,020,923    $    27,037,159    $            --
Interest                                                                              36,939          1,734,801         14,433,946
Fee income from securities lending (Note 6)                                               --              6,837                 --
   Less foreign taxes withheld                                                            --            (30,097)                --
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                       1,057,862         28,748,700         14,433,946
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                   321,077         12,597,101          5,189,115
Distribution fee                                                                      75,470          2,446,359          1,274,132
Administrative services fees and expenses                                             24,614            968,533            324,844
Custodian fees                                                                        22,228            103,700             96,836
Compensation of board members                                                          8,099             18,950             12,958
Printing and postage                                                                  12,224            389,871            164,751
Audit fees                                                                            17,000             24,000             18,500
Other                                                                                    101              9,849              3,544
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                       480,813         16,558,363          7,084,680
   Earnings credits on cash balances (Note 2)                                           (763)              (716)              (282)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                   480,050         16,557,647          7,084,398
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                      577,812         12,191,053          7,349,548
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 (7,487,066)      (188,314,276)                30
   Futures contracts                                                                 482,417                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           (7,004,649)      (188,314,276)                30
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 11,900,526        346,211,686                 --
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              4,895,877        157,897,410                 30
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $     5,473,689    $   170,088,463    $     7,349,578
==================================================================================================================================

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                AXP VP -           AXP VP -           AXP VP -
                                                                               DIVERSIFIED        DIVERSIFIED         EMERGING
                                                                                  BOND           EQUITY INCOME         MARKETS
YEAR ENDED AUG. 31, 2003                                                          FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                    $            --    $     8,122,817    $       312,835
Interest                                                                          92,741,980            130,968              8,935
Fee income from securities lending (Note 6)                                          255,949             27,611                 --
   Less foreign taxes withheld                                                            --            (80,943)           (35,119)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      92,997,929          8,200,453            286,651
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                11,121,622          1,495,598            134,837
Distribution fee                                                                   2,305,049            354,586             14,889
Administrative services fees and expenses                                            913,878            116,748             11,910
Custodian fees                                                                       170,513            114,651             63,613
Compensation of board members                                                         17,049              8,392                 --
Printing and postage                                                                 374,672             51,748                946
Audit fees                                                                            25,000             18,000             17,000
Other                                                                                 10,273                238                 --
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    14,938,056          2,159,961            243,195
   Expenses waived/reimbursed by AEFC (Note 2)                                            --                 --            (34,648)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  14,938,056          2,159,961            208,547
   Earnings credits on cash balances (Note 2)                                         (1,154)              (806)            (1,915)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                14,936,902          2,159,155            206,632
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   78,061,027          6,041,298             80,019
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 43,235,998        (16,484,766)            79,663
   Foreign currency transactions                                                  (5,077,680)              (202)           (38,973)
   Futures contracts                                                                 471,572                 --                 --
   Options contracts written (Note 8)                                              1,076,689                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           39,706,579        (16,484,968)            40,690
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                (36,198,070)        62,393,427          2,605,051
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              3,508,509         45,908,459          2,645,741
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $    81,569,536    $    51,949,757    $     2,725,760
==================================================================================================================================

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                AXP VP -           AXP VP -
                                                                                 EQUITY             GLOBAL            AXP VP -
                                                                                 SELECT              BOND              GROWTH
YEAR ENDED AUG. 31, 2003                                                          FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                    $       312,590    $            --    $     1,771,265
Interest                                                                              63,423         11,796,628            193,131
Fee income from securities lending (Note 6)                                               --              3,756              7,501
   Less foreign taxes withheld                                                            --             (3,490)           (17,019)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                         376,013         11,796,894          1,954,878
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                   758,579          2,370,419          1,068,315
Distribution fee                                                                     138,731            353,522            204,477
Administrative services fees and expenses                                             67,462            172,574             84,387
Custodian fees                                                                       161,884            102,608            205,884
Compensation of board members                                                          8,100              8,392              8,099
Printing and postage                                                                  19,906             57,894             36,949
Audit fees                                                                            17,000             20,000             18,000
Other                                                                                     14                364                349
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     1,171,676          3,085,773          1,626,460
   Earnings credits on cash balances (Note 2)                                         (2,194)              (400)            (1,120)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 1,169,482          3,085,373          1,625,340
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                     (793,469)         8,711,521            329,538
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                   (138,674)        13,510,402         (9,111,551)
   Foreign currency transactions                                                          --         (2,156,463)               615
   Futures contracts                                                                      --            300,524                 --
   Options contracts written (Note 8)                                                     --            104,759                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             (138,674)        11,759,222         (9,110,936)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 24,185,577          2,830,114         24,976,105
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             24,046,903         14,589,336         15,865,169
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $    23,253,434    $    23,300,857    $    16,194,707
==================================================================================================================================

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                AXP VP -
                                                                               HIGH YIELD          AXP VP -           AXP VP -
                                                                                  BOND           INTERNATIONAL         MANAGED
YEAR ENDED AUG. 31, 2003                                                          FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                    $     1,399,103    $    18,286,629    $    35,164,585
Interest                                                                          59,952,745            413,005         45,323,860
Fee income from securities lending (Note 6)                                               --            364,960            135,467
   Less foreign taxes withheld                                                            --         (2,520,533)           (13,835)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      61,351,848         16,544,061         80,610,077
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 4,158,089          6,108,448         14,961,945
Distribution fee                                                                     838,324            916,060          3,068,716
Administrative services fees and expenses                                            341,823            414,456            836,945
Custodian fees                                                                        80,531            155,372            182,051
Compensation of board members                                                         10,366             11,743             21,600
Printing and postage                                                                 133,988            159,722            514,831
Audit fees                                                                            24,000             23,000             24,500
Other                                                                                  1,952              3,933             13,644
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     5,589,073          7,792,734         19,624,232
   Earnings credits on cash balances (Note 2)                                           (806)              (475)            (1,026)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 5,588,267          7,792,259         19,623,206
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   55,763,581          8,751,802         60,986,871
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                (22,640,290)      (113,150,831)      (136,848,539)
   Foreign currency transactions                                                          --           (247,148)        (1,383,162)
   Futures contracts                                                                      --                 --           (762,629)
   Options contracts written (Note 8)                                                     --                 --            493,517
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          (22,640,290)      (113,397,979)      (138,500,813)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 85,244,865        120,445,926        284,044,624
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             62,604,575          7,047,947        145,543,811
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $   118,368,156    $    15,799,749    $   206,530,682
==================================================================================================================================

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                                   AXP VP -
                                                                                AXP VP -           PARTNERS           AXP VP -
                                                                                   NEW             SMALL CAP           S&P 500
                                                                               DIMENSIONS            VALUE              INDEX
YEAR ENDED AUG. 31, 2003                                                          FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                    $    41,276,845    $       887,058    $     2,200,671
Interest                                                                             621,068            135,300             52,221
Fee income from securities lending (Note 6)                                           31,473                 --                 --
   Less foreign taxes withheld                                                       (29,917)           (22,389)                --
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      41,899,469            999,969          2,252,892
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                17,629,745            876,649            361,397
Distribution fee                                                                   3,592,015            111,147            155,774
Administrative services fees and expenses                                          1,354,201             72,474            101,514
Custodian fees                                                                       159,005            273,097            111,123
Compensation of board members                                                         23,366              8,100              8,099
Printing and postage                                                                 690,860             16,783             20,130
Licensing fees                                                                            --                 --             14,495
Audit fees                                                                            24,500             17,500             18,500
Other                                                                                  6,286              3,034              2,241
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    23,479,978          1,378,784            793,273
   Expenses waived/reimbursed by AEFC (Note 2)                                            --                 --           (176,230)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  23,479,978          1,378,784            617,043
   Earnings credits on cash balances (Note 2)                                         (1,223)                --             (2,359)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                23,478,755          1,378,784            614,684
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   18,420,714           (378,815)         1,638,208
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               (111,274,392)         1,617,768           (564,520)
   Foreign currency transactions                                                    (279,783)            (6,330)                --
   Futures contracts                                                                      --                 --            883,964
   Options contracts written (Note 8)                                                180,000                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         (111,374,175)         1,611,438            319,444
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                364,453,383         20,844,781         14,980,671
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                            253,079,208         22,456,219         15,300,115
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $   271,499,922    $    22,077,404    $    16,938,323
==================================================================================================================================

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                AXP VP -            AXP VP -
                                                                             SHORT DURATION        SMALL CAP          AXP VP -
                                                                             U.S. GOVERNMENT       ADVANTAGE            STOCK
YEAR ENDED AUG. 31, 2003                                                          FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                    $            --    $       646,718    $       122,158
Interest                                                                          13,568,850             21,897              8,614
Fee income from securities lending (Note 6)                                               --             13,595                 --
   Less foreign taxes withheld                                                            --               (781)              (809)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      13,568,850            681,429            129,963
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 2,508,938            560,022             41,942
Distribution fee                                                                     514,127             86,753              9,574
Administrative services fees and expenses                                            212,068             42,618              3,064
Custodian fees                                                                        52,914             97,000             61,763
Compensation of board members                                                          8,892              8,099                 --
Printing and postage                                                                  74,569             12,308              2,409
Audit fees                                                                            19,500             17,000             17,000
Other                                                                                     --                109              3,058
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     3,391,008            823,909            138,810
   Expenses waived/reimbursed by AEFC (Note 2)                                            --                 --            (54,735)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   3,391,008            823,909             84,075
   Earnings credits on cash balances (Note 2)                                           (381)            (2,944)            (1,982)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 3,390,627            820,965             82,093
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   10,178,223           (139,536)            47,870
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  2,617,374         (3,472,109)          (401,084)
   Futures contracts                                                                (346,810)                --                 --
   Options contracts written (Note 8)                                                369,173                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            2,639,737         (3,472,109)          (401,084)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 (5,589,855)        24,120,853          1,206,533
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             (2,950,118)        20,648,744            805,449
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $     7,228,105    $    20,509,208    $       853,319
==================================================================================================================================

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                                                        AXP VP -
                                                                                                                       STRATEGY
                                                                                                                       AGGRESSIVE
YEAR ENDED AUG. 31, 2003                                                                                                  FUND
INVESTMENT INCOME
Income:
Dividends                                                                                                          $     2,023,894
Interest                                                                                                                   469,728
Fee income from securities lending (Note 6)                                                                                 56,618
   Less foreign taxes withheld                                                                                              (9,887)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                                             2,540,353
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                                       5,526,254
Distribution fee                                                                                                         1,126,018
Administrative services fees and expenses                                                                                  498,086
Custodian fees                                                                                                              67,765
Compensation of board members                                                                                               12,733
Printing and postage                                                                                                       177,695
Audit fees                                                                                                                  22,500
Other                                                                                                                        5,186
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                           7,436,237
   Earnings credits on cash balances (Note 2)                                                                                 (331)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                                       7,435,906
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                                         (4,895,553)
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                      (63,101,780)
   Options contracts written (Note 8)                                                                                      144,370
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                                (62,957,410)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                                                      245,325,134
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                                  182,367,724
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                    $   177,472,171
==================================================================================================================================

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                             AXP VP - BLUE CHIP ADVANTAGE FUND   AXP VP - CAPITAL RESOURCE FUND
YEAR ENDED AUG. 31,                                                2003              2002            2003             2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $       577,812  $       526,692  $    12,191,053  $    14,929,976
Net realized gain (loss) on investments                            (7,004,649)     (13,509,279)    (188,314,276)    (392,662,025)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                 11,900,526       (2,735,760)     346,211,686      (31,370,552)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                       5,473,689      (15,718,347)     170,088,463     (409,102,601)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                             (575,688)        (526,692)     (12,159,512)     (13,618,196)
   Net realized gain                                                       --               --               --     (226,597,742)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (575,688)        (526,692)     (12,159,512)    (240,215,938)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                 6,618,598       12,387,550       39,257,748       26,311,282
Reinvestment of distributions at net asset value                      575,675          510,024       12,843,852      240,885,427
Payments for redemptions                                           (9,355,725)     (14,395,624)    (455,331,887)    (661,353,102)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    (2,161,452)      (1,498,050)    (403,230,287)    (394,156,393)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             2,736,549      (17,743,089)    (245,301,336)  (1,043,474,932)
Net assets at beginning of year                                    63,202,870       80,945,959    2,226,805,588    3,270,280,520
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $    65,939,419  $    63,202,870  $ 1,981,504,252  $ 2,226,805,588
================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $        (1,958) $        (1,523) $        14,169  $       (31,541)
--------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                AXP VP - CASH MANAGEMENT FUND    AXP VP - DIVERSIFIED BOND FUND
YEAR ENDED AUG. 31,                                                2003             2002             2003             2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $     7,349,548  $    17,771,251  $    78,061,027  $    92,978,259
Net realized gain (loss) on investments                                    30               --       39,706,579      (63,284,059)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                         --               --      (36,198,070)      25,649,907
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                       7,349,578       17,771,251       81,569,536       55,344,107
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                           (7,349,548)     (17,809,621)     (78,124,877)     (92,738,533)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                             1,034,080,685    1,058,210,653      236,544,839      338,056,662
Reinvestment of distributions at net asset value                    8,160,797       19,553,193       81,298,134       92,561,111
Payments for redemptions                                       (1,297,109,007)  (1,018,223,186)    (369,949,868)    (205,796,427)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  (254,867,525)      59,540,660      (52,106,895)     224,821,346
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (254,867,495)      59,502,290      (48,662,236)     187,426,920
Net assets at beginning of year                                 1,122,882,044    1,063,379,754    1,813,546,984    1,626,120,064
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $   868,014,549  $ 1,122,882,044  $ 1,764,884,748  $ 1,813,546,984
================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $            --  $            --  $      (603,136) $     1,087,188
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                AXP VP - DIVERSIFIED EQUITY
                                                                        INCOME FUND              AXP VP - EMERGING MARKETS FUND
YEAR ENDED AUG. 31,                                                2003             2002             2003             2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $     6,041,298  $     3,237,686  $        80,019  $        24,112
Net realized gain (loss) on investments                           (16,484,968)     (10,495,341)          40,690           (1,400)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                 62,393,427      (36,589,843)       2,605,051         (161,344)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      51,949,757      (43,847,498)       2,725,760         (138,632)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                           (5,837,997)      (3,207,115)         (41,003)          (1,018)
   Net realized gain                                                       --         (723,310)              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (5,837,997)      (3,930,425)         (41,003)          (1,018)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                               127,536,983      285,364,171       10,689,540        5,268,091
Reinvestment of distributions at net asset value                    5,418,241        3,199,218           28,135            1,018
Payments for redemptions                                          (76,420,263)     (78,822,962)      (6,978,719)        (985,879)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    56,534,961      209,740,427        3,738,956        4,283,230
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           102,646,721      161,962,504        6,423,713        4,143,580
Net assets at beginning of year                                   267,472,794      105,510,290        9,847,889        5,704,309
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $   370,119,515  $   267,472,794  $    16,271,602  $     9,847,889
================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $       (41,304) $       (58,180) $         6,142  $            --
--------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                AXP VP - EQUITY SELECT FUND         AXP VP - GLOBAL BOND FUND
YEAR ENDED AUG. 31,                                                2003             2002             2003             2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      (793,469) $      (309,292) $     8,711,521  $     7,830,823
Net realized gain (loss) on investments                              (138,674)      (1,472,649)      11,759,222       (2,573,044)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                 24,185,577       (7,657,601)       2,830,114       10,510,906
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      23,253,434       (9,439,542)      23,300,857       15,768,685
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                   --               --      (15,508,799)      (9,972,691)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                78,499,807       82,057,178       92,043,308       58,834,310
Reinvestment of distributions at net asset value                           --               --       16,984,403        8,611,585
Payments for redemptions                                           (3,361,177)     (14,281,109)     (37,269,180)     (31,869,821)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    75,138,630       67,776,069       71,758,531       35,576,074
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            98,392,064       58,336,527       79,550,589       41,372,068
Net assets at beginning of year                                    71,957,237       13,620,710      232,841,883      191,469,815
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $   170,349,301  $    71,957,237  $   312,392,472  $   232,841,883
================================================================================================================================
Undistributed net investment income                           $            --  $            --  $       486,617  $       182,188
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                    AXP VP - GROWTH FUND          AXP VP - HIGH YIELD BOND FUND
YEAR ENDED AUG. 31,                                                2003             2002             2003             2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $       329,538  $         1,028  $    55,763,581  $    53,834,235
Net realized gain (loss) on investments                            (9,110,936)    (107,229,835)     (22,640,290)    (121,077,732)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                 24,976,105       63,547,901       85,244,865        6,038,329
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      16,194,707      (43,680,906)     118,368,156      (61,205,168)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                             (354,762)              --      (53,023,212)     (54,044,758)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                82,559,548       35,827,335      425,037,720      186,575,990
Reinvestment of distributions at net asset value                      354,762               --       51,864,894       54,870,752
Payments for redemptions                                          (20,054,062)     (24,596,876)    (276,410,382)    (158,253,604)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    62,860,248       11,230,459      200,492,232       83,193,138
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            78,700,193      (32,450,447)     265,837,176      (32,056,788)
Net assets at beginning of year                                   144,454,257      176,904,704      576,865,526      608,922,314
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $   223,154,450  $   144,454,257  $   842,702,702  $   576,865,526
================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $          (364) $           340  $     2,320,156  $        32,074
--------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                 AXP VP - INTERNATIONAL FUND          AXP VP - MANAGED FUND
YEAR ENDED AUG. 31,                                                 2003             2002             2003             2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $     8,751,802  $     9,090,362  $    60,986,871  $    77,138,997
Net realized gain (loss) on investments                          (113,397,979)    (167,464,926)    (138,500,813)      24,828,211
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                120,445,926      (17,833,601)     284,044,624     (476,482,350)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      15,799,749     (176,208,165)     206,530,682     (374,515,142)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                           (5,547,305)      (8,908,956)     (60,600,462)     (77,891,964)
   Net realized gain                                                       --       (2,224,868)     (29,213,177)    (250,253,587)
   Excess distributions from net investment income (Note 1)                --       (4,199,167)              --               --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (5,547,305)     (15,332,991)     (89,813,639)    (328,145,551)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                               404,942,637      274,361,181       49,597,930       35,053,958
Reinvestment of distributions at net asset value                    7,254,815       16,483,561       98,478,730      327,385,104
Payments for redemptions                                         (557,645,677)    (535,716,623)    (557,377,522)    (709,804,776)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  (145,448,225)    (244,871,881)    (409,300,862)    (347,365,714)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (135,195,781)    (436,413,037)    (292,583,819)  (1,050,026,407)
Net assets at beginning of year                                   873,499,479    1,309,912,516    2,709,039,067    3,759,065,474
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $   738,303,698  $   873,499,479  $ 2,416,455,248  $ 2,709,039,067
================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $           510  $    (2,956,839) $        19,627  $       230,750
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                                   AXP VP - PARTNERS SMALL CAP
                                                                AXP VP - NEW DIMENSIONS FUND               VALUE FUND
YEAR ENDED AUG. 31,                                                 2003             2002             2003             2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    18,420,714  $    17,171,597  $      (378,815) $      (218,680)
Net realized gain (loss) on investments                          (111,374,175)    (140,044,412)       1,611,438          469,554
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                364,453,383     (466,854,646)      20,844,781       (7,442,391)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                     271,499,922     (589,727,461)      22,077,404       (7,191,517)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (18,140,932)     (17,226,808)         (89,612)              --
   Net realized gain                                                       --       (3,533,136)        (317,725)              --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (18,140,932)     (20,759,944)        (407,337)              --
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                               200,067,483      239,607,332       52,429,258       66,069,165
Reinvestment of distributions at net asset value                   18,319,384       17,343,868          407,337               --
Payments for redemptions                                         (402,428,794)    (493,298,991)      (3,387,646)        (953,809)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  (184,041,927)    (236,347,791)      49,448,949       65,115,356
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            69,317,063     (846,835,196)      71,119,016       57,923,839
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                 3,045,492,764    3,892,327,960       62,708,782        4,784,943
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 3,114,809,827  $ 3,045,492,764  $   133,827,798  $    62,708,782
================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                     $            --  $            --  $      (114,349) $         1,479
--------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                                    AXP VP - SHORT DURATION
                                                                AXP VP - S&P 500 INDEX FUND          U.S. GOVERNMENT FUND
YEAR ENDED AUG. 31,                                                2003              2002             2003            2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $     1,638,208  $       837,688  $    10,178,223  $     5,496,739
Net realized gain (loss) on investments                               319,444       (2,639,565)       2,639,737        1,251,741
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                 14,980,671      (17,951,524)      (5,589,855)       2,718,665
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      16,938,323      (19,753,401)       7,228,105        9,467,145
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                           (1,634,273)        (842,615)     (10,178,223)      (5,496,739)
   Net realized gain                                                       --               --       (1,387,607)        (264,298)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (1,634,273)        (842,615)     (11,565,830)      (5,761,037)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                67,724,355       69,263,218      273,291,893      182,106,477
Reinvestment of distributions at net asset value                    1,425,617          670,952       11,535,473        5,416,056
Payments for redemptions                                          (11,723,973)      (6,666,038)     (77,268,814)     (21,995,473)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    57,425,999       63,268,132      207,558,552      165,527,060
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            72,730,049       42,672,116      203,220,827      169,233,168
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                    98,574,190       55,902,074      275,708,332      106,475,164
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $   171,304,239  $    98,574,190  $   478,929,159  $   275,708,332
================================================================================================================================

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                             AXP VP - SMALL CAP ADVANTAGE FUND         AXP VP - STOCK FUND
YEAR ENDED AUG. 31,                                                 2003             2002            2003              2002
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $      (139,536) $      (120,145) $        47,870  $        18,895
Net realized gain (loss) on investments                            (3,472,109)      (4,087,349)        (401,084)        (412,004)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                 24,120,853       (4,682,108)       1,206,533         (283,648)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      20,509,208       (8,889,602)         853,319         (676,757)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                   --               --          (48,267)         (18,391)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                25,694,819       23,713,018        6,299,134        3,812,517
Reinvestment of distributions at net asset value                           --               --           42,016           14,213
Payments for redemptions                                           (3,903,840)      (4,777,768)        (494,002)        (242,563)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                    21,790,979       18,935,250        5,847,148        3,584,167
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            42,300,187       10,045,648        6,652,200        2,889,019
Net assets at beginning of year                                    59,275,794       49,230,146        4,873,099        1,984,080
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $   101,575,981  $    59,275,794  $    11,525,299  $     4,873,099
================================================================================================================================
Undistributed net investment income                           $        17,697  $        10,342  $           691  $         1,088
--------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                               AXP VP - STRATEGY AGGRESSIVE FUND
YEAR ENDED AUG. 31,                                                                                   2003            2002
OPERATIONS

Investment income (loss) -- net                                                                 $    (4,895,553) $    (7,402,355)
Net realized gain (loss) on investments                                                             (62,957,410)    (551,796,489)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                                                  245,325,134       55,661,883
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                                       177,472,171     (503,536,961)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                                                  42,357,867       77,928,737
Reinvestment of distributions at net asset value                                                             --        2,827,564
Payments for redemptions                                                                           (241,907,633)    (400,968,776)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                                    (199,549,766)    (320,212,475)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                             (22,077,595)    (823,749,436)
Net assets at beginning of year                                                                     990,759,976    1,814,509,412
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                       $   968,682,381  $   990,759,976
================================================================================================================================
Undistributed net investment income                                                             $       555,302  $       319,691
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for AXP VP - Global Bond Fund, AXP VP - Partners Small Cap Value Fund and AXP VP - S&P 500 Index Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

The primary investments of each Fund are as follows:
   AXP VP - Blue Chip Advantage Fund invests primarily in common stocks of companies that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).
   AXP VP - Capital Resource Fund invests primarily in U.S. common stocks.
   AXP VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper.
   AXP VP - Diversified Bond Fund (formerly AXP VP - Bond Fund) invests primarily in bonds and other debt obligations including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.
   AXP VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.
   AXP VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.
   AXP VP - Equity Select Fund invests primarily in growth stocks of medium-sized companies.
   AXP VP - Global Bond Fund invests primarily in debt securities of U.S. and foreign issuers.
   AXP VP - Growth Fund invests primarily in common stocks that appear to offer growth opportunities.
   AXP VP - High Yield Bond Fund (formerly AXP VP - Extra Income Fund) invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.
   AXP VP - International Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.
   AXP VP - Managed Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.
   AXP VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth.
   AXP VP - Partners Small Cap Value Fund invests primarily in equity securities of small capitalization companies.
   AXP VP - S&P 500 Index Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the S&P 500 Index.

   AXP VP - Short Duration U.S. Government Fund (formerly AXP VP - Federal
            Income Fund) invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments.

   AXP VP - Small Cap Advantage Fund invests primarily in equity securities of small companies.
   AXP VP - Stock Fund invests primarily in common stocks and securities convertible into common stocks.
   AXP VP - Strategy Aggressive Fund invests primarily in securities of growth companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in all Funds, except AXP VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in AXP VP - Cash Management Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except AXP VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Funds, except AXP VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Aug. 31, 2003 foreign currency holdings for AXP VP - Global Bond Fund, AXP - VP Emerging Markets Fund and AXP VP - International Fund consisted of multiple denominations and foreign currency holdings for AXP VP - New Dimensions Fund were entirely comprised of Taiwan Dollars.

The Funds, except AXP VP - Cash Management Fund and AXP VP - Short Duration U.S. Government Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

ILLIQUID SECURITIES
As of Aug. 31, 2003, investments in securities for AXP VP - Capital Resource Fund, AXP VP - Diversified Bond Fund, AXP VP - High Yield Bond Fund and AXP VP - Strategy Aggressive Fund, included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Aug. 31, 2003, was $10,437,182, $2,790,233, $20,805,972 and $17,527,489, representing 0.53%, 0.16%, 2.47% and
1.81% of net assets for AXP VP - Capital Resource Fund, AXP VP - Diversified Bond Fund, AXP VP - High Yield Bond Fund and AXP VP - Strategy Aggressive Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, other forward-commitments and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of Aug. 31, 2003, the outstanding forward-commitments for the Funds are as follows:

                                                           WHEN-ISSUED             OTHER                    FUTURE
FUND                                                        SECURITIES       FORWARD-COMMITMENTS     CAPITAL COMMITMENTS
------------------------------------------------------------------------------------------------------------------------
AXP VP - Diversified Bond Fund                           $   178,867,172        $   28,645,717           $         --
AXP VP - Global Bond Fund                                     17,757,818             2,978,247                     --
AXP VP - High Yield Bond Fund                                         --             2,105,625                     --
AXP VP - Managed Fund                                         60,098,087            16,666,879                     --
AXP VP - Short Duration U.S. Government Fund                  12,606,504               973,945                     --
AXP VP - Strategy Aggressive Fund                                     --                    --              4,275,000
------------------------------------------------------------------------------------------------------------------------

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

FEDERAL TAXES
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:


                                          AXP VP -      AXP VP -       AXP VP -      AXP VP -       AXP VP -       AXP VP -
                                         BLUE CHIP      CAPITAL         CASH       DIVERSIFIED    DIVERSIFIED     EMERGING
                                         ADVANTAGE      RESOURCE      MANAGEMENT       BOND      EQUITY INCOME     MARKETS
                                           FUND           FUND           FUND          FUND          FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)   $      2,559   $    (14,169)  $         --  $  1,626,474   $    186,425   $     32,245
Undistributed net investment income          (2,559)        14,169             --    (1,626,474)      (186,425)       (32,874)
-----------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction
   (increase)                          $         --   $         --   $         --  $         --   $         --   $       (629)
-----------------------------------------------------------------------------------------------------------------------------


                                         AXP VP -        AXP VP -      AXP VP -       AXP VP -       AXP VP -      AXP VP -
                                      EQUITY SELECT    GLOBAL BOND      GROWTH    HIGH YIELD BOND INTERNATIONAL    MANAGED
                                           FUND            FUND          FUND          FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)   $         --   $ (7,101,707)  $        466  $    452,287   $    247,148   $    597,532
Undistributed net investment income         793,469      7,101,707         24,520      (452,287)      (247,148)      (597,532)
-----------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction
   (increase)                          $    793,469   $         --   $     24,986  $         --   $         --   $         --
-----------------------------------------------------------------------------------------------------------------------------

                                         AXP VP -     AXP VP -      AXP VP -      AXP VP -       AXP VP -                 AXP VP -
                                          NEW        PARTNERS       S&P 500    SHORT DURATION   SMALL CAP    AXP VP -     STRATEGY
                                       DIMENSIONS     SMALL CAP     INDEX     U.S. GOVERNMENT  ADVANTAGE      STOCK      AGGRESSIVE
                                          FUND       VALUE FUND      FUND          FUND           FUND        FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)  $    279,782  $   (355,091)  $   11,854    $        --   $    40,517  $       --  $        --
Undistributed net investment income       (279,782)      352,599      (11,854)            --       146,891          --    5,131,164
-----------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction
   (increase)                         $         --  $     (2,492)  $       --    $        --   $   187,408  $       --  $ 5,131,164
-----------------------------------------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED AUG. 31,                                      2003            2002
----------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund
Distributions paid from:
   Ordinary income                                  $      575,688  $      526,692
   Long-term capital gain                                       --              --

AXP VP - Capital Resource Fund
Distributions paid from:
   Ordinary income                                      12,159,512      13,618,196
   Long-term capital gain                                       --     226,597,742

AXP VP - Cash Management Fund
Distributions paid from:
   Ordinary income                                       7,349,548      17,809,621
   Long-term capital gain                                       --              --

AXP VP - Diversified Bond Fund
Distributions paid from:
   Ordinary income                                      78,124,877      92,738,533
   Long-term capital gain                                       --              --

AXP VP - Diversified Equity Income Fund
Distributions paid from:
   Ordinary income                                       5,837,997       3,836,273
   Long-term capital gain                                       --          94,152

AXP VP - Emerging Markets Fund
Distributions paid from:
   Ordinary income                                          41,003           1,018
   Long-term capital gain                                       --              --

AXP VP - Equity Select Fund
Distributions paid from:
   Ordinary income                                              --              --
   Long-term capital gain                                       --              --

AXP VP - Global Bond Fund
Distributions paid from:
   Ordinary income                                      15,508,799       9,972,691
   Long-term capital gain                                       --              --

AXP VP - Growth Fund
Distributions paid from:
   Ordinary income                                         354,762              --
   Long-term capital gain                                       --              --

AXP VP - High Yield Bond Fund
Distributions paid from:
   Ordinary income                                      53,023,212      54,044,758
   Long-term capital gain                                       --              --

AXP VP - International Fund
Distributions paid from:
   Ordinary income                                       5,547,305      13,108,123
   Long-term capital gain                                       --       2,224,868

AXP VP - Managed Fund
Distributions paid from:
   Ordinary income                                      60,600,462      77,891,964
   Long-term capital gain                               29,213,177     250,253,587

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

YEAR ENDED AUG. 31,                                      2003            2002
----------------------------------------------------------------------------------
AXP VP - New Dimensions Fund
Distributions paid from:
   Ordinary income                                  $   18,140,932  $   17,226,808
   Long-term capital gain                                       --       3,533,136

AXP VP - Partners Small Cap Value Fund
Distributions paid from:
   Ordinary income                                         407,236              --
   Long-term capital gain                                      101              --

AXP VP - S&P 500 Index Fund
Distributions paid from:
   Ordinary income                                       1,634,273         842,615
   Long-term capital gain                                       --              --

AXP VP - Short Duration U.S. Government Fund
Distributions paid from:
   Ordinary income                                      11,091,527       5,713,659
   Long-term capital gain                                  474,303          47,378

AXP VP - Small Cap Advantage Fund
Distributions paid from:
   Ordinary income                                              --              --
   Long-term capital gain                                       --              --

AXP VP - Stock Fund
Distributions paid from:
   Ordinary income                                          48,267          18,391
   Long-term capital gain                                       --              --

AXP VP - Strategy Aggressive Fund
Distributions paid from:
   Ordinary income                                              --              --
   Long-term capital gain                                       --              --

As of Aug. 31, 2003, the components of distributable earnings on a tax basis for each Fund are as follows:


                                                                         ACCUMULATED        UNREALIZED
                                                      UNDISTRIBUTED       LONG-TERM        APPRECIATION
FUND                                                 ORDINARY INCOME     GAIN (LOSS)      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                   $        128,967  $    (33,756,009)  $       (413,202)
AXP VP - Capital Resource Fund                             2,665,168      (571,842,581)        95,934,885
AXP VP - Cash Management Fund                                196,568            (3,091)                --
AXP VP - Diversified Bond Fund                             3,860,901      (139,636,838)       (32,305,167)
AXP VP - Diversified Equity Income Fund                      807,977       (21,848,621)        20,766,903
AXP VP - Emerging Markets Fund                               132,119        (1,685,173)         1,989,371
AXP VP - Equity Select Fund                                       --          (929,452)        15,218,121
AXP VP - Global Bond Fund                                  1,561,440        (5,792,969)         6,675,110
AXP VP - Growth Fund                                              --      (164,893,812)        12,999,316
AXP VP - High Yield Bond Fund                              3,473,465      (300,351,153)        10,662,849
AXP VP - International Fund                                3,765,642      (794,731,098)        26,220,989
AXP VP - Managed Fund                                     12,885,808      (149,722,831)        41,396,623
AXP VP - New Dimensions Fund                               4,936,029      (512,441,380)       184,518,251
AXP VP - Partners Small Cap Value Fund                     1,803,430          (231,273)        12,827,167
AXP VP - S&P 500 Index Fund                                  481,834        (2,590,558)       (12,993,096)
AXP VP - Short Duration U.S. Government Fund               2,618,148           411,876           (768,348)
AXP VP - Small Cap Advantage Fund                                 --        (9,684,863)        17,275,702
AXP VP - Stock Fund                                           13,257          (764,578)           777,723
AXP VP - Strategy Aggressive Fund                                 --    (1,346,618,303)        51,809,499


           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

DIVIDENDS
As of Aug. 31, 2003, dividends declared for each Fund payable Sept. 2, 2003 are as follows:

FUND                                                                      AMOUNT PER SHARE
------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                               $   0.0142
AXP VP - Capital Resource Fund                                                      0.0241
AXP VP - Cash Management Fund                                                       0.0002
AXP VP - Diversified Bond Fund                                                      0.0276
AXP VP - Diversified Equity Income Fund                                             0.0387
AXP VP - Emerging Markets                                                           0.0067
AXP VP - Global Bond Fund                                                           0.0195
AXP VP - High Yield Bond Fund                                                       0.0396
AXP VP - International Fund                                                         0.0256
AXP VP - Managed Fund                                                               0.0699
AXP VP - New Dimensions Fund                                                        0.0227
AXP VP - S&P 500 Index Fund                                                         0.0199
AXP VP - Short Duration U.S. Government Fund                                        0.0161
AXP VP - Stock Fund                                                                 0.0092

Distributions to the subaccounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for AXP VP - Cash Management Fund, AXP VP - Diversified Bond Fund, AXP VP - Global Bond, AXP VP - High Yield Bond Fund and AXP VP - Short Duration U.S. Government Fund and declared and distributed quarterly, when available, for AXP VP - Blue Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Partners Small Cap Value Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Stock Fund and AXP VP - Strategy Aggressive Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES
The Funds have an Investment Management Services Agreement with IDS Life Insurance Company (IDS Life) for managing investments, record keeping and other services that are based solely on the assets of each Fund. Under an investment advisory agreement, IDS Life pays American Express Financial Corporation (AEFC) a fee for investment advice. Shareholders have approved a change to the Investment Management Services Agreement to combine all investment roles within AEFC. The Funds plan to implement this change of investment manager to AEFC in the near future. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                                      PERCENTAGE RANGE
------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                         0.560% to 0.470%
AXP VP - Capital Resource Fund                                            0.630% to 0.570%
AXP VP - Cash Management Fund                                             0.510% to 0.440%
AXP VP - Diversified Bond Fund                                            0.610% to 0.535%
AXP VP - Diversified Equity Income Fund                                   0.560% to 0.470%
AXP VP - Emerging Markets Fund                                            1.170% to 1.095%
AXP VP - Equity Select Fund                                               0.650% to 0.560%
AXP VP - Global Bond Fund                                                 0.840% to 0.780%
AXP VP - Growth Fund                                                      0.630% to 0.570%
AXP VP - High Yield Bond Fund                                             0.620% to 0.545%
AXP VP - International Fund                                               0.870% to 0.795%
AXP VP - Managed Fund                                                     0.630% to 0.550%
AXP VP - New Dimensions Fund                                              0.630% to 0.570%
AXP VP - Partners Small Cap Value Fund                                    1.020% to 0.920%
AXP VP - S&P 500 Index Fund                                               0.290% to 0.260%
AXP VP - Short Duration U.S. Government Fund                              0.610% to 0.535%
AXP VP - Small Cap Advantage Fund                                         0.790% to 0.650%
AXP VP - Stock Fund                                                       0.560% to 0.470%
AXP VP - Strategy Aggressive Fund                                         0.650% to 0.575%

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment for some of the Funds and reducing the amount of the performance difference for which no adjustment is made to 0.50%. In addition, a performance incentive adjustment was added to five of the Funds for which the first adjustment was made on June 1, 2003 and covered the six-month period beginning Dec. 1, 2002. The index name, maximum percentage adjustment and the amount the fee was increased (decreased) for each Fund for the year ended Aug. 31, 2003 are as follows:

                                                MAXIMUM                MAXIMUM
                                               ADJUSTMENT            ADJUSTMENT      INDEX                                INCREASE
FUND                                    (PRIOR TO DEC. 1, 2002) (AFTER DEC. 1, 2002) NAME                                (DECREASE)
-----------------------------------------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                0.08%                  0.12%        Lipper Large-Cap Core Funds Index   $  (17,027)
AXP VP - Capital Resource Fund                    N/A                   0.12%        Lipper Large-Cap Core Funds Index      415,078
AXP VP - Diversified Equity Income Fund          0.08%                  0.12%        Lipper Equity Income Funds Index       (92,950)
AXP VP - Emerging Markets Fund                   0.12%                  0.12%        Lipper Emerging Markets Funds Index     (4,524)
AXP VP - Equity Select Fund                      0.12%                  0.12%        Lipper Mid-Cap Growth Funds Index       37,180
AXP VP - Growth Fund                             0.12%                  0.12%        Lipper Large-Cap Growth Funds Index     37,751
AXP VP - International Fund                       N/A                   0.12%        Lipper International Funds Index      (157,857)
AXP VP - Managed Fund                             N/A                   0.08%        Lipper Balanced Funds Index             76,793
AXP VP - New Dimensions Fund                      N/A                   0.12%        Lipper Large-Cap Growth Funds Index    (58,606)
AXP VP - Partners Small Cap Value Fund           0.12%                  0.12%        Lipper Small-Cap Value Funds Index     (30,309)
AXP VP - Small Cap Advantage Fund                0.12%                  0.12%        Lipper Small-Cap Core Funds Index       11,741
AXP VP - Stock Fund                              0.08%                  0.12%        Lipper Large-Cap Core Funds Index         (951)
AXP VP - Strategy Aggressive Fund                 N/A                   0.12%        Lipper Mid-Cap Growth Funds Index     (148,057)
-----------------------------------------------------------------------------------------------------------------------------------

IDS Life, in turn, pays to American Express Financial Corporation (AEFC) a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP VP - Emerging Markets Fund and AXP VP - International Fund and 0.25% for each remaining Fund.

AEFC has Subadvisory Agreements with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC to subadvise the assets of AXP VP - Emerging Markets Fund and AXP VP - International Fund and Kenwood Capital Management LLC, an indirect subsidiary of AEFC to subadvise the assets of AXP VP - Small Cap Advantage Fund.

AEFC has Subadvisory Agreements with Royce & Associates, LLC (Royce), a wholly-owned subsidiary of Legg Mason, Third Avenue Management LLC (Third Avenue) and Goldman Sachs Asset Management, L.P. (GSAM) for AXP VP - Partners Small Cap Value Fund. Prior to Aug. 11, 2003, National City was allocated 50% of new investments in the Fund, net of any redemptions, while Royce and Third Avenue were each allocated 25%. Currently, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-third of AXP VP - Partners Small Cap Value Fund. Each subadviser's proportionate share of investments in AXP VP - Partners Small Cap Value Fund will vary due to market fluctuations.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with each Fund's operations. The Funds also pay custodian fees to American Express Trust Company, an affiliate of IDS Life. The reimbursement paid by AXP VP - Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate up to 0.125% of each Fund's average daily net assets.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                                             0.040% to 0.020%
AXP VP - Capital Resource Fund                                                                0.050% to 0.030%
AXP VP - Cash Management Fund                                                                 0.030% to 0.020%
AXP VP - Diversified Bond Fund                                                                0.050% to 0.025%
AXP VP - Diversified Equity Income Fund                                                       0.040% to 0.020%
AXP VP - Emerging Markets Fund                                                                0.100% to 0.050%
AXP VP - Equity Select Fund                                                                   0.060% to 0.030%
AXP VP - Global Bond Fund                                                                     0.060% to 0.040%
AXP VP - Growth Fund                                                                          0.050% to 0.030%
AXP VP - High Yield Bond Fund                                                                 0.050% to 0.025%
AXP VP - International Fund                                                                   0.060% to 0.035%
AXP VP - Managed Fund                                                                         0.040% to 0.020%
AXP VP - New Dimensions Fund                                                                  0.050% to 0.030%
AXP VP - Partners Small Cap Value Fund                                                        0.080% to 0.055%
AXP VP - S&P 500 Index Fund                                                                   0.080% to 0.065%
AXP VP - Short Duration U.S. Government Fund                                                  0.050% to 0.025%
AXP VP - Small Cap Advantage Fund                                                             0.060% to 0.035%
AXP VP - Stock Fund                                                                           0.040% to 0.020%
AXP VP - Strategy Aggressive Fund                                                             0.060% to 0.035%

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

For the year ended Aug. 31, 2003, AEFC waived certain fees and expenses to 1.75% for AXP VP - Emerging Markets Fund, 0.50% for AXP VP - S&P 500 Index Fund, and 1.10% for AXP VP - Stock Fund. In addition, IDS Life and AEFC have agreed to waive certain fees and expenses until April 30, 2004. Under this agreement, total expenses will not exceed the following percentage of the Fund's average daily net assets:

FUND                                                                                              PERCENTAGE
------------------------------------------------------------------------------------------------------------
AXP VP - Emerging Markets Fund                                                                      1.750%
AXP VP - Equity Select Fund                                                                         1.100%
AXP VP - S&P 500 Index Fund                                                                         0.495%
AXP VP - Stock Fund                                                                                 1.100%

During the year ended Aug. 31, 2003, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

FUND                                                                                                REDUCTION
-------------------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                                                   $     763
AXP VP - Capital Resource Fund                                                                            716
AXP VP - Cash Management Fund                                                                             282
AXP VP - Diversified Bond Fund                                                                          1,154
AXP VP - Diversified Equity Income Fund                                                                   806
AXP VP - Emerging Markets Fund                                                                          1,915
AXP VP - Equity Select Fund                                                                             2,194
AXP VP - Global Bond Fund                                                                                 400
AXP VP - Growth Fund                                                                                    1,120
AXP VP - High Yield Bond Fund                                                                             806
AXP VP - International Fund                                                                               475
AXP VP - Managed Fund                                                                                   1,026
AXP VP - New Dimensions Fund                                                                            1,223
AXP VP - S&P 500 Index Fund                                                                             2,359
AXP VP - Short Duration U.S. Government Fund                                                              381
AXP VP - Small Cap Advantage Fund                                                                       2,944
AXP VP - Stock Fund                                                                                     1,982
AXP VP - Strategy Aggressive Fund                                                                         331

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

3. SECURITIES TRANSACTIONS
For the year ended Aug. 31, 2003, cost of purchases and proceeds from sales of securities aggregated $5,797,015,537 and $6,045,692,491, respectively, for AXP VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                              PURCHASES               PROCEEDS
------------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                              $     50,214,915       $     54,331,767
AXP VP - Capital Resource Fund                                    2,114,277,877          2,415,103,269
AXP VP - Diversified Bond Fund                                    4,415,259,393          4,396,786,112
AXP VP - Diversified Equity Income Fund                             164,297,867            107,596,522
AXP VP - Emerging Markets Fund                                       24,822,981             21,152,765
AXP VP - Equity Select Fund                                          90,813,985             20,544,200
AXP VP - Global Bond Fund                                           327,526,881            270,710,960
AXP VP - Growth Fund                                                326,745,656            293,311,814
AXP VP - High Yield Bond Fund                                     1,105,778,030            905,873,451
AXP VP - International Fund                                         724,572,262            851,100,081
AXP VP - Managed Fund                                             2,792,536,323          3,269,351,210
AXP VP - New Dimensions Fund                                        660,619,120            916,910,222
AXP VP - Partners Small Cap Value Fund                              107,493,520             69,332,848
AXP VP - S&P 500 Index Fund                                          61,917,771              6,672,193
AXP VP - Short Duration U.S. Government Fund                        933,062,381            721,848,961
AXP VP - Small Cap Advantage Fund                                   107,203,992             85,241,265
AXP VP - Stock Fund                                                  10,501,556              5,256,252
AXP VP - Strategy Aggressive Fund                                   239,701,093            411,580,608

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with IDS Life for the year ended Aug. 31, 2003 are as follows:

FUND                                                                                  AMOUNT PAID
-------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                                     $     1,274
AXP VP - Capital Resource Fund                                                             23,751
AXP VP - Diversified Equity Income Fund                                                     9,635
AXP VP - Growth Fund                                                                       31,108
AXP VP - Managed Fund                                                                     172,596
AXP VP - New Dimensions Fund                                                               32,412
AXP VP - Small Cap Advantage Fund                                                              57
AXP VP - Strategy Aggressive Fund                                                          18,428

Brokerage commissions paid to brokers affiliated with the subadvisers for AXP VP
- Partners Small Cap Value Fund were $74,790 for the year ended Aug. 31, 2003.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                         YEAR ENDED AUG. 31, 2003
------------------------------------------------------------------------------------------------
                                                 AXP VP -           AXP VP -         AXP VP -
                                                BLUE CHIP           CAPITAL            CASH
                                                ADVANTAGE           RESOURCE        MANAGEMENT
                                                  FUND                FUND             FUND
------------------------------------------------------------------------------------------------
Sold                                             1,008,616          2,362,134      1,034,451,999
Issued for reinvested distributions                 88,889            800,832          8,163,727
Redeemed                                        (1,473,639)       (28,451,446)    (1,297,574,772)
------------------------------------------------------------------------------------------------
Net increase (decrease)                           (376,134)       (25,288,480)      (254,959,046)
------------------------------------------------------------------------------------------------

                                                         YEAR ENDED AUG. 31, 2002
------------------------------------------------------------------------------------------------
                                                 AXP VP -          AXP VP -          AXP VP -
                                                BLUE CHIP          CAPITAL             CASH
                                                ADVANTAGE          RESOURCE         MANAGEMENT
                                                  FUND               FUND              FUND
------------------------------------------------------------------------------------------------
Sold                                             1,590,826          1,436,087      1,058,582,063
Issued for reinvested distributions                 64,140         12,638,213         19,559,976
Redeemed                                        (1,986,639)       (35,665,988)    (1,018,583,282)
------------------------------------------------------------------------------------------------
Net increase (decrease)                           (331,673)       (21,591,688)        59,558,757
------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

                                                         YEAR ENDED AUG. 31, 2003
------------------------------------------------------------------------------------------------
                                                 AXP VP -           AXP VP -           AXP VP -
                                               DIVERSIFIED        DIVERSIFIED          EMERGING
                                                  BOND           EQUITY INCOME         MARKETS
                                                  FUND               FUND               FUND
------------------------------------------------------------------------------------------------
Sold                                            22,489,701         15,141,340          1,532,314
Issued for reinvested distributions              7,739,126            656,338              3,929
Redeemed                                       (35,224,619)        (9,246,293)        (1,005,938)
------------------------------------------------------------------------------------------------
Net increase (decrease)                         (4,995,792)         6,551,385            530,305
------------------------------------------------------------------------------------------------

                                                        YEAR ENDED AUG. 31, 2002
 -----------------------------------------------------------------------------------------------
                                                AXP VP -           AXP VP -            AXP VP -
                                               DIVERSIFIED        DIVERSIFIED          EMERGING
                                                  BOND           EQUITY INCOME         MARKETS
                                                  FUND               FUND                FUND
------------------------------------------------------------------------------------------------
Sold                                            32,427,670         29,435,932            675,358
Issued for reinvested distributions              8,842,954            319,622                147
Redeemed                                       (19,778,881)        (8,277,637)          (131,141)
------------------------------------------------------------------------------------------------
Net increase (decrease)                         21,491,743         21,477,917            544,364
------------------------------------------------------------------------------------------------

                                                         YEAR ENDED AUG. 31, 2003
------------------------------------------------------------------------------------------------
                                                 AXP VP -          AXP VP -
                                                  EQUITY            GLOBAL             AXP VP -
                                                  SELECT             BOND               GROWTH
                                                   FUND              FUND                FUND
------------------------------------------------------------------------------------------------
Sold                                             8,836,598          8,750,558         15,981,122
Issued for reinvested distributions                     --          1,621,030             70,858
Redeemed                                          (384,943)        (3,568,486)        (3,986,581)
------------------------------------------------------------------------------------------------
Net increase (decrease)                          8,451,655          6,803,102         12,065,399
------------------------------------------------------------------------------------------------

                                                         YEAR ENDED AUG. 31, 2002
------------------------------------------------------------------------------------------------
                                                 AXP VP -           AXP VP -
                                                  EQUITY             GLOBAL            AXP VP -
                                                  SELECT              BOND              GROWTH
                                                   FUND               FUND               FUND
------------------------------------------------------------------------------------------------
Sold                                             8,511,084          6,018,539          5,979,237
Issued for reinvested distributions                     --            893,799                 --
Redeemed                                        (1,507,262)        (3,291,689)        (4,397,794)
------------------------------------------------------------------------------------------------
Net increase (decrease)                          7,003,822          3,620,649          1,581,443
------------------------------------------------------------------------------------------------

                                                         YEAR ENDED AUG. 31, 2003
------------------------------------------------------------------------------------------------
                                                 AXP VP -
                                                HIGH YIELD          AXP VP -           AXP VP -
                                                   BOND          INTERNATIONAL         MANAGED
                                                   FUND               FUND               FUND
------------------------------------------------------------------------------------------------
Sold                                            71,858,946         61,563,364          4,062,031
Issued for reinvested distributions              8,853,755          1,051,833          7,990,651
Redeemed                                       (47,133,508)       (84,683,630)       (46,100,074)
------------------------------------------------------------------------------------------------
Net increase (decrease)                         33,579,193        (22,068,433)       (34,047,392)
------------------------------------------------------------------------------------------------

                                                         YEAR ENDED AUG. 31, 2002
------------------------------------------------------------------------------------------------
                                                 AXP VP -
                                                HIGH YIELD          AXP VP -           AXP VP -
                                                   BOND          INTERNATIONAL         MANAGED
                                                   FUND               FUND               FUND
------------------------------------------------------------------------------------------------
Sold                                            29,589,447         35,702,230          2,568,221
Issued for reinvested distributions              8,675,279          2,028,378         23,669,165
Redeemed                                       (25,495,937)       (68,997,946)       (52,085,480)
------------------------------------------------------------------------------------------------
Net increase (decrease)                         12,768,789        (31,267,338)       (25,848,094)
------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

                                                         YEAR ENDED AUG. 31, 2003
------------------------------------------------------------------------------------------------
                                                                   AXP VP -
                                                  AXP VP -         PARTNERS            AXP VP -
                                                    NEW            SMALL CAP            S&P 500
                                                 DIMENSIONS          VALUE               INDEX
                                                    FUND             FUND                FUND
------------------------------------------------------------------------------------------------
Sold                                            15,280,603          5,477,129         10,815,463
Issued for reinvested distributions              1,422,655             41,935            229,997
Redeemed                                       (31,925,693)          (356,206)        (1,925,880)
------------------------------------------------------------------------------------------------
Net increase (decrease)                        (15,222,435)         5,162,858          9,119,580
------------------------------------------------------------------------------------------------

                                                         YEAR ENDED AUG. 31, 2002
------------------------------------------------------------------------------------------------
                                                                     AXP VP -
                                                 AXP VP -           PARTNERS           AXP VP -
                                                   NEW             SMALL CAP            S&P 500
                                                DIMENSIONS           VALUE              INDEX
                                                   FUND               FUND               FUND
------------------------------------------------------------------------------------------------
Sold                                            15,837,795          6,189,596          9,458,245
Issued for reinvested distributions              1,127,450                 --             88,952
Redeemed                                       (35,154,263)           (90,834)        (1,004,336)
------------------------------------------------------------------------------------------------
Net increase (decrease)                        (18,189,018)         6,098,762          8,542,861
------------------------------------------------------------------------------------------------

                                                         YEAR ENDED AUG. 31, 2003
------------------------------------------------------------------------------------------------
                                                 AXP VP -           AXP VP -
                                              SHORT DURATION       SMALL CAP            AXP VP -
                                             U.S. GOVERNMENT       ADVANTAGE             STOCK
                                                   FUND               FUND                FUND
------------------------------------------------------------------------------------------------
Sold                                            25,859,995          2,733,191            806,564
Issued for reinvested distributions              1,092,715                 --              5,373
Redeemed                                        (7,318,788)          (445,359)           (62,280)
------------------------------------------------------------------------------------------------
Net increase (decrease)                         19,633,922          2,287,832            749,657
------------------------------------------------------------------------------------------------

                                                         YEAR ENDED AUG. 31, 2002
------------------------------------------------------------------------------------------------
                                                 AXP VP -           AXP VP -
                                              SHORT DURATION       SMALL CAP            AXP VP -
                                             U.S. GOVERNMENT       ADVANTAGE             STOCK
                                                   FUND               FUND                FUND
------------------------------------------------------------------------------------------------
Sold                                            17,445,761          2,371,220            426,883
Issued for reinvested distributions                520,613                 --              1,527
Redeemed                                        (2,116,788)          (484,255)           (27,812)
------------------------------------------------------------------------------------------------
Net increase (decrease)                         15,849,586          1,886,965            400,598
------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED AUG. 31, 2003
---------------------------------------------------------------------------------------------
                                                                             AXP VP -
                                                                             STRATEGY
                                                                            AGGRESSIVE
                                                                               FUND
---------------------------------------------------------------------------------------------
Sold                                                                         6,880,685
Issued for reinvested distributions                                                 --
Redeemed                                                                   (41,451,528)
---------------------------------------------------------------------------------------------
Net increase (decrease)                                                    (34,570,843)
---------------------------------------------------------------------------------------------

                                                                     YEAR ENDED AUG. 31, 2002
---------------------------------------------------------------------------------------------
                                                                             AXP VP -
                                                                             STRATEGY
                                                                            AGGRESSIVE
                                                                               FUND
---------------------------------------------------------------------------------------------
Sold                                                                        10,311,970
Issued for reinvested distributions                                            341,129
Redeemed                                                                   (56,399,156)
---------------------------------------------------------------------------------------------
Net increase (decrease)                                                    (45,746,057)
---------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS
As of Aug. 31, 2003, AXP VP - Emerging Markets Fund and AXP VP - Global Bond Fund have entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

AXP VP - EMERGING MARKETS FUND

                                         CURRENCY TO            CURRENCY TO              UNREALIZED              UNREALIZED
EXCHANGE DATE                           BE DELIVERED            BE RECEIVED             APPRECIATION            DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
Sept. 2, 2003                                197,338                310,096              $       --               $  2,043
                                       British Pound            U.S. Dollar
Sept. 4, 2003                                 68,612                503,850                     107                     --
                                         U.S. Dollar     South African Rand
Sept. 5, 2003                                 40,366                296,126                      33                     --
                                         U.S. Dollar     South African Rand
----------------------------------------------------------------------------------------------------------------------------
                                                                                         $      140               $  2,043
----------------------------------------------------------------------------------------------------------------------------

AXP VP - GLOBAL BOND FUND

                                         CURRENCY TO            CURRENCY TO              UNREALIZED              UNREALIZED
EXCHANGE DATE                           BE DELIVERED            BE RECEIVED             APPRECIATION            DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
Sept. 2, 2003                                621,638                394,917              $    3,021               $     --
                                         U.S. Dollar          British Pound
Sept. 2, 2003                                622,813                872,997                   6,533                     --
                                         U.S. Dollar        Canadian Dollar
Sept. 2, 2003                              4,228,016              3,879,982                  31,815                     --
                                         U.S. Dollar European Monetary Unit
Sept. 2, 2003                                601,986            142,110,780                   2,895                     --
                                         U.S. Dollar       Hungarian Forint
Sept. 24, 2003                             5,862,647            700,000,000                 140,714                     --
                                         U.S. Dollar           Japanese Yen
Oct. 2, 2003                               1,532,304              2,400,000                  16,549                     --
                                         U.S. Dollar      Australian Dollar
----------------------------------------------------------------------------------------------------------------------------
                                                                                         $  201,527               $     --
----------------------------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES
Presented below is information regarding securities on loan as of Aug. 31, 2003.

                                                     AXP VP -                AXP VP -              AXP VP -          AXP VP -
                                                 DIVERSIFIED BOND       DIVERSIFIED EQUITY        GLOBAL BOND         MANAGED
                                                       FUND                 INCOME FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers            $   70,628,180           $   2,837,600         $   4,916,400     $ 24,397,031
-------------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                              $   68,747,726           $   2,858,000         $   5,037,500     $ 24,896,500
U.S. government securities, at value                   3,116,537                      --                    --              --
-------------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned   $   71,864,263           $   2,858,000         $   5,037,500     $ 24,896,500
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                   AXP VP -          AXP VP -
                                                                                                      NEW            STRATEGY
                                                                                                  DIMENSIONS        AGGRESSIVE
                                                                                                     FUND              FUND
-------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers                                                           $  42,274,460     $  7,171,125
-------------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                                                                             $  39,698,400     $  7,475,000
U.S. government securities, at value                                                                 3,319,751               --
-------------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned                                                  $  43,018,151     $  7,475,000
-------------------------------------------------------------------------------------------------------------------------------

Income from securities lending amounted to $6,837, $255,949, $27,611, $3,756, $7,501, $364,960, $135,467, $31,473, $13,595 and $56,618 for AXP VP - Capital
Resource Fund, AXP VP - Diversified Bond Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Global Bond Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP
- Small Cap Advantage Fund and AXP VP - Strategy Aggressive Fund, respectively, for the year ended Aug. 31, 2003.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

7. FUTURES CONTRACTS
As of Aug. 31, 2003, AXP VP - Blue Chip Advantage Fund's investments in securities included securities valued at $333,562 that were pledged as collateral to cover initial margin deposits on 47 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts as of Aug. 31, 2003 was $2,368,095 with a net unrealized gain of $40,987. See "Summary of significant accounting policies."

As of Aug. 31, 2003, AXP VP - Diversified Bond Fund's investments in securities included securities valued at $4,076,171 that were pledged as collateral to cover initial margin deposits on 743 open purchase interest rate futures contracts and 1,621 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Aug. 31, 2003 was $179,523,813 with a net unrealized loss of $1,398,297. The notional market value of the open sale interest rate futures contracts as of Aug. 31, 2003 was $178,611,251 with a net unrealized gain of $2,364,814. See "Summary of significant accounting policies."

As of Aug. 31, 2003, AXP VP - Global Bond Fund's investments in securities included securities valued at $458,265 that were pledged as collateral to cover initial margin deposits on 28 open purchase interest rate futures contracts denominated in Euros and 125 open purchase interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts denominated in Euros as of Aug. 31, 2003 was $3,513,103 with a net unrealized loss of $110,615. The notional market value of the open purchase interest rate futures contracts as of Aug. 31, 2003 was $30,203,219 with a net unrealized loss of $235,031. See "Summary of significant accounting policies."

As of Aug. 31, 2003, AXP VP - Managed Fund's investments in securities included securities valued at $1,032,402 that were pledged as collateral to cover initial margin deposits on 544 open purchase interest rate futures contracts and 460 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Aug. 31, 2003 was $103,637,925 with a net unrealized loss of $642,418. The notional market value of the open sale interest rate futures contracts as of Aug. 31, 2003 was $50,667,626 with a net unrealized gain of $590,152. See "Summary of significant accounting policies."

As of Aug. 31, 2003, AXP VP - S&P 500 Index Fund's investments in securities included securities valued at $727,460 that were pledged as collateral to cover initial margin deposits on 63 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts as of Aug. 31, 2003 was $3,174,255 with a net unrealized gain of $43,842. See "Summary of significant accounting policies."

As of Aug. 31, 2003, AXP VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $1,366,369 that were pledged as collateral to cover initial margin deposits on 367 open purchase interest rate futures contracts and 864 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Aug. 31, 2003 was $84,154,513 with a net unrealized loss of $247,093. The notional market value of the open sale interest rate futures contracts as of Aug. 31, 2003 was $94,977,175 with a net unrealized loss of $9,388. See "Summary of significant accounting policies."

8. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written by AXP VP - Diversified Bond Fund during the year ended Aug. 31, 2003 are as follows:

                                                         CALLS                                          PUTS
-------------------------------------------------------------------------------------------------------------------------
                                           CONTRACTS              PREMIUMS               CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                           --          $           --                    --           $           --
Opened                                       4,684               3,469,760                 3,835                1,581,732
Closed                                      (3,987)             (3,054,872)               (3,038)              (1,314,089)
Exercised                                       --                      --                    --                       --
Expired                                       (500)                (37,065)                 (600)                 (86,821)
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2003                          197          $      377,823                   197           $      180,822
-------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Global Bond Fund during the year ended Aug. 31, 2003 are as follows:

                                                         CALLS                                          PUTS
-------------------------------------------------------------------------------------------------------------------------
                                           CONTRACTS              PREMIUMS               CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                           --             $        --                    --              $        --
Opened                                         547                 501,500                   225                  148,960
Closed                                        (514)               (438,210)                 (192)                (118,670)
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2003                           33             $    63,290                    33              $    30,290
-------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Contracts and premiums associated with options on futures contracts written by AXP VP - Managed Fund during the year ended Aug. 31, 2003 are as follows:

                                                         CALLS                                          PUTS
-------------------------------------------------------------------------------------------------------------------------
                                           CONTRACTS              PREMIUMS               CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                           --           $          --                    --              $        --
Opened                                       2,110               1,573,815                 1,788                  729,800
Closed                                      (1,808)             (1,387,334)               (1,444)                (611,222)
Exercised                                       --                      --                    --                       --
Expired                                       (213)                (15,789)                 (255)                 (36,887)
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2003                           89           $     170,692                    89              $    81,691
-------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - New Dimensions Fund during the year ended Aug. 31, 2003 are as follows:

                                                                                                        CALLS
-------------------------------------------------------------------------------------------------------------------------
                                                                                         CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                                                                         --              $        --
Opened                                                                                     1,800                  180,000
Closed                                                                                        --                       --
Exercised                                                                                     --                       --
Expired                                                                                   (1,800)                (180,000)
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2003                                                                         --              $        --
-------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Short Duration U.S. Government Fund during the year ended Aug. 31, 2003 are as follows:

                                                         CALLS                                          PUTS
-------------------------------------------------------------------------------------------------------------------------
                                           CONTRACTS              PREMIUMS               CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                           89             $    99,503                    --              $        --
Opened                                         989                 683,483                   698                  278,960
Closed                                        (939)               (627,276)                 (469)                (194,423)
Exercised                                      (75)                (87,747)                  (25)                  (8,884)
Expired                                        (14)                (15,038)                 (144)                 (21,518)
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2003                           50             $    52,925                    60              $    54,135
-------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Strategy Aggressive Fund during the year ended Aug. 31, 2003 are as follows:

                                                                                                        PUTS
-------------------------------------------------------------------------------------------------------------------------
                                                                                         CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                                                                      1,050               $  170,095
Opened                                                                                        --                       --
Closed                                                                                    (1,050)                (170,095)
Exercised                                                                                     --                       --
Expired                                                                                       --                       --
-------------------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2003                                                                         --               $       --
-------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, capital loss carry-overs as of Aug. 31, 2003 are as follows:

FUND                                                   CARRY-OVER                    EXPIRATION DATE
----------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                   $     33,756,009                    2008-2012
AXP VP - Capital Resource Fund                           571,842,581                    2010-2012
AXP VP - Cash Management Fund                                  3,091                       2008
AXP VP - Diversified Bond Fund                           139,636,838                    2007-2011
AXP VP - Diversified Equity Income Fund                   21,848,621                    2010-2012
AXP VP - Emerging Markets Fund                             1,685,173                    2009-2012
AXP VP - Equity Select Fund                                  929,452                       2011
AXP VP - Global Bond Fund                                  5,792,969                    2008-2010
AXP VP - Growth Fund                                     164,893,812                    2008-2012
AXP VP - High Yield Bond Fund                            300,351,153                    2007-2012
AXP VP - International Fund                              794,731,098                    2010-2012
AXP VP - Managed Fund                                    149,722,831                    2011-2012
AXP VP - New Dimensions Fund                             512,441,380                    2010-2012
AXP VP - Partners Small Cap Value Fund                       231,273                       2012
AXP VP - S&P 500 Index Fund                                2,590,558                    2009-2011
AXP VP - Small Cap Advantage Fund                          9,684,863                    2009-2012
AXP VP - Stock Fund                                          764,578                    2009-2012
AXP VP - Strategy Aggressive Fund                      1,346,618,303                    2009-2012

It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until its capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating each Fund's results.

AXP VP - BLUE CHIP ADVANTAGE FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   6.57     $   8.14     $  11.62        $   9.78
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .06          .05          .07             .02
Net gains (losses) (both realized and unrealized)                        .57        (1.57)       (3.47)           1.85
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .63        (1.52)       (3.40)           1.87
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.06)        (.05)        (.08)           (.03)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.14     $   6.57     $   8.14        $  11.62
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $     66     $     63     $     81        $     71
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .80%         .79%         .78%            .95%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .96%         .68%         .81%            .34%(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 87%         143%         124%            226%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                         9.60%      (18.67%)     (29.40%)         19.13%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 0.96% for the period ended Aug. 31, 2000.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - CAPITAL RESOURCE FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  16.48    $  20.87    $  37.21    $  34.62    $  26.80
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .10         .10         .05         .01         .06
Net gains (losses) (both realized and unrealized)                      1.56       (2.83)     (12.96)       6.20       10.28
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.66       (2.73)     (12.91)       6.21       10.34
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.10)       (.09)       (.04)       (.01)       (.06)
Distributions from realized gains                                        --       (1.57)      (3.39)      (3.61)      (2.46)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.10)      (1.66)      (3.43)      (3.62)      (2.52)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.04    $  16.48    $  20.87    $  37.21    $  34.62
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $  1,982    $  2,227    $  3,270    $  5,920    $  5,621
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .85%        .80%        .78%        .77%        .66%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .62%        .52%        .13%       (.02%)       .17%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               115%        146%         62%         52%         56%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       10.16%     (14.08%)    (36.48%)     19.26%      40.12%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - CASH MANAGEMENT FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01         .02         .05         .05         .05
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.01)       (.02)       (.05)       (.05)       (.05)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    868    $  1,123    $  1,063    $    783    $    690
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .70%        .69%        .68%        .68%        .56%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .72%       1.61%       4.76%       5.38%       4.60%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                         .72%       1.59%       4.94%       5.52%       4.72%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - DIVERSIFIED BOND FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  10.38    $  10.61    $  10.29    $  10.56    $  11.08
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .44         .56         .70         .75         .79
Net gains (losses) (both realized and unrealized)                       .02        (.23)        .30        (.27)       (.52)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .46         .33        1.00         .48         .27
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.44)       (.56)       (.68)       (.75)       (.77)
Distributions from realized gains                                        --          --          --          --        (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.44)       (.56)       (.68)       (.75)       (.79)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  10.40    $  10.38    $  10.61    $  10.29    $  10.56
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $  1,765    $  1,814    $  1,626    $  1,468    $  1,750
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .81%        .80%        .80%        .79%        .68%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.23%       5.41%       6.72%       7.30%       7.22%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               251%        167%        122%         70%         68%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        4.50%       3.20%      10.07%       4.69%       2.40%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - DIVERSIFIED EQUITY INCOME FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   8.41     $  10.20     $  10.05        $   9.76
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .17          .13          .11             .10
Net gains (losses) (both realized and unrealized)                       1.24        (1.75)         .15             .30
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.41        (1.62)         .26             .40
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.17)        (.13)        (.11)           (.11)
Distributions from realized gains                                         --         (.04)          --              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.17)        (.17)        (.11)           (.11)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.65     $   8.41     $  10.20        $  10.05
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    370     $    267     $    106        $     23
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .76%         .87%         .91%(d)         .95%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.13%        1.59%        1.49%           1.42%(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 39%          35%          68%             53%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        17.00%      (16.16%)       2.56%           4.21%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.17% and 1.49% for the periods ended Aug. 31, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - EMERGING MARKETS FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   7.04     $   6.68     $   9.61        $  10.23
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .04          .02          .01            (.01)
Net gains (losses) (both realized and unrealized)                       1.38          .34        (2.94)           (.60)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.42          .36        (2.93)           (.61)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.02)          --           --              --
Tax return of capital                                                     --           --           --            (.01)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.02)          --           --            (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   8.44     $   7.04     $   6.68        $   9.61
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $     16     $     10     $      6        $      6
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    1.75%        1.68%        1.75%           1.69%(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .67%         .31%         .20%           (.36%)(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                191%         215%         203%             37%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        20.25%        5.45%      (30.49%)         (6.03%)(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.04%, 2.36%, 3.49% and 2.42% for the periods ended Aug. 31, 2003, 2002, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

AXP VP - EQUITY SELECT FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002      2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   8.54     $   9.57     $  10.27
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.05)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                       1.60         (.99)        (.69)
------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.55        (1.03)        (.70)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.09     $   8.54     $   9.57
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    170     $     72     $     14
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.06%        1.10%(d)     1.10%(d),(f)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.71%)       (.76%)       (.45%)(f)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 19%          20%          19%
------------------------------------------------------------------------------------------------------
Total return(e)                                                        18.20%      (10.77%)      (6.82%)(g)
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - GLOBAL BOND FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  10.02    $   9.76    $   9.34    $   9.84    $  10.09
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .34         .38         .43         .32         .55
Net gains (losses) (both realized and unrealized)                       .61         .36         .23        (.51)       (.29)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .95         .74         .66        (.19)        .26
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.57)       (.48)       (.24)       (.31)       (.51)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  10.40    $  10.02    $   9.76    $   9.34    $   9.84
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    312    $    233    $    191    $    177    $    197
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.09%       1.08%       1.07%       1.07%        .96%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.08%       3.92%       4.54%       4.81%       5.36%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               102%         46%         34%         50%         56%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        9.56%       7.83%       7.14%      (1.90%)      2.50%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - GROWTH FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   5.00     $   6.48     $  13.46        $   9.72
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .01           --         (.01)             --
Net gains (losses) (both realized and unrealized)                        .45        (1.48)       (6.97)           3.75
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .46        (1.48)       (6.98)           3.75
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.01)          --           --              --
Tax return of capital                                                     --           --           --            (.01)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.01)          --           --            (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   5.45     $   5.00     $   6.48        $  13.46
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    223     $    144     $    177        $    195
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .99%         .81%         .90%(d)         .95%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .20%          --%        (.19%)          (.09%)(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                199%         272%          41%             17%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                         9.29%      (22.80%)     (51.87%)         38.59%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.91% and 0.97% for the periods ended Aug 31, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - HIGH YIELD BOND FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $   5.66    $   6.83    $   7.76    $   8.75    $   9.54
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .48         .56         .79         .85         .92
Net gains (losses) (both realized and unrealized)                       .54       (1.17)       (.95)       (.99)       (.69)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.02        (.61)       (.16)       (.14)        .23
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.46)       (.56)       (.77)       (.85)       (.92)
Distributions from realized gains                                        --          --          --          --        (.10)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.46)       (.56)       (.77)       (.85)      (1.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   6.22    $   5.66    $   6.83    $   7.76    $   8.75
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    843    $    577    $    609    $    595    $    638
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .83%        .83%        .82%        .82%        .70%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      8.31%       8.91%      11.04%      10.35%      10.17%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               141%        135%         86%         63%         50%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       18.81%      (9.33%)     (1.89%)     (1.59%)      2.61%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - INTERNATIONAL FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $   7.00    $   8.39    $  16.98    $  17.26    $  14.25
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .08         .07         .03         .06         .12
Net gains (losses) (both realized and unrealized)                       .16       (1.35)      (5.57)       2.50        3.04
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .24       (1.28)      (5.54)       2.56        3.16
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.05)       (.07)       (.03)       (.01)       (.07)
Distributions from realized gains                                        --        (.01)      (2.97)      (2.83)       (.08)
Excess distributions from net investment income                          --        (.03)       (.05)         --          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.05)       (.11)      (3.05)      (2.84)       (.15)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   7.19    $   7.00    $   8.39    $  16.98    $  17.26
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    738    $    873    $  1,310    $  2,389    $  2,221
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.06%       1.07%       1.04%       1.02%        .94%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.19%        .83%        .31%        .27%        .70%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               102%        140%        278%        118%        102%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        3.48%     (15.38%)    (36.90%)     14.74%      22.18%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - MANAGED FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  12.32    $  15.30    $  20.81    $  18.84    $  17.25
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .31         .33         .44         .47         .50
Net gains (losses) (both realized and unrealized)                       .82       (1.88)      (4.32)       2.85        3.29
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.13       (1.55)      (3.88)       3.32        3.79
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.31)       (.34)       (.39)       (.48)       (.49)
Distributions from realized gains                                      (.14)      (1.09)      (1.24)       (.87)      (1.71)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.45)      (1.43)      (1.63)      (1.35)      (2.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.00    $  12.32    $  15.30    $  20.81    $  18.84
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $  2,416    $  2,709    $  3,759    $  5,223    $  5,046
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .80%        .77%        .76%        .75%        .63%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.48%       2.31%       2.46%       2.37%       2.62%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               119%        103%         63%         49%         44%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        9.40%     (10.91%)    (19.37%)     18.42%      22.98%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - NEW DIMENSIONS FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  13.06    $  15.49    $  25.03    $  18.87    $  13.29
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .08         .07         .02         .03         .06
Net gains (losses) (both realized and unrealized)                      1.23       (2.42)      (8.01)       6.34        5.60
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.31       (2.35)      (7.99)       6.37        5.66
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.08)       (.07)       (.02)       (.04)       (.06)
Distributions from realized gains                                        --        (.01)      (1.53)       (.17)       (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.08)       (.08)      (1.55)       (.21)       (.08)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.29    $  13.06    $  15.49    $  25.03    $  18.87
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $  3,115    $  3,045    $  3,892    $  5,564    $  3,538
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .82%        .79%        .79%        .78%        .68%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .64%        .47%        .12%        .15%        .34%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                23%         27%         27%         28%         27%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       10.11%     (15.17%)    (33.05%)     34.01%      42.61%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - PARTNERS SMALL CAP VALUE FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002      2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   9.52     $   9.84     $  10.01
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.03)        (.03)        (.01)
Net gains (losses) (both realized and unrealized)                       1.95         (.29)        (.16)
------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.92         (.32)        (.17)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.01)          --           --
Distributions from realized gains                                       (.04)          --           --
------------------------------------------------------------------------------------------------------
Total distributions                                                     (.05)          --           --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.39     $   9.52     $   9.84
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    134     $     63     $      5
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.55%        1.48%        1.50%(d),(f)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.43%)       (.67%)      (1.15%)(f)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 87%          12%          --%
------------------------------------------------------------------------------------------------------
Total return(e)                                                        20.24%       (3.19%)      (1.77%)(g)
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.86% for the period ended Aug. 31, 2001.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 INDEX FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   6.24     $   7.71     $  10.38        $  10.06
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .08          .07          .06             .02
Net gains (losses) (both realized and unrealized)                        .64        (1.47)       (2.65)            .33
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .72        (1.40)       (2.59)            .35
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.08)        (.07)        (.06)           (.03)
Distributions from realized gains                                         --           --         (.02)             --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.08)        (.07)        (.08)           (.03)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   6.88     $   6.24     $   7.71        $  10.38
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    171     $     99     $     56        $     21
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    .50%          .50%         .49%            .48%(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       1.31%        1.01%         .85%            .72%(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  5%          72%         137%             44%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        11.51%      (18.29%)     (24.96%)          3.49%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.64%, 0.82%, 1.31% and 1.57% for the periods ended Aug. 31, 2003, 2002, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - SHORT DURATION U.S. GOVERNMENT FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  10.55     $  10.34     $   9.95        $  10.02
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .27          .34          .52             .51
Net gains (losses) (both realized and unrealized)                       (.05)         .23          .39            (.06)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .22          .57          .91             .45
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.27)        (.34)        (.52)           (.52)
Distributions from realized gains                                       (.04)        (.02)          --              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.31)        (.36)        (.52)           (.52)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.46     $  10.55     $  10.34        $   9.95
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    479     $    276     $    106        $     37
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .82%         .83%         .84%(d)         .87%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.47%        3.24%        4.94%           5.49%(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                179%         292%          95%             67%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                         2.06%        5.42%        9.29%           4.64%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.87% and 0.89% for the periods ended Aug. 31, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

AXP VP - SMALL CAP ADVANTAGE FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   8.79     $  10.13     $  12.58        $   9.90
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.02)        (.02)        (.01)           (.02)
Net gains (losses) (both realized and unrealized)                       2.48        (1.32)       (2.09)           2.78
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        2.46        (1.34)       (2.10)           2.76
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                         --           --         (.35)           (.08)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.25     $   8.79     $  10.13        $  12.58
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    102     $     59     $     49        $     31
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.19%        1.11%        1.16%(d)        1.19%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.20%)       (.21%)       (.08%)          (.24%)(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                124%         156%         152%            169%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        27.96%      (13.28%)     (16.68%)         28.19%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances. (d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.26% and 1.43% for the periods ended Aug. 31, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - STOCK FUND

FISCAL PERIOD ENDED AUG. 31,                                                2003         2002        2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                     $     8.00   $     9.52   $     9.82
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    .05          .05          .01
Net gains (losses) (both realized and unrealized)                               .48        (1.52)        (.30)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .53        (1.47)        (.29)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                           (.05)        (.05)        (.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $     8.48   $     8.00   $     9.52
-------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $       12   $        5   $        2
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                           1.10%        1.10%        1.10%(f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               .62%         .56%         .90%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                        76%          93%           4%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                                                6.65%      (15.53%)      (2.97%)(g)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 13, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.81%, 2.44% and 11.36% for the periods ended Aug. 31, 2003, 2002 and 2001, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Not annualized.

AXP VP - STRATEGY AGGRESSIVE FUND

FISCAL PERIOD ENDED AUG. 31,                            2003          2002        2001         2000         1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                 $     5.72   $     8.29   $    27.82   $    16.46   $    13.10
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (.03)        (.04)         .01          .01          .05
Net gains (losses) (both realized and unrealized)          1.30        (2.53)      (13.01)       13.17         4.36
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                           1.27        (2.57)      (13.00)       13.18         4.41
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --           --         (.02)          --         (.05)
Distributions from realized gains                            --           --        (6.51)       (1.82)       (1.00)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                          --           --        (6.53)       (1.82)       (1.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     6.99   $     5.72   $     8.29   $    27.82   $    16.46
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $      969   $      991   $    1,815   $    4,197   $    2,327
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
  net assets(b)                                             .83%         .81%         .78%         .77%         .67%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                              (.54%)       (.50%)        .10%         .04%         .31%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                          27%         180%         166%         143%         207%
-------------------------------------------------------------------------------------------------------------------
Total return(c)                                           22.16%      (30.97%)     (53.61%)      84.97%       35.27%
-------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - BLUE CHIP ADVANTAGE FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (95.6%)

AEROSPACE & DEFENSE (1.8%)
General Dynamics                                                           1,350               $          116,249
Lockheed Martin                                                            1,500                           76,845
Northrop Grumman                                                           1,250                          119,350
Raytheon                                                                   7,800                          250,068
Rockwell Automation                                                        7,200                          195,984
Rockwell Collins                                                           3,600                           97,380
United Defense Inds                                                        3,850(b)                       108,955
United Technologies                                                        3,150                          252,787
                                                                                               ------------------
Total                                                                                                   1,217,618
-----------------------------------------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                                         5,250                           89,723
-----------------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.7%)
Autoliv                                                                    2,900(c)                        87,609
Delphi                                                                    24,100                          218,346
Eaton                                                                      2,300                          215,372
Ford Motor                                                                25,850                          298,826
PACCAR                                                                     1,550                          132,060
Snap-On                                                                    4,700                          138,650
                                                                                               ------------------
Total                                                                                                   1,090,863
-----------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (7.9%)
AmSouth Bancorporation                                                     5,350                          115,239
Bank of America                                                           14,050                        1,113,462
Charter One Financial                                                      6,500                          201,500
FleetBoston Financial                                                     12,150                          359,519
Golden West Financial                                                      2,500                          215,675
GreenPoint Financial                                                      11,025(d)                       373,527
KeyCorp                                                                    4,500                          122,310
Natl City                                                                 13,600                          430,848
Regions Financial                                                          3,250                          114,595
U.S. Bancorp                                                              18,050                          431,395
Wachovia                                                                  16,150                          680,722
Washington Mutual                                                         15,650                          610,037
Wells Fargo                                                                8,550                          428,697
                                                                                               ------------------
Total                                                                                                   5,197,526
-----------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (2.4%)
Altria Group                                                              13,650                          562,653
Coca-Cola                                                                 15,950                          694,144
Fortune Brands                                                             1,000                           56,400
PepsiCo                                                                    5,700                          253,878
                                                                                               ------------------
Total                                                                                                   1,567,075
-----------------------------------------------------------------------------------------------------------------

BROKER DEALERS (2.5%)
Bear Stearns Companies                                                     2,450                          171,451
E*TRADE Group                                                              9,900(b)                        91,377
J.P. Morgan Chase                                                         24,700                          845,234
Lehman Brothers Holdings                                                   2,600                          170,898
Morgan Stanley                                                             7,350                          358,607
                                                                                               ------------------
Total                                                                                                   1,637,567
-----------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.2%)
Sherwin-Williams                                                           4,450                          133,856
-----------------------------------------------------------------------------------------------------------------

CABLE (0.7%)
Comcast Cl A                                                              15,200(b)            $          452,200
-----------------------------------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (0.4%)
AT&T Wireless Services                                                    18,300(b)                       157,746
Nextel Communications Cl A                                                 6,950(b)                       133,996
                                                                                               ------------------
Total                                                                                                     291,742
-----------------------------------------------------------------------------------------------------------------

CHEMICALS (0.6%)
Dow Chemical                                                               6,200                          214,086
Rohm & Haas                                                                3,250                          118,073
Sigma-Aldrich                                                              1,600                           87,600
                                                                                               ------------------
Total                                                                                                     419,759
-----------------------------------------------------------------------------------------------------------------

COMPUTER HARDWARE (4.6%)
Cisco Systems                                                             31,800(b)                       608,970
Dell                                                                      20,450(b)                       667,283
EMC                                                                       28,350(b)                       361,463
Hewlett-Packard                                                           20,600                          410,352
Lexmark Intl Cl A                                                          3,500(b)                       234,640
NVIDIA                                                                    13,050(b)                       236,988
SanDisk                                                                    2,950(b)                       178,357
Storage Technology                                                         9,500(b)                       243,295
Sun Microsystems                                                          21,800(b)                        84,148
                                                                                               ------------------
Total                                                                                                   3,025,496
-----------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (10.5%)
BMC Software                                                              10,650(b)                       156,342
Citrix Systems                                                            18,450(b)                       379,886
Computer Associates Intl                                                  10,900                          279,367
Computer Sciences                                                          2,900(b)                       123,453
Comverse Technology                                                       12,700(b)                       209,423
Convergys                                                                  8,600(b)                       154,800
Electronic Arts                                                            4,550(b)                       408,363
Fair, Isaac & Co                                                           2,450                          143,570
First Data                                                                 5,850                          224,640
Intl Business Machines                                                    13,650                        1,119,436
Macromedia                                                                 7,200(b)                       171,648
Microsoft                                                                 77,250                        2,048,669
Oracle                                                                    60,750(b)                       776,385
Siebel Systems                                                             9,900(b)                        99,792
SunGard Data Systems                                                       4,250(b)                       119,850
Symantec                                                                   6,500(b)                       373,295
VERITAS Software                                                           5,950(b)                       205,156
                                                                                               ------------------
Total                                                                                                   6,994,075
-----------------------------------------------------------------------------------------------------------------

ELECTRONICS (3.0%)
Altera                                                                    15,300(b)                       343,332
Avnet                                                                      5,800(b)                       104,690
Intel                                                                     47,900                        1,370,898
Xerox                                                                     16,800(b)                       181,104
                                                                                               ------------------
Total                                                                                                   2,000,024
-----------------------------------------------------------------------------------------------------------------

ENERGY (5.4%)
Anadarko Petroleum                                                         5,400               $          234,900
Burlington Resources                                                       2,700                          130,734
ChevronTexaco                                                              8,200                          597,534
ConocoPhillips                                                             4,800                          268,032
Exxon Mobil                                                               45,050                        1,698,385
Kerr-McGee                                                                 2,800                          123,060
Occidental Petroleum                                                       7,500                          257,475
Pogo Producing                                                             3,250                          149,370
Unocal                                                                     3,700                          113,294
                                                                                               ------------------
Total                                                                                                   3,572,784
-----------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.2%)
Transocean                                                                 5,000(b)                       105,600
-----------------------------------------------------------------------------------------------------------------

FINANCE COMPANIES (2.5%)
Citigroup                                                                 38,150                        1,653,803
-----------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (2.0%)
Countrywide Financial                                                      6,300                          427,455
Fannie Mae                                                                 2,900                          187,891
Freddie Mac                                                                7,700                          409,255
MBNA                                                                      12,500                          291,750
                                                                                               ------------------
Total                                                                                                   1,316,351
-----------------------------------------------------------------------------------------------------------------

FOOD (1.2%)
ConAgra Foods                                                             17,850                          392,700
Heinz (HJ)                                                                 3,950                          127,822
Sara Lee                                                                  13,900                          263,822
                                                                                               ------------------
Total                                                                                                     784,344
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (10.3%)
Amgen                                                                      9,400(b)                       619,460
Bard (CR)                                                                  1,250                           83,750
Bausch & Lomb                                                              2,600                          109,616
Beckman Coulter                                                            7,100                          314,885
Becton, Dickinson & Co                                                     4,150                          151,641
Biogen                                                                     1,000(b)                        39,460
Boston Scientific                                                          3,750(b)                       225,375
Chiron                                                                     1,250(b)                        63,525
Genzyme                                                                    1,450(b)                        68,368
Guidant                                                                    8,550                          429,210
Johnson & Johnson                                                         15,800                          783,363
Lilly (Eli)                                                                3,150                          209,570
Medco Health Solutions                                                         1(b)                            21
Medicis Pharmaceutical Cl A                                                2,100                          128,268
MedImmune                                                                  1,700(b)                        59,279
Medtronic                                                                  4,150                          205,757
Merck & Co                                                                17,950                          903,243
Mylan Laboratories                                                         4,400                          160,160
Pfizer                                                                    53,300                        1,594,735
St. Jude Medical                                                           5,600(b)                       291,592
Wyeth                                                                      7,750                          332,088
                                                                                               ------------------
Total                                                                                                   6,773,366
-----------------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - BLUE CHIP ADVANTAGE FUND

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (CONTINUED)

HEALTH CARE SERVICES (3.7%)
Aetna                                                                      7,050               $          401,850
Anthem                                                                     5,500(b)                       402,600
Coventry Health Care                                                       4,200(b)                       197,148
DaVita                                                                     2,950(b)                        89,680
Fisher Scientific Intl                                                     7,650(b)                       300,033
Humana                                                                     7,500(b)                       131,925
UnitedHealth Group                                                        11,200                          553,616
WellPoint Health Networks                                                  5,050(b)                       393,900
                                                                                               ------------------
Total                                                                                                   2,470,752
-----------------------------------------------------------------------------------------------------------------

HOME BUILDING (0.7%)
KB HOME                                                                    1,900                          108,718
NVR                                                                          800(b)                       346,800
                                                                                               ------------------
Total                                                                                                     455,518
-----------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.6%)
Energizer Holdings                                                        11,300(b)                       415,614
Gillette                                                                  16,450                          533,966
Kimberly-Clark                                                             5,950                          304,105
Procter & Gamble                                                           5,650                          493,189
                                                                                               ------------------
Total                                                                                                   1,746,874
-----------------------------------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (0.9%)
Burlington Northern Santa Fe                                              13,850                          392,648
United Parcel Service Cl B                                                 3,200                          200,832
                                                                                               ------------------
Total                                                                                                     593,480
-----------------------------------------------------------------------------------------------------------------

INSURANCE (5.9%)
ACE                                                                       11,100(c)                       357,420
Allstate                                                                  15,050                          538,037
American Intl Group                                                       13,200                          786,323
Berkley (WR)                                                               2,925                           96,759
Fidelity Natl Financial                                                   11,687                          337,754
John Hancock Financial Services                                            4,500                          137,385
Lincoln Natl                                                              11,500                          407,330
Marsh & McLennan                                                           3,600                          180,000
MetLife                                                                    4,550                          129,311
Principal Financial Group                                                  2,400                           75,504
Prudential Financial                                                       6,450                          234,845
St. Paul Companies                                                         8,100                          281,556
Travelers Property Casualty Cl B                                           7,800                          120,822
UnumProvident                                                             14,400                          203,040
                                                                                               ------------------
Total                                                                                                   3,886,086
-----------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.9%)
AOL Time Warner                                                           17,300(b)                       283,028
Hasbro                                                                     4,950                           91,575
Mattel                                                                    22,050                          426,006
Viacom Cl B                                                                9,450                          425,250
                                                                                               ------------------
Total                                                                                                   1,225,859
-----------------------------------------------------------------------------------------------------------------

LODGING & GAMING (0.3%)
GTECH Holdings                                                             4,550                          192,829
-----------------------------------------------------------------------------------------------------------------

MACHINERY (0.3%)
Caterpillar                                                                1,550                          111,337
Ingersoll-Rand Cl A                                                        1,150(c)                        68,448
                                                                                               ------------------
Total                                                                                                     179,785
-----------------------------------------------------------------------------------------------------------------

MEDIA (1.8%)
Cendant                                                                   19,000(b)            $          341,620
InterActiveCorp                                                            4,500(b)                       166,545
Interpublic Group of Companies                                            12,900                          195,435
McGraw-Hill Companies                                                      7,600                          463,600
                                                                                               ------------------
Total                                                                                                   1,167,200
-----------------------------------------------------------------------------------------------------------------

METALS (0.5%)
Alcoa                                                                      8,000                          228,480
United States Steel                                                        4,800                           88,368
                                                                                               ------------------
Total                                                                                                     316,848
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (4.2%)
3M                                                                         1,050                          149,594
Carlisle Companies                                                         1,800                           81,882
Cooper Inds Cl A                                                           4,050                          206,105
Emerson Electric                                                           2,850                          158,916
General Electric                                                          57,650                        1,704,710
Pentair                                                                    3,850                          164,780
Tyco Intl                                                                 13,500(c)                       277,830
                                                                                               ------------------
Total                                                                                                   2,743,817
-----------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (0.4%)
Pactiv                                                                     4,150(b)                        83,332
Sealed Air                                                                 3,800(b)                       184,908
                                                                                               ------------------
Total                                                                                                     268,240
-----------------------------------------------------------------------------------------------------------------

PRECIOUS METALS (0.2%)
Newmont Mining                                                             2,700                          106,002
-----------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.3%)
Equity Office Properties Trust                                             2,700                           75,114
Equity Residential                                                         1,850                           53,798
Simon Property Group                                                       1,300                           55,523
                                                                                               ------------------
Total                                                                                                     184,435
-----------------------------------------------------------------------------------------------------------------

RESTAURANTS (0.4%)
CBRL Group                                                                 2,950                          102,896
Starbucks                                                                  4,750(b)                       135,090
                                                                                               ------------------
Total                                                                                                     237,986
-----------------------------------------------------------------------------------------------------------------

RETAIL -- DRUGSTORES (0.3%)
CVS                                                                        6,150                          200,490
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GENERAL (5.7%)
Abercrombie & Fitch                                                        3,000(b)                        91,320
AutoZone                                                                   2,500(b)                       229,500
Clarie's Stores                                                            3,300                          114,015
Family Dollar Stores                                                       1,750                           70,210
Gap                                                                        9,800                          204,722
Home Depot                                                                 7,450                          239,592
Limited Brands                                                            10,650                          180,624
Lowe's Companies                                                          11,850(d)                       650,091
Staples                                                                   19,600(b)                       482,748
Wal-Mart Stores                                                           25,050                        1,482,208
                                                                                               ------------------
Total                                                                                                   3,745,030
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GROCERY (1.0%)
Kroger                                                                    27,950(b)                       536,919
Safeway                                                                    5,750(b)                       140,358
                                                                                               ------------------
Total                                                                                                     677,277
-----------------------------------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (0.1%)
JDS Uniphase                                                               9,650(b)            $           33,196
Lucent Technologies                                                       27,900(b)                        53,289
                                                                                               ------------------
Total                                                                                                      86,485
-----------------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (0.9%)
Coach                                                                      7,350(b)                       426,594
Jones Apparel Group                                                        5,850                          180,707
                                                                                               ------------------
Total                                                                                                     607,301
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (2.2%)
AES                                                                        4,150(b)                        26,892
Ameren                                                                     1,450                           61,625
American Electric Power                                                    3,250                           92,008
Calpine                                                                    2,550(b)                        14,382
CenterPoint Energy                                                         2,050                           17,405
Consolidated Edison                                                        1,900                           75,107
Dominion Resources                                                         2,350                          142,363
Duke Energy                                                                7,000                          119,560
Entergy                                                                    1,850                           97,033
Exelon                                                                     2,450                          144,304
FirstEnergy                                                                2,550                           74,613
FPL Group                                                                  1,500                           92,790
PG&E                                                                       3,500(b)                        77,595
PPL                                                                        1,550                           61,489
Progress Energy                                                            2,000                           80,980
Public Service Enterprise Group                                            1,900                           80,446
Southern Co                                                                5,450                          154,670
TXU                                                                        2,950                           64,900
                                                                                               ------------------
Total                                                                                                   1,478,162
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (0.4%)
Dynegy Cl A                                                                2,500(b)                         7,725
El Paso                                                                    4,050                           29,727
KeySpan                                                                    1,050                           35,438
Kinder Morgan                                                                800                           42,599
Nicor                                                                        300                           10,197
NiSource                                                                   1,750                           33,845
Peoples Energy                                                               250                           10,038
Sempra Energy                                                              1,400                           41,650
Williams Companies                                                         3,500                           31,955
                                                                                               ------------------
Total                                                                                                     243,174
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (2.9%)
ALLTEL                                                                     2,100                           96,180
AT&T                                                                       5,300                          118,190
BellSouth                                                                 12,450                          313,740
CenturyTel                                                                   950                           33,022
Citizens Communications                                                    1,900(b)                        21,660
Qwest Communications Intl                                                 11,450(b)                        50,953
SBC Communications                                                        22,400                          503,776
Sprint (FON Group)                                                         6,050                           89,359
Sprint (PCS Group)                                                         6,900(b)                        35,811
Verizon Communications                                                    18,550                          655,185
                                                                                               ------------------
Total                                                                                                   1,917,876
-----------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost: $62,464,285)                                                                          $       63,055,278
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - BLUE CHIP ADVANTAGE FUND

SHORT-TERM SECURITIES (4.1%)

                                               ANNUALIZED                    AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
U.S. GOVERNMENT AGENCY
Federal Natl Mtge Assn Disc Nts
   09-17-03                                             1.00%          $           500,000             $           499,761
   09-24-03                                             0.98                       800,000                         799,466
   10-01-03                                             0.98                       500,000                         499,547
   10-22-03                                             1.03                       400,000                         399,407
   11-19-03                                             1.05                       500,000                         498,874
                                                                                                       -------------------
TOTAL SHORT-TERM SECURITIES
  (Cost: $2,696,982)                                                                                   $         2,697,055
                                                                                                       -------------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost: $65,161,267)(e)                                                                               $        65,752,333
                                                                                                       ===================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 1.2% of net assets.
(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

    TYPE OF SECURITY                                        CONTRACTS
    ------------------------------------------------------------------
    PURCHASE CONTRACTS

    E-Mini S&P 500 Index, Sept. 2003                               47

(e) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $66,165,535 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation       $   4,610,358
    Unrealized depreciation          (5,023,560)
    ----------------------------------------------
    Net unrealized depreciation   $    (413,202)
    ----------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - CAPITAL RESOURCE FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (95.9%)

AEROSPACE & DEFENSE (3.4%)
Boeing                                                                   240,000               $        8,973,600
Lockheed Martin                                                          404,500                       20,722,535
Northrop Grumman                                                         114,900                       10,970,652
Rockwell Automation                                                      152,500                        4,151,050
United Technologies                                                      290,000                       23,272,500
                                                                                               ------------------
Total                                                                                                  68,090,337
-----------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (0.9%)
FleetBoston Financial                                                    231,800                        6,858,962
U.S. Bancorp                                                             429,300                       10,260,270
                                                                                               ------------------
Total                                                                                                  17,119,232
-----------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (5.7%)
Altria Group                                                           1,336,000                       55,069,920
Anheuser-Busch                                                           194,200                       10,009,068
PepsiCo                                                                1,095,000                       48,771,300
                                                                                               ------------------
Total                                                                                                 113,850,288
-----------------------------------------------------------------------------------------------------------------

BROKER DEALERS (1.5%)
J.P. Morgan Chase                                                        277,700                        9,502,894
Merrill Lynch                                                            139,200                        7,486,176
Morgan Stanley                                                           258,200                       12,597,578
                                                                                               ------------------
Total                                                                                                  29,586,648
-----------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.8%)
American Standard                                                        202,100(b)                    16,206,399
-----------------------------------------------------------------------------------------------------------------

CABLE (1.2%)
Comcast Special Cl A                                                     278,400(b)                     7,895,424
EchoStar Communications Cl A                                             447,100(b)                    16,497,990
                                                                                               ------------------
Total                                                                                                  24,393,414
-----------------------------------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Dow Chemical                                                             708,000                       24,447,240
Lyondell Chemical                                                        805,000                       11,511,500
                                                                                               ------------------
Total                                                                                                  35,958,740
-----------------------------------------------------------------------------------------------------------------

COMPUTER HARDWARE (2.8%)
Cisco Systems                                                            621,450(b)                    11,900,768
Dell                                                                     943,700(b)                    30,792,931
Sun Microsystems                                                       3,427,800(b)                    13,231,308
                                                                                               ------------------
Total                                                                                                  55,925,007
-----------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (6.4%)
Affiliated Computer Services Cl A                                        324,300(b)                    16,088,523
First Data                                                               714,900                       27,452,160
Microsoft                                                              3,109,500                       82,463,940
                                                                                               ------------------
Total                                                                                                 126,004,623
-----------------------------------------------------------------------------------------------------------------

ELECTRONICS (2.6%)
Analog Devices                                                           170,000(b)            $        6,970,000
Applied Materials                                                        530,000(b)                    11,448,000
Intel                                                                    852,000                       24,384,240
Taiwan Semiconductor Mfg ADR                                             753,900(b),(c)                 8,880,942
                                                                                               ------------------
Total                                                                                                  51,683,182
-----------------------------------------------------------------------------------------------------------------

ENERGY (6.4%)
ChevronTexaco                                                            236,000                       17,197,320
ConocoPhillips                                                         1,080,000                       60,307,200
Exxon Mobil                                                            1,313,000                       49,500,100
                                                                                               ------------------
Total                                                                                                 127,004,620
-----------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
Transocean                                                             1,276,900(b)                    26,968,128
Weatherford Intl                                                         258,200(b)                     9,703,156
                                                                                               ------------------
Total                                                                                                  36,671,284
-----------------------------------------------------------------------------------------------------------------

FINANCE COMPANIES (3.9%)
Citigroup                                                              1,770,000                       76,729,500
-----------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (4.3%)
Capital One Financial                                                    429,200                       22,919,280
Fannie Mae                                                               685,000                       44,381,150
MBNA                                                                     788,600                       18,405,924
                                                                                               ------------------
Total                                                                                                  85,706,354
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (13.3%)
Amgen                                                                    300,000(b)                    19,770,000
Medtronic                                                                837,800                       41,538,124
Mylan Laboratories                                                       281,000                       10,228,400
Pfizer                                                                 4,531,500                      135,582,480
Wyeth                                                                  1,313,000                       56,262,050
                                                                                               ------------------
Total                                                                                                 263,381,054
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (7.4%)
AmerisourceBergen                                                      1,204,200                       70,096,482
Cardinal Health                                                        1,030,100                       58,643,593
McKesson                                                                 489,800                       16,036,052
Select Medical                                                            46,200(b)                     1,330,560
                                                                                               ------------------
Total                                                                                                 146,106,687
-----------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.7%)
Kimberly-Clark                                                           396,000                       20,239,560
Procter & Gamble                                                         606,300                       52,923,927
                                                                                               ------------------
Total                                                                                                  73,163,487
-----------------------------------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (0.9%)
Expeditors Intl of Washington                                            201,500                        7,598,565
United Parcel Service Cl B                                               157,000                        9,853,320
                                                                                               ------------------
Total                                                                                                  17,451,885
-----------------------------------------------------------------------------------------------------------------

INSURANCE (3.9%)
ACE                                                                      124,050(c)            $        3,994,410
Allstate                                                                 270,300                        9,663,225
American Intl Group                                                      369,600                       22,017,072
Chubb                                                                    471,900                       32,060,886
Montpelier Re Holdings                                                   378,241(b),(c),(e)            10,437,182
                                                                                               ------------------
Total                                                                                                  78,172,775
-----------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (3.3%)
Mattel                                                                   963,100                       18,607,092
Viacom Cl B                                                            1,049,700                       47,236,500
                                                                                               ------------------
Total                                                                                                  65,843,592
-----------------------------------------------------------------------------------------------------------------

MACHINERY (2.1%)
Caterpillar                                                              309,800                       22,252,934
Illinois Tool Works                                                      160,000                       11,566,400
SPX                                                                      153,700(b)                     7,585,095
                                                                                               ------------------
Total                                                                                                  41,404,429
-----------------------------------------------------------------------------------------------------------------

MEDIA (5.5%)
Cendant                                                                3,145,700(b)                    56,559,686
Disney (Walt)                                                          1,303,000                       26,711,500
Gannett                                                                  127,200                        9,975,024
InterActiveCorp                                                          145,600(b)                     5,388,656
Tribune                                                                  208,000                        9,620,000
                                                                                               ------------------
Total                                                                                                 108,254,866
-----------------------------------------------------------------------------------------------------------------

METALS (0.9%)
Freeport McMoRan Cooper & Gold Cl B                                      621,000                       18,630,000
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (4.4%)
General Electric                                                       2,295,000                       67,863,150
ITT Inds                                                                  40,235                        2,618,494
Tyco Intl                                                                771,900(c)                    15,885,702
                                                                                               ------------------
Total                                                                                                  86,367,346
-----------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (1.1%)
Avery Dennison                                                           400,400                       21,921,900
-----------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.1%)
Equity Office Properties Trust                                            91,800                        2,553,876
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GENERAL (4.8%)
Best Buy                                                                 295,000(b)                    15,342,950
Dollar General                                                           540,000                       12,382,200
Home Depot                                                               933,600                       30,024,576
Staples                                                                  214,200(b)                     5,275,746
Wal-Mart Stores                                                          555,900                       32,892,603
                                                                                               ------------------
Total                                                                                                  95,918,075
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GROCERY (0.6%)
Kroger                                                                   627,200(b)                    12,048,512
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (0.2%)
FirstEnergy                                                              144,600                        4,230,996
-----------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost: $1,793,802,756)                                                                       $    1,900,379,108
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - CAPITAL RESOURCE FUND

SHORT-TERM SECURITIES (4.3%)

                                               ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
U.S. GOVERNMENT AGENCY (--%)
Federal Home Loan Bank Disc Nt
   10-24-03                                             1.02%          $           700,000             $           698,886
--------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (4.3%)
AEGON Funding
   10-15-03                                             1.03                     4,219,000(d)                    4,213,066
Amsterdam Funding
   10-03-03                                             1.06                     7,200,000(d)                    7,192,580
ANZ (Delaware) Funding
   10-03-03                                             1.03                    16,200,000                      16,182,758
Barton Capital
   09-12-03                                             1.04%          $         6,042,000(d)          $         6,039,557
CIESCO LLC
   09-02-03                                             1.07                    18,100,000                      18,097,847
CRC Funding LLC
   09-15-03                                             1.05                     7,500,000(d)                    7,496,282
   10-10-03                                             1.04                     8,800,000(d)                    8,788,761
Fleet Funding
   09-16-03                                             1.04                     7,875,000(d)                    7,870,905
Greyhawk Funding LLC
   09-22-03                                             1.04                     2,100,000(d)                    2,098,558
ING US Funding
   10-02-03                                             1.03%          $         3,600,000             $         3,596,337
Park Avenue Receivables
   09-22-03                                             1.05                     3,700,000(d)                    3,697,410
                                                                                                       -------------------
Total                                                                                                           85,274,061
--------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
  (Cost:$85,977,439)                                                                                   $        85,972,947
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost: $1,879,780,195)(f)                                                                            $     1,986,352,055
==========================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 2.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Identifies issues considered to be illiquid as to their marketability (see
    Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2003, is as follows:

                                                   ACQUISITION
    SECURITY                                          DATES                              COST
    -------------------------------------------------------------------------------------------
    Montpelier Re Holdings                    12-10-01 thru 9-27-02              $  6,304,017

(f) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $1,890,417,170 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                               $   160,113,852
    Unrealized depreciation                                   (64,178,967)
    ---------------------------------------------------------------------
    Net unrealized appreciation                           $    95,934,885
    ---------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - CASH MANAGEMENT FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

                                               ANNUALIZED                    AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
U.S. GOVERNMENT AGENCIES (8.0%)

Federal Home Loan Bank Nt
   04-08-04                                             1.20%          $        10,000,000             $        10,000,000
Federal Natl Mtge Assn Nts
   10-29-03                                             1.06                     8,000,000                       7,985,867
   11-05-03                                             1.07                     6,500,000                       6,487,116
   07-20-04                                             1.06                     9,000,000                       9,000,000
   07-26-04                                             1.03                     7,500,000                       7,500,000
   07-27-04                                             1.18                     7,500,000                       7,500,000
   08-13-04                                             1.20                     7,500,000                       7,500,000
   08-30-04                                             1.30                     6,000,000                       6,000,000
   09-24-04                                             1.53                     7,500,000                       7,500,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost: $69,472,983)                                                                                  $        69,472,983
--------------------------------------------------------------------------------------------------------------------------

                                               ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
CERTIFICATES OF DEPOSIT (23.4%)

Abbey Natl Yankee
   03-03-04                                             1.04%          $        10,000,000(c)          $         9,999,232
Bank One
   04-16-04                                             1.03                    10,000,000(c)                    9,999,372
Banque Nationale de Paris Yankee
   06-07-04                                             1.04                     7,500,000(c)                    7,498,535
Bayerische Landesbank Girozentrale Yankee
   04-16-04                                             1.29                    10,000,000                       9,999,055
Canadian Imperial Bank of Commerce Yankee
   03-05-04                                             1.30                    10,000,000                      10,000,000
   05-28-04                                             1.07                     6,000,000(c)                    5,999,550
   06-18-04                                             1.00                     6,000,000                       6,000,000
Credit Agricole Yankee
   10-08-03                                             1.03                     2,500,000                       2,500,000
   10-15-03                                             1.06                     5,000,000                       5,000,000
Credit Suisse First Boston NY Yankee
   10-07-03                                             1.05                     6,000,000                       6,000,000
   01-16-04                                             1.12                    10,000,000(c)                   10,000,000
   07-06-04                                             1.09                     7,000,000(c)                    7,000,000
Danske Bank NY Yankee
   07-15-04                                             1.11                     3,000,000                       3,000,000
KBC Bank Yankee
   09-08-03                                             1.04                     7,000,000                       7,000,000
Lloyds TBS Bank Yankee
   04-01-04                                             1.09                     6,000,000                       6,000,000
Nordea Bank NY Yankee
   01-15-04                                             1.05                     6,000,000                       5,999,886
Royal Bank of Scotland Yankee
   04-19-04                                             1.34                    10,000,000                       9,999,043
Societe Generale Yankee
   02-26-04                                             1.05                    10,000,000(c)                    9,999,504
   03-03-04                                             1.05                    10,000,000(c)                    9,999,492
Svenska Handelsbanken Yankee
   09-03-03                                             1.04                     6,000,000                       6,000,000
   09-30-03                                             1.06                     5,000,000                       5,000,000
Toronto Dominion Yankee
   10-14-03                                             1.02%          $        10,200,000             $        10,200,125
Wells Fargo Bank
   09-22-03                                             1.06                     4,500,000                       4,500,000
   09-26-03                                             1.05                    10,000,000                      10,000,000
   09-29-03                                             1.06                     8,000,000                       8,000,000
Westdeutsche Landesbank Yankee
   11-21-03                                             1.05                     8,000,000(c)                    8,000,000
   02-19-04                                             1.36                     9,000,000                       9,000,000
--------------------------------------------------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
  (Cost: $202,693,794)                                                                                 $       202,693,794
--------------------------------------------------------------------------------------------------------------------------

                                               ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
COMMERCIAL PAPER (69.5%)

ASSET-BACKED (34.6%)
Amsterdam Funding
   09-05-03                                             1.06%          $         5,000,000(b)          $         4,999,117
   09-11-03                                             1.06                     8,300,000(b)                    8,297,067
   09-17-03                                             1.06                     3,600,000(b)                    3,598,092
Barton Capital
   10-16-03                                             1.06                     5,000,000(b)                    4,993,081
CAFCO LLC
   09-02-03                                             1.04                     6,000,000(b)                    5,999,480
   09-17-03                                             1.04                     8,200,000(b)                    8,195,736
CHARTA LLC
   10-02-03                                             1.07                     5,500,000(b)                    5,494,605
   10-06-03                                             1.07                    10,000,000(b)                    9,989,004
   10-10-03                                             1.07                     5,000,000(b)                    4,993,907
   10-15-03                                             1.08                     3,500,000(b)                    3,495,170
CIESCO LLC
   10-03-03                                             1.07                     6,000,000(b)                    5,993,937
   10-28-03                                             1.07                     6,500,000(b)                    6,488,602
CRC Funding LLC
   09-04-03                                             1.04                     8,000,000(b)                    7,998,844
   10-02-03                                             1.08                     5,000,000(b)                    4,995,050
   10-06-03                                             1.08                     5,000,000(b)                    4,994,450
CXC LLC
   09-02-03                                             1.04                     8,000,000(b)                    7,999,307
   10-17-03                                             1.07                     6,400,000(b)                    6,390,869
   10-21-03                                             1.07                     3,000,000(b)                    2,995,363
Edison Asset Securitization
   09-15-03                                             1.06                     5,000,000(b)                    4,997,644
   10-20-03                                             1.06                     4,000,000(b)                    3,993,993
Fairway Finance
   09-15-03                                             1.00                     5,100,000(b)                    5,097,733
   09-17-03                                             1.07                     5,000,000(b)                    4,997,325
   09-19-03                                             1.07                     4,000,000(b)                    3,997,622
   09-25-03                                             0.94                     5,000,000(b)                    4,996,606
Falcon Asset Securitization
   09-22-03                                             1.06                     7,000,000(b)                    6,995,259
Fleet Funding
   10-09-03                                             1.03%          $         7,400,000(b)          $         7,391,531
   10-27-03                                             1.07                     8,000,000(b)                    7,986,209
   11-04-03                                             1.09                     8,700,000(b)                    8,682,615
Galaxy Funding
   09-11-03                                             0.94                     5,000,000(b)                    4,998,433
   09-24-03                                             1.03                     4,000,000(b)                    3,997,139
   10-21-03                                             1.07                     2,000,000(b)                    1,996,909
   11-18-03                                             1.09                     3,500,000(b)                    3,491,522
   11-19-03                                             1.09                     1,800,000(b)                    1,795,586
Greyhawk Funding LLC
   10-07-03                                             1.08                     6,800,000(b)                    6,792,248
   10-14-03                                             1.06                     6,600,000(b)                    6,591,255
   10-24-03                                             1.08                     5,500,000(b)                    5,490,925
Old Line Funding
   10-01-03                                             1.06                     5,000,000(b)                    4,995,289
   10-07-03                                             1.06                     2,000,000(b)                    1,997,762
Park Avenue Receivables
   10-22-03                                             1.06                     9,700,000(b)                    9,684,863
Preferred Receivables Funding
   09-16-03                                             1.06                     4,000,000(b)                    3,997,998
Receivables Capital
   09-12-03                                             1.07                     6,500,000(b)                    6,497,488
Sheffield Receivables
   09-05-03                                             1.08                    13,200,000(b)                   13,197,625
   09-15-03                                             1.06                     5,000,000(b)                    4,997,644
   09-29-03                                             1.07                     5,000,000(b)                    4,995,542
Sigma Finance
   05-06-04                                             1.07                     7,500,000(b),(c)                7,499,744
   05-10-04                                             1.07                     7,500,000(b),(c)                7,499,234
   06-09-04                                             1.06                     7,000,000(b),(c)                6,998,928
Variable Funding Capital
   09-09-03                                             1.06                     5,600,000(b)                    5,598,351
Windmill Funding
   10-03-03                                             1.07                     2,000,000(b)                    1,997,979
   10-10-03                                             1.04                     4,900,000(b)                    4,894,196
   12-18-03                                             1.03                     6,400,000(b)                    6,379,858
   12-22-03                                             1.03                     7,000,000(b)                    6,977,168
                                                                                                       -------------------
Total                                                                                                          300,411,904
--------------------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (22.2%)
Allied Irish Bank North America
   09-18-03                                             0.93                    10,000,000                       9,995,092
ANZ (Delaware)
   12-11-03                                             1.03                     7,500,000                       7,477,898
Bank of Ireland
   09-08-03                                             1.09                     6,000,000(b)                    5,998,373
   09-08-03                                             1.10                     6,000,000(b)                    5,998,358
   09-22-03                                             0.93                     5,000,000(b)                    4,997,029
   09-25-03                                             1.04                     3,000,000(b)                    2,997,747
Barclays U.S. Funding
   10-31-03                                             1.07                     5,000,000                       4,990,786
   12-19-03                                             1.04                     7,000,000                       6,977,553

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - CASH MANAGEMENT FUND

                                               ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
COMMERCIAL PAPER (CONTINUED)

BANKS AND SAVINGS & LOANS (CONT.)
Danske Bank
   09-30-03                                             1.04%          $        15,000,000             $        14,986,566
   10-15-03                                             1.06                     6,200,000                       6,191,602
   12-23-03                                             1.03                     2,000,000                       1,993,419
HBOS Treasury Services
   09-18-03                                             1.07                     2,000,000                       1,998,871
   09-23-03                                             1.04                     7,600,000                       7,594,731
   10-14-03                                             1.08                     5,000,000                       4,993,250
   11-03-03                                             1.04                    12,000,000                      11,977,467
Landesbank Baden-Wuerttemberg Girozentrale
   10-10-03                                             1.03                     4,000,000                       3,995,308
Nordea North America
   09-24-03                                             1.04                     7,000,000                       6,994,944
   10-24-03                                             1.06                    13,000,000                      12,978,946
   10-24-03                                             1.07                     7,000,000                       6,988,557
Northern Rock
   09-11-03                                             1.06                     2,000,000(b)                    1,999,293
   10-27-03                                             1.06                     8,500,000(b)                    8,485,484
   11-25-03                                             0.92                     6,000,000(b)                    5,986,660
   11-26-03                                             1.05                     4,700,000(b)                    4,687,937
Societe Generale North America
   09-10-03                                             1.10                     5,000,000                       4,998,327
Svenska Handelsbanken
   10-01-03                                             1.04                     9,000,000                       8,991,680
   10-03-03                                             1.03                     4,000,000                       3,996,109
Toronto Dominion Holdings
   09-09-03                                             1.09                     6,000,000                       5,998,183
UBS Finance (Delaware) LLC
   09-18-03                                             0.93                    10,000,000                       9,995,092
Westdeutsche Landesbank Girozentrale
   01-27-04                                             1.36                     7,500,000(b)                    7,457,813
                                                                                                       -------------------
Total                                                                                                          192,723,075
--------------------------------------------------------------------------------------------------------------------------

BROKER DEALERS (4.8%)
Citigroup Global Markets Holdings
   10-08-03                                             1.04%          $         9,000,000             $         8,989,909
Goldman Sachs Group
   11-17-03                                             1.30                     7,000,000                       6,980,031
   11-18-03                                             1.30                     4,900,000                       4,885,844
   11-20-03                                             0.92                     8,400,000                       8,382,397
Lehman Brothers Holdings
   09-22-04                                             1.16                     7,500,000(c)                    7,500,000
Merrill Lynch
   11-19-03                                             1.15                     5,000,000(c)                    5,000,000
                                                                                                       -------------------
Total                                                                                                           41,738,181
--------------------------------------------------------------------------------------------------------------------------

FINANCE COMPANIES (1.8%)
Household Finance
   09-04-03                                             1.04                     7,500,000                       7,498,917
   09-12-03                                             1.00                     5,000,000                       4,998,194
   11-17-03                                             1.10                     3,000,000                       2,992,758
                                                                                                       -------------------
Total                                                                                                           15,489,869
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (3.8%)
American Honda Finance
   10-23-03                                             1.09                     5,000,000(b),(c)                5,003,611
BP Capital Markets
   09-02-03                                             1.10                    15,000,000                      14,998,625
Toyota Motor Credit
   09-16-03                                             0.93                     4,000,000(b)                    3,998,243
   10-09-03                                             1.03                     9,200,000(b)                    9,189,471
                                                                                                       -------------------
Total                                                                                                           33,189,950
--------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (2.3%)
GE Capital Intl Funding
   10-16-03                                             1.06%          $         3,000,000(b)          $         2,995,848
   12-11-03                                             1.05                     4,400,000(b)                    4,386,782
   12-17-03                                             1.06                     4,500,000(b)                    4,485,558
General Electric Capital
   09-12-03                                             1.02                     3,500,000                       3,498,711
   11-07-03                                             1.02                     4,500,000                       4,491,203
                                                                                                       -------------------
Total                                                                                                           19,858,102
--------------------------------------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
  (Cost: $603,411,081)                                                                                 $       603,411,081
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost: $875,577,858)(d)                                                                              $       875,577,858
==========================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(d) Also represents the cost of securities for federal income tax purposes at Aug. 31, 2003.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - DIVERSIFIED BOND FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (99.9%)

FOREIGN GOVERNMENT (1.6%)
Dominican Republic
  (U.S. Dollar)
   01-23-13                                             9.04%          $         2,000,000(c),(d)      $         1,890,000
Federal Republic of Brazil
  (U.S. Dollar)
   03-12-08                                            11.50                       850,000(c)                      901,000
   04-15-10                                            12.00                     2,150,000(c)                    2,259,650
   04-15-14                                             8.00                     1,108,269(c)                      997,775
Federation of Russia
  (U.S. Dollar)
   03-31-30                                             5.00                       620,000(c),(j)                  567,300
   03-31-30                                             5.00                     1,000,000(c),(d),(j)              913,750
Govt of Ukraine
  (U.S. Dollar)
   06-11-13                                             7.65                     1,000,000(c),(d)                  980,000
Republic of Colombia
  (U.S. Dollar)
   04-23-09                                             9.75                     2,000,000(c)                    2,210,000
   01-23-12                                            10.00                     1,300,000(c)                    1,404,000
Republic of El Salvador
  (U.S. Dollar)
   01-24-23                                             7.75                     1,370,000(c),(d)                1,411,100
Republic of Peru
  (U.S. Dollar)
   02-06-15                                             9.88                     2,290,000(c)                    2,519,000
Republic of Philippines
  (U.S. Dollar)
   01-15-19                                             9.88                       505,000(c)                      527,725
United Mexican States
  (U.S. Dollar)
   03-03-15                                             6.63                    11,840,000(c)                   11,780,800
                                                                                                       -------------------
Total                                                                                                           28,362,100
--------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (21.3%)
Federal Home Loan Mtge Corp
   07-15-13                                             4.50                    44,500,000                      42,707,985
Federal Natl Mtge Assn
   04-15-06                                             2.13                    16,500,000                      16,313,006
   08-15-08                                             3.25                    69,000,000                      67,324,679
U.S. Treasury
   01-31-05                                             1.63                    12,150,000(m)                   12,161,871
   05-31-05                                             1.25                    10,150,000                      10,061,188
   06-30-05                                             1.13                    15,310,000(m)                   15,119,222
   11-15-05                                             5.75                     5,035,000                       5,432,881
   02-15-06                                             5.63                    15,150,000                      16,393,361
   05-15-06                                             2.00                     4,119,000                       4,088,108
   08-15-06                                             2.38                     2,200,000(m)                    2,193,297
   11-15-07                                             3.00                     7,510,000                       7,472,157
   08-15-13                                             4.25                    43,748,000                      43,016,533
   11-15-16                                             7.50                       890,000(m)                    1,109,684
   08-15-21                                             8.13                    12,000,000                      16,004,532
   08-15-22                                             7.25                     2,940,000(m)                    3,623,091
   08-15-23                                             6.25                    47,200,000(m)                   52,393,840
   08-15-27                                             6.38%          $        22,930,000             $        26,005,853
   02-15-31                                             5.38                    34,160,000(m)                   34,893,893
                                                                                                       -------------------
Total                                                                                                          376,315,181
--------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (41.7%)(F)
Federal Home Loan Mtge Corp
   05-01-07                                             9.00                       360,407                         364,945
   09-27-12                                             3.61                     3,800,000                       3,763,618
   05-01-13                                             4.50                     2,429,419                       2,406,311
   08-01-18                                             5.00                     8,250,000                       8,286,842
   02-01-23                                             6.00                    13,771,064                      14,165,130
   08-01-24                                             8.00                       586,821                         634,815
   01-01-25                                             9.00                       166,052                         185,150
   09-01-28                                             6.00                     3,822,191                       3,894,142
   12-01-30                                             5.50                     2,563,427                       2,563,170
   07-01-32                                             7.00                    24,715,054                      26,008,261
   09-01-32                                             6.50                     3,964,003                       4,105,611
   10-01-32                                             6.50                    17,727,939                      18,361,243
   04-01-33                                             6.00                       961,236                         979,983
   05-01-33                                             5.50                     4,970,065                       4,951,380
   06-01-33                                             5.50                     4,895,570                       4,877,165
  Collateralized Mtge Obligation
   10-15-18                                             5.00                     3,700,000                       3,741,625
   11-15-18                                             5.00                     9,300,000                       9,375,563
   03-15-22                                             7.00                     5,178,749                       5,343,950
   07-15-22                                             7.00                     5,139,735                       5,313,869
  Interest Only
   02-15-14                                             9.85                     2,700,000(i)                      314,128
   06-15-18                                            24.49                     2,607,640(i)                      158,671
Federal Natl Mtge Assn
   09-01-07                                             8.50                       599,518                         630,304
   11-01-12                                             4.79                    10,000,000                       9,955,662
   01-01-13                                             4.78                     5,360,000                       5,437,400
   01-01-13                                             4.92                     2,779,271                       2,754,548
   02-01-13                                             4.83                     3,227,847                       3,177,790
   02-01-13                                             4.87                     7,281,260                       7,250,038
   04-01-13                                             7.00                     6,852,742                       7,273,171
   06-01-13                                             4.54                     6,892,581                       6,678,464
   06-01-13                                             4.85                     4,539,837                       4,453,743
   10-01-13                                             4.50                     5,000,000(h)                    4,939,050
   12-01-13                                             5.50                     5,917,720                       6,073,481
   04-01-14                                             5.50                        62,927                          64,583
   08-01-16                                             6.00                     2,097,959                       2,174,123
   08-01-16                                             6.50                     2,466,849                       2,595,316
   02-01-17                                             7.00                     3,524,192                       3,746,362
   03-01-17                                             6.50                     2,933,864                       3,091,145
   08-01-17                                             6.00                     4,158,948                       4,332,122
   08-01-17                                             6.50                     7,235,305                       7,612,340
   09-01-17                                             6.00                     1,529,420                       1,584,881
   09-01-17                                             6.50                     6,668,032                       7,060,753
   02-01-18                                             5.50                    14,428,155                      14,745,538
   03-01-18                                             5.50                     3,741,347                       3,833,748
   04-01-18                                             5.00                     4,479,897                       4,528,716
   09-01-18                                             4.50%          $         3,100,000             $         3,046,234
   09-01-18                                             5.00                    54,325,000(h)                   54,477,654
   09-01-18                                             5.50                    23,000,000(h)                   23,488,750
   11-01-21                                             8.00                        77,299                          84,038
   04-01-22                                             8.00                       334,172                         363,164
   04-01-23                                             8.50                     1,041,507                       1,138,123
   08-01-23                                             5.50                    10,470,740(h)                   10,565,532
   09-01-23                                             5.00                     4,700,000(h)                    4,600,125
   09-01-23                                             5.50                     8,000,000(h)                    8,072,424
   06-01-24                                             9.00                     1,005,960                       1,116,020
   02-01-27                                             7.50                     1,831,294                       1,950,212
   07-01-28                                             5.50                     2,959,668                       2,965,856
   08-01-28                                             5.50                     3,500,000                       3,507,317
   10-01-28                                             6.00                     7,206,401                       7,337,110
   11-01-28                                             6.50                     5,900,858                       6,118,796
   01-01-29                                             6.50                     5,968,197                       6,188,622
   06-01-29                                             7.00                     1,741,240(h)                    1,836,779
   08-01-32                                             6.50                     7,868,739                       8,142,493
   08-01-32                                             7.00                     1,783,827                       1,880,721
   09-01-32                                             6.00                    29,733,501                      30,238,270
   10-01-32                                             6.50                     6,989,305                       7,274,086
   11-01-32                                             7.00                     3,608,458(h)                    3,800,149
   12-01-32                                             6.00                     2,363,822                       2,401,905
   01-01-33                                             6.00                    24,132,541                      24,568,528
   02-01-33                                             4.75                     2,775,642(g)                    2,829,769
   02-01-33                                             5.50                     5,513,353                       5,494,348
   02-15-33                                             5.50                     6,597,641                       6,853,696
   02-28-33                                             6.00                     2,174,250                       2,218,183
   03-01-33                                             4.93                     4,666,387(g)                    4,790,248
   03-01-33                                             5.50                    15,297,639                      15,254,952
   03-01-33                                             6.00                    14,840,386                      15,117,464
   03-01-33                                             6.50                    26,619,375                      27,553,632
   04-01-33                                             5.50                    19,513,095                      19,462,531
   04-01-33                                             6.00                    18,281,040                      18,648,388
   05-01-33                                             5.50                    20,059,649                      19,986,855
   05-01-33                                             6.50                     1,591,414                       1,647,279
   06-01-33                                             5.50                     5,934,734                       5,918,571
   06-01-33                                             6.00                     6,926,109                       7,041,741
   07-01-33                                             5.50                     7,137,105                       7,112,504
   07-01-33                                             7.00                     4,127,929(h)                    4,347,225
   09-01-33                                             5.00                    25,685,000(h)                   24,834,313
   09-01-33                                             5.50                     1,000,000(h)                      995,000
   09-01-33                                             6.00                     6,500,000(h)                    6,607,653
   10-01-33                                             5.50                    17,600,000(h)                   17,457,000
   10-01-33                                             6.50                    17,500,000(h)                   18,046,875
   11-01-33                                             5.00                     7,000,000(g),(h)                6,899,375
  Collateralized Mtge Obligation
   11-25-12                                             4.49                     6,500,000                       6,278,986
   09-25-42                                             5.00                     3,280,000                       3,314,286
   10-25-42                                             7.50                     4,578,951                       4,946,698
   12-25-42                                             4.75                     5,000,000                       4,989,779
  Interest Only
   12-25-12                                            12.05                     2,700,000(i)                      256,543

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - DIVERSIFIED BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

MORTGAGE-BACKED SECURITIES (CONT.)
Govt Natl Mtge Assn
   03-15-33                                             7.00%          $         3,276,084             $         3,464,183
   05-15-33                                             6.00                     5,713,212                       5,837,377
   09-01-33                                             5.50                    15,150,000(h)                   15,126,367
  Collateralized Mtge Obligation
  Interest Only
   01-20-32                                            10.48                     3,200,000(i)                      487,481
   08-20-32                                             8.01                    11,717,022(i)                    3,406,632
                                                                                                       -------------------
Total                                                                                                          736,177,692
--------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
Alliant Techsystems
   05-15-11                                             8.50                     1,000,000                       1,080,000
L-3 Communications
   06-15-12                                             7.63                     1,395,000                       1,454,288
Raytheon
   04-01-13                                             5.38                     3,100,000                       3,057,712
TD Funding
  Sr Sub Nts
   07-15-11                                             8.38                       750,000(d)                      781,875
                                                                                                       -------------------
Total                                                                                                            6,373,875
--------------------------------------------------------------------------------------------------------------------------

AIRLINES (--%)
Northwest Airlines
   02-01-20                                             6.81                       756,800                         611,948
--------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (0.8%)
DaimlerChrysler North America Holding
   01-15-08                                             4.75                     1,250,000                       1,238,925
   06-04-08                                             4.05                     9,680,000                       9,268,503
Ford Motor
   10-01-28                                             6.63                     1,015,000                         828,578
   02-01-29                                             6.38                     2,670,000                       2,096,433
                                                                                                       -------------------
Total                                                                                                           13,432,439
--------------------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (2.2%)
AmSouth Bank NA
  Sub Nts
   04-01-13                                             4.85                     3,550,000                       3,441,548
Bank of America
  Sub Nts
   02-15-10                                             7.80                     8,000,000                       9,376,656
Banknorth Group
   05-01-08                                             3.75                     1,570,000                       1,539,872
Credit Suisse First Boston USA
   01-15-12                                             6.50                     2,820,000                       3,033,629
Fifth Third Bank
   08-15-08                                             3.38                     1,250,000                       1,219,200
Marshall & Ilsley
  Series E
   09-01-06                                             5.75                     4,900,000                       5,315,030
Wachovia
   08-15-08                                             3.50                     2,560,000                       2,496,538
Washington Mutual Bank
   06-15-11                                             6.88                    10,700,000                      11,933,581
                                                                                                       -------------------
Total                                                                                                           38,356,054
--------------------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.4%)
Cott Beverages
   12-15-11                                             8.00%          $           960,000             $         1,003,200
Diageo Capital
  (U.S. Dollar)
   03-20-08                                             3.38                     6,850,000(c)                    6,724,714
                                                                                                       -------------------
Total                                                                                                            7,727,914
--------------------------------------------------------------------------------------------------------------------------

BROKER DEALERS (2.5%)
Goldman Sachs Group
   01-15-11                                             6.88                     1,715,000                       1,906,406
   04-01-13                                             5.25                     1,580,000                       1,557,387
   07-15-13                                             4.75                     2,460,000                       2,329,866
LaBranche
  Sr Sub Nts
   03-02-07                                            12.00                       750,000                         817,500
Lehman Brothers Holdings
   08-07-08                                             3.50                     4,830,000                       4,683,506
Merrill Lynch
   11-15-07                                             4.00                     3,150,000                       3,147,792
Morgan Stanley
   04-15-06                                             6.10                     6,000,000                       6,480,510
   04-15-11                                             6.75                     1,250,000                       1,378,036
   03-01-13                                             5.30                     5,300,000                       5,211,013
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40                                             3.27                     6,939,078                       6,555,541
  Series 2003-T11 Cl A2
   06-13-41                                             4.34                     5,170,000                       5,120,850
Morgan Stanley, Dean Witter Capital 1
  Series 2002-IQ2 Cl A2
   12-15-35                                             5.16                       850,000                         885,875
  Series 2002-IQ2 Cl A3
   12-15-35                                             5.52                     1,550,000                       1,613,690
  Series 2002-TOP7 Cl A2
   01-15-39                                             5.98                     2,860,000                       3,030,088
                                                                                                       -------------------
Total                                                                                                           44,718,060
--------------------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.7%)
Louisiana Pacific
  Sr Nts
   08-15-10                                             8.88                     1,440,000                       1,652,400
Masco
   05-03-04                                             6.00                     9,800,000                      10,065,217
Ryland Group
  Sr Nts
   06-01-08                                             5.38                     1,250,000                       1,240,625
                                                                                                       -------------------
Total                                                                                                           12,958,242
--------------------------------------------------------------------------------------------------------------------------

CABLE (1.0%)
Comcast
   03-15-11                                             5.50                    12,235,000                      12,302,414
Comcast Cable Communications
  Sr Nts
   06-15-13                                             7.13                     1,980,000                       2,177,537
Cox Communications
   06-01-13                                             4.63                     1,610,000                       1,490,973
DirectTV Holdings/Finance
  Sr Nts
   03-15-13                                             8.38                       750,000(d)                      819,375
Rogers Cable
  (U.S. Dollar)
   06-15-13                                             6.25%          $         1,000,000(c)          $           938,750
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind
   12-31-05                                            13.00                     9,773,312(c),(k),(l)               97,733
                                                                                                       -------------------
Total                                                                                                           17,826,782
--------------------------------------------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (0.4%)
AT&T Wireless Services
  Sr Nts
   03-01-11                                             7.88                     5,650,000                       6,382,008
Nextel Communications
  Sr Nts
   08-01-15                                             7.38                       520,000                         520,000
                                                                                                       -------------------
Total                                                                                                            6,902,008
--------------------------------------------------------------------------------------------------------------------------

CHEMICALS (0.4%)
Airgas
   10-01-11                                             9.13                       750,000                         825,000
Compass Minerals Group
   08-15-11                                            10.00                     1,250,000                       1,381,250
Dow Chemical
   02-01-11                                             6.13                     2,795,000                       2,902,228
MacDermid
   07-15-11                                             9.13                       260,000                         286,000
Praxair
   06-15-08                                             2.75                     1,470,000                       1,386,592
Rhodia
  (U.S. Dollar)
   06-01-10                                             7.63                       190,000(c),(d)                  193,800
   06-01-11                                             8.88                       115,000(c),(d)                  115,575
                                                                                                       -------------------
Total                                                                                                            7,090,445
--------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (--%)
Flextronics Intl
  (U.S. Dollar) Sr Sub Nts
   05-15-13                                             6.50                       500,000(c),(d)                  478,750
--------------------------------------------------------------------------------------------------------------------------

ENERGY (0.9%)
Amerada Hess
   08-15-11                                             6.65                       770,000                         828,291
Conoco Funding
  (U.S. Dollar)
   10-15-11                                             6.35                     7,810,000(c)                    8,500,216
Devon Financing
   09-30-11                                             6.88                     1,610,000                       1,778,665
Gulfterra Energy Partner
  Sr Nts
   06-01-10                                             6.25                       500,000(d)                      485,000
Newfield Exploration
  Sr Nts
   03-01-11                                             7.63                     1,500,000                       1,605,000
Westport Resources
   11-01-11                                             8.25                       750,000                         802,500
XTO Energy
  Sr Nts
   04-15-12                                             7.50                     1,260,000                       1,354,500
   04-15-13                                             6.25                       705,000                         705,000
                                                                                                       -------------------
Total                                                                                                           16,059,172
--------------------------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - DIVERSIFIED BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (0.1%)
Grant Prideco Escrow
   12-15-09                                             9.00%          $         1,000,000             $         1,052,500
Key Energy Services
  Sr Nts
   03-01-08                                             8.38                       190,000                         198,550
   05-01-13                                             6.38                       540,000                         513,000
Offshore Logistics
   06-15-13                                             6.13                       365,000(d)                      346,750
                                                                                                       -------------------
Total                                                                                                            2,110,800
--------------------------------------------------------------------------------------------------------------------------

FINANCE COMPANIES (2.7%)
Citigroup
  Sub Nts
   10-01-10                                             7.25                    23,030,000                      26,371,745
GMAC
   09-15-11                                             6.88                    11,580,000                      11,584,285
Household Finance
   01-24-06                                             6.50                     4,250,000                       4,610,999
   10-15-11                                             6.38                     4,000,000                       4,281,472
                                                                                                       -------------------
Total                                                                                                           46,848,501
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (5.4%)
Bank of America
  First Union NB Commercial Mtge
  Series 2001-3 Cl A2
   04-11-37                                             5.46                     2,050,000                       2,115,781
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40                                             4.00                     4,327,471                       4,244,470
Capital One Bank
  Sr Nts
   02-01-06                                             6.88                       880,000                         943,595
Chase Manhattan Bank-First Union Natl
  Series 1999-1 C1 A2
   08-15-31                                             7.44                     7,100,000                       8,102,993
Citibank Credit Card Issuance Trust
  Series 2003-A5 Cl A5
   04-07-08                                             2.50                     5,000,000                       4,970,800
  Series 2003-A6 Cl A6
   05-17-10                                             2.90                     4,500,000                       4,521,825
Commercial Mtge Acceptance
  Series 1998-C1 C1 A2
   07-15-31                                             6.49                     8,000,000                       8,795,638
General Electric Capital
   03-15-07                                             5.38                     3,750,000                       3,983,250
   06-15-12                                             6.00                     1,070,000                       1,126,582
Greenwich Capital Commercial Funding
  Series 2002-C1 Cl A3
   01-11-17                                             4.50                     3,000,000                       2,976,059
  Series 2002-C1 Cl A4
   01-11-35                                             4.95                     3,300,000                       3,245,656
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12                                             5.25                     4,700,000(c)                    4,687,305
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26                                             5.39%          $         3,590,000             $         3,705,286
  Series 2002-C2 Cl A4
   06-15-31                                             5.59                     2,395,000                       2,468,619
  Series 2002-C4 Cl A4
   09-15-26                                             4.56                     5,000,000                       4,916,861
  Series 2002-C4 Cl A5
   09-15-31                                             4.85                     3,000,000                       2,937,397
  Series 2003-C3 Cl A2
   05-15-27                                             3.09                     7,500,000                       7,181,827
MBNA Credit Card Master Note Trust
  Series 2003-A1 Cl A1
   07-15-10                                             3.30                     2,850,000                       2,808,476
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08                                             2.61                     1,250,000                       1,241,894
Residential Asset Securities
  Series 2002-KS1 Cl A14
   11-25-29                                             5.86                     3,800,000                       3,937,446
Residential Funding Mtge
   10-25-17                                             5.50                     2,900,902                       2,928,838
SLM
   03-17-08                                             3.63                     2,700,000                       2,661,414
TIAA Global Markets
   01-22-08                                             3.88                     8,570,000(d)                    8,589,625
Toyota Motor Credit
   08-01-08                                             2.88                     2,260,000                       2,166,413
                                                                                                       -------------------
Total                                                                                                           95,258,050
--------------------------------------------------------------------------------------------------------------------------

FOOD (0.8%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11                                            10.75                       250,000(c),(d)                  256,250
Chiquita Brands Intl
  Sr Nts
   03-15-09                                            10.56                       250,000                         272,500
General Mills
   02-15-07                                             5.13                     4,000,000                       4,273,308
Kellogg
  Series B
   04-01-11                                             6.60                     5,110,000                       5,637,097
Kraft Foods
   11-01-11                                             5.63                     3,825,000                       3,840,912
                                                                                                       -------------------
Total                                                                                                           14,280,067
--------------------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (0.1%)
Apogent Technologies
  Sr Sub Nts
   05-15-13                                             6.50                       750,000(d)                      736,875
Kinetic Concepts
  Sr Sub Nts
   05-15-13                                             7.38                       375,000(d)                      375,000
                                                                                                       -------------------
Total                                                                                                            1,111,875
--------------------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (0.2%)
AmerisourceBergen
   11-15-12                                             7.25%          $         1,000,000             $         1,009,999
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13                                             8.00                       375,000(d)                      385,313
Omnicare
  Sr Sub Nts
   06-01-13                                             6.13                       825,000                         785,813
Province Healthcare
  Sr Sub Nts
   06-01-13                                             7.50                       250,000                         240,625
Tenet Healthcare
  Sr Nts
   06-01-12                                             6.50                       500,000                         465,000
                                                                                                       -------------------
Total                                                                                                            2,886,750
--------------------------------------------------------------------------------------------------------------------------

HOME BUILDING (0.2%)
D.R. Horton
   07-01-13                                             5.88                       750,000                         676,875
Meritage
   06-01-11                                             9.75                     1,140,000                       1,215,525
NVR
  Sr Nts
   06-15-10                                             5.00                     1,250,000                       1,168,750
                                                                                                       -------------------
Total                                                                                                            3,061,150
--------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (1.0%)
Burlington North Santa Fe
   12-15-05                                             6.38                     3,000,000                       3,255,558
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11                                             6.38                     4,190,000(c)                    4,568,960
CSX
   03-15-11                                             6.75                     2,910,000                       3,197,601
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07                                             9.50                     2,290,000(b),(c)                1,471,325
Interpool
   08-01-07                                             7.35                       200,000                         195,000
Union Pacific
   02-01-08                                             6.63                       310,000                         340,642
   01-15-11                                             6.65                     2,450,000                       2,692,281
   04-15-12                                             6.50                     2,100,000                       2,297,866
                                                                                                       -------------------
Total                                                                                                           18,019,233
--------------------------------------------------------------------------------------------------------------------------

INSURANCE (1.2%)
Allstate
   06-01-33                                             5.35                     1,230,000                       1,076,582
  Sr Nts
   02-15-12                                             6.13                       820,000                         881,280
ASIF Global Financing
   01-17-13                                             4.90                    10,190,000(d)                    9,928,321
MassMutual Global Funding II
   07-15-08                                             2.55                     3,430,000(d)                    3,213,313
Met Life Global Funding I
   06-19-08                                             2.60                     4,740,000(d)                    4,435,929
Travelers Property Casualty
  Sr Nts
   03-15-13                                             5.00                     2,380,000                       2,330,615
                                                                                                       -------------------
Total                                                                                                           21,866,040
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - DIVERSIFIED BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

LEISURE TIME & ENTERTAINMENT (0.6%)
AOL Time Warner
   05-01-12                                             6.88%          $           795,000             $           864,059
   05-01-32                                             7.70                       870,000                         954,332
KSL Resorts
  Series 2003-1A Cl C
   05-15-13                                             2.04                     1,700,000                       1,699,868
Viacom
   05-15-11                                             6.63                     6,485,000                       7,169,822
                                                                                                       -------------------
Total                                                                                                           10,688,081
--------------------------------------------------------------------------------------------------------------------------

LODGING & GAMING (0.2%)
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09                                             9.25                       750,000                         803,438
Coast Hotels & Casino
   04-01-09                                             9.50                       500,000                         532,500
Hilton Hotels
   12-01-12                                             7.63                       375,000                         396,563
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12                                             8.00                       975,000                       1,038,374
Park Place Entertainment
  Sr Sub Nts
   03-15-10                                             7.88                       250,000                         266,875
                                                                                                       -------------------
Total                                                                                                            3,037,750
--------------------------------------------------------------------------------------------------------------------------

MACHINERY (--%)
Joy Global
  Series B
   03-15-12                                             8.75                       750,000                         810,000
--------------------------------------------------------------------------------------------------------------------------

MEDIA (2.0%)
Alliance Atlantis Communications
  (U.S. Dollar) Sr Sub Nts
   12-15-09                                            13.00                       500,000(c)                      559,375
AOA Holdings LLC
  Sr Nts
   06-15-08                                            12.00                     2,500,000(l)                    2,692,500
AOL Time Warner
   04-15-06                                             6.13                     2,907,000                       3,108,516
Belo (AH)
   11-01-08                                             8.00                     3,800,000                       4,378,094
CanWest Media
  (U.S. Dollar) Sr Sub Nts
   05-15-11                                            10.63                       750,000(c)                      836,250
CBD Media/Finance
  Sr Sub Nts
   06-01-11                                             8.63                       970,000(d)                    1,018,500
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                                             8.75                       295,000(c)                      311,963
Dex Media West/Finance
  Sr Nts
   08-15-10                                             8.50                       350,000(d)                      380,625
  Sr Sub Nts
   08-15-13                                             9.88                       305,000(d)                      340,075
Hollinger Intl Publishing
  Sr Nts
   12-15-10                                             9.00%          $           600,000             $           622,500
Lamar Media Corp
   09-15-07                                             8.63                       930,000                         960,225
Morris Publishing
  Sr Sub Nts
   08-01-13                                             7.00                       675,000(d)                      675,000
Nexstar Finance LLC
   04-01-08                                            12.00                       500,000                         560,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11                                            11.13                       385,000(c)                      425,425
Radio One
  Series B
   07-01-11                                             8.88                       500,000                         546,250
Sinclair Broadcast Group
   03-15-12                                             8.00                       600,000                         625,500
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13                                             7.63                       750,000(c)                      774,375
Susquehanna Media
  Sr Sub Nts
   04-15-13                                             7.38                       330,000                         336,188
TCI Communications
   02-15-06                                             6.88                     2,362,000                       2,559,903
Time Warner
   08-15-04                                             7.98                     1,500,000                       1,574,790
   08-15-07                                             8.18                     3,000,000                       3,410,766
   01-15-28                                             6.95                     5,000,000                       5,030,474
United Artists Theatre
   07-01-15                                             9.30                     3,750,106                       3,656,353
                                                                                                       -------------------
Total                                                                                                           35,383,647
--------------------------------------------------------------------------------------------------------------------------

METALS (--%)
Euramax Intl
  Sr Sub Nts
   08-15-11                                             8.50                       355,000(d)                      358,550
Jorgensen Earle M
   06-01-12                                             9.75                       250,000                         263,750
Peabody Energy
  Series B
   03-15-13                                             6.88                       250,000                         250,000
                                                                                                       -------------------
Total                                                                                                              872,300
--------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (1.1%)
General Electric
   02-01-13                                             5.00                    17,390,000                      17,057,503
SPX
  Sr Nts
   06-15-11                                             6.25                       315,000                         308,700
Tyco Intl Group
  (U.S. Dollar)
   02-15-11                                             6.75                       980,000(c)                      997,150
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08                                             6.25                       750,000(c),(d)                  750,000
                                                                                                       -------------------
Total                                                                                                           19,113,353
--------------------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (1.1%)
Ball
   12-15-12                                             6.88%          $           730,000             $           737,300
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                                             7.25                     1,000,000(c),(d)                  983,070
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13                                            10.88                       250,000(c),(d)                  273,750
Crown Paper
  Sr Sub Nts
   09-01-05                                            11.00                     3,450,000(b)                          345
Domtar
  (U.S. Dollar)
   10-15-11                                             7.88                       535,000(c)                      614,201
Georgia-Pacific
  Sr Nts
   02-01-10                                             8.88                       500,000(d)                      525,000
Graphic Packaging Intl
  Sr Nts
   08-15-11                                             8.50                       270,000(d)                      282,150
Intl Paper
   10-30-12                                             5.85                       920,000                         937,541
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13                                             6.75                     1,000,000(c),(d)                  987,500
Packaging Corp of America
   08-01-13                                             5.75                     1,980,000(d)                    1,920,303
Stone Container
  Sr Nts
   07-01-12                                             8.38                       750,000                         795,000
Weyerhaeuser
   03-15-07                                             6.13                    11,030,000                      11,896,086

                                                                                                       -------------------
Total                                                                                                           19,952,246
--------------------------------------------------------------------------------------------------------------------------

RETAIL -- GENERAL (0.4%)
Sonic Automotive
  Sr Sub Nts
   08-15-13                                             8.63                       250,000(d)                      252,500
Wal-Mart CRAVE 401
   07-17-06                                             7.00                     5,661,454(d)                    6,124,108
William Carter
  Series B
   08-15-11                                            10.88                       500,000                         550,000
                                                                                                       -------------------
Total                                                                                                            6,926,608
--------------------------------------------------------------------------------------------------------------------------

RETAIL -- GROCERY (0.2%)
Kroger
  Sr Nts
   07-15-06                                             8.15                     3,000,000                       3,372,750
--------------------------------------------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (1.0%)
Qwest
   11-01-04                                             7.20                     1,000,000                       1,015,000
Sprint Capital
   03-15-12                                             8.38                     3,895,000                       4,423,622
Telus
  (U.S. Dollar)
   06-01-07                                             7.50                     3,570,000(c)                    3,896,805

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - DIVERSIFIED BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

TELECOM EQUIPMENT & SERVICES (CONT.)
Verizon Maryland
   03-01-12                                             6.13%          $         2,955,000             $         3,139,877
Verizon Virginia Cl A
   03-15-13                                             4.63                     3,400,000                       3,215,414
Vodafone Group
  (U.S. Dollar)
   02-15-10                                             7.75                     1,860,000(c)                    2,153,675
                                                                                                       -------------------
Total                                                                                                           17,844,393
--------------------------------------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (4.8%)
American Electric Power
  Sr Nts
   06-01-15                                             5.25                     2,370,000                       2,194,051
Carolina Power & Light
   07-15-12                                             6.50                       500,000                         538,055
Cincinnati Gas & Electric
   09-15-12                                             5.70                       800,000                         826,216
Cleveland Electric Illuminating
  1st Mtge Series B
   05-15-05                                             9.50                    11,000,000                      11,073,281
Columbus Southern Power
   03-01-13                                             5.50                     1,850,000(d)                    1,841,888
Commonwealth Edison
   02-01-08                                             3.70                     3,600,000                       3,571,452
Consolidated Natural Gas
  Sr Nts
   04-15-11                                             6.85                       830,000                         925,093
Consumers Energy
  1st Mtge
   04-15-08                                             4.25                     8,650,000(d)                    8,543,865
Dominion Resources
  Sr Nts
   09-17-12                                             5.70                     7,150,000                       7,325,232
  Sr Nts Series F
   08-01-33                                             5.25                       830,000                         783,994
Duke Energy
   01-15-12                                             6.25                     5,700,000                       5,989,304
  1st Mtge
   03-05-08                                             3.75                     5,800,000(d)                    5,769,840
Duke Energy Field Services
   08-16-05                                             7.50                     2,500,000                       2,729,450
Exelon
  Sr Nts
   05-01-11                                             6.75                       760,000                         833,089
FirstEnergy
  Series B
   11-15-11                                             6.45                     4,700,000                       4,594,532
Florida Power
  1st Mtge
   03-01-13                                             4.80                     5,460,000                       5,350,145
FPL Group Capital
   04-11-06                                             3.25                     1,040,000                       1,044,638
Indianapolis Power & Light
   07-01-13                                             6.30                     1,040,000(d)                    1,034,779
IPALCO Enterprises
   11-14-08                                             8.38%          $           190,000             $           199,500
   11-14-11                                             8.63                     1,400,000                       1,470,000
Midamerican Energy
   01-15-13                                             5.13                     4,000,000                       3,971,872
NiSource Finance
  Sr Nts
   03-01-13                                             6.15                     1,770,000                       1,810,940
Northern States Power
  1st Mtge
   08-01-10                                             4.75                     1,440,000                       1,423,354
Northern States Power - Minnesota
  1st Mtge Series B
   08-29-12                                             8.00                     1,560,000                       1,850,556
Ohio Power
   02-15-13                                             5.50                       510,000(d)                      507,757
PG&E
   07-15-08                                             6.88                     1,010,000(d)                    1,027,645
PowerGen US Funding LLC
   10-15-04                                             4.50                     4,000,000                       4,099,412
Public Service Colorado
  1st Mtge
   03-01-13                                             4.88                       760,000(d)                      730,159
Tampa Electric
   08-15-07                                             5.38                       460,000                         471,282
Teco Energy
  Sr Nts
   06-15-10                                             7.50                       465,000                         453,375
Xcel Energy
  Sr Nts
   07-01-08                                             3.40                     1,190,000(d)                    1,131,404
                                                                                                       -------------------
Total                                                                                                           84,116,160
--------------------------------------------------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (0.5%)
ANR Pipeline
   03-15-10                                             8.88                     1,095,000                       1,155,225
Duke Energy
   09-15-03                                             7.38                     2,071,000                       2,073,744
El Paso Production Holding
   06-01-13                                             7.75                       500,000(d)                      480,000
NiSource Finance
   07-15-14                                             5.40                     1,620,000                       1,535,760
Northwest Pipeline
   03-01-10                                             8.13                       245,000                         254,800
Panhandle Eastern Pipeline
   08-15-08                                             4.80                     1,270,000(d)                    1,264,628
Southern Natural Gas
   03-15-10                                             8.88                       750,000                         791,250
Transcontinental Gas Pipeline
  Series B
   08-15-11                                             7.00                     1,000,000                         981,250
                                                                                                       -------------------
Total                                                                                                            8,536,657
--------------------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (1.9%)
AT&T
  Sr Nts
   11-15-06                                             7.00%          $           510,000(j)          $           565,575
British Telecom
  (U.S. Dollar)
   12-15-10                                             8.38                     6,370,000(c)                    7,559,132
Citizens Communications
   05-15-11                                             9.25                     1,900,000                       2,341,438
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13                                             5.25                     2,760,000(c)                    2,646,923
   06-15-30                                             8.25                     1,500,000(c)                    1,801,329
France Telecom
  (U.S. Dollar)
   03-01-11                                             8.25                       670,000(c),(j)                  799,771
   03-01-31                                            10.00                       750,000(c),(j)                  966,749
SBC Communications
   03-15-11                                             6.25                     1,935,000                       2,090,992
   08-15-12                                             5.88                     2,240,000                       2,366,762
Verizon Global Funding
   06-15-12                                             6.88                       980,000                       1,079,625
Verizon New England
  Sr Nts
   09-15-11                                             6.50                     7,460,000                       8,084,998
Verizon Pennsylvania Cl A
   11-15-11                                             5.65                     3,470,000                       3,570,595
                                                                                                       -------------------
Total                                                                                                           33,873,889
--------------------------------------------------------------------------------------------------------------------------

TOTAL BONDS
  (Cost: $1,789,425,998)                                                                               $     1,763,360,962
--------------------------------------------------------------------------------------------------------------------------

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (--%)

BayCorp Holdings                                                              28(b)            $              364
Davel Communications                                                   1,087,416(b)                         8,699
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost: $7,144,987)                                                                           $            9,063
-----------------------------------------------------------------------------------------------------------------

ISSUER                                                               SHARES                          VALUE(a)
PREFERRED STOCK (--%)

Intermedia Communications
   13.50% Pay-in-kind Series B                                                 1               $                8
-----------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
  (Cost: $496)                                                                                 $                8
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - DIVERSIFIED BOND FUND

                                               ANNUALIZED                    AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
SHORT-TERM SECURITIES (15.2%)(n)

U.S. GOVERNMENT AGENCY (7.0%)
Federal Natl Mtge Assn Disc Nts
   10-01-03                                             0.98%          $        39,700,000             $        39,664,005
   10-15-03                                             1.06                    17,700,000                      17,677,143
   11-12-03                                             1.07                    25,000,000                      24,948,725
   11-19-03                                             1.05                    17,300,000                      17,261,023
   12-01-03                                             1.07                    24,500,000                      24,435,688
                                                                                                       -------------------
Total                                                                                                          123,986,584
--------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (8.2%)
AEGON Funding
   11-25-03                                             1.08%          $        10,000,000(e)          $         9,973,844
BASF
   11-24-03                                             1.06                     9,700,000(e)                    9,674,917
   11-24-03                                             1.07                     7,700,000(e)                    7,680,089
CAFCO LLC
   10-21-03                                             1.07                     5,000,000(e)                    4,992,124
Charta LLC
   09-19-03                                             1.07                    11,400,000(e)                   11,392,884
   11-18-03                                             1.08                    10,000,000(e)                    9,975,925
Citigroup
   09-02-03                                             1.10                     4,500,000                       4,499,450
Dexia Bank (Delaware) LLC
   09-03-03                                             1.03                    10,800,000                      10,798,455
Fairway Finance
   09-02-03                                             1.10                    13,400,000(e)                   13,398,362
Fleet Funding
   09-03-03                                             1.04%          $        14,936,000(e)          $        14,934,274
Galaxy Funding
   10-17-03                                             1.07                     3,800,000(e)                    3,794,466
   10-22-03                                             1.07                     8,600,000(e)                    8,586,197
Old Line Funding
   09-05-03                                             1.04                    18,100,000(e)                   18,096,341
Park Avenue Receivables
   09-09-03                                             1.03                     5,200,000(e)                    5,198,363
   09-22-03                                             1.05                    11,800,000(e)                   11,791,740
Total                                                                                                          144,787,431
--------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
  (Cost: $268,769,014)                                                                                 $       268,774,015
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost: $2,065,340,495)(o)                                                                            $     2,032,144,048
==========================================================================================================================

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - DIVERSIFIED BOND FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2003, the value of foreign securities represented 4.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(h) At Aug. 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $207,512,889.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Aug. 31, 2003.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) Identifies issues considered to be illiquid as to their marketability (see
    Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2003, is as follows:

                                                                     ACQUISITION
    SECURITY                                                             DATES                       COST
    ---------------------------------------------------------------------------------------------------------
    AOA Holdings LLC
       12.00% Sr Nts 2008                                             06-02-02                $     2,500,000
    Veninfotel
       (U.S. Dollar) 13.00% Cv Pay-in-kind 2005                 05-01-02 thru 3-10-03               9,009,157

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

    TYPE OF SECURITY                                                                          NOTIONAL AMOUNT
    ---------------------------------------------------------------------------------------------------------
    PURCHASE CONTRACTS

    Eurodollar, Sept. 2003, 90-day                                                            $    96,500,000
    Eurodollar, Sept. 2007, 90-day                                                                 89,250,000

    SALE CONTRACTS
    U.S. Treasury Notes, Sept. 2003, 5-year                                                           400,000
    U.S. Treasury Notes, Sept. 2003, 10-year                                                       40,500,000
    U.S. Treasury Notes, Dec. 2003, 5-year                                                         11,400,000
    U.S. Treasury Notes, Dec. 2003, 10-year                                                       109,800,000

(n) At Aug. 31, 2003, cash or short-term securities were held to cover open call options on futures written as follows (see Note 8 to the financial statements):

                                                    NOTIONAL                 EXERCISE           EXPIRATION
    ISSUER                                           AMOUNT                   PRICE                DATE               VALUE(a)
    ----------------------------------------------------------------------------------------------------------------------------
    U.S. Treasury Notes, Dec. 2003, 10-year      $  19,700,000               $    110            Nov. 2003         $     366,296

    At Aug. 31, 2003, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 8 to the financial statements):

                                                    NOTIONAL                 EXERCISE           EXPIRATION
    ISSUER                                           AMOUNT                   PRICE                DATE              VALUE(a)
    ----------------------------------------------------------------------------------------------------------------------------
    U.S. Treasury Notes, Dec. 2003, 10-year      $  19,700,000               $    110            Nov. 2003         $     421,702

(o) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $2,066,631,709 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                                        $  18,021,259
    Unrealized depreciation                                                                                          (52,508,920)
    ----------------------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation                                                                                    $ (34,487,661)
    ----------------------------------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - DIVERSIFIED EQUITY INCOME FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (96.5%)

AEROSPACE & DEFENSE (4.0%)
Goodrich                                                                 223,517               $        5,818,148
Honeywell Intl                                                           168,200                        4,876,118
Rockwell Automation                                                       83,600                        2,275,592
United Technologies                                                       23,800                        1,909,950
                                                                                               ------------------
Total                                                                                                  14,879,808
-----------------------------------------------------------------------------------------------------------------

AIRLINES (2.5%)
AMR                                                                      369,800(b)                     4,067,800
Continental Airlines Cl B                                                172,500(b)                     2,632,350
Delta Air Lines                                                          100,200                        1,289,574
Northwest Airlines Cl A                                                  135,300(b)                     1,213,641
                                                                                               ------------------
Total                                                                                                   9,203,365
-----------------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (2.2%)
Eaton                                                                     36,699                        3,436,494
General Motors                                                           111,514                        4,583,226
                                                                                               ------------------
Total                                                                                                   8,019,720
-----------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (3.2%)
Bank of America                                                           54,600                        4,327,050
FleetBoston Financial                                                     92,673                        2,742,194
Washington Mutual                                                        125,910                        4,907,972
                                                                                               ------------------
Total                                                                                                  11,977,216
-----------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.4%)
Altria Group                                                              34,400                        1,417,968
-----------------------------------------------------------------------------------------------------------------

BROKER DEALERS (3.4%)
J.P. Morgan Chase                                                         52,820                        1,807,500
Lehman Brothers Holdings                                                  28,423                        1,868,244
Merrill Lynch                                                             81,200                        4,366,936
Morgan Stanley                                                            92,368                        4,506,635
                                                                                               ------------------
Total                                                                                                  12,549,315
-----------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.6%)
Fluor                                                                     64,955                        2,392,942
-----------------------------------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (0.5%)
Vodafone Group ADR                                                        91,100(c)                     1,667,130
-----------------------------------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Dow Chemical                                                             143,111                        4,941,623
Imperial Chemical Inds ADR                                                62,400(c)                       773,760
                                                                                               ------------------
Total                                                                                                   5,715,383
-----------------------------------------------------------------------------------------------------------------

COMPUTER HARDWARE (0.8%)
Hewlett-Packard                                                          140,500                        2,798,760
-----------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (1.0%)
Electronic Data Systems                                                  163,900                        3,577,937
-----------------------------------------------------------------------------------------------------------------

ENERGY (8.8%)
BP ADR                                                                   103,121(c)            $        4,302,208
Burlington Resources                                                      15,900                          769,878
ChevronTexaco                                                             85,885                        6,258,439
ConocoPhillips                                                            78,050                        4,358,312
Kerr-McGee                                                               113,728                        4,998,346
Marathon Oil                                                             184,000                        5,131,760
Petroleo Brasileiro ADR                                                  158,400(c)                     3,500,640
Unocal                                                                   107,200                        3,282,464
                                                                                               ------------------
Total                                                                                                  32,602,047
-----------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.9%)
Baker Hughes                                                              23,000                          769,580
Halliburton                                                               64,700                        1,564,446
McDermott Intl                                                           406,250(b)                     2,055,625
Schlumberger                                                              34,400                        1,703,144
Tidewater                                                                156,649                        4,498,959
                                                                                               ------------------
Total                                                                                                  10,591,754
-----------------------------------------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION (1.4%)
Hanson ADR                                                               156,694(c)                     5,100,390
-----------------------------------------------------------------------------------------------------------------

FINANCE COMPANIES (2.4%)
Citigroup                                                                204,461                        8,863,384
-----------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (1.9%)
Capital One Financial                                                     68,900                        3,679,260
MBNA                                                                     148,100                        3,456,654
                                                                                               ------------------
Total                                                                                                   7,135,914
-----------------------------------------------------------------------------------------------------------------

FOOD (0.6%)
Archer-Daniels-Midland                                                   152,490                        2,115,036
-----------------------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (2.1%)
Stanley Works                                                             61,500                        1,861,605
Whirlpool                                                                 86,925                        6,048,242
                                                                                               ------------------
Total                                                                                                   7,909,847
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (0.5%)
Schering-Plough                                                          112,100                        1,702,799
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (3.7%)
PacifiCare Health Systems                                                226,784(b)                    11,293,843
Tenet Healthcare                                                         142,700(b)                     2,290,335
                                                                                               ------------------
Total                                                                                                  13,584,178
-----------------------------------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (1.9%)
Burlington Northern Santa Fe                                             254,120                        7,204,302
-----------------------------------------------------------------------------------------------------------------

INSURANCE (12.1%)
ACE                                                                      152,500(c)            $        4,910,500
Hartford Financial  Services Group                                        35,600                        1,894,632
Jefferson-Pilot                                                           75,448                        3,340,083
Lincoln Natl                                                              75,515                        2,674,741
Loews                                                                    107,156                        4,410,541
SAFECO                                                                   142,122                        5,124,919
St. Paul Companies                                                       164,500                        5,718,020
Torchmark                                                                 74,566                        3,009,484
Travelers Property Casualty Cl A                                         440,582                        6,780,557
UnumProvident                                                             79,700                        1,123,770
XL Capital Cl A                                                           82,919(c)                     6,281,114
                                                                                               ------------------
Total                                                                                                  45,268,361
-----------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.1%)
Royal Caribbean Cruises                                                  253,400                        7,893,410
-----------------------------------------------------------------------------------------------------------------

MACHINERY (8.0%)
Caterpillar                                                              169,766                       12,194,291
Ingersoll-Rand Cl A                                                      145,690(c)                     8,671,468
Parker-Hannifin                                                          100,330                        4,968,342
Tomkins ADR                                                              227,200(c)                     3,794,240
                                                                                               ------------------
Total                                                                                                  29,628,341
-----------------------------------------------------------------------------------------------------------------

MEDIA (1.1%)
Donnelley (RR) & Sons                                                    157,811                        3,967,369
-----------------------------------------------------------------------------------------------------------------

METALS (1.1%)
Alcoa                                                                    139,617                        3,987,462
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (9.8%)
Cooper Inds Cl A                                                          48,400                        2,463,076
Crane                                                                    135,222                        3,460,331
Diebold                                                                   50,790                        2,483,631
Dover                                                                     63,341                        2,408,225
Eastman Kodak                                                             96,931                        2,703,406
Martin Marietta Materials                                                 43,869                        1,677,112
Monsanto                                                                 156,300                        4,018,473
Pentair                                                                   47,300                        2,024,440
Pitney Bowes                                                              69,009                        2,691,351
Textron                                                                  148,395                        6,677,774
YORK Intl                                                                180,831                        5,837,224
                                                                                               ------------------
Total                                                                                                  36,445,043
-----------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (2.6%)
Abitibi-Consolidated                                                     341,050(c)                     2,581,749
Intl Paper                                                               173,090                        7,018,799
                                                                                               ------------------
Total                                                                                                   9,600,548
-----------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (2.3%)
Crescent Real Estate Equities                                            434,287                        6,301,504
Starwood Hotels  & Resorts Worldwide                                      61,700                        2,087,311
                                                                                               ------------------
Total                                                                                                   8,388,815
-----------------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - DIVERSIFIED EQUITY INCOME FUND

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (CONTINUED)

RETAIL -- GENERAL (1.6%)
Limited Brands                                                           227,200               $        3,853,312
Penney (JC)                                                               97,200                        2,062,584
                                                                                               ------------------
Total                                                                                                   5,915,896
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GROCERY (1.3%)
SUPERVALU                                                                207,035                        4,989,544
TELECOM EQUIPMENT & SERVICES (1.3%)
Motorola                                                                 184,600                        1,980,758
Nokia ADR                                                                162,800(c)                     2,652,012
                                                                                               ------------------
Total                                                                                                   4,632,770
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (0.5%)
El Paso                                                                  244,500                        1,794,630
UTILITIES -- TELEPHONE (6.4%)
AT&T                                                                     178,800                        3,987,240
BellSouth                                                                217,600                        5,483,520
SBC Communications                                                       186,300                        4,189,887
Sprint (FON Group)                                                       279,600                        4,129,692
Verizon Communications                                                   164,786                        5,820,242
                                                                                               ------------------
Total                                                                                                  23,610,581
-----------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost: $332,290,792)                                                                         $      357,131,965
-----------------------------------------------------------------------------------------------------------------

ISSUER                                                               SHARES                          VALUE(a)
PREFERRED STOCKS (0.6%)

Baxter Intl
  7.00% Cv                                                                17,800               $          920,794
Xerox
  Cv                                                                       6,250(b)                       668,438
  7.50% Cv                                                                 9,000(d)                       601,875
-----------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (Cost: $1,965,000)                                                                           $        2,191,107
-----------------------------------------------------------------------------------------------------------------

ISSUER                                          ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
                                               OF PURCHASE                  MATURITY                        VALUE(a)
SHORT-TERM SECURITIES (4.3%)

U.S. GOVERNMENT AGENCY (2.6%)
Federal Natl Mtge Assn Disc Nts
   10-22-03                                             1.03%          $         5,000,000             $         4,992,582
   10-29-03                                             0.99                     1,600,000                       1,597,416
   11-12-03                                             1.07                     3,000,000                       2,993,847
Total                                                                                                            9,583,845
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.7%)
Credit Suisse First Boston
   10-21-03                                             1.06                     1,800,000(e)                    1,797,191
Fairway Finance
   09-02-03                                             1.10                     4,600,000(e)                    4,599,438
                                                                                                       -------------------
Total                                                                                                            6,396,629
--------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
  (Cost: $15,980,002)                                                                                  $        15,980,474
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost: $350,235,794)(f)                                                                              $       375,303,546
==========================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 12.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $354,536,643 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                                        $  40,621,398
    Unrealized depreciation                                                                                          (19,854,495)
    ----------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation                                                                                    $  20,766,903
    ----------------------------------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - EMERGING MARKETS FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (89.3%)(C)

BRAZIL (7.0%)
BEVERAGES & TOBACCO (0.6%)
Companhia de Bebidas
  das Americas ADR                                                         4,434               $           98,390
-----------------------------------------------------------------------------------------------------------------

ENERGY (2.5%)
Petroleo Brasileiro ADR                                                    7,879                          174,126
Petroleo Brasileiro ADR                                                   11,158                          227,623
                                                                                               ------------------
Total                                                                                                     401,749
-----------------------------------------------------------------------------------------------------------------

METALS (0.7%)
Companhia Vale do
  Rio Doce ADR                                                             3,100                          116,095
-----------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (1.1%)
Aracruz Celulose ADR                                                       6,367                          174,010
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (2.1%)
Brasil Telecom Participacoes                                               9,122                          345,724
-----------------------------------------------------------------------------------------------------------------

CHILE (1.7%)
BANKS AND SAVINGS & LOANS
Banco Santander Chile ADR                                                  6,300                          131,985
-----------------------------------------------------------------------------------------------------------------

METALS (0.9%)
Antofagasta                                                               12,304                          151,802
-----------------------------------------------------------------------------------------------------------------

CHINA (9.7%)
AUTOMOTIVE & RELATED (1.5%)
Denway Motors Limited                                                    438,000                          247,097
-----------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.1%)
BOC Hong Kong Holdings                                                   138,500                          177,579
-----------------------------------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Sinopec Shanghai
  Petrochemical                                                          484,000                          117,287
-----------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (1.1%)
Legend Group                                                             398,000                          170,950
-----------------------------------------------------------------------------------------------------------------

ENERGY (1.3%)
CNOOC                                                                    109,000                          204,043
-----------------------------------------------------------------------------------------------------------------

METALS (0.7%)
Yanzhou Coal Mining Cl H                                                 196,000                          116,856
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (1.1%)
Cosco Pacific                                                             66,000                           73,622
Zhejiang Expressway                                                      224,000                          109,136
                                                                                               ------------------
Total                                                                                                     182,758
-----------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.6%)
Sun Hung Kai Properties                                                   14,000                          100,970
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (1.6%)
China Mobile                                                             102,000                          262,214
-----------------------------------------------------------------------------------------------------------------

HUNGARY (1.3%)
BANKS AND SAVINGS & LOANS
OTP Bank                                                                  18,300(b)            $          208,362
-----------------------------------------------------------------------------------------------------------------

INDIA (5.7%)
BANKS AND SAVINGS & LOANS (1.9%)
Housing Development Finance                                               30,146(b)                       317,342
-----------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (1.2%)
ITC Limited                                                               10,843(b)                       196,896
-----------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (1.7%)
Infosys Technologies                                                       3,203                          273,234
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (0.9%)
Cipla Limited                                                              6,525                          143,830
-----------------------------------------------------------------------------------------------------------------

INDONESIA (1.2%)
BANKS AND SAVINGS & LOANS (0.3%)
PT Bank Danamon Indonesia                                                272,000                           47,283
-----------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.9%)
Hanjiya Mandala Sampoerna                                                321,000                          153,217
-----------------------------------------------------------------------------------------------------------------

ISRAEL (2.2%)
BANKS AND SAVINGS & LOANS (0.7%)
Bank Hapoalim                                                             60,007(b)                       117,070
-----------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (0.5%)
Check Point Software
  Technologies                                                             4,575(b)                        79,925
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (1.0%)
Teva Pharmaceutical Inds ADR                                               2,846                          167,095
-----------------------------------------------------------------------------------------------------------------

MALAYSIA (5.1%)
BANKS AND SAVINGS & LOANS (1.8%)
Malayan Banking Berhad                                                   121,900                          296,730
-----------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.8%)
British American Tobacco
  Malaysia Berhad                                                         11,800                          127,316
-----------------------------------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (1.4%)
Maxis Communications
  Berhad                                                                 136,000                          230,842
-----------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.1%)
Resorts World Berhad                                                      67,300                          182,418
-----------------------------------------------------------------------------------------------------------------

MEXICO (7.7%)
BEVERAGES & TOBACCO (1.4%)
Grupo Modelo Series C                                                     93,877               $          224,631
-----------------------------------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (1.9%)
America Movil ADR Series L                                                13,657                          314,111
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (0.9%)
Grupo Aeroportuario
  del Sureste ADR                                                          9,900                          147,213
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GENERAL (0.8%)
Wal-Mart de Mexico                                                        49,356                          135,234
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (2.7%)
Telefonos de Mexico ADR Cl L                                              14,390                          436,161
-----------------------------------------------------------------------------------------------------------------

RUSSIA (5.2%)
ENERGY (4.4%)
Lukoil Holding ADR                                                         5,062                          394,835
YUKOS ADR                                                                  5,650                          323,463
                                                                                               ------------------
Total                                                                                                     718,298
-----------------------------------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (0.8%)
VimpelCom ADR                                                              2,344(b)                       126,365
-----------------------------------------------------------------------------------------------------------------

SINGAPORE (1.0%)
BANKS AND SAVINGS & LOANS
United Overseas Bank                                                      22,000                          159,393
-----------------------------------------------------------------------------------------------------------------

SOUTH AFRICA (5.9%)
BANKS AND SAVINGS & LOANS (2.3%)
Standard Bank Group                                                       81,333                          365,055
-----------------------------------------------------------------------------------------------------------------

INSURANCE (1.0%)
Old Mutual                                                               102,700(b)                       155,948
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (0.9%)
Imperial Holdings                                                         17,700(b)                       141,866
-----------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (1.8%)
Sappi                                                                     23,492                          299,659
-----------------------------------------------------------------------------------------------------------------

SOUTH KOREA (17.1%)
AUTOMOTIVE & RELATED (0.5%)
Hyundai Motor                                                              2,530                           84,172
-----------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (3.4%)
Kookmin Bank                                                              14,920                          543,869
-----------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.9%)
KT&G                                                                       9,140                          151,267
-----------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.8%)
Kumgang Korea Chemical                                                     1,490                          122,159
-----------------------------------------------------------------------------------------------------------------

CHEMICALS (1.7%)
LG Chem                                                                    6,350                          278,629
-----------------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - EMERGING MARKETS FUND

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (CONTINUED)

SOUTH KOREA (CONT.)

ELECTRONICS (8.6%)
LG Electronics                                                             5,990               $          325,364
Samsung Electronics                                                        2,850                        1,052,196
                                                                                               ------------------
Total                                                                                                   1,377,560
-----------------------------------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (1.3%)
SK Telecom                                                                 1,275                          217,505
-----------------------------------------------------------------------------------------------------------------

TAIWAN (13.3%)
AUTOMOTIVE & RELATED (0.9%)
China Motor                                                               85,750                          150,624
-----------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (3.7%)
Chinatrust Financial Holding                                             425,130                          345,999
Taishin Financial Holdings                                               443,000                          252,899
Total                                                                                                     598,898
-----------------------------------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Formosa Chemicals & Fibre                                                185,480                          242,181
-----------------------------------------------------------------------------------------------------------------

COMPUTER HARDWARE (3.4%)
Compal Electronics                                                       162,000                          246,619
Hon Hai Precision Inds                                                    73,600                          303,811
                                                                                               ------------------
Total                                                                                                     550,430
-----------------------------------------------------------------------------------------------------------------

ELECTRONICS (2.9%)
Taiwan Semiconductor Mfg                                                 218,560                          428,700
United Microelectronics                                                   48,000                           45,751
                                                                                               ------------------
Total                                                                                                     474,451
-----------------------------------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (0.9%)
Evergreen Marine                                                         207,060                          142,453
-----------------------------------------------------------------------------------------------------------------

THAILAND (3.8%)
BANKS AND SAVINGS & LOANS (1.9%)
Bangkok Bank                                                             149,300               $          307,030
-----------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.9%)
Siam Cement                                                               35,900                          148,528
-----------------------------------------------------------------------------------------------------------------

HOME BUILDING (1.0%)
Land & Houses Public                                                     653,400                          170,148
-----------------------------------------------------------------------------------------------------------------

TURKEY (1.3%)
FOOD (0.7%)
Migros Turk T.A.S                                                     10,693,589                          115,194
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (0.6%)
Koc Holding                                                            9,422,000                           92,758
-----------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost: $12,431,134)                                                                          $       14,532,859
-----------------------------------------------------------------------------------------------------------------

ISSUER                                                               SHARES                          VALUE(a)
PREFERRED STOCK (3.6%)

BRAZIL
Banco Itau Holding
  Financeira                                                           4,353,000               $          329,599
-----------------------------------------------------------------------------------------------------------------

SOUTH KOREA
Samsung Electronics                                                        1,380                          249,472
-----------------------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
  (Cost: $506,188)                                                                             $          579,071
-----------------------------------------------------------------------------------------------------------------

                                                ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                          OF PURCHASE                  MATURITY                        VALUE(a)
SHORT-TERM SECURITIES (6.1%)

U.S. GOVERNMENT AGENCY
Federal Natl Mtge Assn Disc Nts
   10-08-03                                             0.99%          $           500,000             $           499,456
   11-26-03                                             1.07                       500,000                         498,772
--------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
  (Cost: $998,156)                                                                                     $           998,228
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost: $13,935,478)(d)                                                                               $        16,110,158
==========================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $14,119,848 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                                        $   2,063,264
    Unrealized depreciation                                                                                              (72,954)
    ----------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation                                                                                    $   1,990,310
    ----------------------------------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - EQUITY SELECT FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                               SHARES                         VALUE(a)
COMMON STOCKS (96.2%)

BROKER DEALERS (2.2%)
Legg Mason                                                                51,985               $        3,734,083
-----------------------------------------------------------------------------------------------------------------

CHEMICALS (1.9%)
Sigma-Aldrich                                                             58,586                        3,207,584
-----------------------------------------------------------------------------------------------------------------

COMPUTER HARDWARE (1.6%)
Network Appliance                                                        112,500(b)                     2,521,125
NVIDIA                                                                    12,400(b)                       225,184
                                                                                               ------------------
Total                                                                                                   2,746,309
-----------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (23.9%)
Acxiom                                                                   122,295(b)                     1,976,287
Advent Software                                                           47,614(b)                       804,677
BMC Software                                                             225,067(b)                     3,303,984
Citrix Systems                                                            18,800(b)                       387,092
Dendrite Intl                                                            212,305(b)                     3,089,038
Digital River                                                             26,000(b)                       693,680
DST Systems                                                               32,962(b)                     1,305,295
Electronic Arts                                                           11,450(b)                     1,027,638
Fair, Isaac & Co                                                          77,905                        4,565,232
Fiserv                                                                   122,613(b)                     4,763,514
Intuit                                                                    29,672(b)                     1,344,735
Investors Financial Services                                              56,945                        1,702,086
Juniper Networks                                                          56,300(b)                       969,486
Kronos                                                                     8,650(b)                       499,909
Magma Design Automation                                                   21,600(b)                       455,760
Manugistics Group                                                        134,265(b)                       617,619
McData Cl B                                                              147,934(b)                     1,488,216
Mercury Interactive                                                       10,900(b)                       478,401
NetScreen Technologies                                                    68,100(b)                     1,629,633
Paychex                                                                  121,155                        4,361,580
QLogic                                                                    13,500(b)                       661,770
Reynolds & Reynolds Cl A                                                  13,600                          395,080
SunGard Data Systems                                                     133,000(b)                     3,750,600
Symantec                                                                   3,200(b)                       183,776
Synopsys                                                                   2,450(b)                       167,115
                                                                                               ------------------
Total                                                                                                  40,622,203
-----------------------------------------------------------------------------------------------------------------

ELECTRONICS (9.9%)
Altera                                                                    51,300(b)                     1,151,172
American Power Conversion                                                122,850                        2,201,472
Broadcom Cl A                                                             28,900(b)                       794,172
Integrated Circuit Systems                                                14,900(b)                       514,348
KLA-Tencor                                                                23,130(b)                     1,372,997
Maxim Integrated Products                                                 79,924                        3,589,387
Microchip Technology                                                     121,137                        3,393,047
Micron Technology                                                         39,000(b)                       560,040
Novellus Systems                                                          77,926(b)                     3,113,923
Symbol Technologies                                                       12,100                          163,834
                                                                                               ------------------
Total                                                                                                  16,854,392
-----------------------------------------------------------------------------------------------------------------

ENERGY (6.3%)
Apache                                                                    37,573               $        2,591,786
Murphy Oil                                                                63,288                        3,653,616
Newfield Exploration                                                      43,239(b)                     1,698,860
Pogo Producing                                                            59,193                        2,720,510
                                                                                               ------------------
Total                                                                                                  10,664,772
-----------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.6%)
ENSCO Intl                                                                70,362                        1,966,618
Nabors Inds                                                               20,600(b),(c)                   827,090
                                                                                               ------------------
Total                                                                                                   2,793,708
-----------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (0.1%)
CapitalSource                                                             11,900(b)                       209,440
-----------------------------------------------------------------------------------------------------------------

FOOD (0.4%)
Performance Food Group                                                    17,243(b)                       676,098
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (14.8%)
American Pharmaceutical  Partners                                         34,600(b)                     1,648,344
Applera-Applied  Biosystems Group                                         81,119                        1,765,149
Biogen                                                                    51,639(b)                     2,037,675
Biomet                                                                   121,408                        3,609,459
Diagnostic Products                                                       80,435                        3,048,487
Esperion Therapeutics                                                     17,300(b)                       312,957
Gen-Probe                                                                 17,300(b)                     1,094,052
IDEC Pharmaceuticals                                                      57,345(b)                     1,992,739
Invitrogen                                                                55,816(b)                     3,218,909
MedImmune                                                                 93,810(b)                     3,271,154
St. Jude Medical                                                          15,300(b)                       796,671
Techne                                                                    67,255(b)                     2,255,733
                                                                                               ------------------
Total                                                                                                  25,051,329
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (6.9%)
AmerisourceBergen                                                         13,050                          759,641
Express Scripts Cl A                                                      49,509(b)                     3,208,678
First Health Group                                                        44,665(b)                     1,171,116
Health Management  Associates Cl A                                       167,650                        3,735,243
Lincare Holdings                                                          81,296(b)                     2,815,280
                                                                                               ------------------
Total                                                                                                  11,689,958
-----------------------------------------------------------------------------------------------------------------

INDUSTRIAL SERVICES (3.4%)
Cintas                                                                    44,281                        1,768,140
Fastenal                                                                 101,112                        4,087,958
                                                                                               ------------------
Total                                                                                                   5,856,098
-----------------------------------------------------------------------------------------------------------------

INSURANCE (0.2%)
Axis Capital Holdings                                                     15,300(b),(c)                  375,615
-----------------------------------------------------------------------------------------------------------------

MEDIA (3.9%)
Catalina Marketing                                                        45,880(b)            $          638,191
Citadel Broadcasting                                                      19,500(b)                       430,560
Univision Communications Cl A                                             94,166(b)                     3,530,283
Westwood One                                                              64,009(b)                     2,054,689
                                                                                               ------------------
Total                                                                                                   6,653,723
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (6.1%)
Danaher                                                                   39,807                        3,075,092
DeVry                                                                     98,475(b)                     2,555,426
Martin Marietta Materials                                                 44,536                        1,702,611
Robert Half Intl                                                          86,577(b)                     1,925,472
Strayer Education                                                         11,750                        1,122,125
                                                                                               ------------------
Total                                                                                                  10,380,726
-----------------------------------------------------------------------------------------------------------------

RESTAURANTS (5.1%)
Brinker Intl                                                              90,450(b)                     3,093,390
CBRL Group                                                                43,201                        1,506,851
Cheesecake Factory (The)                                                  49,448(b)                     1,801,885
Starbucks                                                                 82,252(b)                     2,339,247
                                                                                               ------------------
Total                                                                                                   8,741,373
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GENERAL (7.3%)
99 Cents Only Stores                                                      93,420(b)                     3,347,239
Whole Foods Market                                                        78,539(b)                     4,267,024
Williams-Sonoma                                                          160,222(b)                     4,904,395
                                                                                               ------------------
Total                                                                                                  12,518,658
-----------------------------------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (0.6%)
Corning                                                                   46,700(b)                       385,275
JDS Uniphase                                                             209,000(b)                       718,960
                                                                                               ------------------
Total                                                                                                   1,104,235
-----------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost: $147,828,652)                                                                         $      163,880,304
-----------------------------------------------------------------------------------------------------------------

                                                ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
SHORT-TERM SECURITIES (4.1%)

U.S. GOVERNMENT AGENCY (3.0%)
Federal Natl Mtge Assn Disc Nts
   10-01-03                                             0.98%          $         1,000,000             $           999,093
   10-22-03                                             1.00                     1,300,000                       1,298,071
   11-12-03                                             1.07                     2,900,000                       2,894,053
                                                                                                       -------------------
Total                                                                                                            5,191,217
--------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.1%)
Societe Generale North America
   09-02-03                                             1.05                     1,800,000                       1,799,790
--------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
  (Cost: $6,990,680)                                                                                   $         6,991,007
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost: $154,819,332)(d)                                                                              $       170,871,311
==========================================================================================================================

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - EQUITY SELECT FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 0.7% of net assets.

(d) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $155,653,190 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                                        $  18,633,071
    Unrealized depreciation                                                                                           (3,414,950)
--------------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation                                                                                    $  15,218,121
--------------------------------------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - GLOBAL BOND FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (94.7%)(c)

AUSTRALIA (1.7%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11                                            10.75%          $            50,000(d)          $            51,250
New South Wales Treasury
  (Australian Dollar)
   03-01-08                                             8.00                     4,150,000                       2,959,263
Telstra
  (U.S. Dollar)
   04-01-12                                             6.38                       250,000                         272,739
Westpac Banking
  (Japanese Yen)
   09-22-03                                             0.88                   220,000,000                       1,886,591
                                                                                                       -------------------
Total                                                                                                            5,169,843
--------------------------------------------------------------------------------------------------------------------------

AUSTRIA (2.9%)
Oesterreich Kontrollbank
  (Japanese Yen)
   03-22-10                                             1.80                   530,000,000                       4,795,391
Republic of Austria
  (European Monetary Unit)
   10-20-07                                             5.50                     3,500,000                       4,153,339
                                                                                                       -------------------
Total                                                                                                            8,948,730
--------------------------------------------------------------------------------------------------------------------------

BRAZIL (1.0%)
Federal Republic of Brazil
  (U.S. Dollar)
   03-12-08                                            11.50                       700,000                         742,000
   04-15-10                                            12.00                     1,700,000                       1,786,700
   04-15-14                                             8.00                       714,217                         643,010
                                                                                                       -------------------
Total                                                                                                            3,171,710
--------------------------------------------------------------------------------------------------------------------------

CANADA (3.4%)
Canadian Pacific Railway
  (Canadian Dollar)
   06-15-10                                             4.90                       195,000(d)                      137,641
CanWest Media
  (U.S. Dollar) Series B
   04-15-13                                             7.63                       125,000                         129,375
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                                             7.25                       100,000(d)                       98,196
Conoco Funding
  (U.S. Dollar)
   10-15-11                                             6.35                       300,000                         326,513
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                                             8.75                        80,000                          84,600
Govt of Canada
  (Canadian Dollar)
   11-05-08                                             5.25                     1,000,000                       1,073,974
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13                                             6.75                       150,000(d)                      148,125
Province of British Columbia
  (Canadian Dollar)
   08-23-10                                             6.38%                    3,900,000             $         3,070,405
Province of Ontario
  (Canadian Dollar)
   03-08-06                                             5.90                     2,000,000                       1,524,594
  (Japanese Yen)
   01-25-10                                             1.88                   180,000,000                       1,626,341
Province of Quebec
  (Japanese Yen) (MBIA Insured)
   05-09-13                                             1.60                    80,000,000(f)                      696,094
  (U.S. Dollar)
   12-01-05                                             6.50                     2,000,000                       1,536,662
Rogers Cable
  (U.S. Dollar)
   06-15-13                                             6.25                       165,000                         154,894
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13                                             7.63                       100,000                         103,250
                                                                                                       -------------------
Total                                                                                                           10,710,664
--------------------------------------------------------------------------------------------------------------------------

COLOMBIA (0.5%)
Republic of Colombia
  (U.S. Dollar)
   01-23-12                                            10.00                     1,500,000                       1,620,000
--------------------------------------------------------------------------------------------------------------------------

CROATIA (0.1%)
Croatia
  (European Monetary Unit)
   03-14-11                                             6.75                       340,000                         411,921
--------------------------------------------------------------------------------------------------------------------------

DENMARK (0.9%)
Kingdom of Denmark
  (Danish Krone)
   03-15-06                                             8.00                     8,000,000                       1,321,974
Realkredit Danmark
  (Danish Krone)
   01-01-05                                             4.00                     9,000,000                       1,353,969
                                                                                                       -------------------
Total                                                                                                            2,675,943
--------------------------------------------------------------------------------------------------------------------------

DOMINICAN REPUBLIC (0.4%)
Dominican Republic
  (U.S. Dollar)
   01-23-13                                             9.04                     1,300,000(d)                    1,228,500
--------------------------------------------------------------------------------------------------------------------------

EL SALVADOR (0.3%)
Republic of El Salvador
  (U.S. Dollar)
   01-24-23                                             7.75                     1,010,000(d)                    1,040,300
--------------------------------------------------------------------------------------------------------------------------

FINLAND (2.2%)
Republic of Finland
  (European Monetary Unit)
   07-04-06                                             2.75                     6,380,000                       6,966,446
--------------------------------------------------------------------------------------------------------------------------

FRANCE (5.8%)
Cie Financement Foncier
  (European Monetary Unit)
   06-24-05                                             5.00%                      900,000             $         1,027,593
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13                                            10.88                        25,000(d)                       27,375
Dexia Municipal Agency
  (European Monetary Unit)
   04-26-07                                             5.38                     2,200,000                       2,582,620
France Telecom
  (U.S. Dollar)
   03-01-06                                             8.70                       350,000                         388,986
Govt of France
  (European Monetary Unit)
   04-25-05                                             7.50                     2,800,000                       3,311,134
   01-12-07                                             3.75                     6,700,000                       7,495,176
   10-25-11                                             5.00                     2,300,000                       2,689,540
Michelin Finance Luxembourg
  (European Monetary Unit)
   04-16-09                                             6.13                       250,000                         298,157
Rhodia
  (U.S. Dollar)
   06-01-10                                             7.63                        10,000(d)                       10,200
   06-01-11                                             8.88                         5,000(d)                        5,025
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08                                             6.25                        85,000(d)                       85,000
                                                                                                       -------------------
Total                                                                                                           17,920,806
--------------------------------------------------------------------------------------------------------------------------

GERMANY (14.1%)
Allgemeine Hypo Bank
  (European Monetary Unit)
   09-02-09                                             5.00                     1,410,000(d)                    1,635,684
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13                                             1.40                    80,000,000                         684,848
DaimlerChrysler North American Holding
  (European Monetary Unit)
   01-16-07                                             5.63                       330,000                         379,549
Depfa Pfandbriefbank
  (European Monetary Unit)
   01-15-10                                             5.50                     1,200,000                       1,431,616
Deutsche Bank
  (European Monetary Unit)
   07-28-09                                             4.25                       250,000                         276,818
Deutsche Telekom Intl Finance
  (European Monetary Unit)
   05-29-07                                             7.50                       250,000                         305,813
  (U.S. Dollar)
   07-22-13                                             5.25                       700,000                         671,321
Eurohypo AG
  (European Monetary Unit)
   07-05-10                                             5.75                     1,500,000                       1,816,762

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - GLOBAL BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)
GERMANY (CONT.)

Federal Republic of Germany
  (European Monetary Unit)
   08-19-05                                             5.00%                    4,400,000             $         5,038,974
   07-04-08                                             4.13                     5,400,000                       6,089,278
   07-04-09                                             4.50                     5,500,000                       6,290,251
   01-04-10                                             5.38                     4,240,000                       5,066,628
   06-20-16                                             6.00                     2,914,364                       3,678,847
   07-04-27                                             6.50                     3,570,000                       4,821,803
Hypothekenbk In Essen
  (European Monetary Unit)
   07-06-09                                             4.25                     1,400,000                       1,567,100
KFW Intl Finance
  (British Pound)
   12-07-05                                             6.38                     1,600,000                       2,641,756
Westfaelische Hypobank
  (European Monetary Unit)
   04-24-06                                             4.75                     1,200,000                       1,372,289
                                                                                                       -------------------
Total                                                                                                           43,769,337
--------------------------------------------------------------------------------------------------------------------------

GREECE (3.3%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06                                             2.75                     4,700,000                       5,117,392
   05-18-11                                             5.35                     4,300,000                       5,106,200
                                                                                                       -------------------
Total                                                                                                           10,223,592
--------------------------------------------------------------------------------------------------------------------------

HUNGARY (1.8%)
Govt of Hungary
  (Hungarian Forint)
   04-12-05                                             7.75                   970,000,000                       4,062,840
   02-12-11                                             7.50                   390,000,000                       1,674,078
                                                                                                       -------------------
Total                                                                                                            5,736,918
--------------------------------------------------------------------------------------------------------------------------

IRELAND (--%)
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12                                             9.63                        60,000                          64,800
--------------------------------------------------------------------------------------------------------------------------

ITALY (2.8%)
Buoni Poliennali Del Tes
  (European Monetary Unit)
   11-01-26                                             7.25                     3,075,191                       4,458,785
Republic of Italy
  (Japanese Yen)
   03-27-08                                             3.80                   400,000,000                       3,908,687
Telecom Italia
  (European Monetary Unit)
   02-01-07                                             5.63                       250,000                         287,924
                                                                                                       -------------------
Total                                                                                                            8,655,396
--------------------------------------------------------------------------------------------------------------------------

JAPAN (2.4%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12                                             1.40                   770,000,000                       6,623,628
Toyota Motor Credit
  (Japanese Yen)
   06-09-08                                              .75                   113,000,000                         963,617
                                                                                                       -------------------
Total                                                                                                            7,587,245
--------------------------------------------------------------------------------------------------------------------------

MALAYSIA (0.2%)
Petronas Capital
  (U.S. Dollar)
   05-22-12                                             7.00%          $           700,000(d)          $           765,774
--------------------------------------------------------------------------------------------------------------------------

MEXICO (1.0%)
United Mexican States
  (U.S. Dollar)
   03-03-15                                             6.63                     3,060,000                       3,044,700
--------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (2.2%)
Bank of Nederlandse Gemeenten
  (British Pound)
   08-06-07                                             7.38                       760,000                       1,317,264
Govt of Netherlands
  (European Monetary Unit)
   07-15-12                                             5.00                     4,500,000                       5,259,110
Intl Nederland Bank
  (European Monetary Unit) Sr Nts
   01-29-09                                             4.25                       300,000                         336,488
                                                                                                       -------------------
Total                                                                                                            6,912,862
--------------------------------------------------------------------------------------------------------------------------

NETHERLANDS ANTILLES (0.2%)
RWE Finance
  (European Monetary Unit)
   10-26-07                                             5.50                       250,000                         292,663
Vodafone Finance
  (European Monetary Unit)
   05-27-09                                             4.75                       360,000                         405,634
                                                                                                       -------------------
Total                                                                                                              698,297
--------------------------------------------------------------------------------------------------------------------------

NEW ZEALAND (1.0%)
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06                                             8.00                     5,100,000                       3,153,208
--------------------------------------------------------------------------------------------------------------------------

NORWAY (1.7%)
A/S Eksportfinans
  (Japanese Yen)
   06-21-10                                             1.80                   180,000,000                       1,610,614
Govt of Norway
  (Norwegian Krone)
   05-16-11                                             6.00                    27,000,000                       3,850,377
                                                                                                       -------------------
Total                                                                                                            5,460,991
--------------------------------------------------------------------------------------------------------------------------

PERU (0.4%)
Republic of Peru
  (U.S. Dollar)
   02-21-12                                             9.13                       250,000                         267,500
   02-06-15                                             9.88                       950,000                       1,045,000
                                                                                                       -------------------
Total                                                                                                            1,312,500
--------------------------------------------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.1%)
Republic of Philippines
  (U.S. Dollar)
   01-15-19                                             9.88                       370,000                         386,650
--------------------------------------------------------------------------------------------------------------------------

POLAND (0.4%)
Republic of Poland
  (Polish Zloty)
   02-12-06                                             8.50                     4,850,000                       1,315,747
--------------------------------------------------------------------------------------------------------------------------

ROMANIA (0.1%)
Govt of Romania
  (European Monetary Unit)
   05-08-12                                             8.50%                      240,000             $           293,007
--------------------------------------------------------------------------------------------------------------------------

RUSSIA (0.5%)
Federation of Russia
  (U.S. Dollar)
   03-31-30                                             5.00                     1,300,000(d),(k)                1,187,875
   03-31-30                                             5.00                       300,000(k)                      274,500
                                                                                                       -------------------
Total                                                                                                            1,462,375
--------------------------------------------------------------------------------------------------------------------------

SINGAPORE (--%)
Flextronics Intl
  (U.S. Dollar) Sr Sub Nts
   05-15-13                                             6.50                       100,000(d)                       95,750
--------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
  (Japanese Yen)
   06-25-08                                             0.98                    40,000,000                         332,388
--------------------------------------------------------------------------------------------------------------------------

SPAIN (5.2%)
Govt of Spain
  (European Monetary Unit)
   10-31-07                                             4.25                     7,300,000                       8,293,619
   01-31-10                                             4.00                     5,800,000                       6,433,496
La Caixa De Barcelona
  (European Monetary Unit)
   03-04-10                                             3.50                     1,500,000                       1,602,964
                                                                                                       -------------------
Total                                                                                                           16,330,079
--------------------------------------------------------------------------------------------------------------------------

SUPRA-NATIONAL (1.9%)
European Investment Bank
  (British Pound)
   12-07-06                                             7.63                     1,500,000                       2,586,091
Inter-American Development Bank
  (Japanese Yen)
   07-08-09                                             1.90                   361,000,000                       3,290,618
                                                                                                       -------------------
Total                                                                                                            5,876,709
--------------------------------------------------------------------------------------------------------------------------

SWEDEN (0.4%)
Govt of Sweden
  (Swedish Krona)
   04-20-06                                             3.50                    10,300,000                       1,227,569
--------------------------------------------------------------------------------------------------------------------------

UKRAINE (0.2%)
Govt of Ukraine
  (U.S. Dollar)
   06-11-13                                             7.65                       550,000(d)                      539,000
--------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (2.0%)
British Telecom
  (U.S. Dollar)
   12-15-10                                             8.38                       350,000                         415,337
GE Financial Assurance
  (Japanese Yen)
   06-20-11                                             1.60                    80,000,000                         662,367
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12                                             5.25                       300,000                         299,190

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - GLOBAL BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

UNITED KINGDOM (CONT.)

United Kingdom Treasury
  (British Pound)
   12-07-06                                             7.50%                      350,000             $           606,483
   12-07-07                                             7.25                     2,350,000                       4,122,278
                                                                                                       -------------------
Total                                                                                                            6,105,655
--------------------------------------------------------------------------------------------------------------------------

UNITED STATES (33.6%)
Airgas
  (U.S. Dollar)
   10-01-11                                             9.13                        75,000                          82,500
Allied Waste North America
  (U.S. Dollar) Series B
   04-01-08                                             8.88                       100,000                         107,250
AmerisourceBergen
  (U.S. Dollar) Sr Nts
   11-15-12                                             7.25                        25,000                          25,250
ANR Pipeline
  (U.S. Dollar) Sr Nts
   03-15-10                                             8.88                       100,000                         105,500
AOL Time Warner
  (U.S. Dollar)
   05-01-12                                             6.88                       600,000                         652,120
Apogent Technologies
  (U.S. Dollar) Sr Sub Nts
   05-15-13                                             6.50                       100,000(d)                       98,250
ASIF Global Financing
  (U.S. Dollar)
   01-17-13                                             4.90                       900,000(d)                      876,888
AT&T
  (U.S. Dollar)
   03-15-09                                             6.00                         5,000                           5,188
  (U.S. Dollar) Sr Nts
   11-15-06                                             7.00                       250,000                         277,243
AT&T Broadband
  (U.S. Dollar)
   03-15-13                                             8.38                        48,000                          57,013
AT&T Wireless Services
  (U.S. Dollar) Sr Nts
   03-01-11                                             7.88                       300,000                         338,868
Ball
  (U.S. Dollar)
   12-15-12                                             6.88                       145,000                         146,450
Bank of America
  (U.S. Dollar) Sr Nts
   02-01-07                                             5.25                       500,000                         532,010
  (U.S. Dollar) Sub Nts
   08-15-13                                             4.75                       500,000                         479,717
Bayerische Landesbank
  (U.S. Dollar) Sub Nts
   12-01-08                                             5.88                       800,000                         860,646
Bear Stearns Commercial Mtge Securities
  (U.S. Dollar) Series 2003-T10 Cl A1
   03-13-40                                             4.00                       393,406                         385,861
CBD Media/Finance
  (U.S. Dollar) Sr Sub Nts
   06-01-11                                             8.63                        60,000(d)                       63,000
Chiquita Brands Intl
  (U.S. Dollar) Sr Nts
   03-15-09                                            10.56                        75,000                          81,750
Choctaw Resort Development Enterprises
  (U.S. Dollar) Sr Nts
   04-01-09                                             9.25%          $            85,000             $            91,056
Citibank Credit Card Issuance Trust
  (U.S. Dollar) Series 2003-A5 Cl A5
   04-07-08                                             2.50                       200,000                         198,832
  (U.S. Dollar) Series 2003-A6 Cl A6
   05-17-10                                             2.90                       200,000                         200,970
Citicorp
  (Deutsche Mark)
   09-19-09                                             6.25                     3,000,000                       1,829,479
Coast Hotels & Casino
  (U.S. Dollar)
   04-01-09                                             9.50                        90,000                          95,850
Comcast
  (U.S. Dollar)
   03-15-11                                             5.50                       600,000                         603,305
Compass Minerals Group
  (U.S. Dollar)
   08-15-11                                            10.00                       115,000                         127,075
Cott Beverages
  (U.S. Dollar)
   12-15-11                                             8.00                        50,000                          52,250
D.R. Horton
  (U.S. Dollar) Sr Nts
   05-01-13                                             6.88                        75,000                          72,375
DaimlerChrysler North American Holding
  (U.S. Dollar)
   06-04-08                                             4.05                       500,000                         478,744
Del Monte
  (U.S. Dollar) Series B
   05-15-11                                             9.25                       100,000                         106,000
Dex Media West/Finance
  (U.S. Dollar) Sr Nts
   08-15-10                                             8.50                        35,000(d)                       38,063
  (U.S. Dollar) Sr Sub Nts
   08-15-13                                             9.88                        30,000(d)                       33,450
DirectTV Holdings/Finance
  (U.S. Dollar) Sr Nts
   03-15-13                                             8.38                        75,000(d)                       81,938
El Paso Production Holding
  (U.S. Dollar)
   06-01-13                                             7.75                        90,000(d)                       86,400
Emmis Communications
  (U.S. Dollar) Series B
   03-15-09                                             8.13                       110,000                         113,575
Euramax Intl
  (U.S. Dollar) Sr Sub Nts
   08-15-11                                             8.50                        25,000(d)                       25,250
Federal Home Loan Mtge Corp
  (European Monetary Unit)
   01-15-06                                             5.25                       900,000                       1,038,675
  (U.S. Dollar)
   07-01-17                                             6.00                       686,863                         710,451
   09-01-17                                             6.50                       443,529                         465,248
   08-01-32                                             6.50                       451,636                         467,770
   04-01-33                                             6.00                     1,518,753                       1,548,374
Federal Natl Mtge Assn
  (U.S. Dollar)
   08-15-04                                             6.50%          $         1,000,000             $         1,048,165
   05-15-08                                             6.00                     3,000,000                       3,293,711
   01-01-13                                             4.92                       317,631                         314,806
   02-01-13                                             4.87                       820,634                         817,115
   04-01-17                                             6.50                       879,548                         931,343
   08-01-17                                             6.00                     1,267,626                       1,320,692
   09-01-17                                             6.00                       983,938                       1,024,668
   08-01-18                                             4.50                       500,000                         491,328
   09-01-18                                             5.00                     1,940,000(h)                    1,945,451
   10-01-18                                             5.00                     1,500,000(h)                    1,499,532
   10-01-18                                             5.50                     2,500,000(h)                    2,544,530
   09-01-23                                             5.00                       850,000(h)                      831,938
   03-01-29                                             6.50                       620,198                         642,685
   07-01-29                                             6.50                     1,100,000(h)                    1,137,125
   08-01-29                                             6.50                     2,500,000(h)                    2,578,125
   05-01-32                                             7.50                       698,379                         742,313
   07-01-32                                             6.50                       600,249                         621,320
   08-01-32                                             6.50                       667,933                         691,380
   11-01-32                                             7.50                     1,195,121                       1,270,305
   03-01-33                                             5.50                     1,482,390                       1,478,037
   03-01-33                                             6.00                     2,128,511                       2,164,046
   04-01-33                                             6.00                     3,304,138                       3,367,561
   07-01-33                                             7.00                     2,800,000(h)                    2,948,750
   09-01-33                                             5.00                       900,000(h)                      870,192
   10-01-32                                             5.50                     5,100,000(h)                    5,058,562
  Collateralized Mtge Obligation
  (U.S. Dollar)
   10-25-42                                             7.50                       457,895(l)                      494,670
Fisher Scientific Intl
  (U.S. Dollar) Sr Sub Nts
   09-01-13                                             8.00                        35,000(d)                       35,963
Ford Motor
  (U.S. Dollar)
   10-01-28                                             6.63                       326,000                         266,125
General Electric
  (U.S. Dollar)
   02-01-13                                             5.00                       550,000                         539,484
General Electric Capital
  (European Monetary Unit)
   06-20-07                                             5.13                       250,000                         289,449
Georgia-Pacific
  (U.S. Dollar) Sr Nts
   02-01-10                                             8.88                        65,000(d)                       68,250
   02-01-13                                             9.38                        25,000(d)                       26,750
GMAC
  (U.S. Dollar)
   09-15-06                                             6.13                     1,000,000                       1,043,427
Goldman Sachs Group
  (U.S. Dollar)
   05-15-09                                             6.65                       250,000                         277,528
   07-15-13                                             4.75                       300,000                         284,130

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - GLOBAL BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

UNITED STATES (CONT.)

Govt Natl Mtge Assn
  (U.S. Dollar)
   03-15-33                                             7.00%          $           349,449             $           369,513
   09-01-33                                             5.50                     1,200,000(h)                    1,198,128
  Collateralized Mtge Obligation
  Interest Only
  (U.S. Dollar)
   01-20-32                                            10.48                     3,000,000(b),(l)                  457,013
Grant Prideco Escrow
  (U.S. Dollar)
   12-15-09                                             9.00                       125,000                         131,563
Graphic Packaging Intl
  (U.S. Dollar) Sr Nts
   08-15-11                                             8.50                        25,000(d)                       26,125
Greenwich Capital Commercial Funding
  (U.S. Dollar) Series 2002-C1 Cl A4
   01-11-35                                             4.95                       375,000                         368,825
Gulfterra Energy Partner
  (U.S. Dollar) Sr Nts
   06-01-10                                             6.25                        50,000(d)                       48,500
Hilton Hotels
  (U.S. Dollar)
   12-01-12                                             7.63                       100,000                         105,750
Household Finance
  (U.S. Dollar)
   10-15-11                                             6.38                       800,000                         856,294
Intl Paper
  (European Monetary Unit)
   08-11-06                                             5.38                       350,000                         399,767
IPALCO Enterprises
  (U.S. Dollar)
   11-14-08                                             8.38                       140,000                         147,000
J.P. Morgan Chase
  (U.S. Dollar) Sub Nts
   02-01-11                                             6.75                       300,000                         332,158
Jorgensen Earle M.
  (U.S. Dollar)
   06-01-12                                             9.75                        30,000                          31,650
Joy Global
  (U.S. Dollar) Series B
   03-15-12                                             8.75                        35,000                          37,800
Key Energy Services
  (U.S. Dollar) Sr Nts
   03-01-08                                             8.38                        65,000                          67,925
   05-01-13                                             6.38                        45,000                          42,750
Kinetic Concepts
  (U.S. Dollar) Sr Sub Nts
   05-15-13                                             7.38                        60,000(d)                       60,000
L-3 Communications
  (U.S. Dollar)
   06-15-12                                             7.63                       150,000                         156,375
LaBranche
  (U.S. Dollar) Sr Sub Nts
   03-02-07                                            12.00                       175,000                         190,750
Lamar Media
  (U.S. Dollar)
   09-15-07                                             8.63                       165,000                         170,362
  (U.S. Dollar) Sr Sub Nts
   01-01-13                                             7.25                        40,000(d)                       41,500
Lehman Brothers Holdings
  (U.S. Dollar)
   08-07-08                                             3.50%          $           300,000             $           290,901
MacDermid
  (U.S. Dollar)
   07-15-11                                             9.13                        20,000                          22,000
MBNA Credit Card Master Note Trust
  (U.S. Dollar) Series 2003-A1 Cl A1
   07-15-10                                             3.30                       200,000                         197,086
Merisant
  (U.S. Dollar) Sr Sub Nts
   07-15-13                                             9.50                        60,000(d)                       63,600
Meritage
  (U.S. Dollar) Sr Nts
   06-01-11                                             9.75                        55,000                          58,644
Metris Master Trust
  (U.S. Dollar) Series 2001-1 Cl C
   12-20-07                                             2.85                       300,000(d)                      255,000
  (U.S. Dollar) Series 2001-3 Cl C
   07-21-08                                             2.80                       200,000(d)                      156,000
Mohegan Tribal Gaming
  (U.S. Dollar) Sr Sub Nts
   07-15-09                                             6.38                        25,000(d)                       24,938
Morgan Stanley, Dean Witter
  (European Monetary Unit)
   03-16-06                                             5.25                     1,100,000                       1,264,685
Morris Publishing
  (U.S. Dollar) Sr Sub Nts
   08-01-13                                             7.00                        35,000(d)                       35,000
Newfield Exploration
  (U.S. Dollar) Sr Sub Nts
   08-15-12                                             8.38                       170,000                         180,200
Nextel Communications
  (U.S. Dollar) Sr Nts
   08-01-15                                             7.38                        80,000                          80,000
Nissan Auto Receivables Owner Trust
  (U.S. Dollar) Series 2003-A Cl A4
   07-15-08                                             2.61                       200,000                         198,703
Northwest Pipeline
  (U.S. Dollar) Sr Nts
   03-01-10                                             8.13                         5,000                           5,200
NVR
  (U.S. Dollar) Sr Nts
   06-15-10                                             5.00                       210,000                         196,350
Offshore Logistics
  (U.S. Dollar)
   06-15-13                                             6.13                        15,000(d)                       14,250
Omnicare
  (U.S. Dollar) Sr Sub Nts
   06-01-13                                             6.13                       110,000                         104,775
Owens-Brockway Glass
  (U.S. Dollar)
   05-15-11                                             7.75                        70,000(d)                       70,350
Park Place Entertainment
  (U.S. Dollar) Sr Nts
   04-15-13                                             7.00                        20,000                          20,650
  (U.S. Dollar) Sr Sub Nts
   05-15-11                                             8.13                        40,000                          43,200
Peabody Energy
  (U.S. Dollar) Series B
   03-15-13                                             6.88%          $            95,000             $            95,000
Qwest
  (U.S. Dollar)
   11-01-04                                             7.20                        85,000                          86,275
Ryland Group
  (U.S. Dollar) Sr Nts
   06-01-08                                             5.38                       170,000                         168,725
SBC Communications
  (U.S. Dollar)
   08-15-12                                             5.88                       200,000                         211,318
Schuler Homes
  (U.S. Dollar)
   07-15-09                                             9.38                        40,000                          43,000
Smurfit-Stone Container
  (U.S. Dollar)
   10-01-12                                             8.25                        40,000                          41,400
Sonic Automotive
  (U.S. Dollar) Sr Sub Nts
   08-15-13                                             8.63                        30,000(d)                       30,300
Southern Natural Gas
  (U.S. Dollar) Sr Nts
   03-15-10                                             8.88                       105,000                         110,775
Sprint Capital
  (U.S. Dollar)
   03-15-12                                             8.38                       200,000                         227,144
SPX
  (U.S. Dollar) Sr Nts
   06-15-11                                             6.25                       155,000                         151,900
Stone Container
  (U.S. Dollar) Sr Nts
   07-01-12                                             8.38                        90,000                          95,400
Susquehanna Media
  (U.S. Dollar) Sr Sub Nts
   04-15-13                                             7.38                        15,000                          15,281
TD Funding
  (U.S. Dollar) Sr Sub Nts
   07-15-11                                             8.38                       100,000(d)                      104,250
Teco Energy
  (U.S. Dollar) Sr Nts
   06-15-10                                             7.50                        25,000                          24,375
Tenet Healthcare
  (U.S. Dollar) Sr Nts
   12-01-11                                             6.38                       115,000                         106,950
Toll
  (U.S. Dollar)
   02-01-09                                             8.13                        35,000                          36,838
TRAINS 10-2002
  (U.S. Dollar)
   01-15-12                                             6.96                     1,368,000(d),(e)                1,530,724
Transcontinental Gas Pipeline
  (U.S. Dollar) Series B
   08-15-11                                             7.00                       100,000                          98,125

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - GLOBAL BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

UNITED STATES (CONT.)
U.S. Treasury
  (U.S. Dollar)
   02-15-05                                             7.50%          $         5,700,000(g)          $         6,183,166
   11-15-05                                             5.75                       125,000                         134,878
   05-15-06                                             2.00                       626,000                         621,305
   08-15-06                                             2.38                       310,000                         309,055
   08-15-07                                             3.25                     1,968,000                       1,985,067
   08-15-13                                             4.25                     5,405,000                       5,314,628
   11-15-16                                             7.50                    13,000,000(g)                   16,208,867
   02-15-31                                             5.38                     3,030,000(g)                    3,095,097
Verizon Global Funding
  (U.S. Dollar)
   06-15-07                                             6.13                       500,000                         542,035
Wachovia
  (U.S. Dollar)
   08-15-08                                             3.50                       200,000                         195,042
Washington Mutual
  (U.S. Dollar) Sr Nts
   01-15-07                                             5.63                     1,000,000                       1,070,557
Wells Fargo
  (U.S. Dollar) Sr Nts
   02-15-07                                             5.13                       500,000                         529,043
William Carter
  (U.S. Dollar) Series B
   08-15-11                                            10.88%          $            60,000             $            66,000
XTO Energy
  (U.S. Dollar) Sr Nts
   04-15-12                                             7.50                       130,000                         139,750
   04-15-13                                             6.25                        80,000                          80,000
                                                                                                       -------------------
Total                                                                                                          104,773,640
--------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS
  (Cost: $288,181,764)                                                                                 $       295,989,052
--------------------------------------------------------------------------------------------------------------------------

                                                ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
SHORT-TERM SECURITIES (13.9%)(j)

U.S. GOVERNMENT AGENCIES (4.2%)

Federal Home Loan Bank Disc Nt
   09-26-03                                             1.02%          $         3,800,000             $         3,796,886
Federal Natl Mtge Assn Disc Nt
   09-24-03                                             0.98                     9,400,000                       9,393,737
                                                                                                       -------------------
Total                                                                                                           13,190,623
--------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (9.6%)
BP Capital Markets
   09-02-03                                             1.10                    10,500,000                      10,498,716
Citigroup
   09-02-03                                             1.10                    14,000,000                      13,998,289
Receivables Capital
   09-18-03                                             1.06                     3,300,000(i)                    3,298,057
Societe Generale North America
   09-02-03                                             1.05                     2,300,000                       2,299,732
                                                                                                       -------------------
Total                                                                                                           30,094,794
--------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
  (Cost: $43,286,404)                                                                                  $        43,285,417
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost: $331,468,168)(m)                                                                              $       339,274,469
==========================================================================================================================

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - GLOBAL BOND FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Aug. 31, 2003.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Represents ownership in a cash TRAINS (Targeted Return Index Securities) comprised of a portfolio of 23 corporate bonds selected to target a maturity range of 7 to 15 years in the corresponding Lehman Brothers Credit Index with a current maturity date of Jan 15, 2012.

(f) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

    MBIA -- Municipal Bond Investors Assurance

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

    TYPE OF SECURITY                                                                                              NOTIONAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
    PURCHASE CONTRACTS
    Eurodollar, Sept. 2003, 90-day                                                                                 $  16,250,000
    Eurodollar, Sept. 2007, 90-day                                                                                    15,000,000
    German bund, Sept. 2003, 10-year                                                                                   2,800,000

(h) At Aug. 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $20,736,065.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j) At Aug. 31, 2003, cash or short-term securities were held to cover open call options on futures written as follows (see Note 8 to the financial statements):

                                                    NOTIONAL                 EXERCISE           EXPIRATION
    ISSUER                                           AMOUNT                   PRICE                DATE               VALUE(a)
    ----------------------------------------------------------------------------------------------------------------------------
    U.S. Treasury Bonds, 10-year                 $   3,300,000               $ 110.00            Dec. 2003         $      61,360

    At Aug. 31, 2003, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 8 to the financial statements):

                                                    NOTIONAL                 EXERCISE           EXPIRATION
    ISSUER                                           AMOUNT                   PRICE                DATE               VALUE(a)
    ----------------------------------------------------------------------------------------------------------------------------
    U.S. Treasury Bonds, 10-year                 $   3,300,000               $ 110.00            Dec. 2003         $      70,640

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(l) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(m) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $331,532,298 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                                        $  11,438,789
    Unrealized depreciation                                                                                           (3,696,618)
    ----------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation                                                                                    $   7,742,171
    ----------------------------------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - GROWTH FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                               SHARES                         VALUE(a)
COMMON STOCKS (86.6%)

AEROSPACE & DEFENSE (2.9%)
Boeing                                                                    18,300               $          684,237
Lockheed Martin                                                           88,500                        4,533,855
Northrop Grumman                                                           4,800                          458,304
United Technologies                                                        8,700                          698,175
                                                                                               ------------------
Total                                                                                                   6,374,571
-----------------------------------------------------------------------------------------------------------------

AIRLINES (0.4%)
JetBlue Airways                                                           15,100(b)                       813,890
-----------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (0.3%)
U.S. Bancorp                                                              27,600                          659,640
-----------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (4.4%)
Altria Group                                                              78,500                        3,235,770
Anheuser-Busch                                                            20,500                        1,056,570
Coca-Cola                                                                 37,730                        1,642,010
Pepsi Bottling Group                                                      49,700                        1,198,764
PepsiCo                                                                   58,317                        2,597,439
                                                                                               ------------------
Total                                                                                                   9,730,553
-----------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.2%)
American Standard                                                          4,500(b)                       360,855
-----------------------------------------------------------------------------------------------------------------

CABLE (3.4%)
Comcast Cl A                                                              40,400(b)                     1,201,900
EchoStar Communications Cl A                                              61,600(b)                     2,273,040
NTL                                                                      103,900(b)                     4,180,936
                                                                                               ------------------
Total                                                                                                   7,655,876
-----------------------------------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (1.0%)
Vodafone Group                                                           642,300(c)                     1,175,972
Vodafone Group ADR                                                        53,200(c)                       973,560
                                                                                               ------------------
Total                                                                                                   2,149,532
-----------------------------------------------------------------------------------------------------------------

CHEMICALS (0.5%)
Dow Chemical                                                              13,300                          459,249
Eastman Chemical                                                          15,600                          558,636
                                                                                               ------------------
Total                                                                                                   1,017,885
-----------------------------------------------------------------------------------------------------------------

COMPUTER HARDWARE (2.5%)
Cisco Systems                                                             86,300(b)                     1,652,645
Dell                                                                      49,100(b)                     1,602,133
Sun Microsystems                                                         589,000(b)                     2,273,540
                                                                                               ------------------
Total                                                                                                   5,528,318
-----------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (6.3%)
Affiliated Computer Services Cl A                                         16,100(b)                       798,721
First Data                                                                74,300                        2,853,120
Microsoft                                                                353,846                        9,383,996
Network Associates                                                        16,100(b)                       224,112
Oracle                                                                    64,100(b)                       819,198
                                                                                               ------------------
Total                                                                                                  14,079,147
-----------------------------------------------------------------------------------------------------------------

ELECTRONICS (0.4%)
Taiwan Semiconductor
  Mfg ADR                                                                 79,204(b),(c)        $          933,023
-----------------------------------------------------------------------------------------------------------------

ENERGY (3.4%)
Anadarko Petroleum                                                        44,300                        1,927,050
Apache                                                                    30,794                        2,124,170
Burlington Resources                                                      38,500                        1,864,170
Devon Energy                                                              12,791                          661,934
Newfield Exploration                                                      11,500(b)                       451,835
XTO Energy                                                                22,200                          465,978
                                                                                               ------------------
Total                                                                                                   7,495,137
-----------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)
ENSCO Intl                                                                22,645                          632,928
Halliburton                                                               31,500                          761,670
Rowan Companies                                                           26,680(b)                       668,067
Schlumberger                                                              67,674                        3,350,540
Transocean                                                                66,500(b)                     1,404,480
                                                                                               ------------------
Total                                                                                                   6,817,685
-----------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (2.7%)
Capital One Financial                                                      4,700                          250,980
Fannie Mae                                                                22,473                        1,456,026
Freddie Mac                                                               17,644                          937,779
MBNA                                                                      40,400                          942,936
Nomura Holdings                                                          130,000(c)                     1,891,840
Nomura Holdings ADR                                                       31,200(c)                       457,080
                                                                                               ------------------
Total                                                                                                   5,936,641
-----------------------------------------------------------------------------------------------------------------

FOOD (1.3%)
General Mills                                                              8,600                          398,696
Kellogg                                                                   22,600                          757,778
Kraft Foods Cl A                                                          61,300                        1,820,610
                                                                                               ------------------
Total                                                                                                   2,977,084
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (16.8%)
Allergan                                                                   6,446                          512,199
Amgen                                                                     58,595(b)                     3,861,411
Bard (CR)                                                                  5,400                          361,800
Becton, Dickinson & Co                                                    15,050                          549,927
Bristol-Myers Squibb                                                      31,400                          796,618
Gilead Sciences                                                           11,500(b)                       767,050
GlaxoSmithKline ADR                                                       34,000(c)                     1,320,220
Guidant                                                                   43,750                        2,196,250
Johnson & Johnson                                                         79,600                        3,946,568
Lilly (Eli)                                                               13,500                          898,155
Medco Health Solutions                                                     7,725(b)                       206,272
Medtronic                                                                 44,900                        2,226,142
Merck & Co                                                                64,100                        3,225,512
Millennium Pharmaceuticals                                                57,400(b)                       797,860
Mylan Laboratories                                                        19,200                          698,880
Pfizer                                                                   293,506                        8,781,699
Schering-Plough                                                          149,100                        2,264,829
Teva Pharmaceutical Inds ADR                                               7,200(c)                       422,726
Wyeth                                                                     92,100                        3,946,485
                                                                                               ------------------
Total                                                                                                  37,780,603
-----------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (6.7%)
AmerisourceBergen                                                          7,600               $          442,396
Anthem                                                                     6,481(b)                       474,409
Cardinal Health                                                           27,800                        1,582,654
Caremark Rx                                                               89,600(b)                     2,251,648
IMS Health                                                                81,500                        1,586,805
Lincare Holdings                                                          21,500(b)                       744,545
McKesson                                                                  68,000                        2,226,320
Select Medical                                                            56,100(b)                     1,615,680
Tenet Healthcare                                                         114,900(b)                     1,844,145
WebMD                                                                    242,900(b)                     2,501,870
                                                                                               ------------------
Total                                                                                                  15,270,472
-----------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (5.0%)
Avon Products                                                              9,900                          634,590
Colgate-Palmolive                                                         41,700                        2,305,176
Gillette                                                                  82,800                        2,687,688
Kimberly-Clark                                                            47,800                        2,443,058
Procter & Gamble                                                          35,600                        3,107,524
                                                                                               ------------------
Total                                                                                                  11,178,036
-----------------------------------------------------------------------------------------------------------------

INSURANCE (1.8%)
ACE                                                                       20,500(c)                       660,100
Allstate                                                                  37,100                        1,326,325
Chubb                                                                     28,600                        1,943,084
                                                                                               ------------------
Total                                                                                                   3,929,509
-----------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES (1.1%)
iShares MSCI Japan
  Index Fund                                                             292,100                        2,424,430
-----------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.0%)
Viacom Cl B                                                               47,200                        2,124,000
-----------------------------------------------------------------------------------------------------------------

MEDIA (4.7%)
Cendant                                                                  127,100(b)                     2,285,258
Disney (Walt)                                                             78,750                        1,614,375
InterActiveCorp                                                          113,830(b)                     4,212,844
Liberty Media Cl A                                                        50,950(b)                       616,495
Omnicom Group                                                             18,150                        1,417,515
Tribune                                                                    8,600                          397,750
                                                                                               ------------------
Total                                                                                                  10,544,237
-----------------------------------------------------------------------------------------------------------------

METALS (0.9%)
Freeport McMoRan
  Cooper & Gold Cl B                                                      63,800                        1,914,000
-----------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (2.2%)
General Electric                                                          74,400                        2,200,008
Harman Intl Inds                                                          10,900                        1,086,185
Sony                                                                      19,000(c)                       625,300
Tyco Intl                                                                 52,900(c)                     1,088,682
                                                                                               ------------------
Total                                                                                                   5,000,175
-----------------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - GROWTH FUND

ISSUER                                                                SHARES                         VALUE(a)
COMMON STOCKS (CONTINUED)

PRECIOUS METALS (3.1%)
Barrick Gold                                                             171,200(c)            $        3,459,952
Glamis Gold                                                               16,100(b)                       227,171
Newmont Mining                                                            84,000                        3,297,840
                                                                                               ------------------
Total                                                                                                   6,984,963
-----------------------------------------------------------------------------------------------------------------

RESTAURANTS (1.8%)
McDonald's                                                               183,200                        4,107,344
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GENERAL (3.8%)
Circuit City Stores                                                      249,500                        2,602,285
Home Depot                                                                89,509                        2,878,609
Kohl's                                                                    13,100(b)                       828,575
Staples                                                                   35,450(b)                       873,134
Wal-Mart Stores                                                           20,200                        1,195,234
                                                                                               ------------------
Total                                                                                                   8,377,837
-----------------------------------------------------------------------------------------------------------------

RETAIL -- GROCERY (0.4%)
Kroger                                                                    35,300(b)                       678,113
Safeway                                                                   12,250(b)                       299,023
                                                                                               ------------------
Total                                                                                                     977,136
-----------------------------------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (3.6%)
China Mobile                                                                 900(c)                        24,336
Motorola                                                                 346,300                        3,715,799
Nokia ADR                                                                191,400(c)                     3,117,906
QUALCOMM                                                                  28,900                        1,192,992
                                                                                               ------------------
Total                                                                                                   8,051,033
-----------------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (0.9%)
Polo Ralph Lauren                                                         70,300                        2,059,790
-----------------------------------------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (--%)
Kinder Morgan Management LLC                                                   1                               36
-----------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost: $174,224,900)                                                                         $      193,253,438
-----------------------------------------------------------------------------------------------------------------

                                                  EXERCISE             EXPIRATION
ISSUER                           CONTRACTS         PRICE                  DATE            VALUE(a)
OPTIONS PURCHASED (0.5%)
PUTS
Mini 100                           1,225          $ 130               Sept. 2003    $       186,812
  Index
Nasdaq 100
  Index                            6,895             28               Sept. 2003             17,238
Nasdaq 100
  Index                            4,945             32                Oct. 2003            407,962
S&P 500
  Index                              111            975               Sept. 2003             60,495
S&P 500
  Index                              188            980               Sept. 2003            122,200
S&P 500
  Index                              281            975                Oct. 2003            407,450
---------------------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
  (Cost: $3,224,688)                                                                $     1,202,157
---------------------------------------------------------------------------------------------------

                                                ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
SHORT-TERM SECURITIES (14.4%)

U.S. GOVERNMENT AGENCY (10.4%)

Federal Natl Mtge Assn Disc Nts
   09-30-03                                             1.04%          $         3,000,000             $         2,997,325
   10-01-03                                             0.97                     3,200,000                       3,197,099
   10-08-03                                             0.99                     3,000,000                       2,996,737
   10-17-03                                             1.05                     3,100,000                       3,095,685
   10-22-03                                             1.00                     3,000,000                       2,995,549
   11-12-03                                             1.07                       500,000                         498,975
   11-19-03                                             1.01                     3,900,000                       3,891,212
   11-26-03                                             1.07                     3,500,000                       3,491,403
                                                                                                       -------------------
Total                                                                                                           23,163,985
--------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (4.0%)
AEGON Funding
   10-15-03                                             1.03                     2,000,000(d)                    1,997,232
   11-25-03                                             1.08                     2,600,000(d)                    2,593,200
Ciesco LLC
   09-02-03                                             1.07                     1,600,000                       1,599,810
Galaxy Funding
   10-17-03                                             1.07                       800,000(d)                      798,835
Receivables Capital
   09-18-03                                             1.06                     2,000,000(d)                    1,998,822
                                                                                                       -------------------
Total                                                                                                            8,987,899
--------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
  (Cost: $32,151,656)                                                                                  $        32,151,884
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost: $209,601,244)(e)                                                                              $       226,607,479
==========================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 7.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $215,630,514 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                            $        15,216,063
    Unrealized depreciation                                                                                     (4,239,098)
--------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation                                                                        $        10,976,965
--------------------------------------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - HIGH YIELD BOND FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (94.3%)

AEROSPACE & DEFENSE (1.6%)
Alliant Techsystems
   05-15-11                                             8.50%          $         2,900,000             $         3,132,000
Armor Holdings
  Sr Sub Nts
   08-15-13                                             8.25                     1,505,000(d)                    1,557,675
L-3 Communications
   06-15-12                                             7.63                     5,885,000                       6,135,113
TD Funding
  Sr Sub Nts
   07-15-11                                             8.38                     2,560,000(d)                    2,668,800
                                                                                                       -------------------
Total                                                                                                           13,493,588
--------------------------------------------------------------------------------------------------------------------------

AIRLINES (0.2%)
United Air Lines
   01-01-14                                             7.78                     2,014,237                       1,471,319
--------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (2.2%)
Advanced Accessory System
  Sr Nts
   06-15-11                                            10.75                     2,170,000(d)                    2,256,800
Dana
   08-15-11                                             9.00                     1,600,000                       1,680,000
Delco Remy Intl
  Sr Nts
   12-15-07                                             8.63                       760,000                         733,400
LDM Technologies
  Series B
   01-15-07                                            10.75                     3,385,000                       3,368,075
RJ Tower
   06-01-13                                            12.00                     3,150,000(d)                    3,071,250
Tenneco Automotive
   07-15-13                                            10.25                     3,555,000(d)                    3,679,425
  Series B
   10-15-09                                            11.63                     1,600,000                       1,464,000
TRW Automotive
  Sr Sub Nts
   02-15-13                                            11.00                     1,980,000(d)                    2,267,100
                                                                                                       -------------------
Total                                                                                                           18,520,050
--------------------------------------------------------------------------------------------------------------------------

BROKER DEALERS (0.6%)
LaBranche
  Sr Sub Nts
   03-02-07                                            12.00                     4,880,000                       5,319,200
--------------------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (1.0%)
Associated Materials
   04-15-12                                             9.75                     2,655,000                       2,781,113
Interface
   04-01-08                                             7.30                     3,265,000                       2,807,900
Nortek
  Sr Sub Nts Series B
   06-15-11                                             9.88                     2,335,000                       2,440,075
                                                                                                       -------------------
Total                                                                                                            8,029,088
--------------------------------------------------------------------------------------------------------------------------

CABLE (6.2%)
Charter Communications Holdings LLC/Capital
  Sr Disc Nts (Zero coupon through 01-15-07,
  thereafter 12.13%)
   01-15-12                                            18.76%          $        14,730,000(h)          $         6,923,100
  Sr Nts
   11-15-09                                             9.63                     1,600,000                       1,224,000
   05-15-11                                            10.00                     5,610,000                       4,235,550
Coaxial Communications/Phoenix
   08-15-06                                            10.00                     2,610,000                       2,717,663
CSC Holdings
  Sr Nts
   07-15-08                                             7.25                     4,450,000                       4,450,000
  Sr Sub Deb
   05-15-16                                            10.50                     4,800,000                       5,232,000
DirecTV Holdings/Finance
  Sr Nts
   03-15-13                                             8.38                     7,030,000(d)                    7,680,274
EchoStar DBS
  Sr Nts
   01-15-09                                             9.13                     1,752,000                       1,940,340
Lodgenet Entertainment
  Sr Sub Deb
   06-15-13                                             9.50                     2,060,000                       2,142,400
Mediacom Broadband LLC
   07-15-13                                            11.00                     1,620,000                       1,765,800
Mediacom LLC/Mediacom Capital
  Sr Nts
   01-15-13                                             9.50                     4,600,000                       4,645,999
Pegasus Satellite
  Sr Disc Nts
  (Zero coupon through 03-01-04,
  thereafter 13.50%)
   03-01-07                                            22.27                       440,000(h)                      283,800
  Sr Nts
   08-01-06                                            12.38                     3,660,000                       3,001,200
   01-15-10                                            11.25                     5,402,000(d)                    4,375,620
Rogers Cable
  (U.S. Dollar)
   06-15-13                                             6.25                     2,045,000(c)                    1,919,744
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind
   12-31-05                                            13.00                     1,699,707(c),(f),(i)               16,997
                                                                                                       -------------------
Total                                                                                                           52,554,487
--------------------------------------------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (8.9%)
ACC Escrow
  Sr Nts
   08-01-11                                            10.00                     6,530,000(d)                    6,954,450
Alamosa Delaware
   02-01-11                                            12.50                     4,600,000                       4,232,000
Alamosa Holdings
  (Zero coupon through 02-15-05,
  thereafter 12.88%)
   02-15-10                                            17.08                     1,900,000(h)                    1,396,500
American Tower
  Sr Nts
   02-01-09                                             9.38%          $         4,639,000             $         4,696,988
American Tower Escrow
  Zero Coupon
   08-01-08                                            14.66                       455,000(j)                      300,300
Crown Castle Intl
  Sr Nts
   05-15-11                                             9.00                     2,635,000                       2,674,525
   08-01-11                                             9.38                     2,335,000                       2,434,238
   08-01-11                                             9.50                     1,600,000                       1,656,000
Dobson/Sygnet Communications
  Sr Nts
   12-15-08                                            12.25                    10,020,000                      10,721,399
Nextel Communications
  Sr Disc Nts
   10-31-07                                             9.75                     6,510,000                       6,705,300
  Sr Nts
   08-01-15                                             7.38                     8,695,000                       8,695,000
Nextel Partners
  Sr Nts
   03-15-10                                            11.00                     1,505,000                       1,617,875
Rural Cellular
  Sr Nts
   02-01-10                                             9.88                     2,710,000(d)                    2,696,450
  Sr Sub Nts Series B
   05-15-08                                             9.63                     5,545,000                       4,935,050
Triton PCS
  Sr Nts
   06-01-13                                             8.50                     2,705,000(d)                    2,894,350
US Unwired
  Series B (Zero coupon through 11-01-04,
  thereafter 13.38%)
   11-01-09                                            23.27                     5,555,000(h)                    3,083,025
Western Wireless
  Sr Nts
   07-15-13                                             9.25                     9,380,000(d)                    9,380,000
                                                                                                       -------------------
Total                                                                                                           75,073,450
--------------------------------------------------------------------------------------------------------------------------

CHEMICALS (4.3%)
Arco Chemical
   02-01-20                                             9.80                     3,435,000                       2,988,450
Avecia Group
  (U.S. Dollar)
   07-01-09                                            11.00                       740,000(c)                      629,000
Huntsman ICI Chemicals LLC
   07-01-09                                            10.13                     2,420,000                       2,286,900
Huntsman Intl LLC
  Sr Nts
   03-01-09                                             9.88                     2,805,000(d)                    2,889,150
   03-01-09                                             9.88                       250,000                         257,500

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - HIGH YIELD BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)
CHEMICALS (CONT.)

IMC Global
  Series B
   06-01-08                                            10.88%          $           790,000             $           817,650
  Sr Nts
   08-01-13                                            10.88                     2,250,000(d)                    2,306,250
Lyondell Chemical
  Series A
   05-01-07                                             9.63                     2,860,000                       2,831,400
Noveon
  Pay-in-kind Series B
   08-31-11                                            13.00                     3,740,000(f),(i)                3,852,200
  Series B
   02-28-11                                            11.00                     2,785,000                       3,091,350
Resolution Performance
  Sr Sub Nts
   11-15-10                                            13.50                     6,565,000                       5,678,724
Resolution Performance Products
  LLC/RPP Capital
  Sr Nts
   04-15-10                                             9.50                     2,555,000                       2,529,450
Rhodia
  (U.S. Dollar)
   06-01-11                                             8.88                     3,285,000(c),(d)                3,301,425
Rockwood Specialties
  Sr Sub Nts
   05-15-11                                             9.63                     2,305,000(d)                    2,402,963
Sovereign Specialty Chemicals
   03-15-10                                            11.88                       490,000                         475,300
                                                                                                       -------------------
Total                                                                                                           36,337,712
--------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (0.8%)
Flextronics Intl
  (U.S. Dollar) Sr Sub Nts
   05-15-13                                             6.50                     3,550,000(c),(d)                3,399,125
Worldspan LP/WS Financing
  Sr Nts
   06-15-11                                             9.63                     3,530,000(d)                    3,653,550
                                                                                                       -------------------
Total                                                                                                            7,052,675
--------------------------------------------------------------------------------------------------------------------------

ENERGY (5.1%)
Chesapeake Energy
  Sr Nts Series B
   03-15-12                                             8.50                     1,620,000                       1,701,000
Encore Acquisition
   06-15-12                                             8.38                     1,200,000                       1,248,000
Eott Energy Partners LP/Energy Finance
   10-01-09                                            11.00                    11,570,000(b)                   11,627,850
Forest Oil
   05-01-14                                             7.75                     2,250,000                       2,210,625
Gulfterra Energy Partner
  Sr Nts
   06-01-10                                             6.25                     5,815,000(d)                    5,640,550
Hanover Equipment Trust
  Series B
   09-01-11                                             8.75                     4,595,000                       4,572,025
Hilcorp Energy/Finance
  Sr Nts
   09-01-10                                            10.50                     9,000,000(d)                    9,472,500
Newfield Exploration
  Sr Nts
   03-01-11                                             7.63%          $           700,000             $           749,000
  Sr Sub Nts
   08-15-12                                             8.38                     2,938,000                       3,114,280
Westport Resources
   11-01-11                                             8.25                     2,105,000                       2,252,350
                                                                                                       -------------------
Total                                                                                                           42,588,180
--------------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Dresser
   04-15-11                                             9.38                     3,640,000                       3,712,800
Grant Prideco
  Series B
   12-01-07                                             9.63                     3,150,000                       3,354,750
Grant Prideco Escrow
   12-15-09                                             9.00                     1,795,000                       1,889,238
Key Energy Services
  Sr Nts
   05-01-13                                             6.38                     1,075,000                       1,021,250
  Sr Nts Series C
   03-01-08                                             8.38                     2,545,000                       2,659,525
Offshore Logistics
   06-15-13                                             6.13                     1,350,000(d)                    1,282,500
Plains All American Pipeline
   10-15-12                                             7.75                     1,150,000                       1,219,000
                                                                                                       -------------------
Total                                                                                                           15,139,063
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (0.8%)
Metris Companies
   11-01-04                                            10.00                     3,955,000                       2,728,950
   07-15-06                                            10.13                     2,650,000                       1,828,500
Metris Master Trust
  Series 2001-1 Cl C
   12-20-07                                             2.86                     1,850,000(d)                    1,572,500
  Series 2001-3 Cl C
   07-21-08                                             2.81                     1,100,000(d)                      858,000
                                                                                                       -------------------
Total                                                                                                            6,987,950
--------------------------------------------------------------------------------------------------------------------------

FOOD (3.0%)
B&G Foods
  Series D
   08-01-07                                             9.63                     2,030,000                       2,060,450
Burns Philp Capital Property
  (U.S. Dollar)
   07-15-12                                             9.75                     5,590,000(c),(d)                5,422,300
  (U.S. Dollar) Sr Sub Nts
   02-15-11                                            10.75                     6,125,000(c),(d)                6,278,125
Chiquita Brands Intl
  Sr Nts
   03-15-09                                            10.56                     5,000,000                       5,450,000
Del Monte
  Series B
   05-15-11                                             9.25                     4,680,000                       4,960,800
Merisant
  Sr Sub Nts
   07-15-13                                             9.50                     1,400,000(d)                    1,484,000
                                                                                                       -------------------
Total                                                                                                           25,655,675
--------------------------------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.2%)
Falcon Products
  Series B
   06-15-09                                            11.38%          $         1,855,000             $         1,409,800
--------------------------------------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (0.7%)
Apogent Technologies
  Sr Sub Nts
   05-15-13                                             6.50                     1,905,000(d)                    1,871,663
Kinetic Concepts
  Sr Sub Nts
   05-15-13                                             7.38                     4,350,000(d)                    4,350,000
                                                                                                       -------------------
Total                                                                                                            6,221,663
--------------------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (3.5%)
AmerisourceBergen
   11-15-12                                             7.25                     1,430,000                       1,444,300
Ardent Health Services
  Sr Sub Nts
   08-15-13                                            10.00                     4,965,000(d)                    5,033,269
Iasis Healthcare
   10-15-09                                             8.50                     3,345,000                       3,370,088
   10-15-09                                            13.00                     2,210,000                       2,469,675
Province Healthcare
  Sr Sub Nts
   06-01-13                                             7.50                     3,845,000                       3,700,813
Tenet Healthcare
  Sr Nts
   12-01-11                                             6.38                     1,540,000                       1,432,200
   06-01-12                                             6.50                     2,310,000                       2,148,300
Triad Hospitals
  Series B
   05-01-09                                             8.75                     2,195,000                       2,337,675
Vanguard Health Systems
   08-01-11                                             9.75                     7,170,000                       7,313,399
                                                                                                       -------------------
Total                                                                                                           29,249,719
--------------------------------------------------------------------------------------------------------------------------

HOME BUILDING (2.3%)
KB HOME
  Sr Sub Nts
   02-01-10                                             7.75                     1,290,000                       1,315,800
Lyon (William) Homes
   04-01-13                                            10.75                     3,435,000                       3,649,688
Meritage
   06-01-11                                             9.75                     3,420,000                       3,646,575
Schuler Homes
   07-15-11                                            10.50                     3,930,000                       4,342,650
Standard Pacific
  Sr Nts
   04-01-09                                             8.50                     1,250,000                       1,281,250
   09-15-10                                             9.50                       380,000                         408,500
  Sr Sub Nts
   04-15-12                                             9.25                       500,000                         525,000
WCI Communities
   02-15-11                                            10.63                     3,805,000                       4,042,812
                                                                                                       -------------------
Total                                                                                                           19,212,275
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - HIGH YIELD BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

HOUSEHOLD PRODUCTS (0.4%)
Jafra Cosmetics/Distribution
  Sr Sub Nts
   05-15-11                                            10.75%          $         2,005,000(d)          $         2,105,250
Revlon Consumer Products
   12-01-05                                            12.00                     1,480,000                       1,420,800
                                                                                                       -------------------
Total                                                                                                            3,526,050
--------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL SERVICES (3.9%)
Alliance Laundry System
  Series B
   05-01-08                                             9.63                       190,000                         185,250
Allied Waste North America
   09-01-12                                             9.25                     2,705,000                       2,921,400
  Series B
   01-01-09                                             7.88                     1,170,000                       1,197,788
   08-01-09                                            10.00                     3,600,000                       3,897,000
  Sr Nts
   04-15-13                                             7.88                     5,600,000                       5,711,999
Interline Brands
  Sr Sub Nts
   05-15-11                                            11.50                     5,250,000(d)                    5,433,750
Intl Wire Group
  Series B
   06-01-05                                            11.75                       780,000                         397,800
  Sr Sub Nts
   06-01-05                                            11.75                       775,000                         395,250
Motors & Gears
  Sr Nts Series D
   11-15-06                                            10.75                     4,522,000                       3,911,530
Natl Waterworks
  Series B
   12-01-12                                            10.50                     3,075,000                       3,351,750
United Rentals North America
  Series B
   04-15-08                                            10.75                       770,000                         847,000
Williams Scotsman
   06-01-07                                             9.88                     2,000,000                       1,960,000
   08-15-08                                            10.00                     2,900,000(d)                    3,074,000
                                                                                                       -------------------
Total                                                                                                           33,284,517
--------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (0.3%)
Interpool
   08-01-07                                             7.20                     1,700,000                       1,649,000
   08-01-07                                             7.35                     1,085,000                       1,057,875
                                                                                                       -------------------
Total                                                                                                            2,706,875
--------------------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (0.4%)
Remington Arms
   02-01-11                                            10.50                     2,990,000                       3,019,900
--------------------------------------------------------------------------------------------------------------------------

LODGING & GAMING (4.6%)
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09                                             9.25%          $         2,530,000             $         2,710,263
Extended Stay America
  Sr Sub Nts
   06-15-11                                             9.88                     1,970,000                       2,093,125
Hammons (John Q) Hotels
  1st Mtge Series B
   05-15-12                                             8.88                     1,070,000                       1,118,150
Hilton Hotels
   12-01-12                                             7.63                     1,310,000                       1,385,325
HMH Properties
  Series B
   08-01-08                                             7.88                     1,830,000                       1,839,150
MeriStar Hospitality
   01-15-08                                             9.00                     1,605,000                       1,588,950
  Sr Sub Nts
   08-15-07                                             8.75                     1,420,000                       1,292,200
Mohegan Tribal Gaming
  Sr Sub Nts
   07-01-11                                             8.38                     2,525,000                       2,720,688
Old Evangeline Downs
   03-01-10                                            13.00                     2,420,000(d)                    2,465,375
Park Place Entertainment
  Sr Sub Nts
   05-15-11                                             8.13                     3,670,000                       3,963,600
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12                                             8.38                     2,270,000                       2,190,550
RFS Partnership LP
   03-01-12                                             9.75                     1,490,000                       1,512,350
Riviera Holdings
   06-15-10                                            11.00                     1,600,000                       1,560,000
Starwood Hotels Resorts
   05-01-12                                             7.88                     1,470,000                       1,536,150
Trump Atlantic City Assn/Funding
  1st Mtge
   05-01-06                                            11.25                     1,920,000                       1,526,400
Venetian Casino/LV Sands
   06-15-10                                            11.00                     1,915,000                       2,178,313
Wheeling Island Gaming
   12-15-09                                            10.13                     2,575,000                       2,626,500
Wynn Las Vegas LLC
  2nd Mtge
   11-01-10                                            12.00                     3,770,000                       4,278,949
                                                                                                       -------------------
Total                                                                                                           38,586,038
--------------------------------------------------------------------------------------------------------------------------

MACHINERY (0.8%)
Columbus McKinnon
   08-01-10                                            10.00                     1,700,000(d)                    1,755,250
Joy Global
  Series B
   03-15-12                                             8.75                     2,150,000                       2,322,000
Terex
   07-15-11                                             9.25                     2,890,000                       3,085,075
                                                                                                       -------------------
Total                                                                                                            7,162,325
--------------------------------------------------------------------------------------------------------------------------

MEDIA (9.5%)
Alliance Atlantis Communications
  (U.S. Dollar) Sr Sub Nts
   12-15-09                                            13.00%          $         3,550,000(c)          $         3,971,563
American Media
   01-15-11                                             8.88                     2,245,000                       2,390,925
AOA Holdings LLC
  Sr Nts
   06-15-08                                            12.00                     6,500,000(i)                    7,000,499
Canwest Media
  (U.S. Dollar) Series B
   04-15-13                                             7.63                     1,290,000(c)                    1,335,150
  (U.S. Dollar) Sr Sub Nts
   05-15-11                                            10.63                     1,720,000(c)                    1,917,800
CBD Media/Finance
  Sr Sub Nts
   06-01-11                                             8.63                     1,990,000(d)                    2,089,500
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                                             8.75                     2,910,000(c)                    3,077,325
Dex Media East LLC/Finance
  Sr Nts
   11-15-09                                             9.88                     3,590,000                       4,065,675
Dex Media West/Finance
  Sr Nts
   08-15-10                                             8.50                     3,690,000(d)                    4,012,875
  Sr Sub Nts
   08-15-13                                             9.88                     5,795,000(d)                    6,461,424
Hollinger Intl Publishing
  Sr Nts
   12-15-10                                             9.00                     2,225,000                       2,308,438
   03-01-11                                            11.88                     1,445,000(c),(d)                1,578,663
Lamar Media
   09-15-07                                             8.63                       955,000                         986,038
   01-01-13                                             7.25                     2,265,000                       2,349,938
Nexstar Finance Holdings LLC
  (Zero coupon through 04-01-08,
  thereafter 11.38%)
   04-01-13                                            11.21                     3,820,000(h)                    2,635,800
Nexstar Finance LLC
   04-01-08                                            12.00                     3,638,000                       4,074,560
Paxson Communications
  (Zero coupon through 01-15-06,
  thereafter 12.25%)
   01-15-09                                            11.71                     3,215,000(h)                    2,572,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11                                            11.13                     4,105,000(c)                    4,536,025
Radio One
  Series B
   07-01-11                                             8.88                     2,495,000                       2,725,788
Sinclair Broadcast Group
   03-15-12                                             8.00                     4,820,000                       5,024,849
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13                                             7.63                     1,410,000(c)                    1,455,825

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - HIGH YIELD BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

MEDIA (CONT.)

Susquehanna Media
  Sr Sub Nts
   05-15-09                                             8.50%          $         3,150,000             $         3,307,500
   04-15-13                                             7.38                       795,000                         809,906
United Artists Theatre
   07-01-15                                             9.30                     3,818,203                       3,722,748
Von Hoffman
   03-15-09                                            10.25                     2,895,000                       3,083,175
Von Hoffman Press
   05-15-07                                            10.38                     1,300,000                       1,300,000
                                                                                                       -------------------
Total                                                                                                           78,793,989
--------------------------------------------------------------------------------------------------------------------------

METALS (1.9%)
Euramax Intl
  Sr Sub Nts
   08-15-11                                             8.50                     3,355,000(d)                    3,388,550
Fastentech
  Sr Nts
   05-01-11                                            11.50                       500,000(d)                      505,000
Jorgensen Earle M
   06-01-12                                             9.75                     3,150,000                       3,323,250
Koppers Inds
   12-01-07                                             9.88                     3,430,000                       3,498,600
Peabody Energy
  Series B
   03-15-13                                             6.88                     3,360,000                       3,360,000
United States Steel
  Sr Nts
   05-15-10                                             9.75                     2,100,000                       2,131,500
                                                                                                       -------------------
Total                                                                                                           16,206,900
--------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS (1.5%)
Alderwoods Group
   01-02-09                                            12.25                     5,108,000                       5,465,560
Corrections Corp of America
  Sr Nts
   05-01-11                                             7.50                     2,970,000(d)                    3,029,400
Rent-Way
   06-15-10                                            11.88                     2,560,000(d)                    2,649,600
United Rentals
  Series B
   01-15-09                                             9.25                     1,545,000                       1,537,275
                                                                                                       -------------------
Total                                                                                                           12,681,835
--------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY (2.4%)
Jordan Inds
  Sr Nts Series D
   08-01-07                                            10.38                     3,390,000                       1,525,500
SPX
  Sr Nts
   06-15-11                                             6.25                     2,935,000                       2,876,300
   01-01-13                                             7.50                     1,605,000                       1,685,250
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08                                             6.25                    12,315,000(c),(d)               12,315,000
   04-15-10                                             9.25                     1,950,000(c),(d)                2,174,250
                                                                                                       -------------------
Total                                                                                                           20,576,300
--------------------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (5.8%)
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                                             7.25%          $         2,255,000(c),(d)      $         2,226,813
Crown Euro Holdings
  (U.S. Dollar)
   03-01-11                                             9.50                     2,755,000(c),(d)                2,934,075
   03-01-13                                            10.88                     3,875,000(c),(d)                4,243,124
Crown Paper
  Sr Sub Nts
   09-01-05                                            11.00                     4,785,000(b)                          479
Doman Inds
  (U.S. Dollar) Sr Nts Series B
   11-15-07                                             9.25                     3,810,000(b),(c)                  685,800
Georgia-Pacific
   06-15-15                                             7.70                     2,940,000                       2,712,150
  Sr Nts
   02-01-10                                             8.88                     2,540,000(d)                    2,667,000
   02-01-13                                             9.38                     3,495,000(d)                    3,739,650
Graphic Packaging Intl
  Sr Nts
   08-15-11                                             8.50                     2,520,000(d)                    2,633,400
Jefferson Smurfit
   06-01-13                                             7.50                     1,705,000                       1,726,313
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12                                             9.63                     6,400,000(c)                    6,911,999
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13                                             6.75                     1,750,000(c),(d)                1,728,125
Norske Skog Canada
  (U.S. Dollar)
   06-15-11                                             8.63                       300,000(c)                      305,250
Owens Brockway Glass
   02-15-09                                             8.88                       520,000                         546,000
   05-15-11                                             7.75                       475,000(d)                      477,375
   11-15-12                                             8.75                     2,220,000                       2,331,000
  Sr Nts
   05-15-13                                             8.25                     3,185,000(d)                    3,232,775
Plastipak Holdings
   09-01-11                                            10.75                     2,875,000                       3,119,375
Smurfit-Stone Container
   10-01-12                                             8.25                     3,070,000                       3,177,450
Stone Container
  Sr Nts
   07-01-12                                             8.38                     3,260,000                       3,455,600
                                                                                                       -------------------
Total                                                                                                           48,853,753
--------------------------------------------------------------------------------------------------------------------------

RESTAURANTS (0.4%)
Domino's
  Sr Sub Nts
   07-01-11                                             8.25                     3,605,000(d)                    3,785,250
--------------------------------------------------------------------------------------------------------------------------

RETAIL -- DRUGSTORES (0.6%)
Rite Aid
   07-01-08                                            11.25                     1,560,000                       1,669,200
   12-15-08                                             6.13                       500,000(d)                      445,000
   05-01-10                                             8.13                     3,010,000(d)                    3,085,250
                                                                                                       -------------------
Total                                                                                                            5,199,450
--------------------------------------------------------------------------------------------------------------------------

RETAIL -- GENERAL (1.2%)
Finlay Enterprises
   05-01-08                                             9.00%          $           495,000             $           491,288
Flooring America
  Series B
   10-15-07                                             9.25                     1,109,000(b)                          111
PCA LLC/PCA Finance
  Sr Nts
   08-01-09                                            11.88                     4,391,000                       4,764,234
Sonic Automotive
  Sr Sub Nts
   08-15-13                                             8.63                     1,725,000(d)                    1,742,250
United Auto Group
   03-15-12                                             9.63                     2,680,000                       2,870,950
                                                                                                       -------------------
Total                                                                                                            9,868,833
--------------------------------------------------------------------------------------------------------------------------

RETAIL -- GROCERY (0.1%)
Dairy Mart Convenience Stores
  Sr Sub Nts
   03-15-04                                            10.25                     3,850,000(b)                      693,000
--------------------------------------------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (3.4%)
Alaska Communications Systems Hldgs
  Sr Nts
   08-15-11                                             9.88                     4,000,000(d)                    4,020,000
Avaya
   04-01-09                                            11.13                       475,000                         532,000
Cincinnati Bell
   07-15-13                                             7.25                     5,985,000(d)                    5,856,861
Fairpoint Communications
  Sr Sub Nts
   05-01-10                                            12.50                     2,475,000                       2,623,500
  Sr Sub Nts Series B
   05-01-08                                             9.50                     2,810,000                       2,669,500
Marconi
  (U.S. Dollar)
   04-30-08                                             8.00                     2,200,000(c),(d)                2,013,000
NATG Holdings LLC/Orius Capital
  Series B
   02-01-10                                            12.75                     4,600,000(b)                        9,200
Qwest Capital Funding
   07-15-05                                             6.25                     1,585,000                       1,497,825
Qwest Services
   12-15-10                                            13.50                     8,238,000(d)                    9,432,510
                                                                                                       -------------------
Total                                                                                                           28,654,396
--------------------------------------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (4.8%)
AES
   05-15-13                                             8.75                     5,370,000(d)                    5,477,401
Aquila
  Sr Nts
   11-15-09                                             7.63                     1,535,000                       1,274,050
   02-01-11                                             9.95                     4,435,000                       4,035,850
CMS Energy
  Sr Nts
   07-15-08                                             8.90                       375,000                         376,406
   08-01-10                                             7.75                     4,790,000(d)                    4,622,350

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - HIGH YIELD BOND FUND

                                                 COUPON                     PRINCIPAL
ISSUER                                            RATE                       AMOUNT                          VALUE(a)
BONDS (CONTINUED)

UTILITIES -- ELECTRIC (CONT.)
FirstEnergy
  Series B
   11-15-11                                             6.45%          $         2,000,000             $         1,955,120
IPALCO Enterprises
   11-14-08                                             8.38                     1,940,000                       2,037,000
   11-14-11                                             8.63                     3,405,000                       3,575,250
Midwest Generation LLC
  Series A
   07-02-09                                             8.30                     2,200,000                       2,023,859
PG&E
   07-15-08                                             6.88                     2,905,000(d)                    2,955,750
PG&E Gas Transmission
  Sr Nts
   06-01-05                                             7.10                     3,910,000                       3,910,000
Southern Star Central
   08-01-10                                             8.50                     5,000,000(d)                    5,100,000
Teco Energy
  Sr Nts
   06-15-10                                             7.50                     3,150,000                       3,071,250
                                                                                                       -------------------
Total                                                                                                           40,414,286
--------------------------------------------------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (5.8%)
ANR Pipeline
   03-15-10                                             8.88                     4,515,000                       4,763,325
Calpine Canada Energy Finance
  (U.S. Dollar)
   05-01-08                                             8.50                     1,060,000(c)                      805,600
Colorado Interstate Gas
   06-15-05                                            10.00                     1,525,000                       1,635,563
Dynegy Holdings
   07-15-10                                             9.88                     1,370,000(d)                    1,390,550
   07-15-13                                            10.13                     1,600,000(d)                    1,656,000
El Paso
   06-15-12                                             7.88                     5,700,000(d)                    5,016,000
El Paso Production Holding
   06-01-13                                             7.75                     9,950,000(d)                    9,551,999
Northwest Pipeline
   12-01-07                                             6.63                     1,455,000                       1,447,725
   03-01-10                                             8.13                     1,715,000                       1,783,600
Sonat
   06-01-05                                             6.88                     3,125,000                       3,046,875
   07-15-11                                             7.63                     2,810,000                       2,444,700
Southern Natural Gas
   03-15-10                                             8.88                     3,700,000                       3,903,500
Transcontinental Gas Pipeline
   01-15-08                                             6.25                     1,700,000                       1,649,000
  Series B
   08-15-11                                             7.00                     3,980,000                       3,905,375
  Sr Nts Series B
   07-15-12                                             8.88                     2,030,000                       2,187,325
Williams Companies
  Sr Nts
   06-01-10                                             8.63                     3,910,000                       4,105,500
                                                                                                       -------------------
Total                                                                                                           49,292,637
--------------------------------------------------------------------------------------------------------------------------

VARIABLE RATE SENIOR LOAN INTERESTS (3.2%)(L)
American Commercial Lines LLC
  Term Loan A
   06-30-05                                             5.13%          $         1,643,110             $         1,371,997
  Term Loan B
   06-30-06                                             5.38                     2,377,711                       1,997,277
Charter Communications
  Term Loan B
   03-18-08                                             3.88                     2,188,917                       2,038,429
Eott Energy
  Term Loan A
   03-31-03                                             9.00                     1,333,333                       1,320,000
  Term Loan B
   03-31-03                                            10.00                       666,667                         660,000
Metris Companies
  Term Loan
   06-30-04                                            12.00                     2,214,000                       2,147,580
Qwest
  Term Loan B
   06-30-10                                             6.95                    15,720,000(k)                   15,012,600
Rural Cellular
  Term Loan A
   04-03-08                                             6.00                     2,450,239                       2,339,978
                                                                                                       -------------------
Total                                                                                                           26,887,861
--------------------------------------------------------------------------------------------------------------------------

TOTAL BONDS
  (Cost: $776,189,698)                                                                                 $       794,510,089
--------------------------------------------------------------------------------------------------------------------------

ISSUER                                                               SHARES                          VALUE(a)
COMMON STOCKS (--%)(b)
Davel Communications                                                     272,729               $            2,182
PFB Telecom Cl B                                                         204,171(g)                            --
Stellex Aerostructures                                                       268(g)                            --
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost: $8,533,931)                                                                           $            2,182
-----------------------------------------------------------------------------------------------------------------

ISSUER                                                               SHARES                          VALUE(a)
PREFERRED STOCKS & OTHER (2.3%)

CSC Holdings
  11.13% Cm Series M                                                      16,767               $        1,752,152
  11.75% Cm Series H                                                      40,975                        4,302,374
Dobson Communications
  12.25% Pay-in-kind                                                         750(f)                       753,750
  13.00% Pay-in-kind                                                       1,771(f)                     1,779,855
HMP Equity Holdings                                                        1,840(b)                       892,400
Intermedia Communications
  13.50% Pay-in-kind Series B                                                  1(f)                             9
NTL
  Warrants                                                                     1(b)                             2
Pegasus Satellite
  12.75% Cm Series B                                                          --                              338
SGW Holding
  Cm Pay-in-kind Series B                                                 20,650(f),(g),(i)                    --
  Cv Series A                                                              9,677(b),(g),(i)                    --
  Warrants                                                                   250(b),(g),(i)                    --
Varde Fund V LP                                                        5,000,000(b),(e),(i)             7,681,056
Wayland Investment
  Fund LLC                                                             6,000,000(b),(e),(i)             2,255,220
-----------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
  (Cost: $21,081,427)                                                                          $       19,417,156
-----------------------------------------------------------------------------------------------------------------

                                                ANNUALIZED                   AMOUNT
                                              YIELD ON DATE                PAYABLE AT
ISSUER                                         OF PURCHASE                  MATURITY                        VALUE(a)
SHORT-TERM SECURITIES (3.6%)

U.S. GOVERNMENT AGENCY (3.0%)
Federal Natl Mtge Assn Disc Nts
   09-17-03                                             1.00%          $         5,600,000             $         5,597,330
   11-12-03                                             1.07                    10,000,000                       9,979,490
   11-26-03                                             1.07                    10,000,000                       9,975,440
Total                                                                                                           25,552,260
--------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.6%)
BP Capital Markets
   09-02-03                                             1.10                     5,100,000                       5,099,377
--------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
  (Cost: $30,648,583)                                                                                  $        30,651,637
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost: $836,453,639)(m)                                                                              $       844,581,064
==========================================================================================================================

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - HIGH YIELD BOND FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2003, the value of foreign securities represented 8.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g)  Negligible market value.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2003, is as follows:

                                                           ACQUISITION
     SECURITY                                                 DATES                  COST
     -----------------------------------------------------------------------------------------
     AOA Holdings LLC
        12.00% Sr Nts 2008                                   06-02-02           $    6,500,000
     Noveon
        13.00% Pay-in-kind Series B 2011                     03-10-03                3,740,000
     SGW Holding
        Cm Pay-in-kind Series B                       08-12-97 thru 08-26-03           271,392
        Cv Series A                                          08-12-97                  100,002
        Warrants                                             08-12-97                   78,900
     Varde Fund V LP                                  04-27-00 thru 06-19-00         5,000,000
     Veninfotel
        (U.S. Dollar) 13.00% Cv Pay-in-kind 2005      05-01-02 thru 03-10-03         1,566,810
     Wayland Investment Fund LLC                             05-17-00                6,671,880

(j) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(k) At Aug. 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,105,625.

(l) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(m) At Aug 31, 2003, the cost of securities for federal income tax purposes was $834,878,765 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    $   45,353,273
     Unrealized depreciation                                                       (35,650,974)
     -----------------------------------------------------------------------------------------
     Net unrealized appreciation                                                $    9,702,299
     -----------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - INTERNATIONAL FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                          SHARES                   VALUE(a)
COMMON STOCKS (96.1%)(c)

BRAZIL (0.8%)
ENERGY
Petroleo Brasileiro ADR                            298,222        $     6,083,729
---------------------------------------------------------------------------------

DENMARK (2.4%)
BANKS AND SAVINGS & LOANS (0.9%)
Danske Bank                                        354,576              6,500,739
---------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (0.7%)
Novo Nordisk Cl B                                  147,850              5,246,435
---------------------------------------------------------------------------------

MISCELLANEOUS (0.8%)
A P Moller - Maersk                                    896              5,881,969
---------------------------------------------------------------------------------

FINLAND (2.3%)
PAPER & PACKAGING (0.8%)
Stora Enso                                         438,876              5,714,644
---------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (1.6%)
Nokia                                              705,007             11,548,483
---------------------------------------------------------------------------------

FRANCE (9.1%)
AUTOMOTIVE & RELATED (1.1%)
Renault                                            137,230              8,271,496
---------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.9%)
BNP Paribas                                        286,831             14,290,692
---------------------------------------------------------------------------------

ENERGY (3.0%)
TotalFinaElf                                       142,584             21,869,047
---------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION (0.7%)
Compagnie de Saint-Gobain                          129,364              5,054,801
---------------------------------------------------------------------------------

INSURANCE (0.7%)
AXA                                                289,244              5,128,609
---------------------------------------------------------------------------------

MACHINERY (1.7%)
Schneider Electric                                 230,272             12,433,469
---------------------------------------------------------------------------------

GERMANY (5.7%)
CHEMICALS (1.1%)
BASF                                               178,690              8,227,944
---------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (0.7%)
SAP                                                 45,296              5,435,540
---------------------------------------------------------------------------------

ELECTRONICS (1.2%)
Infineon Technologies                              228,448(b)           3,345,845
Siemens                                             89,093              5,516,776
                                                                  ---------------
Total                                                                   8,862,621
---------------------------------------------------------------------------------

INSURANCE (0.7%)
Allianz                                             59,760              5,328,228
---------------------------------------------------------------------------------

TEXTILES & APPAREL (0.6%)
Adidas-Salomon                                      55,597              4,655,516
---------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (0.5%)
E.ON                                                65,948              3,410,242
---------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.9%)
Deutsche Telekom                                   442,391(b)     $     6,314,112
---------------------------------------------------------------------------------

HONG KONG (1.2%)
FINANCIAL SERVICES
Cheung Kong                                      1,146,000              8,889,587
---------------------------------------------------------------------------------

INDIA (0.7%)
HOUSEHOLD PRODUCTS
Reckitt Benckiser                                  271,635              5,112,940
---------------------------------------------------------------------------------

IRELAND (0.7%)
BANKS AND SAVINGS & LOANS
Anglo Irish Bank                                   526,523              5,208,406
---------------------------------------------------------------------------------

ITALY (2.4%)
BANKS AND SAVINGS & LOANS (1.4%)
UniCredito Italiano                              2,211,279             10,269,436
---------------------------------------------------------------------------------

ENERGY (1.0%)
Eni                                                495,327              7,482,955
---------------------------------------------------------------------------------

JAPAN (22.5%)
AUTOMOTIVE & RELATED (1.9%)
Nissan Motor                                       550,000              5,906,325
Toyota Motor                                       290,000              8,003,085
                                                                  ---------------
Total                                                                  13,909,410
---------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.6%)
Mitsubishi Tokyo Financial Group                     1,063              6,195,063
Mitsui Fudosan                                     730,000              5,887,299
                                                                  ---------------
Total                                                                  12,082,362
---------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.8%)
Asahi Glass                                        800,000              5,622,215
---------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (1.1%)
NTT DoCoMo                                           3,092              7,949,949
---------------------------------------------------------------------------------

CHEMICALS (1.0%)
Shin-Etsu Chemical                                  65,400              2,567,124
Sumitomo Chemical                                1,350,000              4,882,585
                                                                  ---------------
Total                                                                   7,449,709
---------------------------------------------------------------------------------

ELECTRONICS (3.7%)
Alps Electric                                      133,000              2,261,502
Hitachi                                            538,000              2,932,533
Hitachi Maxell                                     244,800              3,543,600
Keyence                                             29,700              6,203,197
Murata Manufacturing                                17,200                967,021
Rohm                                                19,200              2,507,782
Tokyo Electron                                     120,000              8,453,891
                                                                  ---------------
Total                                                                  26,869,526
---------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION (0.3%)
Daiwa House Inds                                   278,000              2,165,770
---------------------------------------------------------------------------------

FINANCIAL SERVICES (1.4%)
Nomura Holdings                                    450,000        $     6,548,680
Sumitomo Trust & Banking                           882,000              3,976,106
                                                                  ---------------
Total                                                                  10,524,786
---------------------------------------------------------------------------------

FURNITURE & APPLIANCES (1.0%)
Matsushita Electric Industrial                     590,000              7,524,169
---------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (1.0%)
Chugai Pharmaceutical                              193,600              2,050,819
Yamanouchi Pharmaceutical                          207,200              5,433,939
                                                                  ---------------
Total                                                                   7,484,758
---------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Kao                                                146,000              2,752,828
---------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (1.5%)
East Japan Railway                                   1,900              8,027,939
Yamato Transport                                   268,000              3,190,367
                                                                  ---------------
Total                                                                  11,218,306
---------------------------------------------------------------------------------

INSURANCE (0.4%)
Millea Holdings                                        291              3,017,741
---------------------------------------------------------------------------------

MACHINERY (1.1%)
Amada                                              600,000              2,591,704
SMC                                                 48,500              5,395,355
                                                                  ---------------
Total                                                                   7,987,059
---------------------------------------------------------------------------------

MEDIA (1.2%)
Dai Nippon Printing                                244,000              3,109,599
Dentsu                                                 387              1,701,500
Nippon Telegraph & Telephone                           922              4,061,604
                                                                  ---------------
Total                                                                   8,872,703
---------------------------------------------------------------------------------

MULTI-INDUSTRY (1.8%)
Canon                                              193,000              9,279,483
Mitsubishi                                         500,000              4,225,231
                                                                  ---------------
Total                                                                  13,504,714
---------------------------------------------------------------------------------

PAPER & PACKAGING (0.9%)
Nippon Unipac Holding                                1,500              6,864,930
---------------------------------------------------------------------------------

RETAIL -- GENERAL (0.6%)
Seven-Eleven Japan                                 167,000              4,565,735
---------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (0.8%)
Tokyo Electric Power                               298,900              5,815,076
---------------------------------------------------------------------------------

LUXEMBORG (1.5%)
METALS
Arcelor                                            868,914             11,209,270
---------------------------------------------------------------------------------

MEXICO (1.0%)
FINANCIAL SERVICES
Grupo Financiero BBVA Bancomer Cl B              8,681,260(b)           7,073,736
---------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - INTERNATIONAL FUND

ISSUER                                          SHARES                   VALUE(a)
COMMON STOCKS (CONTINUED)

NETHERLANDS (3.0%)
ENERGY (1.7%)
Royal Dutch Petroleum                              281,595        $    12,567,479
---------------------------------------------------------------------------------

INDUSTRIAL SERVICES (1.3%)
Koninklijke (Royal) Electronics                    396,140              9,655,268
---------------------------------------------------------------------------------

SINGAPORE (1.7%)
BANKS AND SAVINGS & LOANS (0.9%)
United Overseas Bank                               927,000              6,716,242
---------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (0.8%)
Keppel                                           1,896,000              5,678,590
---------------------------------------------------------------------------------

SOUTH KOREA (2.3%)
BEVERAGES & TOBACCO (1.0%)
KT&G                                               465,750              7,708,148
---------------------------------------------------------------------------------

ELECTRONICS (1.3%)
Samsung Electronics                                 25,310              9,344,239
---------------------------------------------------------------------------------

SWEDEN (2.6%)
BANKS AND SAVINGS & LOANS (0.6%)
Skandinaviska Enskilda AB Cl A                     475,477              4,549,366
---------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.8%)
Electrolux Cl B                                    263,273              5,872,412
---------------------------------------------------------------------------------

MACHINERY (1.2%)
Atlas Copco Cl A                                   284,780              8,514,926
---------------------------------------------------------------------------------

SWITZERLAND (6.9%)
BANKS AND SAVINGS & LOANS (1.4%)
UBS                                                197,214(b)          10,638,333
---------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION (1.1%)
Holcim                                             211,047              8,363,221
---------------------------------------------------------------------------------

FOOD (1.1%)
Nestle                                              38,727              8,433,640
---------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (3.2%)
Novartis                                           516,616             18,996,625
Roche Holding                                       57,212              4,381,127
                                                                  ---------------
Total                                                                  23,377,752
---------------------------------------------------------------------------------

TAIWAN (2.4%)
BANKS AND SAVINGS & LOANS (0.8%)
Chinatrust Financial Holding                     6,966,360        $     5,669,676
---------------------------------------------------------------------------------

COMPUTER HARDWARE (0.5%)
Hon Hai Precision Inds                             882,000              3,640,787
---------------------------------------------------------------------------------

ELECTRONICS (1.1%)
Taiwan Semiconductor Mfg                         4,432,040              8,693,327
---------------------------------------------------------------------------------

UNITED KINGDOM (26.9%)
BANKS AND SAVINGS & LOANS (3.8%)
HBOS                                             1,028,309             11,450,758
Royal Bank of Scotland Group                       673,106             16,758,153
                                                                  ---------------
Total                                                                  28,208,911
---------------------------------------------------------------------------------

BEVERAGES & TOBACCO (2.1%)
British American Tobacco                           756,254              7,643,750
Diageo                                             728,828              7,816,147
                                                                  ---------------
Total                                                                  15,459,897
---------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (3.1%)
Vodafone Group                                  12,397,108             22,697,568
---------------------------------------------------------------------------------

ENERGY (2.5%)
BP                                               2,698,603             18,311,935
---------------------------------------------------------------------------------

FINANCIAL SERVICES (3.2%)
HSBC Holdings                                    1,841,169             23,676,753
---------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (4.1%)
AstraZeneca                                        197,212              7,580,146
GlaxoSmithKline                                  1,207,145             23,046,484
                                                                  ---------------
Total                                                                  30,626,630
---------------------------------------------------------------------------------

INSURANCE (1.1%)
Prudential                                       1,124,926              7,766,871
---------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.1%)
Carnival                                           317,527             10,321,206
Granda                                           3,331,058              5,400,625
                                                                  ---------------
Total                                                                  15,721,831
---------------------------------------------------------------------------------

LODGING & GAMING (0.4%)
William Hill                                       657,112              3,227,297
---------------------------------------------------------------------------------

MEDIA (1.9%)
British Sky  Broadcasting Group                    721,270(b)     $     7,552,554
United Business Media                              978,498              6,810,054
                                                                  ---------------
Total                                                                  14,362,608
---------------------------------------------------------------------------------

RETAIL -- GROCERY (0.9%)
Tesco                                            1,904,623              6,507,298
---------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (1.6%)
mm02                                            14,285,048(b)          11,975,551
---------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $672,651,750)                                              $   709,652,948
---------------------------------------------------------------------------------

                                             ANNUALIZED        AMOUNT
                                           YIELD ON DATE     PAYABLE AT
ISSUER                                      OF PURCHASE       MATURITY                VALUE(a)
----------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.3%)

U.S. GOVERNMENT AGENCY (2.6%)
Federal Natl Mtge Assn Disc Nts
   10-01-03                                     0.97%       $    300,000        $      299,728
   11-12-03                                     1.07          10,300,000            10,278,874
   11-17-03                                     1.00           8,400,000             8,381,554
                                                                                --------------
Total                                                                               18,960,156
----------------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.7%)
Fairway Finance
   09-02-03                                     1.10           5,100,000(d)          5,099,377
----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $24,058,188)                                                             $   24,059,533
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $696,709,938)(e)                                                         $  733,712,481
==============================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $707,502,069 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    $   47,389,973
     Unrealized depreciation                                                       (21,179,561)
     -----------------------------------------------------------------------------------------
     Net unrealized appreciation                                                $   26,210,412
     -----------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - MANAGED FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                          SHARES                           VALUE(a)
COMMON STOCKS (61.4%)

AEROSPACE & DEFENSE (2.1%)
Boeing                                             216,800                $     8,106,152
General Dynamics                                    57,000                      4,908,270
Lockheed Martin                                    308,000                     15,778,840
Northrop Grumman                                   151,000                     14,417,480
Stellex Aerostructures                                 290(b),(h)                      --
United Technologies                                100,000                      8,025,000
                                                                          ---------------
Total                                                                          51,235,742
-----------------------------------------------------------------------------------------

AIRLINES (--%)
Northwest Airlines Cl A                            120,000(b)                   1,076,400
-----------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (0.2%)
General Motors                                     145,000                      5,959,500
-----------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (7.4%)
Bank of America                                    472,400                     37,437,699
Bank of New York                                   450,000                     13,239,000
Bank One                                           260,000                     10,262,200
FleetBoston Financial                              473,400                     14,007,906
Golden West Financial                               65,000                      5,607,550
Mellon Financial                                   319,700                     10,022,595
PNC Financial Services Group                       233,000                     11,090,800
U.S. Bancorp                                     1,045,400                     24,985,060
Wachovia                                           342,000                     14,415,300
Washington Mutual                                  281,000                     10,953,380
Wells Fargo                                        481,800                     24,157,452
                                                                          ---------------
Total                                                                         176,178,942
-----------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (2.6%)
Altria Group                                       617,300                     25,445,106
Coca-Cola                                          354,000                     15,406,080
Pepsi Bottling Group                               315,000                      7,597,800
PepsiCo                                            314,900                     14,025,646
                                                                          ---------------
Total                                                                          62,474,632
-----------------------------------------------------------------------------------------

BROKER DEALERS (2.6%)
J.P. Morgan Chase                                  722,000                     24,706,840
Merrill Lynch                                      356,800                     19,188,704
Morgan Stanley                                     405,000                     19,759,950
                                                                          ---------------
Total                                                                          63,655,494
-----------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.6%)
American Standard                                   59,700(b)                   4,787,343
Masco                                              198,000                      4,908,420
Temple-Inland                                      110,000                      5,475,800
                                                                          ---------------
Total                                                                          15,171,563
-----------------------------------------------------------------------------------------

CABLE (1.2%)
Comcast Cl A                                       277,814(b)                   8,264,967
Comcast Special Cl A                               188,200(b)                   5,337,352
EchoStar Communications Cl A                       180,000(b)                   6,642,000
NTL                                                246,700(b)                   9,927,208
                                                                          ---------------
Total                                                                          30,171,527
-----------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (0.1%)
Vodafone Group ADR                                 198,000(c)             $     3,623,400
-----------------------------------------------------------------------------------------

CHEMICALS (1.6%)
Dow Chemical                                       581,300                     20,072,289
du Pont (EI) de Nemours                            177,400                      7,936,876
Eastman Chemical                                    89,300                      3,197,833
Lyondell Chemical                                  370,000                      5,291,000
RPM Intl                                           245,000                      3,341,800
                                                                          ---------------
Total                                                                          39,839,798
-----------------------------------------------------------------------------------------

COMPUTER HARDWARE (1.9%)
Apple Computer                                     353,900(b)                   8,008,757
Cisco Systems                                       72,400(b)                   1,386,460
Dell                                               198,800(b)                   6,486,844
Hewlett-Packard                                  1,043,800                     20,792,496
Sun Microsystems                                 2,246,750(b)                   8,672,455
                                                                          ---------------
Total                                                                          45,347,012
-----------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (1.3%)
Affiliated Computer Services Cl A                  128,100(b)                   6,355,041
Cadence Design Systems                             338,300(b)                   4,810,626
First Data                                          76,000                      2,918,400
Microsoft                                          679,400                     18,017,688
                                                                          ---------------
Total                                                                          32,101,755
-----------------------------------------------------------------------------------------

ELECTRONICS (1.2%)
ChipPAC Cl A                                       695,800(b)                   4,376,582
Micron Technology                                  360,000(b)                   5,169,600
Natl Semiconductor                                 215,000(b)                   6,265,100
Solectron                                          403,200(b)                   2,390,976
Teradyne                                           177,000(b)                   3,155,910
Texas Instruments                                  290,000                      6,916,500
                                                                          ---------------
Total                                                                          28,274,668
-----------------------------------------------------------------------------------------

ENERGY (4.9%)
Anadarko Petroleum                                  88,000                      3,828,000
Burlington Resources                               153,000                      7,408,260
ChevronTexaco                                      496,000                     36,143,520
ConocoPhillips                                     578,000                     32,275,520
Exxon Mobil                                        959,600                     36,176,919
                                                                          ---------------
Total                                                                         115,832,219
-----------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Schlumberger                                       175,000                      8,664,250
Transocean                                         475,000(b)                  10,032,000
Weatherford Intl                                   125,000(b)                   4,697,500
                                                                          ---------------
Total                                                                          23,393,750
-----------------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES (0.4%)
Allied Waste Inds                                  882,950(b)                   9,765,427
-----------------------------------------------------------------------------------------

FINANCE COMPANIES (3.0%)
Citigroup                                        1,627,400                     70,547,790
-----------------------------------------------------------------------------------------

FINANCIAL SERVICES (2.8%)
Capital One Financial                              234,600                $    12,527,640
Fannie Mae                                         276,000                     17,882,040
Freddie Mac                                        319,300                     16,970,795
MBNA                                               874,500                     20,410,830
                                                                          ---------------
Total                                                                          67,791,305
-----------------------------------------------------------------------------------------

FOOD (0.6%)
General Mills                                      203,200                      9,420,352
Kraft Foods Cl A                                   188,100                      5,586,570
                                                                          ---------------
Total                                                                          15,006,922
-----------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.1%)
Leggett & Platt                                    145,000                      3,358,200
-----------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (2.9%)
Bristol-Myers Squibb                               165,000                      4,186,050
Medco Health Solutions                             149,441(b)                   3,990,073
Merck & Co                                         428,200                     21,547,024
Pfizer                                             442,000                     13,224,640
Schering-Plough                                    951,800                     14,457,842
Wyeth                                              288,900                     12,379,365
                                                                          ---------------
Total                                                                          69,784,994
-----------------------------------------------------------------------------------------

HEALTH CARE SERVICES (1.2%)
AmerisourceBergen                                   40,000                      2,328,400
HCA                                                127,000                      4,824,730
Lincare Holdings                                   105,000(b)                   3,636,150
McKesson                                           157,000                      5,140,180
Select Medical                                     147,600(b)                   4,250,880
Tenet Healthcare                                   545,700(b)                   8,758,485
                                                                          ---------------
Total                                                                          28,938,825
-----------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.3%)
Clorox                                              77,000                      3,299,450
Kimberly-Clark                                     267,000                     13,646,370
Procter & Gamble                                   168,200                     14,682,178
                                                                          ---------------
Total                                                                          31,627,998
-----------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (0.3%)
Union Pacific                                      131,300                      8,001,422
-----------------------------------------------------------------------------------------

INSURANCE (3.9%)
ACE                                                212,800(c)                   6,852,160
Allstate                                           571,600                     20,434,700
American Intl Group                                389,600                     23,208,472
Chubb                                              211,500                     14,369,310
CIGNA                                               99,500                      4,744,160
Hartford Financial Services Group                  115,000                      6,120,300
Montpelier Re Holdings                              85,900(b),(c)               2,633,694
Prudential Financial                               171,000                      6,226,110
Travelers Property Casualty Cl A                   295,000                      4,540,050
Travelers Property Casualty Cl B                   161,997                      2,509,334
                                                                          ---------------
Total                                                                          91,638,290
-----------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - MANAGED FUND

ISSUER                                          SHARES                           VALUE(a)
COMMON STOCKS (CONTINUED)

LEISURE TIME & ENTERTAINMENT (1.3%)
AOL Time Warner                                    432,000(b)             $     7,067,520
Mattel                                             327,300                      6,323,436
Viacom Cl B                                        384,900                     17,320,500
                                                                          ---------------
Total                                                                          30,711,456
-----------------------------------------------------------------------------------------

MACHINERY (0.7%)
Caterpillar                                         99,600                      7,154,268
Illinois Tool Works                                 75,000                      5,421,750
SPX                                                 87,100(b)                   4,298,385
                                                                          ---------------
Total                                                                          16,874,403
-----------------------------------------------------------------------------------------

MEDIA (2.6%)
Cendant                                            624,200(b)                  11,223,116
Disney (Walt)                                    1,012,300                     20,752,150
InterActiveCorp                                    116,300(b)                   4,304,263
Liberty Media Cl A                                 977,600(b)                  11,828,960
McGraw-Hill Companies                               50,000                      3,050,000
Scripps (EW) Cl A                                   40,000                      3,463,600
Tribune                                            168,000                      7,770,000
                                                                          ---------------
Total                                                                          62,392,089
-----------------------------------------------------------------------------------------

METALS (0.6%)
Alcan                                               90,000(c)                   3,273,300
Alcoa                                              230,000                      6,568,800
Phelps Dodge                                       110,000(b)                   5,278,900
                                                                          ---------------
Total                                                                          15,121,000
-----------------------------------------------------------------------------------------

MULTI-INDUSTRY (1.5%)
Dover                                              270,000                     10,265,400
General Electric                                   530,000                     15,672,100
ITT Inds                                            50,000                      3,254,000
Tyco Intl                                          390,000(c)                   8,026,200
                                                                          ---------------
Total                                                                          37,217,700
-----------------------------------------------------------------------------------------

PAPER & PACKAGING (1.0%)
Avery Dennison                                     172,900                      9,466,275
Bowater                                            145,000                      6,279,950
Intl Paper                                         135,000                      5,474,250
Weyerhaeuser                                        66,900                      3,980,550
                                                                          ---------------
Total                                                                          25,201,025
-----------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.6%)
Apartment Investment & Management Cl A              90,000                      3,469,500
Equity Office Properties Trust                     288,000                      8,012,160
Starwood Hotels & Resorts Worldwide                 96,000                      3,247,680
                                                                          ---------------
Total                                                                          14,729,340
-----------------------------------------------------------------------------------------

RESTAURANTS (0.7%)
Brinker Intl                                       196,000(b)                   6,703,200
McDonald's                                         478,200                     10,721,244
                                                                          ---------------
Total                                                                          17,424,444
-----------------------------------------------------------------------------------------

RETAIL -- GENERAL (1.9%)
BJ's Wholesale Club                                150,000(b)             $     3,276,000
Circuit City Stores                                419,500                      4,375,385
Costco Wholesale                                   156,000(b)                   5,006,040
Dollar General                                      79,000                      1,811,470
Home Depot                                         315,000                     10,130,400
Sonic Automotive                                   205,000(b)                   5,637,500
Staples                                            106,550(b)                   2,624,327
Target                                             166,300                      6,751,780
Wal-Mart Stores                                    119,000                      7,041,230
                                                                          ---------------
Total                                                                          46,654,132
-----------------------------------------------------------------------------------------

RETAIL -- GROCERY (0.5%)
Kroger                                             317,000(b)                   6,089,570
Safeway                                            200,000(b)                   4,882,000
                                                                          ---------------
Total                                                                          10,971,570
-----------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (0.6%)
Motorola                                           584,300                      6,269,539
Nokia ADR                                          576,600(c)                   9,392,814
                                                                          ---------------
Total                                                                          15,662,353
-----------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (1.6%)
Dominion Resources                                 207,200                     12,552,179
DTE Energy                                          60,000                      2,094,600
Exelon                                             185,000                     10,896,500
FirstEnergy                                        200,000                      5,852,000
FPL Group                                           37,900                      2,344,494
Pepco Holdings                                     267,800                      4,651,686
                                                                          ---------------
Total                                                                          38,391,459
-----------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (2.6%)
BellSouth                                          895,800                     22,574,160
Davel Communications 383,987(b)                      3,072
KT ADR                                             365,000(c)                   6,880,250
SBC Communications                                 560,000                     12,594,400
Verizon Communications                             558,600                     19,729,752
                                                                          ---------------
Total                                                                          61,781,634
-----------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,404,456,387)                                                    $ 1,483,930,180
-----------------------------------------------------------------------------------------

ISSUER                                          SHARES                           VALUE(a)
PREFERRED STOCKS & OTHER (--%)

Intermedia Communications
  13.50% Pay-in-kind Series B                           --(b),(e),(h)     $            --
Mexico Value Recovery Series B
  Rights                                         2,000,000(b),(c),(h)                  --
Mexico Value Recovery Series C
  Rights                                         2,000,000(b),(c),(h)                  --
Mexico Value Recovery Series D
  Rights                                         2,000,000(b),(c),(h)                  --
Mexico Value Recovery Series E
  Rights                                         2,000,000(b),(c),(h)                  --
Paxson Communications
  13.25% Pay-in-kind                                    --(e)                       1,167
Pegasus Satellite
  12.75% Cm Series B                                     1                            566
-----------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $981)                                                              $         1,733
-----------------------------------------------------------------------------------------

                                              COUPON      PRINCIPAL
ISSUER                                         RATE         AMOUNT               VALUE(a)
-----------------------------------------------------------------------------------------
BONDS (32.6%)

FOREIGN GOVERNMENT (0.2%)

United Mexican States
  (U.S. Dollar)
   03-03-15                                      6.63%  $  4,940,000(c)   $     4,915,300
-----------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (6.9%)
Federal Home Loan Mtge Corp
   07-15-13                                      4.50     30,200,000           28,983,847

Federal Natl Mtge Assn
   05-15-08                                      6.00     22,985,000           25,235,323

U.S. Treasury
   07-31-04                                      2.25      3,650,000(i)         3,683,076
   05-31-05                                      1.25      4,400,000            4,361,500
   06-30-05                                      1.13     28,320,000           27,967,104
   11-15-05                                      5.75     12,800,000           13,811,494
   05-15-06                                      2.00      7,418,000            7,362,365
   08-15-06                                      2.38      3,700,000            3,688,726
   08-15-07                                      3.25        290,000              292,515
   08-15-08                                      3.25      3,150,000            3,122,192
   08-15-13                                      4.25      9,970,000            9,803,302
   08-15-22                                      7.25      2,450,000(i)         3,019,243
   02-15-26                                      6.00      9,200,000(i)         9,949,653
   08-15-27                                      6.38     10,440,000(i)        11,840,432
   11-15-28                                      5.25      7,600,000            7,470,861
   02-15-31                                      5.38      5,848,000(i)         5,973,638
                                                                          ---------------
Total                                                                         166,565,271
-----------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (13.6%)(f)
Federal Home Loan Mtge Corp
   09-27-12                                      3.61      1,700,000            1,683,724
   05-01-13                                      4.50      1,943,535            1,925,049
   04-01-17                                      6.00      9,408,706            9,731,811
   08-01-18                                      5.00      8,487,387            8,535,955
   04-01-22                                      6.50     15,471,016           16,197,885
   10-01-22                                      6.50      1,637,546            1,714,482
   08-01-24                                      8.00        324,857              351,425
   12-01-30                                      5.50      5,899,394            5,898,803
   05-01-32                                      6.50     10,788,994           11,245,572
   07-01-32                                      7.00      4,759,960            5,009,023
   08-01-32                                      6.50      3,540,352            3,666,825
   09-01-32                                      6.50      1,016,721            1,053,041
   04-01-33                                      6.00      3,844,944            3,919,933
   05-01-33                                      5.50      3,976,052            3,961,104

  Collateralized Mtge Obligation
   10-15-18                                      5.00      1,700,000            1,719,125
   11-15-18                                      5.00      4,400,000            4,435,750
   02-15-33                                      5.50      2,418,136            2,511,983

  Interest Only
   02-15-14                                      9.85      1,200,000(l)           139,612
   06-15-18                                     24.49      1,095,148(l)            66,638

Federal Natl Mtge Assn
   06-01-10                                      6.50      1,517,491            1,604,994
   08-01-11                                      8.50        918,027              997,524
   01-01-13                                      4.92      2,952,976            2,926,708
   02-01-13                                      4.87      7,748,773            7,715,546
   06-01-13                                      4.54      3,196,559            3,097,259
   06-01-13                                      4.85      2,145,198            2,104,516
   10-01-13                                      4.50      2,000,000(k)         1,975,620
   04-01-14                                      5.50     11,872,787           12,173,822
   08-01-14                                      5.50      9,300,000(k)         9,497,625
   08-01-16                                      6.50      1,096,377            1,153,474

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - MANAGED FUND

                                              COUPON      PRINCIPAL
ISSUER                                         RATE         AMOUNT               VALUE(a)
-----------------------------------------------------------------------------------------
BONDS (CONTINUED)

MORTGAGE-BACKED SECURITIES (CONT.)

Federal Natl Mtge Assn (cont.)
   03-01-17                                      6.50%  $  2,823,103      $     2,970,123
   08-01-17                                      6.50      2,825,370            2,972,601
   08-01-18                                      4.50      4,000,000            3,930,625
   09-01-18                                      5.00     16,050,000(k)        16,095,102
   04-01-22                                      8.00        362,492              393,941
   08-01-22                                      7.00      1,094,289            1,155,165
   02-01-23                                      7.00        990,361            1,045,456
   04-01-23                                      8.50        694,362              758,775
   07-01-23                                      5.50      3,509,891(k)         3,541,666
   08-01-23                                      5.50      3,555,656(k)         3,587,845
   09-01-23                                      5.00      2,250,000(k)         2,202,188
   09-01-23                                      5.50      4,100,000(k)         4,137,117
   05-01-24                                      6.00      1,806,633            1,848,065
   06-01-24                                      9.00        389,513              432,129
   02-01-25                                      8.50        370,760              403,013
   05-01-25                                      8.50        341,461              371,165
   11-01-25                                      7.50        780,352              832,935
   03-01-26                                      7.00      1,092,058            1,154,673
   07-01-28                                      5.50      1,479,834            1,482,928
   02-01-29                                      7.00      1,805,882(k)         1,909,425
   03-01-29                                      6.50        221,555              229,737
   05-01-29                                      6.50      4,867,893            5,044,393
   07-01-29                                      7.00      3,306,387(k)         3,487,804
   07-01-29                                      6.00      5,000,000(k)         5,082,810
   08-01-29                                      7.00      1,079,706            1,138,948
   05-01-32                                      7.00      1,358,380            1,430,541
   08-01-32                                      6.50      6,281,098            6,501,587
   08-01-32                                      7.00        820,560              865,132
   09-01-32                                      6.00      7,052,102            7,173,557
   09-01-32                                      6.50      1,089,916            1,128,176
   10-01-32                                      5.50      8,400,000(k)         8,331,750
   10-01-32                                      7.00      2,346,942            2,471,618
   11-01-32                                      7.50      1,448,544            1,539,670
   12-01-32                                      7.00      4,101,090            4,318,950
   02-01-33                                      5.50      2,479,957            2,471,409
   02-01-33                                      6.00      3,235,562            3,289,580
   02-01-33                                      7.00      1,149,740            1,210,817
   02-28-33                                      6.00      5,938,621            6,058,617
   03-01-33                                      5.50     10,770,726           10,747,494
   03-31-33                                      5.50      1,976,273            1,969,059
   04-01-33                                      5.50      4,822,623            4,806,000
   04-01-33                                      6.00     11,458,844           11,676,316
   05-01-33                                      5.50      3,361,441            3,349,798
   05-01-33                                      6.00     16,137,682           16,447,430
   07-01-33                                      5.50      8,304,210            8,281,620
   09-01-33                                      5.00      9,550,000(k)         9,233,704

  Collateralized Mtge Obligation
   09-25-42                                      5.00      1,140,000            1,151,917
   10-25-42                                      7.50      1,831,580            1,978,679
   12-25-42                                      4.75      3,000,000            2,993,867

  Interest Only
   12-25-12                                     12.05      1,200,000(l)           114,019

Govt Natl Mtge Assn
   12-15-08                                      7.00      2,694,476            2,873,750
   03-15-33                                      7.00      1,528,839            1,616,619
   05-15-33                                      6.00      2,618,556            2,675,465
   09-01-33                                      5.50      7,200,000(k)         7,188,768
                                                                          ---------------
Total                                                                         327,119,366
-----------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
Alliant Techsystems
   05-15-11                                      8.50%  $    300,000      $       324,000
L-3 Communications
   06-15-12                                      7.63        400,000              417,000
Raytheon
   04-01-13                                      5.38      1,450,000            1,430,221
TD Funding
  Sr Sub Nts
   07-15-11                                      8.38        200,000(d)           208,500
                                                                          ---------------
Total                                                                           2,379,721
-----------------------------------------------------------------------------------------

AIRLINES (--%)
Northwest Airlines
   02-01-20                                      6.81        334,400              270,396
-----------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (0.2%)
DaimlerChrysler North American Holding
   06-04-08                                      4.05      5,200,000            4,978,948
Ford Motor
   02-01-29                                      6.38        370,000              290,517
                                                                          ---------------
Total                                                                           5,269,465
-----------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (0.9%)
AmSouth Bank NA
  Sub Nts
   04-01-13                                      4.85      1,620,000            1,570,509
Bank of America
  Sub Nts
   02-15-10                                      7.80      4,700,000            5,508,786
Bank United
   03-15-09                                      8.00      3,500,000            4,061,512
Banknorth Group
   05-01-08                                      3.75        700,000              686,567
Credit Suisse First Boston USA
   01-15-12                                      6.50      1,260,000            1,355,451
Fifth Third Bank
   08-15-08                                      3.38        590,000              575,462
Fleet Natl Bank
  Sub Nts
   01-15-09                                      5.75        560,000              599,738
Wachovia
   08-15-08                                      3.50      1,200,000            1,170,252
Wells Fargo Bank NA
  Sub Nts
   02-01-11                                      6.45      5,000,000            5,498,785
                                                                          ---------------
Total                                                                          21,027,062
-----------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.2%)
Diageo Capital
  (U.S. Dollar)
   11-19-07                                      3.50      3,500,000(c)         3,467,954
   03-20-08                                      3.38        590,000(c)           579,209
                                                                          ---------------
Total                                                                           4,047,163
-----------------------------------------------------------------------------------------

BROKER DEALERS (0.6%)
Goldman Sachs Group
   01-15-11                                      6.88%  $    770,000      $       855,937
   04-01-13                                      5.25        720,000              709,695
   07-15-13                                      4.75      1,170,000            1,108,107
LaBranche
  Sr Sub Nts
   03-02-07                                     12.00        150,000              163,500
Lehman Brothers Holdings
   08-07-08                                      3.50      2,300,000            2,230,241
Merrill Lynch
   11-15-07                                      4.00      1,200,000            1,199,159
Morgan Stanley
   04-15-11                                      6.75      1,930,000            2,127,688
   03-01-13                                      5.30      2,320,000            2,281,047
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40                                      3.27      2,973,890            2,809,519
  Series 2003-T11 Cl A2
   06-13-41                                      4.34      2,420,000            2,396,994
Morgan Stanley, Dean Witter Capital 1
  Series 2002-IQ2 Cl A2
   12-15-35                                      5.16        380,000              396,038
  Series 2002-IQ2 Cl A3
   12-15-35                                      5.52        670,000              697,530
                                                                          ---------------
Total                                                                          16,975,455
-----------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (--%)
Ryland Group
  Sr Nts
   06-01-08                                      5.38        730,000              724,525
-----------------------------------------------------------------------------------------

CABLE (0.4%)
Comcast
   03-15-11                                      5.50      5,790,000            5,821,902
Comcast Cable Communications
   11-15-08                                      6.20      2,100,000            2,250,079
Cox Communications
   06-01-13                                      4.63        770,000              713,074
DirectTV Holdings/Finance
  Sr Nts
   03-15-13                                      8.38        250,000(d)           273,125
Rogers Cable
  (U.S. Dollar)
   06-15-13                                      6.25        440,000(c)           413,050
                                                                          ---------------
Total                                                                           9,471,230
-----------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services
  Sr Nts
   03-01-11                                      7.88      2,650,000            2,993,331
Nextel Communications
  Sr Nts
   08-01-15                                      7.38        150,000              150,000
                                                                          ---------------
Total                                                                           3,143,331
-----------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - MANAGED FUND

                                              COUPON      PRINCIPAL
ISSUER                                         RATE         AMOUNT                   VALUE(a)
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)

CHEMICALS (0.1%)
Airgas
   10-01-11                                      9.13%  $    225,000          $       247,500
Compass Minerals Group
   08-15-11                                     10.00        225,000                  248,625
Dow Chemical
   02-01-11                                      6.13      1,205,000                1,251,228
MacDermid
   07-15-11                                      9.13        200,000                  220,000
Praxair
   06-15-08                                      2.75        660,000                  622,552
Rhodia
  (U.S. Dollar)
   06-01-10                                      7.63         48,000(c,d)              48,960
   06-01-11                                      8.88         30,000(c,d)              30,150
                                                                              ---------------
Total                                                                               2,669,015
---------------------------------------------------------------------------------------------

ELECTRONICS (--%)
Flextronics Intl
  (U.S. Dollar) Sr Sub Nts
   05-15-13                                      6.50        100,000(c,d)              95,750
---------------------------------------------------------------------------------------------

ENERGY (0.4%)
Amerada Hess
   08-15-11                                      6.65        360,000                  387,253
Conoco Funding
  (U.S. Dollar)
   10-15-06                                      5.45      2,000,000(c)             2,145,968
   10-15-11                                      6.35      4,970,000(c)             5,409,229
Devon Financing
   09-30-11                                      6.88        740,000                  817,523
Gulfterra Energy Partner
  Sr Nts
   06-01-10                                      6.25        215,000(d)               208,550
Newfield Exploration
  Sr Sub Nts
   08-15-12                                      8.38        550,000                  583,000
Westport Resources
   11-01-11                                      8.25        350,000                  374,500
XTO Energy
  Sr Nts
   04-15-12                                      7.50        320,000                  344,000
   04-15-13                                      6.25        180,000                  180,000
                                                                              ---------------
Total                                                                              10,450,023
---------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (--%)
Grant Prideco Escrow
   12-15-09                                      9.00        400,000                  421,000
Key Energy Services
  Sr Nts
   03-01-08                                      8.38        180,000                  188,100
   05-01-13                                      6.38        110,000                  104,500
Offshore Logistics
   06-15-13                                      6.13         60,000(d)                57,000
                                                                              ---------------
Total                                                                                 770,600
---------------------------------------------------------------------------------------------

FINANCE COMPANIES (1.0%)
Citigroup
  Sub Nts
   10-01-10                                      7.25%  $ 11,050,000          $    12,653,399
Ford Motor Credit
   10-28-09                                      7.38      2,500,000                2,574,800
GMAC
   09-15-11                                      6.88      5,540,000                5,542,050
Household Finance
   05-15-11                                      6.75      2,410,000                2,644,493
                                                                              ---------------
Total                                                                              23,414,742
---------------------------------------------------------------------------------------------

FINANCIAL SERVICES (1.8%)
Banc of America
  Commerical Mtge Obligation
  Series 2002-2 Cl A3
   07-11-43                                      5.12      3,000,000                3,012,402
Bank of America
  First Union NB Commercial Mtge
  Series 2001-3 Cl A2
   04-11-37                                      5.46        910,000                  939,201
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40                                      4.00      3,230,851                3,168,883
Capital One Bank
  Sr Nts
   02-01-06                                      6.88        390,000                  418,184
Chase Manhattan Bank-First Union Natl
  Series 1999-1 C1 A2
   08-15-31                                      7.44      1,750,000                1,997,217
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10                                      3.10      2,400,000                2,329,800
  Series 2003-A6 Cl A6
   05-17-10                                      2.90      2,000,000                2,009,700
Commerical Mtge Acceptance
  Series 1998-C1 C1 A2
   07-15-31                                      6.49      3,600,000                3,958,036
Greenwich Capital Commercial Funding
  Series 2002-C1 Cl A4
   01-11-35                                      4.95      3,505,000                3,447,279
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12                                      5.25      2,000,000(c)             1,994,598
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A2
   09-15-26                                      4.02      3,000,000                2,992,609
  Series 2002-C4 Cl A5
   09-15-31                                      4.85      1,000,000                  979,132
  Series 2003-C3 Cl A2
   06-15-36                                      3.09      3,300,000                3,160,004
MBNA Credit Card Master Note Trust
  Series 2003-A1 Cl A1
   07-15-10                                      3.30      1,285,000                1,266,278
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08                                      2.61        550,000                  546,433
Residential Asset Securities
  Series 2002-KS1 Cl A14
   11-25-29                                      5.86%  $  1,800,000          $     1,865,106
SLM
   03-17-08                                      3.63      1,180,000                1,163,137
TIAA Global Markets
   11-15-07                                      4.13      4,300,000(d)             4,351,767
   01-22-08                                      3.88        730,000(d)               731,672
Toyota Motor Credit
   08-01-08                                      2.88      1,050,000                1,006,520
                                                                              ---------------
Total                                                                              41,337,958
---------------------------------------------------------------------------------------------

FOOD (0.3%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11                                     10.75         75,000(c),(d)            76,875
Chiquita Brands Intl
  Sr Nts
   03-15-09                                     10.56        200,000                  218,000
Del Monte
  Sr Sub Nts
   12-15-12                                      8.63        150,000(d)               156,750
General Mills
   02-15-12                                      6.00      1,950,000                2,056,899
Kellogg
  Series B
   04-01-11                                      6.60      2,350,000                2,592,402
Kraft Foods
   11-01-11                                      5.63      1,810,000                1,817,530
Merisant
  Sr Sub Nts
   07-15-13                                      9.50        155,000(d)               164,300
                                                                              ---------------
Total                                                                               7,082,756
---------------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (--%)
Apogent Technologies
  Sr Sub Nts
   05-15-13                                      6.50        200,000(d)               196,500
Kinetic Concepts
  Sr Sub Nts
   05-15-13                                      7.38        100,000(d)               100,000
                                                                              ---------------
Total                                                                                 296,500
---------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (--%)
AmerisourceBergen
   11-15-12                                      7.25        200,000                  202,000
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13                                      8.00        100,000(d)               102,750
Omnicare
  Series B
   03-15-11                                      8.13        200,000                  212,000
Province Healthcare
  Sr Sub Nts
   06-01-13                                      7.50        100,000                   96,250
                                                                              ---------------
Total                                                                                 613,000
---------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - MANAGED FUND

                                              COUPON      PRINCIPAL
ISSUER                                         RATE         AMOUNT                   VALUE(a)
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)

HOME BUILDING (--%)
D.R. Horton
   07-01-13                                      5.88%  $    330,000          $       297,825
NVR
  Sr Nts
   06-15-10                                      5.00        800,000                  748,000
                                                                              ---------------
Total                                                                               1,045,825
---------------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (0.3%)
Burlington North Santa Fe
   12-15-05                                      6.38        240,000                  260,445
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11                                      6.38      1,830,000(c)             1,995,513
CSX
   11-01-09                                      4.88      3,000,000                3,002,729
Interpool
   08-01-07                                      7.35         50,000                   48,750
Union Pacific
   02-01-08                                      6.63        450,000                  494,480
   01-15-11                                      6.65      1,100,000                1,208,779
   04-15-12                                      6.50        990,000                1,083,280
                                                                              ---------------
Total                                                                               8,093,976
---------------------------------------------------------------------------------------------

INSURANCE (0.4%)
Allstate
   06-01-33                                      5.35        560,000                  490,151
  Sr Nts
   02-15-12                                      6.13        380,000                  408,398
ASIF Global Financing
   01-17-13                                      4.90      4,880,000(d)             4,754,682
MassMutual Global Funding II
   07-15-08                                      2.55      1,580,000(d)             1,480,185
Met Life Global Funding I
   06-19-08                                      2.60      2,280,000(d)             2,133,738
Travelers Property Casualty
  Sr Nts
   03-15-13                                      5.00      1,020,000                  998,835
                                                                              ---------------
Total                                                                              10,265,989
---------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (0.4%)
AOL Time Warner
   05-01-12                                      6.88      4,735,000                5,146,315
   05-01-32                                      7.70        915,000                1,003,694
Viacom
   05-15-11                                      6.63      2,950,000                3,261,523
                                                                              ---------------
Total                                                                               9,411,532
---------------------------------------------------------------------------------------------

LODGING & GAMING (0.1%)
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09                                      9.25        250,000                  267,813
Coast Hotels & Casino
   04-01-09                                      9.50        175,000                  186,375
Hilton Hotels
   12-01-12                                      7.63        150,000                  158,625
Mohegan Tribal Gaming
  Sr Sub Nts
   07-15-09                                      6.38%  $    225,000(d)       $       224,438
Park Place Entertainment
  Sr Sub Nts
   05-15-11                                      8.13        375,000                  404,999
                                                                              ---------------
Total                                                                               1,242,250
---------------------------------------------------------------------------------------------

MACHINERY (--%)
Joy Global
  Series B
   03-15-12                                      8.75        150,000                  162,000
---------------------------------------------------------------------------------------------

MEDIA (0.3%)
Belo (AH)
   11-01-08                                      8.00      1,900,000                2,189,047
CanWest Media
  (U.S. Dollar) Sr Sub Nts
   05-15-11                                     10.63        250,000(c)               278,750
CBD Media/Finance
  Sr Sub Nts
   06-01-11                                      8.63        350,000(d)               367,500
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                                      8.75        150,000(c)               158,625
Dex Media West/Finance
  Sr Nts
   08-15-10                                      8.50        100,000(d)               108,750
  Sr Sub Nts
   08-15-13                                      9.88         85,000(d)                94,775
Hollinger Intl Publishing
  Sr Nts
   12-15-10                                      9.00        160,000                  166,000
Lamar Media
   01-01-13                                      7.25        500,000(d)               518,750
   09-15-07                                      8.63        240,000                  247,800
Morris Publishing
  Sr Sub Nts
   08-01-13                                      7.00        155,000(d)               155,000
Nexstar Finance LLC
   04-01-08                                     12.00        200,000                  224,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11                                     11.13        125,000(c)               138,125
Radio One
  Series B
   07-01-11                                      8.88        300,000                  327,750
Sinclair Broadcast Group
   12-15-11                                      8.75        205,000                  220,888
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13                                      7.63        250,000(c)               258,125
Susquehanna Media
  Sr Sub Nts
   04-15-13                                      7.38%  $     80,000          $        81,500
United Artists Theatre
   07-01-15                                      9.30      1,500,042                1,462,541
                                                                              ---------------
Total                                                                               6,997,926
---------------------------------------------------------------------------------------------

METALS (--%)
Euramax Intl
  Sr Sub Nts
   08-15-11                                      8.50        120,000(d)               121,200
Jorgensen Earle M.
   06-01-12                                      9.75        100,000                  105,500
Peabody Energy
  Series B
   03-15-13                                      6.88        400,000                  400,000
                                                                              ---------------
Total                                                                                 626,700
---------------------------------------------------------------------------------------------

MULTI-INDUSTRY (0.4%)
General Electric
   02-01-13                                      5.00     10,000,000                9,808,800
SPX
  Sr Nts
   06-15-11                                      6.25        200,000                  196,000
Tyco Intl Group
  (U.S. Dollar)
   02-15-11                                      6.75        470,000(c)               478,225
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08                                      6.25        225,000(c),(d)           225,000
                                                                              ---------------
Total                                                                              10,708,025
---------------------------------------------------------------------------------------------

PAPER & PACKAGING (0.6%)
Ball
   12-15-12                                      6.88        305,000                  308,050
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                                      7.25        655,000(c),(d)           646,813
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13                                     10.88         65,000(c),(d)            71,175
Crown Paper
  Sr Sub Nts
   09-01-05                                     11.00      1,000,000(b)                   100
Domtar
  (U.S. Dollar)
   10-15-11                                      7.88        260,000(c)               298,490
Georgia-Pacific
  Sr Nts
   02-01-10                                      8.88        150,000(d)               157,500
Graphic Packaging Intl
  Sr Nts
   08-15-11                                      8.50        210,000(d)               219,450
Intl Paper
   07-08-05                                      8.13      4,500,000                4,945,995
   10-30-12                                      5.85        100,000                  101,907
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13                                      6.75        260,000(c),(d)           256,750

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - MANAGED FUND

                                              COUPON      PRINCIPAL
ISSUER                                         RATE         AMOUNT                   VALUE(a)
---------------------------------------------------------------------------------------------
BONDS (CONTINUED)

PAPER & PACKAGING (CONT.)
Packaging Corp of America
   08-01-13                                      5.75%  $    935,000(d)       $       906,810
Stone Container
  Sr Nts
   02-01-08                                      9.25        175,000                  189,000
Weyerhaeuser
   03-15-07                                      6.13      5,250,000                5,662,234
                                                                              ---------------
Total                                                                              13,764,274
---------------------------------------------------------------------------------------------

RETAIL -- GENERAL (0.1%)
Flooring America
   10-15-07                                      9.25      1,849,000(b)                   185
Sonic Automotive
  Sr Sub Nts
   08-15-13                                      8.63         70,000(d)                70,700
Wal-Mart CRAVE 401
   07-17-06                                      7.00      1,887,151(d)             2,041,369
William Carter
  Series B
   08-15-11                                     10.88        150,000                  165,000
                                                                              ---------------
Total                                                                               2,277,254
---------------------------------------------------------------------------------------------

RETAIL -- GROCERY (0.1%)
Kroger
   03-01-08                                      7.45      2,575,000                2,886,369
---------------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (0.3%)
NATG Holdings LLC/Orius Capital
  Series B
   02-01-10                                     12.75        825,000(b)                 1,650
Qwest
   11-01-04                                      7.20        835,000                  847,525
Sprint Capital
   03-15-12                                      8.38      1,790,000                2,032,935
Telus
  (U.S. Dollar)
   06-01-07                                      7.50      1,690,000(c)             1,844,706
Verizon Maryland
   03-01-12                                      6.13      1,260,000                1,338,831
Vodafone Group
  (U.S. Dollar)
   02-15-10                                      7.75        880,000(c)             1,018,943
                                                                              ---------------
Total                                                                               7,084,590
---------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (1.4%)
American Electric Power
  Sr Nts
   06-01-15                                      5.25      1,130,000                1,046,109
Carolina Power & Light
   07-15-12                                      6.50        220,000                  236,744
Cincinnati Gas & Electric
   09-15-12                                      5.70        360,000                  371,797
Cleveland Electric Illuminating
  1st Mtge Series B
   05-15-05                                      9.50      6,000,000                6,039,971
Columbus Southern Power
   03-01-13                                      5.50        890,000(d)               886,097
Commonwealth Edison
   02-01-08                                      3.70      1,560,000                1,547,629
Consolidated Natural Gas
  Sr Nts
   04-15-11                                      6.85%  $    380,000          $       423,537
Consumers Energy
  1st Mtge
   04-15-08                                      4.25      4,170,000(d)             4,118,834
Dominion Resources
  Sr Nts Series B
   06-30-12                                      6.25      2,400,000                2,532,151
  Sr Nts Series F
   08-01-33                                      5.25        400,000                  377,828
Duke Energy
   03-05-08                                      3.75      2,780,000(d)             2,765,544
   01-15-12                                      6.25      3,000,000                3,152,265
Exelon
  Sr Nts
   05-01-11                                      6.75        340,000                  372,698
FirstEnergy
  Series B
   11-15-11                                      6.45      2,270,000                2,219,061
Florida Power
  1st Mtge
   03-01-13                                      4.80      2,460,000                2,410,505
FPL Group Capital
   04-11-06                                      3.25        450,000                  452,007
Indianapolis Power & Light
   07-01-13                                      6.30        670,000(d)               666,637
IPALCO Enterprises
   11-14-08                                      8.38        300,000                  315,000
   11-14-11                                      8.63        300,000                  315,000
Midamerican Energy
   01-15-13                                      5.13      1,250,000                1,241,210
Northern States Power
  1st Mtge
   08-01-10                                      4.75        700,000                  691,908
Northern States Power - Minnesota
  1st Mtge Series B
   08-29-12                                      8.00        730,000                  865,965
Ohio Power
   02-15-13                                      5.50        250,000(d)               248,900
PG&E
   07-15-08                                      6.88        250,000(d)               254,368
Public Service Colorado
  1st Mtge
   03-01-13                                      4.88        360,000(d)               345,865
Tampa Electric
   08-15-07                                      5.38        210,000                  215,151
Teco Energy
  Sr Nts
   06-15-10                                      7.50        125,000                  121,875
Xcel Energy
  Sr Nts
   07-01-08                                      3.40        560,000(d)               532,426
                                                                              ---------------
Total                                                                              34,767,082
---------------------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (0.4%)
ANR Pipeline
   03-15-10                                      8.88%  $    425,000          $       448,375
Columbia Energy Group
  Series E
   11-28-10                                      7.32      5,000,000                5,373,970
El Paso Production Holding
   06-01-13                                      7.75        270,000(d)               259,200
NiSource Finance
   07-15-14                                      5.40        770,000                  729,960
Northwest Pipeline
   03-01-10                                      8.13        115,000                  119,600
Panhandle Eastern Pipeline
   08-15-08                                      4.80        600,000(d)               597,462
Southern Natural Gas
   03-15-10                                      8.88        525,000                  553,875
Transcontinental Gas Pipeline
  Series B
   08-15-11                                      7.00        425,000                  417,031
                                                                              ---------------
Total                                                                               8,499,473
---------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.9%)
AT&T
  Sr Nts
   11-15-06                                      7.00      2,000,000(g)             2,217,940
British Telecom
  (U.S. Dollar)
   12-15-10                                      8.38      2,840,000(c)             3,370,162
Citizens Communications
   05-15-06                                      8.50        850,000                  962,587
   05-15-11                                      9.25        240,000                  295,761
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13                                      5.25      2,640,000(c)         2,531,839
France Telecom
  (U.S. Dollar)
   03-01-11                                      9.25        370,000(c),(g)           441,665
   03-01-31                                     10.00        330,000(c),(g)           425,369
SBC Communcations
   03-15-11                                      6.25        920,000                  994,167
   08-15-12                                      5.88      1,060,000                1,119,985
Verizon Global Funding
   06-15-07                                      6.13      3,270,000                3,544,908
   06-15-12                                      6.88      1,960,000                2,159,250
   06-15-32                                      7.75        400,000                  455,996
Verizon New England
  Sr Nts
   09-15-11                                      6.50        210,000                  227,594
Verizon Pennsylvania Cl A
   11-15-11                                      5.65      2,250,000                2,315,228
                                                                              ---------------
Total                                                                              21,062,451
---------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $798,531,564)                                                          $   787,534,345
---------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - MANAGED FUND

                                            ANNUALIZED         AMOUNT
                                           YIELD ON DATE      PAYABLE AT
ISSUER                                      OF PURCHASE        MATURITY                  VALUE(a)
-------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (11.8%)(m)

U.S. GOVERNMENT AGENCY (2.9%)
Federal Natl Mtge Assn Disc Nts
   11-12-03                                         1.07%   $  25,000,000        $     24,948,725
   11-17-03                                         1.00       14,600,000              14,567,938
   12-01-03                                         1.07       30,000,000              29,921,250
                                                                                 ----------------
Total                                                                                  69,437,913
-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (8.9%)
AEGON Funding
   10-06-03                                         1.03       19,900,000(j)           19,877,945
   12-01-03                                         1.09       13,700,000(j)           13,659,935
Amsterdam Funding
   11-06-03                                         1.06        5,000,000(j)            4,989,746
Bank of Ireland
   10-20-03                                         1.06       36,100,000(j)           36,044,726
BASF
   11-24-03                                         1.07        4,700,000(j)            4,687,847
Charta LLC
   09-19-03                                         1.04%   $  15,000,000(j)     $     14,990,901
Ciesco LLC
   11-04-03                                         1.07        5,000,000(j)            4,990,043
Citigroup
   09-02-03                                         1.10        8,100,000               8,099,010
Citigroup Global Markets
   09-15-03                                         1.03       18,700,000              18,690,905
CRC Funding LLC
   09-15-03                                         1.05        5,100,000(j)            5,097,471
   10-10-03                                         1.04        9,400,000(j)            9,387,994
Delaware Funding
   09-02-03                                         1.03       15,000,000(j)           14,998,283
   09-04-03                                         1.06        8,400,000(j)            8,398,516
Greyhawk Funding LLC
   09-08-03                                         1.05        4,900,000(j)            4,898,571
HBOS Treasury Services
   09-18-03                                         1.03%   $   6,600,000        $      6,596,199
Receivables Capital
   09-18-03                                         1.06       25,000,000(j)           24,985,277
Windmill Funding
   11-07-03                                         1.06       15,000,000(j)           14,968,792
                                                                                 ----------------
Total                                                                                 215,362,161
-------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $284,801,021)                                                             $    284,800,074
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,487,789,953)(n)                                                        $  2,556,266,332
=================================================================================================

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - MANAGED FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2003, the value of foreign securities represented 3.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(h)  Negligible market value.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     TYPE OF SECURITY                                                             NOTIONAL AMOUNT
     --------------------------------------------------------------------------------------------
     PURCHASE CONTRACTS
     Eurodollar, Sept. 2003, 90-day                                               $    44,000,000
     Eurodollar, Sept. 2007, 90-day                                                    40,750,000
     U.S. Treasury Bonds, Dec. 2003, 20-year                                           20,500,000

     SALE CONTRACTS
     U.S. Treasury Notes, Sept. 2003, 5-year                                              600,000
     U.S. Treasury Notes, Sept. 2003, 10-year                                           9,400,000
     U.S. Treasury Notes, Dec. 2003, 5-year                                            11,400,000
     U.S. Treasury Notes, Dec. 2003, 10-year                                           24,600,000

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(k) At Aug. 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $76,764,966

(l) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Aug. 31, 2003.

(m) At Aug. 31, 2003, cash or short-term securities were designated to cover open call options on futures written as follows (see Note 8 to the financial statements):

                                               NOTIONAL     EXERCISE   EXPIRATION
     ISSUER                                     AMOUNT        PRICE       DATE            VALUE(a)
     ---------------------------------------------------------------------------------------------
     U.S Treasury Notes Dec. 2003, 10-year   $  8,900,000   $    110    Nov. 2003   $      165,484

     At Aug. 31, 2003, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 8 to the financial statements):

                                               NOTIONAL     EXERCISE   EXPIRATION
     ISSUER                                     AMOUNT        PRICE       DATE            VALUE(a)
     ---------------------------------------------------------------------------------------------
     U.S Treasury Notes Dec. 2003, 10-year   $  8,900,000   $    110    Nov. 2003   $      190,515

(n) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $2,514,683,229 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                       $  138,578,688
     Unrealized depreciation                                                          (96,995,585)
     --------------------------------------------------------------------------------------------
     Net unrealized appreciation                                                   $   41,583,103
     --------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - NEW DIMENSIONS FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                             SHARES                        VALUE(a)
COMMON STOCKS (97.4%)

AEROSPACE & DEFENSE (0.7%)
Northrop Grumman                                    80,600                $     7,695,688
United Technologies                                186,000                     14,926,500
                                                                          ---------------
Total                                                                          22,622,188
-----------------------------------------------------------------------------------------

AIRLINES (1.2%)
Southwest Airlines                               2,213,225                     37,824,015
-----------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (5.4%)
Bank of America                                  1,500,000                    118,875,000
Fifth Third Bancorp                                219,600                     12,868,560
Wells Fargo                                        738,300                     37,018,362
                                                                          ---------------
Total                                                                         168,761,922
-----------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (3.7%)
Altria Group                                     1,559,900                     64,299,078
Anheuser-Busch                                     363,200                     18,719,328
PepsiCo                                            728,400                     32,442,936
                                                                          ---------------
Total                                                                         115,461,342
-----------------------------------------------------------------------------------------

BROKER DEALERS (0.7%)
Morgan Stanley                                     454,180                     22,159,442
-----------------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (0.5%)
Vodafone Group ADR                                 818,900(c)                  14,985,870
-----------------------------------------------------------------------------------------

CHEMICALS (0.5%)
Air Products & Chemicals                           348,700                     16,500,484
-----------------------------------------------------------------------------------------

COMPUTER HARDWARE (3.5%)
Cisco Systems                                    2,186,500(b)                  41,871,475
Dell                                             1,664,900(b)                  54,325,687
Hewlett-Packard                                    695,500                     13,854,360
                                                                          ---------------
Total                                                                         110,051,522
-----------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (8.7%)
Electronic Arts                                     36,400(b)                   3,266,900
Intl Business Machines                             546,400                     44,810,264
Microsoft                                        4,315,500                    114,447,060
Oracle                                           1,453,200(b)                  18,571,896
Paychex                                            364,200                     13,111,200
State Street                                       551,800                     24,251,610
Symantec                                           368,500(b)                  21,162,955
VERITAS Software                                   910,700(b)                  31,400,936
                                                                          ---------------
Total                                                                         271,022,821
-----------------------------------------------------------------------------------------

ELECTRONICS (5.6%)
Analog Devices                                     368,000(b)                  15,088,000
Applied Materials                                1,470,500(b)                  31,762,800
Intel                                            2,116,100                     60,562,782
Maxim Integrated Products                          474,200                     21,296,322
Texas Instruments                                1,876,000                     44,742,600
                                                                          ---------------
Total                                                                         173,452,504
-----------------------------------------------------------------------------------------

ENERGY (5.4%)
Burlington Resources                               141,600                $     6,856,272
ChevronTexaco                                      914,600                     66,646,902
ConocoPhillips                                     728,900                     40,701,776
Exxon Mobil                                      1,456,096                     54,894,819
                                                                          ---------------
Total                                                                         169,099,769
-----------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.5%)
Schlumberger                                       785,500                     38,890,105
Weatherford Intl                                   183,800(b)                   6,907,204
                                                                          ---------------
Total                                                                          45,797,309
-----------------------------------------------------------------------------------------

FINANCE COMPANIES (3.2%)
Citigroup                                        2,275,933                     98,661,696
-----------------------------------------------------------------------------------------

FINANCIAL SERVICES (2.8%)
MBNA                                               819,225                     19,120,712
SLM                                              1,680,900                     67,538,562
                                                                          ---------------
Total                                                                          86,659,274
-----------------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (9.6%)
Amgen                                            1,542,900(b)                 101,677,109
Genzyme                                            158,100(b)                   7,454,415
Johnson & Johnson                                  736,550                     36,518,149
Medtronic                                        1,286,500                     63,784,670
Pfizer                                           2,209,550                     66,109,736
Stryker                                            127,400                      9,656,920
Teva Pharmaceutical Inds ADR                       238,900(c)                  14,026,297
                                                                          ---------------
Total                                                                         299,227,296
-----------------------------------------------------------------------------------------

HEALTH CARE SERVICES (2.6%)
UnitedHealth Group                               1,639,800                     81,055,314
-----------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.6%)
Procter & Gamble                                   221,100                     19,299,819
-----------------------------------------------------------------------------------------

INDEXES (1.6%)
Nasdaq-100 Index Tracking                        1,470,800(b)                  49,051,180
-----------------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (1.3%)
Union Pacific                                      552,100                     33,644,974
United Parcel Service Cl B                         128,500                      8,064,660
                                                                          ---------------
Total                                                                         41,709,634
-----------------------------------------------------------------------------------------

INSURANCE (2.9%)
American Intl Group                                729,360                     43,447,975
Marsh & McLennan                                   911,200                     45,560,000
                                                                          ---------------
Total                                                                          89,007,975
-----------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (3.4%)
Viacom Cl B                                      2,379,917                    107,096,265
-----------------------------------------------------------------------------------------

LODGING & GAMING (2.3%)
Intl Game Technology                             1,238,400                $    32,000,256
Marriott Intl Cl A                                 962,700                     39,307,041
                                                                          ---------------
Total                                                                          71,307,297
-----------------------------------------------------------------------------------------

MACHINERY (4.6%)
Caterpillar                                      1,097,000                     78,797,510
Deere & Co                                         460,500                     26,022,855
Illinois Tool Works                                551,500                     39,867,935
                                                                          ---------------
Total                                                                         144,688,300
-----------------------------------------------------------------------------------------

MEDIA (5.8%)
Amazon.com                                         645,200(b)                  29,963,088
Cendant                                          1,650,300(b)                  29,672,394
eBay                                               653,400(b)                  36,283,302
Gannett                                            364,386                     28,575,150
InterActiveCorp                                  1,493,100(b)                  55,252,231
                                                                          ---------------
Total                                                                         179,746,165
-----------------------------------------------------------------------------------------

METALS (0.6%)
Nucor                                              364,400                     18,733,804
-----------------------------------------------------------------------------------------

MULTI-INDUSTRY (5.6%)
3M                                                 543,900                     77,489,433
General Electric                                 2,735,400                     80,885,778
Tyco Intl                                          731,700(c)                  15,058,386
                                                                          ---------------
Total                                                                         173,433,597
-----------------------------------------------------------------------------------------

PAPER & PACKAGING (0.7%)
Intl Paper                                         552,900                     22,420,095
-----------------------------------------------------------------------------------------

RESTAURANTS (0.8%)
McDonald's                                       1,088,200                     24,397,444
-----------------------------------------------------------------------------------------

RETAIL -- GENERAL (8.6%)
Best Buy                                           441,700(b)                  22,972,817
Costco Wholesale                                   367,200(b)                  11,783,448
Home Depot                                         799,050                     25,697,448
Target                                           1,950,200                     79,178,120
Wal-Mart Stores                                  2,174,700                    128,676,999
                                                                          ---------------
Total                                                                         268,308,832
-----------------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (0.4%)
Nokia ADR                                          737,600(c)                  12,015,504
-----------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (2.1%)
Dominion Resources                               1,086,000                     65,789,880
-----------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.4%)
Verizon Communications                             368,700                     13,022,484
-----------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,845,305,711)                                                    $ 3,033,371,043
-----------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - NEW DIMENSIONS FUND

                                            ANNUALIZED         AMOUNT
                                           YIELD ON DATE      PAYABLE AT
ISSUER                                      OF PURCHASE        MATURITY                  VALUE(a)
-------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.0%)

U.S. GOVERNMENT AGENCY (2.1%)
Federal Natl Mtge Assn Disc Nts
   09-17-03                                         1.02%   $  23,600,000        $     23,587,295
   10-15-03                                         1.00       15,000,000              14,980,630
   10-15-03                                         1.06        7,800,000               7,789,928
   11-26-03                                         1.06        3,500,000               3,490,828
   12-01-03                                         1.07       15,600,000              15,559,050
                                                                                 ----------------
Total                                                                                  65,407,731
-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.9%)
BASF AG
   11-24-03                                         1.07%   $   1,000,000(d)     $        997,414
CAFCO LLC
   10-02-03                                         1.07        9,400,000(d)            9,390,500
CRC Funding LLC
   10-06-03                                         1.08        3,600,000(d)            3,596,010
Credit Suisse First Boston
   10-21-03                                         1.06        8,600,000(d)            8,586,579

Edison Asset Securitization
   11-03-03                                         1.07%   $   8,200,000(d)     $      8,183,914
Greyhawk Funding LLC
   09-02-03                                         1.04        9,000,000(d)            8,998,960
   10-24-03                                         1.07        7,800,000(d)            7,786,592
Societe Generale North America
   09-02-03                                         1.05       12,300,000              12,298,566
                                                                                 ----------------
Total                                                                                  59,838,535
-------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $125,246,704)                                                             $    125,246,266
--------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,970,552,415)(e)                                                        $  3,158,617,309
=================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 1.8% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $2,972,796,237 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                     $    376,432,210
     Unrealized depreciation                                                         (190,611,138)
     --------------------------------------------------------------------------------------------
     Net unrealized appreciation                                                 $    185,821,072
     --------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - PARTNERS SMALL CAP VALUE FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                              SHARES               VALUE(a)
COMMON STOCKS (86.3%)

AEROSPACE & DEFENSE (1.0%)
Curtiss-Wright                                       7,000        $       476,000
Ducommun                                            12,261(b)             208,314
EDO                                                  4,031                 82,716
Herley Inds                                          5,837(b)             115,281
MTC Technologies                                    15,154(b)             347,178
REMEC                                               15,800(b)             143,148
                                                                  ---------------
Total                                                                   1,372,637
---------------------------------------------------------------------------------

AIRLINES (0.2%)
AirTran Holdings                                    24,435(b)             328,162
---------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.2%)
American Axle & Mfg Holdings                         9,054(b)             294,255
Spartan Motors                                       8,600                 70,004
Strattec Security                                    7,700(b)             399,630
Superior Inds Intl                                   2,235                 96,708
Wescast Inds Cl A                                   15,600(c)             440,388
Winnebago Inds                                       7,500                369,375
                                                                  ---------------
Total                                                                   1,670,360
---------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (2.7%)
Bank of Hawaii                                       2,757                 93,462
BankUnited Financial Cl A                           10,382(b)             225,705
Berkshire Hills Bancorp                              2,382                 77,177
Brookline Bancorp                                   15,639                239,120
Community First Bankshares                           7,646                216,000
Corus Bankshares                                     2,574                133,333
Fidelity Bankshares                                  6,155                146,181
First Community Bancorp                              2,848                 96,974
First Niagara Financial Group                       16,271                244,553
Fulton Financial                                     7,138                144,188
Greater Bay Bancorp                                 20,047                412,368
IBERIABANK                                           4,439                213,072
IndyMac Bancorp                                     11,019                254,098
Main Street Banks                                    6,704                164,449
NetBank                                              4,811                 58,165
PFF Bancorp                                          6,160                247,078
Republic Bancorp                                     7,112                 97,719
Republic Bancshares                                  4,073                110,500
United Community Banks                               2,142                 58,905
Washington Federal                                   5,662                143,588
Westamerica Bancorporation                           1,806                 79,608
Wintrust Financial                                   3,926                138,823
                                                                  ---------------
Total                                                                   3,595,066
---------------------------------------------------------------------------------

BROKER DEALERS (1.1%)
Affiliated Managers Group                            4,204(b)             285,031
E*TRADE Group                                       41,400(b)             382,122
Instinet Group                                     184,500                747,225
                                                                  ---------------
Total                                                                   1,414,378
---------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (2.5%)
ElkCorp                                              1,229        $        29,619
Florida Rock Inds                                   15,200                789,640
Hughes Supply                                       10,236                363,378
LNR Property                                        26,500              1,060,000
Simpson Mfg                                         17,800(b)             847,280
Standard Pacific                                     8,502                302,161
                                                                  ---------------
Total                                                                   3,392,078
---------------------------------------------------------------------------------

CHEMICALS (2.0%)
Agrium                                              88,922(c)           1,080,401
Albemarle                                           22,164                619,484
Cytec Inds                                           4,081(b)             152,997
Minerals Technologies                                3,913                197,802
TETRA Technologies                                  30,225(b)             680,063
                                                                  ---------------
Total                                                                   2,730,747
---------------------------------------------------------------------------------

COMPUTER HARDWARE (1.0%)
Black Box                                           10,600                499,260
Hutchinson Technology                               12,011(b)             379,908
Komag                                                6,474(b)              93,549
Qualstar                                             6,800(b)              38,080
Synaptics                                           10,628(b)             127,536
Varian                                               4,199(b)             142,766
                                                                  ---------------
Total                                                                   1,281,099
---------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (5.4%)
American Management Systems                         17,700(b)             253,995
Brooktrout                                          43,500(b)             326,250
Comverse Technology                                 39,500(b)             651,355
Digimarc                                             1,068(b)              17,622
eFunds                                              53,800(b)             687,026
Enterasys Networks                                  38,350(b)             221,280
First Consulting Group                              41,000(b)             192,700
Geac Computer                                       27,900(b),(c)         105,795
Informatica                                         16,109(b)             143,209
Lionbridge Technologies                             29,250(b)             247,163
MAXIMUS                                             15,900(b)             569,538
Natl Processing                                     22,200(b)             459,096
NDCHealth                                            5,344                113,186
NetIQ                                               11,006(b)             148,141
OPNET Technologies                                   8,638(b)             103,656
PC-Tel                                               6,700(b)              76,112
Perot Systems Cl A                                  50,400(b)             517,104
Pervasive Software                                  41,600(b)             282,506
Pinnacle Systems                                    12,915(b)             117,139
PLATO Learning                                      13,600(b)              96,832
Plumtree Software                                   15,500(b)              63,550
PRG-Schultz Intl                                    23,931(b)             150,765
Rimage                                               7,400(b)              97,680
SeeBeyond Technology                                   682(b)               1,582
SPSS                                                 8,000(b)             155,120
Sybase                                              26,600(b)             449,806
Transaction Systems  Architects Cl A                37,000(b)     $       526,880
Ulticom                                             20,200(b)             210,080
VitalWorks                                          38,700(b)             193,887
                                                                  ---------------
Total                                                                   7,179,055
---------------------------------------------------------------------------------

ELECTRONICS (9.0%)
Actel                                                4,544(b)             133,094
Advanced Power Technology                           50,900(b)             410,000
American Power Conversion                           12,100                216,832
Analogic                                             7,500                386,325
Anaren                                              13,400(b)             160,666
AVX                                                 49,200                687,816
Bel Fuse Cl B                                       35,100                937,521
Belden                                               5,326                 97,679
C&D Technologies                                    12,400                247,256
Cable Design Technologies                           27,100(b)             203,250
Credence Systems                                    78,203(b)             898,552
CyberOptics                                         27,400(b)             271,808
Electro Scientific Inds                             50,500(b)           1,024,645
Entegris                                            31,594(b)             465,064
ESS Technology                                      22,800(b)             238,488
Fairchild Semiconductor Intl Cl A                   15,100(b)             267,270
Fargo Electronics                                   11,370(b)             131,778
Franklin Electric                                    2,632                162,000
GrafTech Intl                                       24,384(b)             195,072
KEMET                                               99,000(b)           1,213,739
LoJack                                               2,050(b)              14,412
Nu Horizons Electronics                             70,200(b)             520,182
Park Electrochemical                                37,400                857,208
ParthusCeva                                         13,100(b)             104,276
Power Integrations                                   5,246(b)             168,816
ScanSource                                           6,445(b)             244,846
Tektronix                                           22,200(b)             524,808
TriQuint Semiconductor                             104,500(b)             581,020
TTM Technologies                                    60,800(b)             525,920
Universal Electronics                               11,400(b)             151,381
                                                                  ---------------
Total                                                                  12,041,724
---------------------------------------------------------------------------------

ENERGY (2.1%)
Brown (Tom)                                         16,400(b)             450,836
Fording Canadian Coal Trust                         25,000(c)             504,500
Frontier Oil                                         8,558                131,879
Houston Exploration                                 15,300(b)             524,637
Patina Oil & Gas                                     9,003                333,561
Remington Oil & Gas                                 19,700(b)             366,223
South Jersey Inds                                      312                 11,965
St. Mary Land & Exploration                         16,000                452,800
                                                                  ---------------
Total                                                                   2,776,401
---------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - PARTNERS SMALL CAP VALUE FUND

ISSUER                                              SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (2.8%)
Cimarex Energy                                      21,826(b)     $       474,716
Evergreen Resources                                  5,668(b)             316,671
Hydril                                               7,227(b)             169,112
Oil States Intl                                     21,000(b)             253,890
Patterson-UTI Energy                                 6,200(b)             185,008
Precision Drilling                                  20,300(b,c)           810,172
Range Resources                                      9,034(b)              60,528
RPC                                                  7,300                 87,965
Spinnaker Exploration                                6,900(b)             153,318
Unit Corp                                           27,700(b)             597,212
Willbros Group                                      61,200(b,c)           615,060
                                                                  ---------------
Total                                                                   3,723,652
---------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION (0.8%)
Avatar Holdings                                      3,300(b)             102,924
Keith Companies                                     24,700(b)             280,098
Modtech Holdings                                    36,400(b)             289,744
Quanta Services                                     38,900(b)             369,939
                                                                  ---------------
Total                                                                   1,042,705
---------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES (0.2%)
TRC Companies                                        4,568(b)              88,756
Waste Connections                                    4,075(b)             143,562
                                                                  ---------------
Total                                                                     232,318
---------------------------------------------------------------------------------

FINANCE COMPANIES (0.2%)
Financial Federal                                    8,867(b)             284,985
---------------------------------------------------------------------------------

FINANCIAL SERVICES (1.4%)
American Capital Strategies                          4,714                117,001
BOK Financial                                        5,712                226,309
Irwin Financial                                      7,941                178,752
Jones Lang LaSalle                                  24,200(b)             438,020
Sky Financial Group                                  8,325                194,972
SWS Group                                           15,000                283,500
Westwood Holdings Group                             22,850                422,497
                                                                  ---------------
Total                                                                   1,861,051
---------------------------------------------------------------------------------

FOOD (0.2%)
American Italian Pasta Cl A                          4,405(b)             183,776
Corn Products Intl                                   1,915                 60,380
Sensient Technologies                                2,382                 49,546
                                                                  ---------------
Total                                                                     293,702
---------------------------------------------------------------------------------

FURNITURE & APPLIANCES (1.0%)
Aaron Rents                                         12,356                259,229
American Woodmark                                    3,994                203,454
Natuzzi ADR                                         49,600(c)             479,136
Thomas Inds                                         16,600                461,480
                                                                  ---------------
Total                                                                   1,403,299
---------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (3.4%)
Antigenics                                          35,800(b)     $       506,212
Coherent                                            27,300(b)             715,260
Datascope                                            8,500                252,450
Endo Pharmaceuticals  Holdings                      29,800(b)             505,110
Kos Pharmaceuticals                                  5,161(b)             194,570
Lexicon Genetics                                    32,600(b)             170,824
Ocular Sciences                                     17,200(b)             388,892
Perrigo                                             48,017                674,639
Serologicals                                        21,800(b)             303,020
Sybron Dental Specialists                            4,381(b)             104,881
Theragenics                                         84,000(b)             373,800
United Therapeutics                                  5,451(b)             124,937
Viasys Healthcare                                    7,900(b)             174,590
Vital Signs                                          4,500                123,795
                                                                  ---------------
Total                                                                   4,612,980
---------------------------------------------------------------------------------

HEALTH CARE SERVICES (3.9%)
Applera - Cerera  Genomics Group                    33,400(b)             340,012
Centene                                             16,650(b)             466,200
Covance                                             25,042(b)             522,126
Cross Country Healthcare                            50,900(b)             794,040
Curative Health Services                            15,700(b)             269,255
Healthcare Services Group                           14,300(b)             236,665
Horizon Health                                      25,400(b)             477,520
Molina Healthcare                                    9,100(b)             216,125
Option Care                                         26,200(b)             305,230
PAREXEL Intl                                        44,400(b)             748,584
Priority Healthcare Cl B                             6,152(b)             129,930
Radiologix                                          37,123(b)             135,499
RehabCare Group                                     10,700(b)             169,060
U.S. Physical Therapy                               13,200(b)             198,660
United Surgical Partners Intl                        8,544(b)             221,802
                                                                  ---------------
Total                                                                   5,230,708
---------------------------------------------------------------------------------

HOME BUILDING (0.8%)
Alexander & Baldwin                                 28,900                846,192
Beazer Homes USA                                     2,911(b)             241,962
                                                                  ---------------
Total                                                                   1,088,154
---------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.6%)
Elizabeth Arden                                     16,108(b)             271,903
Helen of Troy                                          668(b)              14,495
JAKKS Pacific                                       43,400(b)             520,800
Jarden                                               9,413(b)             309,405
Nu Skin Enterprises Cl A                            38,200                431,660
Oneida                                              13,605                 75,644
Tupperware                                           6,215                101,491
Yankee Candle                                       19,600(b)             459,620
                                                                  ---------------
Total                                                                   2,185,018
---------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (1.1%)
ArvinMeritor                                         8,420        $       158,464
Heartland Express                                    9,365(b)             239,276
Landstar System                                      3,262(b)             201,298
OMI                                                 32,567(b)             232,854
SCS Transportation                                   5,480(b)              82,200
Wabash Natl                                         34,990(b)             624,572
                                                                  ---------------
Total                                                                   1,538,664
---------------------------------------------------------------------------------

INSURANCE (7.1%)
AMERIGROUP                                           7,500(b)             305,400
AmerUs Group                                        15,265                491,991
Arch Capital Group                                   8,000(b,c)           272,000
Argonaut Group                                      13,500                183,600
CNA Surety                                          43,200                412,560
E-L Financial                                        3,400(c)             692,427
Erie Indemnity Cl A                                  7,700                313,621
FBL Financial Group Cl A                            23,200                562,832
Hooper Holmes                                       24,800                168,392
Horace Mann Educators                                7,153                107,867
Hub Intl                                             7,998                140,605
Leucadia Natl                                       15,100                576,065
MONY Group                                          29,200                818,768
Ohio Casualty                                       15,700(b)             216,660
Phoenix Companies                                   69,283                735,785
PMA Capital Cl A                                    10,500                131,565
ProAssurance                                        29,159(b)             750,553
Protective Life                                      6,600                191,994
Reinsurance Group of America                         9,000                340,380
RLI                                                 11,532                380,095
Scottish Annuity & Life Holdings                    22,800(c)             523,944
Selective Insurance Group                            2,664                 78,375
StanCorp Financial Group                             3,469                196,658
U.S.I. Holdings                                      9,443(b)             111,900
United Fire & Casualty                               7,400                291,856
Universal American Financial                        69,700(b)             526,235
                                                                  ---------------
Total                                                                   9,522,128
---------------------------------------------------------------------------------

INVESTMENT COMPANIES (1.7%)
iShares Russell 2000
  Value Index Fund                                   7,338(b)           1,032,897
SFK Pulp Fund                                      200,000(c)           1,304,834
                                                                  ---------------
Total                                                                   2,337,731
---------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.3%)
Arctic Cat                                          22,000                480,480
Argosy Gaming                                        7,248(b)             175,039
Callaway Golf                                       40,500                608,715
Concord Camera                                      16,305(b)             195,334
Multimedia Games                                    17,000(b)             460,530
Radica Games                                         8,900(b,c)            64,436
RC2                                                 28,600(b)             489,060
Thor Inds                                            5,300                287,207
Topps                                               33,594                300,330
                                                                  ---------------
Total                                                                   3,061,131
---------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - PARTNERS SMALL CAP VALUE FUND

ISSUER                                              SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

LODGING & GAMING (0.7%)
Dover Downs Gaming & Entertainment                  42,500        $       398,650
GTECH Holdings                                       5,684                240,888
Station Casinos                                      9,820                292,145
                                                                  ---------------
Total                                                                     931,683
---------------------------------------------------------------------------------

MACHINERY (3.9%)
Alamo Group                                         45,100                654,852
Blyth                                               13,700                384,696
Denison Intl ADR                                    24,000(b,c)           528,000
FLIR Systems                                         2,566(b)              67,383
Harsco                                               6,948                270,903
IDEX                                                 3,247                125,919
Lincoln Electric Holdings                           25,300                574,715
Lydall                                              24,307(b)             279,531
Semitool                                            71,000(b)             632,468
SureBeam Cl A                                       12,656(b)              17,465
Terex                                               12,253(b)             283,044
Trinity Inds                                        53,300              1,402,855
                                                                  ---------------
Total                                                                   5,221,831
---------------------------------------------------------------------------------

MEDIA (0.7%)
ADVO                                                 4,213(b)             186,004
Courier                                              2,400                125,400
Harland (John H)                                     2,702                 68,063
Journal Register                                     8,497(b)             152,351
Macrovision                                          8,000(b)             148,960
Regent Communications                               28,450(b)             169,278
Saga Communications Cl A                             3,763(b)              71,309
                                                                  ---------------
Total                                                                     921,365
---------------------------------------------------------------------------------

METALS (2.2%)
Apex Silver Mines                                   28,700(b,c)           453,460
ASA                                                  8,800(c)             381,920
Commercial Metals                                   21,318                421,670
Eldorado Gold                                       61,400(c)             161,482
Gibraltar Steel                                      1,700                 37,910
Goldcorp                                            45,200(c)             588,504
Kinross Gold                                        40,650(b,c)           304,875
Maverick Tube                                        7,602(b)             129,158
Mueller Inds                                         8,759(b)             252,960
Schnitzer Steel Inds Cl A                            9,231                228,929
                                                                  ---------------
Total                                                                   2,960,868
---------------------------------------------------------------------------------

MULTI-INDUSTRY (3.0%)
Actuant Cl A                                         4,729(b)     $       243,496
AMN Healthcare Services                             67,300(b)           1,110,450
Baldor Electric                                      5,867                130,365
Brascan Cl A                                        30,800(c)             799,876
Cornell Companies                                    8,800(b)             140,008
Imation                                              2,232                 80,240
Lancaster Colony                                     4,500                178,965
Medical Staffing Network Holdings                   21,550(b)             183,175
On Assignment                                       57,100(b)             274,080
SOURCECORP                                           4,700(b)             123,986
Wesco Financial                                        280                 88,483
Woodward Governor                                   12,800                625,664
                                                                  ---------------
Total                                                                   3,978,788
---------------------------------------------------------------------------------

PAPER & PACKAGING (0.9%)
Caraustar Inds                                      47,015(b)             401,038
TimberWest Forest                                   89,400(b,c)           759,435
                                                                  ---------------
Total                                                                   1,160,473
---------------------------------------------------------------------------------

PRECIOUS METALS (1.9%)
Glamis Gold                                         48,700(b)             687,157
Gold Fields ADR                                     25,000(c)             335,500
Golden Star Resources                               62,000(b)             236,220
Hecla Mining                                       100,100(b)             670,670
Meridian Gold                                       35,700(b)             466,242
Minefinders                                         21,600(b,c)           155,952
                                                                  ---------------
Total                                                                   2,551,741
---------------------------------------------------------------------------------

REAL ESTATE (3.0%)
American Financial Realty Trust                     10,579                152,338
Catellus Development                                37,200(b)             872,340
Forest City Enterprises Cl A                        31,500              1,341,900
Trammell Crow                                       83,100(b)             976,425
Wellsford Real Properties                           41,000(b)             680,600
                                                                  ---------------
Total                                                                   4,023,603
---------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (1.8%)
Brandywine Realty Trust                              5,982                145,961
Commercial Net Lease Realty                         11,340                190,852
Correctional Properties Trust                       10,708                272,947
Entertainment Properties Trust                       6,739                210,594
Healthcare Realty Trust                              6,193                196,070
Highwoods Properties                                 3,517                 80,715
Lexington Corporate  Properties Trust                7,183                132,598
MFA Mtge Investments                                 8,577                 89,973
Parkway Properties                                   5,746                257,708
Post Properties                                      2,977                 83,951
Prentiss Properties Trust                            9,395                282,320
RAIT Investment Trust                                8,550                202,464
Summit Properties                                   14,693                323,540
                                                                  ---------------
Total                                                                   2,469,693
---------------------------------------------------------------------------------

RESTAURANTS (1.0%)
Buca                                                24,066(b)     $       163,143
CEC Entertainment                                    6,500(b)             254,930
Jack in the Box                                     16,700(b)             353,873
Ryan's Family Steak Houses                          32,500(b)             434,850
Total Entertainment Restaurant                       7,207(b)              78,917
                                                                  ---------------
Total                                                                   1,285,713
---------------------------------------------------------------------------------

RETAIL -- GENERAL (3.3%)
AnnTaylor Stores                                    15,016(b)             510,544
Big Lots                                            23,700(b)             433,710
Brookstone                                           6,563(b)             185,405
Buckle                                              21,000(b)             419,790
Cato Cl A                                           16,600                394,250
Department 56                                       12,100(b)             168,190
Dress Barn                                          48,900(b)             630,810
Electronics Boutique Holdings                        6,600(b)             219,318
Fossil                                              16,420(b)             460,745
Galyan's Trading                                     4,800(b)              51,989
Gymboree                                             4,987(b)              81,238
Linens 'N Things                                     5,227(b)             151,060
Pier 1 Imports                                       4,179                 85,962
School Specialty                                     4,948(b)             139,286
Too                                                  8,637(b)             140,092
Tuesday Morning                                      4,261(b)             147,516
Wilsons The Leather Experts                          6,525(b)              52,331
Zale                                                 2,391(b)             121,821
                                                                  ---------------
Total                                                                   4,394,057
---------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (2.6%)
Andrew Corp                                          9,731(b)             120,470
Catapult Communications                             33,500(b)             445,885
CIENA                                               30,000(b)             195,000
CommScope                                          120,400(b)           1,237,711
ECtel                                               50,700(b),(c)         308,307
Scientific-Atlanta                                   7,500                255,000
Somera Communications                               92,400(b)             154,308
Sycamore Networks                                   22,000(b)              92,840
West                                                24,662(b)             611,618
                                                                  ---------------
Total                                                                   3,421,139
---------------------------------------------------------------------------------

TEXTILES & APPAREL (2.8%)
Charlotte Russe Holdings                             7,011(b)              86,235
Cutter & Buck                                       37,300(b)             235,363
Kellwood                                             7,283                265,902
Madden (Steven)                                     20,300(b)             424,270
Maxwell Shoes Cl A                                  97,850(b)           1,456,008
Oakley                                              27,700(b)             301,653
Oshkosh B'Gosh Cl A                                 11,829                284,961
Polo Ralph Lauren                                   18,000                527,400
Tropical Sportswear Intl                            23,620(b)              95,189
Unifi                                                7,997(b)              55,099
                                                                  ---------------
Total                                                                   3,732,080
---------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - PARTNERS SMALL CAP VALUE FUND

ISSUER                                             SHARES                VALUE(a)
COMMON STOCKS (CONTINUED)

UTILITIES -- ELECTRIC (0.5%)
Avista                                               2,561        $        39,875
Central Vermont Public Service                         882                 19,034
CH Energy Group                                      1,365                 60,401
El Paso Electric                                    23,057(b)             257,085
Empire District Electric                             2,653                 57,199
MGE Energy                                             299                  9,500
PNM Resources                                        7,835                214,679
                                                                  ---------------
Total                                                                     657,773
---------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (0.8%)
AGL Resources                                        4,162                115,828
Atmos Energy                                         4,037                 98,301
Energen                                              2,225                 79,388
Northwest Natural Gas                                9,870                281,196
Piedmont Natural Gas                                 1,894                 73,298
Syntel                                              12,100                308,176
WGL Holdings                                         5,090                136,870
                                                                  ---------------
Total                                                                   1,093,057
---------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.3%)
Lightbridge                                         40,900(b)             425,769
---------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $102,126,965)                                              $   115,429,566
---------------------------------------------------------------------------------

PREFERRED STOCK (0.1%)

United Fire & Casualty Insurance
6.38% Cv Series A                                    4,500        $       132,750
---------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $113,500)                                                  $       132,750
---------------------------------------------------------------------------------

                                            ANNUALIZED          AMOUNT
                                           YIELD ON DATE      PAYABLE AT
ISSUER                                      OF PURCHASE        MATURITY               VALUE(a)
----------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (14.1%)

COMMERCIAL PAPER
Citigroup
   09-02-03                                    1.10%        $  46,700,000     $      6,699,181
General Electric Capital
   09-02-03                                    1.09             6,100,000            6,099,261
Fairway Finance
   09-02-03                                    1.10             2,000,000(d)         1,999,756
Morgan Stanley
   09-02-03                                    1.10             4,100,000            4,099,499
----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $18,898,273)                                                           $     18,897,697
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $121,138,738)(e)                                                       $    134,460,013
==============================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 8.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $121,632,986 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 15,637,098
     Unrealized depreciation                                         (2,810,071)
     --------------------------------------------------------------------------
     Net unrealized appreciation                                   $ 12,827,027
     --------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - S&P 500 INDEX FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                              SHARES                VALUE(a)
COMMON STOCKS (98.3%)

AEROSPACE & DEFENSE (1.9%)
Boeing                                              15,226         $       569,300
General Dynamics                                     3,576                 307,929
Goodrich                                             2,118                  55,132
Honeywell Intl                                      15,527                 450,128
Lockheed Martin                                      8,154                 417,729
Northrop Grumman                                     3,310                 316,039
Raytheon                                             7,438                 238,462
Rockwell Automation                                  3,354                  91,296
Rockwell Collins                                     3,222                  87,155
United Technologies                                  8,471                 679,798
                                                                   ---------------
Total                                                                    3,212,968
----------------------------------------------------------------------------------

AIRLINES (0.2%)
Delta Air Lines                                      2,224                  28,623
Southwest Airlines                                  14,104                 241,037
                                                                   ---------------
Total                                                                      269,660
----------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.0%)
AutoNation                                           5,090(b)               95,641
Cooper Tire & Rubber                                 1,324                  23,832
Cummins                                                743                  37,031
Dana                                                 2,689                  41,464
Delphi                                              10,133                  91,805
Eaton                                                1,351                 126,508
Ford Motor                                          33,137                 383,064
General Motors                                      10,152                 417,247
Genuine Parts                                        3,146                 100,735
Goodyear Tire & Rubber                               3,165                  22,535
Johnson Controls                                     1,618                 160,182
Navistar Intl                                        1,229(b)               54,973
PACCAR                                               2,100                 178,920
Snap-On                                              1,051                  31,005
Visteon                                              2,359                  15,923
                                                                   ---------------
Total                                                                    1,780,865
----------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (7.0%)
AmSouth Bancorporation                               6,358                 136,951
Bank of America                                     27,118               2,149,101
Bank of New York                                    13,964                 410,821
Bank One                                            20,678                 816,161
BB&T                                                10,095                 368,669
Charter One Financial                                4,068                 126,108
Comerica                                             3,167                 156,260
Fifth Third Bancorp                                 10,396                 609,206
First Tennessee Natl                                 2,286                  94,526
FleetBoston Financial                               19,040                 563,394
Golden West Financial                                2,768                 238,795
Huntington Bancshares                                4,132                  82,640
KeyCorp                                              7,655                 208,063
Marshall & Ilsley                                    4,100                 127,100
Mellon Financial                                     7,810                 244,844
Natl City                                           11,075                 350,856
North Fork Bancorporation                            2,831                  95,603
Northern Trust                                       3,987                 168,411
PNC Financial Services Group                         5,124                 243,902
Regions Financial                                    4,020         $       141,745
SouthTrust                                           6,158                 178,520
SunTrust Banks                                       5,069                 309,868
Synovus Financial                                    5,497                 134,402
U.S. Bancorp                                        34,749                 830,501
Union Planters                                       3,596                 114,712
Wachovia                                            24,350               1,026,353
Washington Mutual                                   16,843                 656,540
Wells Fargo                                         30,323               1,520,394
Zions Bancorp                                        1,628                  90,680
                                                                   ---------------
Total                                                                   12,195,126
----------------------------------------------------------------------------------

BEVERAGES & TOBACCO (3.7%)
Altria Group                                        36,651               1,510,754
Anheuser-Busch                                      15,107                 778,615
Brown-Forman Cl B                                    1,087                  85,916
Coca-Cola                                           44,594               1,940,731
Coca-Cola Enterprises                                8,180                 151,248
Coors (Adolph) Cl B                                    650                  35,848
Fortune Brands                                       2,629                 148,276
Pepsi Bottling Group                                 4,964                 119,732
PepsiCo                                             31,108               1,385,550
RJ Reynolds Tobacco Holdings                         1,520                  51,908
UST                                                  3,025                 101,035
                                                                   ---------------
Total                                                                    6,309,613
----------------------------------------------------------------------------------

BROKER DEALERS (2.3%)
Bear Stearns Companies                               1,792                 125,404
Franklin Resources                                   4,585                 198,026
J.P. Morgan Chase                                   36,767               1,258,166
Lehman Brothers Holdings                             4,389                 288,489
Merrill Lynch                                       16,847                 906,032
Morgan Stanley                                      19,687                 960,529
Schwab (Charles)                                    24,446                 265,484
                                                                   ---------------
Total                                                                    4,002,130
----------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.4%)
American Standard                                    1,299(b)              104,167
Fluor                                                1,469                  54,118
Louisiana-Pacific                                    1,890(b)               24,854
Masco                                                8,629                 213,912
Plum Creek Timber                                    3,309                  86,530
Sherwin-Williams                                     2,657                  79,923
Temple-Inland                                          975                  48,536
                                                                   ---------------
Total                                                                      612,040
----------------------------------------------------------------------------------

CABLE (0.7%)
Comcast Cl A                                        40,708(b)            1,211,063
----------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (0.5%)
AT&T Wireless Services                              49,087(b)              423,130
Nextel Communications Cl A                          18,614(b)              358,878
                                                                   ---------------
Total                                                                      782,008
----------------------------------------------------------------------------------

CHEMICALS (1.4%)
Air Products & Chemicals                             4,115         $       194,722
Dow Chemical                                        16,573                 572,266
du Pont (EI) de Nemours                             18,032                 806,751
Eastman Chemical                                     1,397                  50,027
Ecolab                                               4,754                 122,606
Engelhard                                            2,277                  63,915
Great Lakes Chemical                                   905                  19,177
Hercules                                             1,985(b)               22,232
Pall                                                 2,217                  55,425
PPG Inds                                             3,073                 168,738
Praxair                                              2,944                 187,886
Rohm & Haas                                          4,019                 146,010
Sigma-Aldrich                                        1,278                  69,971
                                                                   ---------------
Total                                                                    2,479,726
----------------------------------------------------------------------------------

COMPUTER HARDWARE (3.7%)
Apple Computer                                       6,617(b)              149,743
Cisco Systems                                      127,046(b)            2,432,931
Dell                                                46,491(b)            1,517,001
EMC                                                 39,586(b)              504,722
Gateway                                              5,857(b)               33,795
Hewlett-Packard                                     55,253               1,100,640
Lexmark Intl Cl A                                    2,311(b)              154,929
Network Appliance                                    6,139(b)              137,575
NVIDIA                                               2,871(b)               52,137
Sun Microsystems                                    58,461(b)              225,659
                                                                   ---------------
Total                                                                    6,309,132
----------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (7.7%)
Adobe Systems                                        4,193                 162,814
Autodesk                                             2,016                  36,086
Automatic Data Processing                           10,832                 432,305
BMC Software                                         4,221(b)               61,964
Citrix Systems                                       2,985(b)               61,461
Computer Associates Intl                            10,462                 268,141
Computer Sciences                                    3,384(b)              144,057
Compuware                                            6,834(b)               40,662
Comverse Technology                                  3,398(b)               56,033
Concord EFS                                          8,804(b)              121,935
Convergys                                            2,677(b)               48,186
Deluxe                                                 998                  42,615
Electronic Arts                                      2,637(b)              236,671
Electronic Data Systems                              8,660                 189,048
Equifax                                              2,550                  58,497
First Data                                          13,538                 519,859
Fiserv                                               3,501(b)              136,014
Intl Business Machines                              31,278(d)            2,565,109
Intuit                                               3,716(b)              168,409
Mercury Interactive                                  1,537(b)               67,459
Microsoft                                          194,334               5,153,738
NCR                                                  1,722(b)               49,955
Novell                                               6,664(b)               33,520
Oracle                                              94,910(b)            1,212,950
Parametric Technology                                4,783(b)               15,927
Paychex                                              6,819                 245,484
PeopleSoft                                           6,675(b)              120,818

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 INDEX FUND

ISSUER                                              SHARES                VALUE(a)
COMMON STOCKS (CONTINUED)

COMPUTER SOFTWARE & SERVICES (CONT.)
QLogic                                               1,694(b)      $        83,040
SABRE Holdings Cl A                                  2,586                  58,495
Siebel Systems                                       8,854(b)               89,248
State Street                                         6,022                 264,667
SunGard Data Systems                                 5,152(b)              145,286
Symantec                                             2,670(b)              153,338
Unisys                                               5,923(b)               76,881
VERITAS Software                                     7,508(b)              258,876
                                                                   ---------------
Total                                                                   13,379,548
----------------------------------------------------------------------------------

ELECTRONICS (4.6%)
Advanced Micro Devices                               6,250(b)               70,563
Agilent Technologies                                 8,533(b)              207,523
Altera                                               6,929(b)              155,487
American Power Conversion                            3,557                  63,741
Analog Devices                                       6,613(b)              271,133
Applied Materials                                   30,006(b)              648,130
Applied Micro Circuits                               5,498(b)               31,943
Broadcom Cl A                                        5,069(b)              139,296
Intel                                              118,277               3,385,087
Jabil Circuit                                        3,595(b)              101,199
KLA-Tencor                                           3,443(b)              204,376
Linear Technology                                    5,668                 233,635
LSI Logic                                            6,789(b)               78,345
Maxim Integrated Products                            5,875                 263,846
Micron Technology                                   11,019(b)              158,233
Millipore                                              870(b)               39,498
Molex                                                3,453                 101,587
Natl Semiconductor                                   3,304(b)               96,279
Novellus Systems                                     2,710(b)              108,292
PMC-Sierra                                           3,054(b)               43,550
Power-One                                            1,493(b)               17,632
Sanmina-SCI                                          9,228(b)               82,867
Solectron                                           15,015(b)               89,039
Symbol Technologies                                  4,172                  56,489
Tektronix                                            1,533(b)               36,240
Teradyne                                             3,344(b)               59,624
Texas Instruments                                   31,303                 746,577
Thomas & Betts                                       1,049(b)               17,917
Xerox                                               14,150(b)              152,537
Xilinx                                               6,111(b)              188,463
                                                                   ---------------
Total                                                                    7,849,128
----------------------------------------------------------------------------------

ENERGY (4.9%)
Amerada Hess                                         1,624                  76,572
Anadarko Petroleum                                   4,517                 196,490
Apache                                               2,927                 201,904
Ashland                                              1,229                  40,631
Burlington Resources                                 3,631                 175,813
ChevronTexaco                                       19,342               1,409,451
ConocoPhillips                                      12,289                 686,218
Devon Energy                                         4,183                 216,470
EOG Resources                                        2,074                  87,938
Exxon Mobil                                        120,908               4,558,231
Kerr-McGee                                           1,821                  80,033
Marathon Oil                                         5,610                 156,463
Occidental Petroleum                                 6,871                 235,881
Sunoco                                               1,383                  56,191
Unocal                                               4,667                 142,904
                                                                   ---------------
Total                                                                    8,321,190
----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes                                         6,091         $       203,805
BJ Services                                          2,854(b)              106,654
Halliburton                                          7,917                 191,433
Nabors Inds                                          2,635(b),(c)          105,795
Noble                                                2,412(b)               87,266
Rowan Companies                                      1,685(b)               42,192
Schlumberger                                        10,546                 522,133
Transocean                                           5,789(b)              122,264
                                                                   ---------------
Total                                                                    1,381,542
----------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES (0.2%)
Allied Waste Inds                                    3,782(b)               41,829
Waste Management                                    10,710                 284,993
                                                                   ---------------
Total                                                                      326,822
----------------------------------------------------------------------------------

FINANCE COMPANIES (2.4%)
Citigroup                                           93,191               4,039,830
MGIC Investment                                      1,783                 100,508
                                                                   ---------------
Total                                                                    4,140,338
----------------------------------------------------------------------------------

FINANCIAL SERVICES (3.2%)
American Express                                    23,484               1,057,954
Capital One Financial                                4,100                 218,940
Countrywide Financial                                2,367                 160,601
Fannie Mae                                          17,743               1,149,569
Federated Investors Cl B                             1,970                  57,839
Freddie Mac                                         12,444                 661,399
Goldman Sachs Group                                  8,505                 752,607
H&R Block                                            3,241                 142,928
Janus Capital Group                                  4,323                  74,658
MBNA                                                23,128                 539,808
Moody's                                              2,685                 139,244
Providian Financial                                  5,244(b)               53,751
SLM                                                  8,187                 328,954
T. Rowe Price Group                                  2,210                  93,925
                                                                   ---------------
Total                                                                    5,432,177
----------------------------------------------------------------------------------

FOOD (1.4%)
Archer-Daniels-Midland                              11,665                 161,794
Campbell Soup                                        7,434                 179,903
ConAgra Foods                                        9,722                 213,884
General Mills                                        6,694                 310,333
Heinz (HJ)                                           6,357(d)              205,713
Hershey Foods                                        2,375                 166,013
Kellogg                                              7,361                 246,814
McCormick                                            2,510                  67,017
Sara Lee                                            14,065                 266,954
Sysco                                               11,757                 369,874
Wrigley (Wm) Jr                                      4,079                 216,391
                                                                   ---------------
Total                                                                    2,404,690
----------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.2%)
Black & Decker                                       1,402                  59,978
Leggett & Platt                                      3,487(d)               80,759
Maytag                                               1,417                  38,401
Stanley Works                                        1,541                  46,646
Whirlpool                                            1,239                  86,209
                                                                   ---------------
Total                                                                      311,993
----------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (11.6%)
Abbott Laboratories                                 28,254         $     1,138,636
Allergan                                             2,360                 187,526
Amgen                                               22,800(b)            1,502,520
Applera-Applied  Biosystems Group                    3,782                  82,296
Bard (CR)                                              936                  62,712
Bausch & Lomb                                          958                  40,389
Baxter Intl                                         10,814                 303,873
Becton, Dickinson & Co                               4,610                 168,449
Biogen                                               2,686(b)              105,990
Biomet                                               4,673                 138,928
Boston Scientific                                    7,426(b)              446,303
Bristol-Myers Squibb                                35,091                 890,259
Chiron                                               3,376(b)              171,568
Forest Laboratories                                  6,570(b)              308,790
Genzyme                                              3,907(b)              184,215
Guidant                                              5,599                 281,070
Johnson & Johnson                                   53,745               2,664,677
King Pharmaceuticals                                 4,355(b)               61,188
Lilly (Eli)                                         20,338               1,353,087
Medco Health Solutions                               4,896(b)              130,711
MedImmune                                            4,560(b)              159,007
Medtronic                                           22,079               1,094,677
Merck & Co                                          40,589               2,042,438
PerkinElmer                                          2,276                  37,645
Pfizer                                             142,908               4,275,808
Schering-Plough                                     26,595                 403,978
St. Jude Medical                                     3,092(b)              161,000
Stryker                                              3,594                 272,425
Waters                                               2,246(b)               68,503
Watson Pharmaceuticals                               1,932(b)               79,405
Wyeth                                               24,043               1,030,243
Zimmer Holdings                                      3,553(b)              183,832
                                                                   ---------------
Total                                                                   20,032,148
----------------------------------------------------------------------------------

HEALTH CARE SERVICES (1.6%)
Aetna                                                2,747                 156,579
AmerisourceBergen                                    1,999                 116,362
Anthem                                               2,499(b)              182,927
Cardinal Health                                      8,083                 460,165
HCA                                                  9,267                 352,053
Health Management  Associates Cl A                   4,322                  96,294
Humana                                               2,921(b)               51,380
IMS Health                                           4,395                  85,571
Manor Care                                           1,624                  44,822
McKesson                                             5,244                 171,689
Quest Diagnostics                                    1,900(b)              114,000
Quintiles Transnational                              2,135(b)               30,402
Tenet Healthcare                                     8,449(b)              135,606
UnitedHealth Group                                  10,734                 530,583
WellPoint Health Networks                            2,632(b)              205,296
                                                                   ---------------
Total                                                                    2,733,729
----------------------------------------------------------------------------------

HOME BUILDING (0.1%)
Centex                                               1,126                  84,923
KB HOME                                                853                  48,809
Pulte Homes                                          1,100                  73,216
                                                                   ---------------
Total                                                                      206,948
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 INDEX FUND

ISSUER                                              SHARES                VALUE(a)
COMMON STOCKS (CONTINUED)

HOUSEHOLD PRODUCTS (2.5%)
Alberto-Culver Cl B                                  1,057         $        60,334
Avon Products                                        4,248                 272,297
Clorox                                               3,924                 168,143
Colgate-Palmolive                                    9,740                 538,427
Gillette                                            18,486                 600,056
Intl Flavors/Fragrances                              1,696                  53,424
Kimberly-Clark                                       9,214                 470,928
Newell Rubbermaid                                    4,960                 117,800
Procter & Gamble                                    23,442               2,046,251
Tupperware                                           1,050                  17,147
                                                                   ---------------
Total                                                                    4,344,807
----------------------------------------------------------------------------------

INDUSTRIAL SERVICES (0.1%)
Cintas                                               3,083                 123,104
----------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (1.4%)
Burlington Northern Santa Fe                         6,749                 191,334
CSX                                                  3,866                 124,794
FedEx                                                5,404                 362,608
Norfolk Southern                                     7,056                 134,346
Ryder System                                         1,127                  33,844
Union Pacific                                        4,602                 280,446
United Parcel Service Cl B                          20,373               1,278,610
                                                                   ---------------
Total                                                                    2,405,982
----------------------------------------------------------------------------------

INSURANCE (4.6%)
ACE                                                  4,794(c)              154,367
AFLAC                                                9,299                 297,661
Allstate                                            12,746                 455,670
Ambac Financial Group                                1,920                 124,646
American Intl Group                                 47,215               2,812,599
Aon                                                  5,646                 125,341
Chubb                                                3,356                 228,007
CIGNA                                                2,540                 121,107
Cincinnati Financial                                 2,911                 117,459
Hartford Financial Services Group                    5,063                 269,453
Jefferson-Pilot                                      2,568                 113,685
John Hancock Financial Services                      5,232                 159,733
Lincoln Natl                                         3,210                 113,698
Loews                                                3,358                 138,215
Marsh & McLennan                                     9,693                 484,650
MBIA                                                 2,601                 146,852
MetLife                                             13,763                 391,144
Principal Financial Group                            5,928                 186,495
Progressive                                          3,943                 278,928
Prudential Financial                                 9,952                 362,352
SAFECO                                               2,503                  90,258
St. Paul Companies                                   4,115                 143,037
Torchmark                                            2,095                  84,554
Travelers Property Casualty Cl B                    18,215                 282,150
UnumProvident                                        5,201                  73,334
XL Capital Cl A                                      2,470(c)              187,103
                                                                   ---------------
Total                                                                    7,942,498
----------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.2%)
AOL Time Warner                                     81,403(b)            1,331,753
Brunswick                                            1,627                  43,896
Carnival                                            11,377                 393,530
Harley-Davidson                                      5,476         $       272,814
Hasbro                                               3,135                  57,998
Mattel                                               7,959                 153,768
Viacom Cl B                                         31,786               1,430,371
                                                                   ---------------
Total                                                                    3,684,130
----------------------------------------------------------------------------------

LODGING & GAMING (0.3%)
Harrah's Entertainment                               1,982                  82,094
Hilton Hotels                                        6,822                 104,240
Intl Game Technology                                 6,186                 159,846
Marriott Intl Cl A                                   4,194                 171,242
                                                                   ---------------
Total                                                                      517,422
----------------------------------------------------------------------------------

MACHINERY (0.8%)
Caterpillar                                          6,240                 448,220
Deere & Co                                           4,336                 245,027
Illinois Tool Works                                  5,570                 402,655
Ingersoll-Rand Cl A                                  3,069(c)              182,667
Parker-Hannifin                                      2,140                 105,973
Thermo Electron                                      2,919(b)               66,524
                                                                   ---------------
Total                                                                    1,451,066
----------------------------------------------------------------------------------

MEDIA (2.6%)
American Greetings Cl A                              1,185(b)               21,923
Cendant                                             18,436(b)              331,479
Clear Channel Communications                        11,117(b)              501,599
Disney (Walt)                                       36,989                 758,275
Donnelley (RR) & Sons                                2,043                  51,361
Dow Jones                                            1,469                  62,388
eBay                                                11,504(b)              638,817
Gannett                                              4,869                 381,827
Interpublic Group of Companies                       7,053                 106,853
Knight-Ridder                                        1,478                 100,297
McGraw-Hill Companies                                3,456                 210,816
Meredith                                               897                  42,536
Monster Worldwide                                    2,023(b)               55,268
New York Times Cl A                                  2,730                 121,185
Omnicom Group                                        3,415                 266,712
Tribune                                              5,596                 258,815
Univision Communications Cl A                        4,152(b)              155,658
Yahoo!                                              10,920(b)              364,728
                                                                   ---------------
Total                                                                    4,430,537
----------------------------------------------------------------------------------

METALS (0.4%)
Alcoa                                               15,303                 437,053
Allegheny Technologies                               1,463                  10,899
Freeport McMoRan Cooper & Gold Cl B                  3,027                  90,810
Nucor                                                1,409                  72,437
Phelps Dodge                                         1,610(b)               77,264
United States Steel                                  1,858                  34,206
Worthington Inds                                     1,555                  23,481
                                                                   ---------------
Total                                                                      746,150
----------------------------------------------------------------------------------

MULTI-INDUSTRY (5.3%)
3M                                                   7,078               1,008,403
Apollo Group Cl A                                    3,173(b)              203,294
Cooper Inds Cl A                                     1,685                  85,750
Crane                                                1,067                  27,305
Danaher                                              2,763                 213,442
Dover                                                3,665                 139,343
Eastman Kodak                                        5,183         $       144,554
Emerson Electric                                     7,622                 425,003
General Electric                                   180,911               5,349,538
Grainger (WW)                                        1,656                  82,518
ITT Inds                                             1,661                 108,098
Monsanto                                             4,726(d)              121,505
Pitney Bowes                                         4,236                 165,204
Robert Half Intl                                     3,077(b)               68,432
Textron                                              2,443                 109,935
Tyco Intl                                           36,148(c)              743,926
Vulcan Materials                                     1,837                  76,070
                                                                   ---------------
Total                                                                    9,072,320
----------------------------------------------------------------------------------

PAPER & PACKAGING (0.7%)
Avery Dennison                                       1,994                 109,172
Ball                                                 1,029                  54,331
Bemis                                                  954                  43,188
Boise Cascade                                        1,049                  28,585
Georgia-Pacific                                      4,526                 104,867
Intl Paper                                           8,676                 351,812
MeadWestvaco                                         3,623                  91,843
Pactiv                                               2,878(b)               57,790
Sealed Air                                           1,520(b)               73,963
Weyerhaueser                                         3,969                 236,156
                                                                   ---------------
Total                                                                    1,151,707
----------------------------------------------------------------------------------

PRECIOUS METALS (0.2%)
Newmont Mining                                       7,279                 285,774
----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.5%)
Apartment Investment & Management Cl A               1,690                  65,150
Equity Office Properties Trust                       7,289                 202,780
Equity Residential                                   4,929                 143,335
ProLogis                                             3,235                  91,195
Simon Property Group                                 3,419                 146,025
Starwood Hotels & Resorts Worldwide                  3,635                 122,972
                                                                   ---------------
Total                                                                      771,457
----------------------------------------------------------------------------------

RESTAURANTS (0.6%)
Darden Restaurants                                   3,043                  66,337
McDonald's                                          23,030                 516,333
Starbucks                                            7,071(b)              201,099
Wendy's Intl                                         2,052(d)               64,741
Yum! Brands                                          5,296(b)              157,026
                                                                   ---------------
Total                                                                    1,005,536
----------------------------------------------------------------------------------

RETAIL -- DRUGSTORES (0.5%)
CVS                                                  7,136                 232,634
Walgreen                                            18,554                 604,303
                                                                   ---------------
Total                                                                      836,937
----------------------------------------------------------------------------------

RETAIL -- GENERAL (6.5%)
AutoZone                                             1,616(b)              148,349
Bed Bath & Beyond                                    5,345(b)              229,995
Best Buy                                             5,832(b)              303,322
Big Lots                                             2,112(b)               38,650
Circuit City Stores                                  3,744                  39,050
Costco Wholesale                                     8,259(b)              265,031
Dillard's Cl A                                       1,530                  23,149

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - S&P 500 INDEX FUND

ISSUER                                              SHARES                VALUE(a)
COMMON STOCKS (CONTINUED)

RETAIL -- GENERAL (CONT.)
Dollar General                                       6,036         $       138,405
Family Dollar Stores                                 3,112                 124,853
Federated Dept Stores                                3,388                 148,056
Gap                                                 16,120                 336,747
Home Depot                                          41,597               1,337,760
Kohl's                                               6,132(b)              387,849
Limited Brands                                       9,453                 160,323
Lowe's Companies                                    14,115                 774,349
May Dept Stores                                      5,224                 144,078
Nordstrom                                            2,454                  63,976
Office Depot                                         5,589(b),(d)          101,943
Penney (JC)                                          4,868                 103,299
RadioShack                                           3,048                  92,659
Sears, Roebuck & Co                                  5,123                 225,514
Staples                                              8,818(b)              217,187
Target                                              16,485                 669,291
Tiffany                                              2,625                 102,165
TJX Companies                                        9,238                 200,095
Toys "R" Us                                          3,847(b)               52,396
Wal-Mart Stores                                     79,263(d)            4,689,993
                                                                   ---------------
Total                                                                   11,118,484
----------------------------------------------------------------------------------

RETAIL -- GROCERY (0.4%)
Albertson's                                          6,642                 139,615
Kroger                                              13,654(b)              262,293
Safeway                                              7,993(b)              195,109
SUPERVALU                                            2,419                  58,298
Winn-Dixie Stores                                    2,539                  25,517
                                                                   ---------------
Total                                                                      680,832
----------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (1.1%)
ADC Telecommunications                              14,511(b)               36,858
Andrew Corp                                          2,759(b)               34,156
Avaya                                                6,899(b)               72,095
CIENA                                                8,525(b)               55,413
Corning                                             22,914(b)              189,041
JDS Uniphase                                        25,883(b)               89,038
Lucent Technologies                                 74,878(b)              143,017
Motorola                                            41,919                 449,791
QUALCOMM                                            14,291                 589,931
Scientific-Atlanta                                   2,690                  91,460
Tellabs                                              7,453(b)               48,668
                                                                   ---------------
Total                                                                    1,799,468
----------------------------------------------------------------------------------

TEXTILES & APPAREL (0.3%)
Jones Apparel Group                                  2,312         $        71,418
Liz Claiborne                                        1,942                  66,941
Nike Cl B                                            4,781                 272,421
Reebok Intl                                          1,063                  35,557
VF                                                   1,948                  78,115
                                                                   ---------------
Total                                                                      524,452
----------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (2.3%)
AES                                                 11,083(b)               71,818
Allegheny Energy                                     2,267                  21,015
Ameren                                               2,920                 124,100
American Electric Power                              7,155                 202,558
Calpine                                              6,895(b)               38,888
CenterPoint Energy                                   5,526                  46,916
Cinergy                                              3,187                 109,059
CMS Energy                                           2,606                  17,382
Consolidated Edison                                  4,044                 159,859
Constellation Energy Group                           2,986                 108,661
Dominion Resources                                   5,631                 341,126
DTE Energy                                           3,035                 105,952
Duke Energy                                         16,309                 278,558
Edison Intl                                          5,891(b)              111,104
Entergy                                              4,092                 214,625
Exelon                                               5,872(d)              345,860
FirstEnergy                                          5,386                 157,594
FPL Group                                            3,317                 205,190
PG&E                                                 7,411(b)              164,302
Pinnacle West Capital                                1,642                  56,321
PPL                                                  3,053                 121,113
Progress Energy                                      4,361                 176,577
Public Service Enterprise Group                      4,088                 173,086
Southern Co                                         13,064                 370,755
TECO Energy                                          3,190                  37,738
TXU                                                  5,830                 128,260
Xcel Energy                                          7,217                 105,729
                                                                   ---------------
Total                                                                    3,994,146
----------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (0.4%)
Dynegy Cl A                                          6,742(b)               20,833
El Paso                                             10,843                  79,588
KeySpan                                              2,842                  95,918
Kinder Morgan                                        2,211                 117,736
Nicor                                                  788                  26,784
NiSource                                             4,753         $        91,923
Peoples Energy                                         648                  26,017
Sempra Energy                                        3,751                 111,592
Williams Companies                                   9,365                  85,502
                                                                   ---------------
Total                                                                      655,893
----------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (3.0%)
ALLTEL                                               5,634                 258,037
AT&T                                                14,234                 317,418
BellSouth                                           33,437                 842,612
CenturyTel                                           2,585                  89,855
Citizens Communications                              5,128(b)               58,459
Qwest Communications Intl                           30,682(b)              136,535
SBC Communications                                  60,142               1,352,594
Sprint (FON Group)                                  16,280                 240,456
Sprint (PCS Group)                                  18,520(b)               96,119
Verizon Communications                              49,783               1,758,335
                                                                   ---------------
Total                                                                    5,150,420
----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $181,098,340)                                               $   168,377,706
----------------------------------------------------------------------------------

                                            ANNUALIZED         AMOUNT
                                           YIELD ON DATE     PAYABLE AT
ISSUER                                      OF PURCHASE       MATURITY                VALUE(a)
----------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.6%)

U.S. GOVERNMENT AGENCY (1.1%)

Federal Natl Mtge Assn Disc Nts
   09-24-03                                         0.98%   $    500,000        $      499,667
   10-09-03                                         1.04         500,000               499,398
   10-15-03                                         1.00         500,000               499,354
   11-19-03                                         1.05         500,000               498,874
                                                                                --------------
Total                                                                                1,997,293
----------------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.5%)
Danske
   11-12-03                                         1.07         800,000               798,217
----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $2,795,502)                                                              $    2,795,510
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $183,893,842)(e)                                                         $  171,173,216
==============================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 0.8% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     TYPE OF SECURITY                                   CONTRACTS
     ------------------------------------------------------------
     PURCHASE CONTRACTS
     E-Mini S&P 500 Index, Sept. 2003                          63

(e) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $184,166,312 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                            $    8,222,891
     Unrealized depreciation                               (21,215,987)
     ------------------------------------------------------------------
     Net unrealized depreciation                        $  (12,993,096)
     ------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - SHORT DURATION U.S. GOVERNMENT FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

                                            COUPON      PRINCIPAL
ISSUER                                       RATE         AMOUNT                    VALUE(a)
--------------------------------------------------------------------------------------------
BONDS (100.5%)

MORTGAGE-BACKED SECURITIES (48.3%)(f)

Federal Home Loan Mtge Corp
   08-01-10                                    7.50%   $  2,066,348          $     2,198,429
   03-01-12                                    7.50       1,630,651                1,736,654
   09-27-12                                    3.61       1,900,000                1,881,809
   06-01-13                                    4.50       1,221,653                1,210,033
   06-01-14                                    6.50         273,110                  286,601
   06-01-15                                    7.50       3,734,094                3,976,803
   04-01-17                                    6.00         879,566                  909,771
   04-01-17                                    6.50       3,568,799                3,767,487
   07-01-17                                    6.50       3,946,829                4,140,098
   03-01-18                                    6.00       1,056,516                1,098,819
   11-01-32                                    7.00         972,645                1,023,538
  Collateralized Mtge Obligation
   12-15-08                                    2.00       2,880,417                2,814,955
   12-15-08                                    6.00         687,309                  724,287
   04-15-12                                    5.00       4,646,930                4,786,988
   02-15-14                                    5.50       2,000,000                2,035,732
   03-15-15                                    5.50       5,000,000                5,165,553
   01-15-16                                    5.00       1,500,000                1,554,375
   02-15-16                                    5.00       1,500,000                1,546,875
   08-15-16                                    4.00       2,300,000                2,271,250
   10-15-16                                    4.00       1,491,961                1,466,129
   04-15-22                                    5.50       4,000,000                4,071,764
   02-25-42                                    6.00       2,000,000                2,092,578
  Interest Only
   02-15-14                                    9.85       1,900,000(e)               221,053
   06-15-18                                   22.32       1,835,006(e)               111,657
   11-15-25                                    0.95          29,538(e)                    21

Federal Natl Mtge Assn
   10-01-09                                    7.11         483,380                  533,574
   08-01-10                                    7.50       1,302,064                1,390,135
   01-01-13                                    5.00       2,490,887                2,545,366
   04-01-13                                    5.50       2,630,385                2,732,480
   05-01-13                                    5.00       2,332,351                2,363,698
   05-01-13                                    5.50       2,157,763                2,224,071
   08-01-13                                    4.50       2,379,697                2,392,711
   10-01-13                                    4.50       3,500,000(b)             3,457,335
   04-01-14                                    6.00         729,610                  757,740
   06-01-14                                    6.50          55,713                   58,654
   07-01-14                                    6.00         334,477                  347,111
   08-01-14                                    5.50       5,500,000(b)             5,616,874
   12-01-14                                    5.50         441,047                  452,230
   01-01-17                                    6.00       1,389,172                1,439,605
   03-01-17                                    6.50         590,999                  625,799
   06-01-17                                    6.00       2,862,103                2,965,891
   06-01-17                                    6.50       7,847,690                8,256,635
   06-01-17                                    7.00       1,290,373                1,371,665
   07-01-17                                    6.00       3,135,682                3,270,477
   08-01-17                                    5.50       4,051,086                4,180,785
   08-01-17                                    6.00       5,479,435                5,698,773
   11-01-17                                    5.50       6,458,201                6,621,425
   02-01-18                                    5.50       5,532,907                5,665,062
   02-01-18                                    6.00         922,834                  956,299
   03-01-18                                    5.50%   $  2,054,255          $     2,098,964
   05-01-18                                    5.50       2,735,925                2,808,444
   03-01-29                                    6.50       4,885,392                5,108,895
   09-01-31                                    7.00       1,566,457                1,669,306
   09-01-31                                    7.50       1,492,805                1,589,742
   10-01-31                                    7.00         365,651                  385,507
   09-01-32                                    6.00         881,513                  896,695
   09-01-32                                    6.50       1,631,239                1,688,501
   09-01-32                                    7.00         767,469                  808,239
   11-01-32                                    7.00       2,256,508                2,376,380
   02-01-33                                    4.66         975,537(b),(i)           979,349
   02-01-33                                    4.87       3,724,292(i)             3,838,453
   02-01-33                                    7.00         911,294                  966,538
   03-01-33                                    4.93       1,866,555(i)             1,916,099
   04-01-33                                    4.38       2,453,858(i)             2,437,761
   04-01-33                                    4.59       2,942,879(i)             3,031,135
   04-01-33                                    4.65       3,880,662(i)             3,948,574
   07-01-33                                    4.46       3,984,381                4,025,907
   07-01-33                                    4.97         976,004(i)             1,006,185
   09-01-33                                    4.24       3,600,000(b),(i)         3,526,875
  Collateralized Mtge Obligation
   01-25-12                                    5.50         966,733                  979,353
   03-25-13                                    4.50       1,906,716                1,932,281
   10-25-13                                    5.00       4,650,606                4,801,198
   08-25-22                                    5.00       3,000,000                3,062,308
   11-25-32                                    5.00       3,677,435                3,741,796
   06-25-33                                    5.35         987,025(i)             1,021,879
   05-25-42                                    5.30       5,000,000                5,158,836
   07-25-42                                    5.50       5,000,000                5,192,308
   08-25-42                                    4.70       3,485,000                3,505,923
   10-25-42                                    7.50       1,373,685                1,484,010
   12-25-42                                    4.75       3,000,000                2,993,867
  Interest Only
   12-25-12                                   12.05       1,900,000(e)               180,530
Govt Natl Mtge Assn
   04-15-13                                    7.00         618,098                  659,500
   08-15-13                                    6.00       4,000,000                4,174,989
   09-15-14                                    6.00       2,777,534                2,896,071
   05-15-16                                    6.00       2,801,444                2,916,078
   03-15-18                                    7.00       2,002,282                2,135,902
   07-15-32                                    7.50         861,663                  916,739
   03-15-33                                    6.00       1,326,884                1,355,721
   03-15-33                                    7.00       3,276,084                3,464,183
   06-15-33                                    7.00       1,940,808                2,070,599
  Collateralized Mtge Obligation
   10-16-13                                    4.54         864,438                  900,088
   10-16-17                                    2.21       1,984,454                1,906,687
   07-16-18                                    2.58       1,965,852                1,924,371
   10-16-20                                    2.93       2,820,813                2,777,805
   06-16-21                                    2.75       2,469,727                2,431,888
   04-16-31                                    6.00       4,000,000                4,247,966
                                                                             ---------------
Total                                                                            230,958,079
--------------------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS & AGENCIES (47.0%)

Federal Farm Credit Bank
   10-01-04                                    2.38%   $  4,000,000          $     4,037,360
   12-15-04                                    3.88       2,000,000                2,055,170
   03-15-06                                    2.50      12,000,000               12,008,352
   06-19-07                                    6.75       2,440,000                2,738,478
Federal Home Loan Bank
   02-15-05                                    4.38       5,000,000                5,188,005
   08-15-05                                    3.00       5,000,000                5,089,185
   08-15-05                                    6.88       3,000,000                3,279,711
   11-25-05                                    2.00       3,000,000                2,963,537
Federal Home Loan Mtge Corp
   04-15-06                                    2.38      15,000,000               14,899,875
Housing Urban Development
   08-01-05                                    2.99       3,000,000                3,052,101
Student Loan Mtge Assn
   09-30-04                                    3.63       5,000,000                5,115,850
   03-15-05                                    2.00       4,500,000                4,507,425
   03-15-06                                    5.25       4,000,000                4,271,568
   12-15-32                                    2.25       5,000,000                4,990,350
   03-15-33                                    2.16       5,200,000                5,192,689
U.S. Treasury
   11-15-04                                    5.88       4,000,000(g)             4,211,092
   12-31-04                                    1.75       5,000,000                5,016,795
   02-15-05                                    7.50      10,000,000               10,847,660
   05-15-05                                    6.75      32,350,000(g)            35,054,266
   05-31-05                                    1.25       2,200,000                2,180,750
   06-30-05                                    1.13       4,400,000(g)             4,345,172
   08-15-05                                   10.75      13,560,000               15,847,721
   11-15-05                                    5.75       5,000,000                5,395,115
   02-15-06                                    5.63      15,500,000(g)            16,772,085
   05-15-06                                    2.00       9,540,000                9,468,450
   05-15-06                                    6.88       7,850,000                8,775,444
   08-15-06                                    2.38       9,450,000                9,421,206
   11-15-06                                    3.50      15,700,000               16,115,799
   11-15-09                                   10.38       2,000,000(g)             2,208,516
                                                                             ---------------
Total                                                                            225,049,727
--------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.5%)
Intl Bank for Reconstruction & Development
  (U.S. Dollar)
   11-04-05                                    5.00       5,000,000(c)             5,280,420
Washington Mutual
  Series 2002-AR15 Cl A5
   12-25-32                                    4.38       2,000,000                2,019,180
                                                                             ---------------
Total                                                                              7,299,600
--------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - SHORT DURATION U.S. GOVERNMENT FUND

                                            COUPON      PRINCIPAL
ISSUER                                       RATE         AMOUNT                  VALUE(a)
------------------------------------------------------------------------------------------
BONDS (CONTINUED)

FINANCIAL SERVICES (3.2%)
First Franklin Mtge Loan
  Series 2002-FF4 Cl 2A2
   02-25-33                                    2.80%   $  1,500,000        $     1,525,320
KFW Intl Finance
   10-01-04                                    3.75       5,700,000              5,839,450
LB-UBS Commercial Mtge Trust
  Series 2003-C3 Cl A1
   05-15-27                                    2.60       1,171,380              1,141,424
Residential Asset Securities
  Series 2002-KS1 Cl A14
   11-25-29                                    5.86       3,500,000              3,626,595
  Series 2003-KS5 Cl AI2
   09-25-22                                    1.88       1,200,000              1,182,972
Vende Mtge Trust
  Series 2003-1 Cl D
   12-15-25                                    5.75       2,000,000              2,071,160
                                                                           ---------------
Total                                                                           15,386,921
------------------------------------------------------------------------------------------

INSURANCE (0.3%)
Conseco Finance
  Series 2000-D Cl A4
   12-15-25                                    8.17%   $  1,518,365        $     1,583,788
------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (0.2%)
KSL Resorts
  Series 2003-1A Cl A
   05-15-13                                    1.69       1,000,000(d)             999,922
------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $481,641,613)                                                       $   481,278,037
------------------------------------------------------------------------------------------

                                            ANNUALIZED         AMOUNT
                                           YIELD ON DATE     PAYABLE AT
ISSUER                                      OF PURCHASE       MATURITY                VALUE(a)
----------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.9%)(h)

U.S. GOVERNMENT AGENCY (--%)

Federal Natl Mtge Assn Disc Nt
   09-24-03                                         0.88%   $    200,000        $      199,867
----------------------------------------------------------------------------------------------

COMMERCIAL PAPER(1.9%)
Fleet Funding
   10-02-03                                         1.08         500,000(j)            499,491
HBOS Treasury Services
   09-18-03                                         1.03       8,500,000             8,495,105
                                                                                --------------
Total                                                                                8,994,596
----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $9,194,764)                                                              $    9,194,463
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $490,836,377)(k)                                                         $  490,472,500
==============================================================================================

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - SHORT DURATION U.S. GOVERNMENT FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,580,449.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2003, the value of foreign securities represented 1.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Aug. 31, 2003.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     TYPE OF SECURITY                                                   NOTIONAL AMOUNT
     ----------------------------------------------------------------------------------
     PURCHASE CONTRACTS
     Eurodollar, March 2005, 90-day                                     $     6,000,000
     Eurodollar, June 2005, 90-day                                            6,000,000
     Eurodollar, Sept. 2004, 90-day                                           1,250,000
     Eurodollar, Sept. 2005, 90-day                                           4,750,000
     Eurodollar, Sept. 2007, 90-day                                          16,000,000
     Eurodollar, Sept. 2013, 90-day                                          13,500,000
     Eurodollar, Dec. 2004, 90-day                                            1,250,000
     Eurodollar, Dec. 2005, 90-day                                            4,750,000
     U.S. Treasury Notes, Sept. 2003, 2-year                                  3,000,000
     U.S. Treasury Notes, Dec. 2003, 2-year                                  27,600,000

     SALE CONTRACTS

     U.S. Treasury Bonds, Dec. 2003, 20-year                                  1,400,000
     U.S. Treasury Notes, Sept. 2003, 5-year                                  1,800,000
     U.S. Treasury Notes, Sept. 2003, 10-year                                 6,800,000
     U.S. Treasury Notes, Dec. 2003, 5-year                                  54,900,000
     U.S. Treasury Notes, Dec. 2003, 10-year                                 21,500,000

(h) At Aug. 31, 2003, cash or short-term securities were designated to cover open call options written as follows (see Note 8 to the financial statements):

                                                       NOTIONAL     EXERCISE   EXPIRATION
     ISSUER                                             AMOUNT        PRICE       DATE            VALUE(a)
     -----------------------------------------------------------------------------------------------------
     U.S. Treasury Notes Dec. 2003, 10-year          $  5,000,000   $    113    Nov. 2003   $       37,500

     At Aug. 31, 2003, cash or short-term securities were designated to cover open put options written as follows (see Note 8 to the financial statements):

                                                       NOTIONAL     EXERCISE   EXPIRATION
     ISSUER                                             AMOUNT        PRICE       DATE            VALUE(a)
     -----------------------------------------------------------------------------------------------------
     U.S. Treasury Notes Dec. 2003, 10-year          $  6,000,000   $    114    Nov. 2003   $      286,875

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(k) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $490,854,175 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                $   2,872,319
     Unrealized depreciation                                                   (3,253,994)
     -------------------------------------------------------------------------------------
     Net unrealized depreciation                                            $    (381,675)
     -------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - SMALL CAP ADVANTAGE FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                              SHARES           VALUE(a)
COMMON STOCKS (98.0%)

AEROSPACE & DEFENSE (0.6%)
Aviall                                              17,700(b)     $       224,790
MTC Technologies                                     7,200(b)             164,952
REMEC                                               28,633(b)             259,415
                                                                  ---------------
Total                                                                     649,157
---------------------------------------------------------------------------------

AIRLINES (1.2%)
AirTran Holdings                                    32,750(b)             439,833
America West Holdings Cl B                          17,500(b)             148,750
Northwest Airlines Cl A                             44,300(b)             397,371
SkyWest                                             12,300                215,004
                                                                  ---------------
Total                                                                   1,200,958
---------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.6%)
Aftermarket Technology                              17,600(b)             211,024
Asbury Automotive Group                             19,500(b)             337,545
Bandag                                               5,700                199,386
Dura Automotive Systems Cl A                        19,900(b)             209,746
Modine Mfg                                           8,800                217,360
Tenneco Automotive                                  23,100(b)             136,983
Tower Automotive                                    62,800(b)             273,808
                                                                  ---------------
Total                                                                   1,585,852
---------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (9.3%)
Anchor BanCorp Wisconsin                            14,100                338,400
Bank of the Ozarks                                  11,200                473,760
BankUnited Financial Cl A                           14,000(b)             304,360
Capital Bancorp                                      6,900                189,750
Central Pacific Financial                           10,450                277,134
City Holding                                         6,800                233,172
Commercial Capital Bancorp                          19,300(b)             406,265
Commercial Federal                                   5,300                131,440
Community Bank System                                7,200                315,360
Dime Community Bancshares                            9,783                232,835
First BanCorp                                       16,500                506,714
First Federal Capital                               14,400                297,072
First Republic Bank                                 11,200                350,896
FirstFed Financial                                  12,443(b)             493,987
Greater Bay Bancorp                                 17,100                351,747
Hawthorne Financial                                  5,800(b)             226,780
IBERIABANK                                           7,300                350,400
Independent Bank                                    12,961                371,333
MAF Bancorp                                          8,243                314,883
New Century Financial                               14,850                361,895
Oak Hill Financial                                   3,200                 93,216
Quaker City Bancorp                                  7,625                303,094
R & G Financial Cl B                                13,231(c)             394,284
South Financial Group                               17,300                425,407
Sterling Financial                                  18,088(b)             522,561
Texas Regional Bancshares Cl A                      12,400                417,880
TierOne                                             10,900(b)             242,525
Wintrust Financial                                   5,900                208,624
WSFS Financial                                       7,000                305,900
                                                                  ---------------
Total                                                                   9,441,674
---------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.4%)
Standard Commercial                                 24,050        $       432,900
---------------------------------------------------------------------------------

BROKER DEALERS (0.4%)
Affiliated Managers Group                            5,500(b)             372,900
---------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (2.1%)
Building Materials Holding                          14,100                170,046
Griffon                                             19,750(b)             372,288
Hughes Supply                                        7,500                266,250
M/I Schottenstein Homes                              8,800                381,744
NCI Building Systems                                13,300(b)             255,360
Potlatch                                            14,400                424,656
Trex                                                 5,500(b)             199,100
USG                                                  6,200(b)             103,292
                                                                  ---------------
Total                                                                   2,172,736
---------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (1.0%)
NII Holdings Cl B                                    8,500(b)             535,415
Western Wireless Cl A                               24,600(b)             454,608
                                                                  ---------------
Total                                                                     990,023
---------------------------------------------------------------------------------

CHEMICALS (1.8%)
Aceto                                               10,500                199,815
FMC                                                 16,100(b)             400,729
Hercules                                            29,000(b)             324,800
Immucor                                              9,100(b)             227,500
MacDermid                                           14,400                411,696
OM Group                                            18,800                253,424
                                                                  ---------------
Total                                                                   1,817,964
---------------------------------------------------------------------------------

COMPUTER HARDWARE (1.8%)
Artesyn Technologies                                39,700(b)             319,585
Electronics for Imaging                              6,600(b)             141,372
Gateway                                             24,800(b)             143,096
Hutchinson Technology                                7,000(b)             221,410
Iomega                                              12,200(b)             141,276
RadiSys                                             16,200(b)             287,550
Rainbow Technologies                                23,950(b)             190,403
Synaptics                                           17,600(b)             211,200
Western Digital                                     19,300(b)             221,757
                                                                  ---------------
Total                                                                   1,877,649
---------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (10.9%)
ANSYS                                               12,100(b)             428,340
Ascential Software                                   6,250(b)             109,375
Avid Technology                                      3,900(b)             193,635
Avocent                                              7,100(b)             207,320
Centillium Communications                           17,000(b)             163,370
Ciber                                               26,100(b)             278,226
CompuCom Systems                                    36,400(b)             176,176
Dendrite Intl                                       29,000(b)             421,950
Digitas                                             24,600(b)             168,510
Documentum                                           8,500(b)             174,420
Dot Hill Systems                                    12,100(b)             200,860
eSpeed Cl A                                         15,300(b)             348,840
F5 Networks                                          8,300(b)             162,763
FactSet Research Systems                             3,400                165,070
Foundry Networks                                    15,500(b)     $       301,475
Hypercom                                            32,200(b)             159,390
Hyperion Solutions                                   7,800(b)             257,244
Informatica                                         22,600(b)             200,914
Inter-Tel                                            8,500                214,200
Intergraph                                           7,400(b)             176,046
Ixia                                                15,400(b)             123,200
j2 Global Communications                             4,700(b)             294,784
Kronos                                               2,400(b)             138,703
Lawson Software                                     30,500(b)             215,025
Legato Systems                                      39,600(b)             448,272
Lexar Media                                         21,700(b)             361,956
ManTech Intl Cl A                                   10,100(b)             230,583
McDATA Cl A                                         19,100(b)             193,865
Mentor Graphics                                      9,500(b)             192,375
Micromuse                                           14,900(b)             121,882
NDCHealth                                            6,900                146,142
NetIQ                                               17,000(b)             228,820
OPNET Technologies                                   7,900(b)              94,800
Pinnacle Systems                                    13,400(b)             121,538
Quest Software                                       8,400(b)              89,124
Red Hat                                             18,000(b)             131,040
RSA Security                                        19,600(b)             236,768
SafeNet                                              6,300(b)             227,052
SeaChange Intl                                      28,200(b)             288,486
SM&A                                                10,300                 97,139
SupportSoft                                         34,900(b)             310,610
Take-Two Interactive Software                       14,700(b)             437,619
Tyler Technologies                                  33,200(b)             210,156
United Online                                        7,100(b)             270,581
ValueClick                                          26,100(b)             241,425
Vastera                                             14,100(b)              76,563
VitalWorks                                          40,000(b)             200,400
WebMethods                                          18,100(b)             163,262
Websense                                            10,600(b)             252,280
Wireless Facilities                                 33,600(b)             462,336
                                                                  ---------------
Total                                                                  11,114,910
---------------------------------------------------------------------------------

ELECTRONICS (7.7%)
Actel                                                7,651(b)             224,098
Aeroflex                                            22,974(b)             209,063
Artisan Components                                   4,100(b)              87,125
Axcelis Technologies                                22,900(b)             199,230
Benchmark Electronics                                7,250(b)             321,754
Brooks Automation                                   10,400(b)             254,280
Cabot Microelectronics                               2,000(b)             130,380
Daktronics                                          16,700(b)             270,874
DSP Group                                            6,500(b)             176,930
Emerson Radio                                       63,900(b)             212,787
Entegris                                            19,373(b)             285,171
ESCO Technologies                                    6,800(b)             319,940
Exar                                                15,500(b)             253,425
Gerber Scientific                                   12,400(b)              90,768
GlobespanVirata                                     28,100(b)             213,841
GrafTech Intl                                       38,100(b)             304,800

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - SMALL CAP ADVANTAGE FUND

ISSUER                                              SHARES            VALUE(a)
COMMON STOCKS (CONTINUED)

ELECTRONICS (CONT.)
Helix Technology                                     9,034        $       165,864
II-VI                                                7,800(b)             192,894
Integrated Circuit Systems                           5,500(b)             189,860
Integrated Electrical Services                      32,900(b)             205,625
Kopin                                               29,000(b)             252,590
Micrel                                              15,000(b)             204,000
Moog Cl A                                            8,514(b)             320,978
Newport                                             15,250(b)             272,518
Photronics                                           9,800(b)             238,042
Pioneer-Standard Electronics                        11,600                112,404
Pixelworks                                          13,300(b)             125,951
Plexus                                              10,200(b)             168,300
Power Integrations                                   6,500(b)             209,170
Rambus                                               9,900(b)             164,934
Rofin-Sinar Technologies                            13,000(b)             270,790
Rudolph Technologies                                 8,226(b)             182,206
Skyworks Solutions                                  48,840(b)             553,845
Varian Semiconductor Equipment Associates            5,800(b)             235,306
Zoran                                                9,656(b)             241,014
                                                                  ---------------
Total                                                                   7,860,757
---------------------------------------------------------------------------------

ENERGY (1.0%)
Brown (Tom)                                          7,300(b)             200,677
Chesapeake Energy                                   18,800                203,792
Patina Oil & Gas                                     8,325                308,441
St. Mary Land & Exploration                         11,700                331,110
                                                                  ---------------
Total                                                                   1,044,020
---------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
CARBO Ceramics                                       7,900                306,125
Cimarex Energy                                      13,300(b)             289,275
Grey Wolf                                           81,600(b)             309,264
Offshore Logistics                                   4,500(b)              96,120
Oil States Intl                                     23,400(b)             282,906
Ultra Petroleum                                     33,900(b)             491,889
Unit Corp                                            9,100(b)             196,196
                                                                  ---------------
Total                                                                   1,971,775
---------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION (0.5%)
Dycom Inds                                           8,400(b)             190,260
URS                                                 13,800(b)             315,054
                                                                  ---------------
Total                                                                     505,314
---------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES (0.2%)
Stericycle                                           4,900(b)             235,151
---------------------------------------------------------------------------------

FINANCE COMPANIES (0.3%)
ITLA Capital                                         6,900(b)             310,500
---------------------------------------------------------------------------------

FINANCIAL SERVICES (2.4%)
AmeriCredit                                         34,200(b)             366,966
Charles River Associates                             8,600(b)             289,304
Delphi Financial Group Cl A                         11,300                543,078
Irwin Financial                                     15,494                348,770
Jefferies Group                                      8,800                261,360
Saxon Capital                                       17,500(b)             287,700
WFS Financial                                        7,700(b)             300,454
                                                                  ---------------
Total                                                                   2,397,632
---------------------------------------------------------------------------------

FOOD (1.1%)
Corn Products Intl                                   7,000        $       220,710
Del Monte Foods                                     16,500(b)             148,170
J & J Snack Foods                                    4,300(b)             150,973
Ralcorp Holdings                                    10,800(b)             306,936
Sensient Technologies                               13,300                276,640
                                                                  ---------------
Total                                                                   1,103,429
---------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.7%)
Briggs & Stratton                                    8,100                476,280
Select Comfort                                       9,975(b)             232,318
                                                                  ---------------
Total                                                                     708,598
---------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (8.7%)
Abgenix                                             13,000(b)             169,000
Adolor                                               9,700(b)             138,128
ALARIS Medical Systems                              19,300(b)             330,995
Alpharma Cl A                                        7,700                161,469
Amylin Pharmaceuticals                              10,700(b)             305,485
AtheroGenics                                        21,800(b)             296,698
Bio-Rad Laboratories Cl A                            2,000(b)             102,300
BioMarin Pharmaceutical                             31,100(b)             293,895
Biosite                                              4,400(b)             204,160
Cantel Medical                                       6,950(b)              88,265
Coherent                                             8,000(b)             209,600
Conmed                                               7,300(b)             155,271
Cooper Companies                                     8,086                299,910
CV Therapeutics                                      9,000(b)             230,850
DeCODE genetics                                     48,200(b),(c)         152,312
Endo Pharmaceuticals Holdings                       19,900(b)             337,305
EPIX Medical                                         9,200(b)             175,076
Esperion Therapeutics                               13,600(b)             246,024
Exact Sciences                                      13,000(b)             218,920
Gen-Probe                                            6,000(b)             379,439
Kos Pharmaceuticals                                  7,000(b)             263,900
Kyphon                                               4,600(b)             108,790
Martek Biosciences                                   6,500(b)             335,335
Mentor                                               4,600                106,306
MIM                                                 12,900(b)              90,300
Myriad Genetics                                      7,800(b)              97,656
Nabi Biopharmaceuticals                             25,500(b)             163,455
Neurocrine Biosciences                               3,800(b)             203,338
OSI Pharmaceuticals                                  7,000(b)             266,700
Perrigo                                             13,400                188,270
Pharmaceutical Resources                             4,300(b)             240,542
Pharmacopeia                                         9,700(b)             118,825
PSS World Medical                                   32,800(b)             304,384
Respironics                                          4,150(b)             172,889
SciClone Pharmaceuticals                             9,500(b)              75,620
Serologicals                                         9,060(b)             125,934
Tanox                                               10,000(b)             221,900
Techne                                               5,400(b)             181,116
Telik                                               14,000(b)             268,520
Therasense                                          17,600(b)             250,800
United Therapeutics                                 14,400(b)             330,048
Wilson Greatbatch Technologies                       5,300(b)             209,721
                                                                  ---------------
Total                                                                   8,819,451
---------------------------------------------------------------------------------

HEALTH CARE SERVICES (3.8%)
aaiPharma                                           19,000(b)     $       341,430
Beverly Enterprises                                 35,000(b)             227,500
Cell Genesys                                        17,100(b)             205,713
Connetics                                           18,100(b)             339,194
Discovery Partners Intl                             35,500(b)             169,868
Hanger Orthopedic Group                             13,900(b)             193,905
Molina Healthcare                                    9,550(b)             226,813
Option Care                                          9,000(b)             104,850
Owens & Minor                                       14,200                330,860
Pediatrix Medical Group                              6,700(b)             299,624
Select Medical                                      10,500(b)             302,400
Sierra Health Services                              12,700(b)             247,777
Stewart Enterprises Cl A                            38,600(b)             159,032
SurModics                                            3,000(b)             100,680
VCA Antech                                          25,400(b)             585,215
                                                                  ---------------
Total                                                                   3,834,861
---------------------------------------------------------------------------------

HOME BUILDING (0.2%)
Beazer Homes USA                                     3,000(b)             249,360
---------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Helen of Troy                                       10,200(b)             221,330
Jarden                                               4,300(b)             141,341
                                                                  ---------------
Total                                                                     362,671
---------------------------------------------------------------------------------

INDUSTRIAL SERVICES (0.6%)
United Rentals                                      18,300(b)             308,904
UNOVA                                               17,850(b)             284,708
                                                                  ---------------
Total                                                                     593,612
---------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (1.8%)
Forward Air                                          6,400(b)             194,304
Genesee & Wyoming Cl A                               9,600(b)             232,512
Heartland Express                                    9,200(b)             235,060
Overseas Shipbuilding Group                          4,000                103,640
P.A.M. Transportation Services                       4,000(b)              91,000
Pacer Intl                                          16,700(b)             332,330
RailAmerica                                         13,800(b)             131,100
Wabash Natl                                         15,600(b)             278,460
Yellow Corp                                          8,100(b)             227,124
                                                                  ---------------
Total                                                                   1,825,530
---------------------------------------------------------------------------------

INSURANCE (2.8%)
AMERIGROUP                                           6,400(b)             260,608
IPC Holdings                                         7,700(c)             269,962
Navigators Group                                     6,800(b)             236,708
Odyssey Re Holdings                                 17,800                366,324
Penn-America Group                                  22,000                275,220
ProAssurance                                        14,900(b)             383,526
RLI                                                 13,300                438,368
StanCorp Financial Group                             3,200                181,408
Triad Guaranty                                       7,417(b)             344,668
United Fire & Casualty                               3,400                134,096
                                                                  ---------------
Total                                                                   2,890,888
---------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (0.3%)
Argosy Gaming                                        7,700(b)             185,955
Johnson Outdoors Cl A                               10,400(b)             145,808
                                                                  ---------------
Total                                                                     331,763
---------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - SMALL CAP ADVANTAGE FUND

ISSUER                                              SHARES            VALUE(a)
COMMON STOCKS (CONTINUED)

LODGING & GAMING (1.0%)
Alliance Gaming                                     16,200(b)     $       364,986
Aztar                                               17,764(b)             306,429
Scientific Games Cl A                               35,800(b)             317,904
                                                                  ---------------
Total                                                                     989,319
---------------------------------------------------------------------------------

MACHINERY (2.8%)
Albany Intl Cl A                                    12,610                385,362
Clarcor                                              8,300                355,572
Gardner Denver                                      16,800(b)             395,472
Global Power Equipment Group                        27,800(b)             152,066
Joy Global                                          24,900(b)             427,782
Kadant                                              10,100(b)             190,890
Terex                                               19,000(b)             438,900
Toro                                                10,200                479,196
                                                                  ---------------
Total                                                                   2,825,240
---------------------------------------------------------------------------------

MEDIA (3.3%)
ADVO                                                 3,900(b)             172,185
Banta                                                6,500                225,745
Consolidated Graphics                                6,114(b)             151,199
Courier                                              4,100                214,225
Donnelley (RH)                                      11,300(b)             467,820
DoubleClick                                         22,700(b)             255,829
Journal Register                                    16,300(b)             292,259
Lin TV                                               7,450(b)             174,330
Regent Communications                               23,950(b)             142,503
Sinclair Broadcast Group Cl A                       22,800(b)             253,764
Spanish Broadcasting System Cl A                    33,100(b)             256,525
TiVo                                                20,800(b)             226,096
XM Satellite Radio Holdings Cl A                    14,400(b)             197,280
Young Broadcasting Cl A                             12,000(b)             291,840
                                                                  ---------------
Total                                                                   3,321,600
---------------------------------------------------------------------------------

METALS (1.2%)
AMCOL Intl                                           8,300                 90,138
Century Aluminum                                    20,100                185,925
Maverick Tube                                       12,100(b)             205,579
Reliance Steel & Aluminum                           15,400                355,278
RTI Intl Metals                                     14,600(b)             153,300
United States Steel                                 11,200                206,192
                                                                  ---------------
Total                                                                   1,196,412
---------------------------------------------------------------------------------

MISCELLANEOUS (0.5%)
Gevity HR                                           14,100                220,947
SCP Pool                                             8,100(b)             332,100
                                                                  ---------------
Total                                                                     553,047
---------------------------------------------------------------------------------

MULTI-INDUSTRY (3.1%)
Acuity Brands                                       19,050        $       341,186
Anixter Intl                                         5,300(b)             120,469
Applied Films                                        6,900(b)             215,970
Corinthian Colleges                                  2,500(b)             143,875
Cornell Companies                                   17,300(b)             275,243
Global Imaging Systems                               9,400(b)             241,674
IKON Office Solutions                               23,300                167,993
Imation                                                100                  3,595
Jacuzzi Brands                                      55,000(b)             312,950
Labor Ready                                         31,800(b)             294,786
MPS Group                                           34,000(b)             324,700
NCO Group                                           14,600(b)             309,666
YORK Intl                                           11,200                361,536
                                                                  ---------------
Total                                                                   3,113,643
---------------------------------------------------------------------------------

PAPER & PACKAGING (0.8%)
Buckeye Technologies                                23,600(b)             185,260
Crown Holdings                                      40,400(b)             299,768
Silgan Holdings                                     10,300(b)             328,570
                                                                  ---------------
Total                                                                     813,598
---------------------------------------------------------------------------------

PRECIOUS METALS (--%)
Coeur d'Alene Mines                                 16,000(b)              50,400
---------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (2.7%)
CBL & Associates Properties                          5,100                249,747
Gables Residential Trust                             9,400                304,372
Impac Mtge Holdings                                 27,700                416,608
Pan Pacific Retail Properties                        7,900                332,590
Redwood Trust                                        9,400                406,080
SL Green Realty                                      8,500                298,945
Town & Country Trust                                 9,400                216,200
Universal Health Realty Income Trust                 5,600                150,808
Ventas                                              22,100                373,711
                                                                  ---------------
Total                                                                   2,749,061
---------------------------------------------------------------------------------

RESTAURANTS (1.2%)
Bob Evans Farms                                      7,700                208,131
Jack in the Box                                      4,500(b)              95,355
Lone Star Steakhouse & Saloon                        6,800                147,288
Panera Bread Cl A                                    6,600(b)             291,390
RARE Hospitality Intl                                7,334(b)             279,279
Ryan's Family Steak Houses                          13,950(b)             186,651
                                                                  ---------------
Total                                                                   1,208,094
---------------------------------------------------------------------------------

RETAIL -- GENERAL (6.3%)
7-Eleven                                            25,400(b)     $       312,166
American Eagle Outfitters                           23,600(b)             404,976
AnnTaylor Stores                                     8,100(b)             275,400
BJ's Wholesale Club                                 14,100(b)             307,944
Clarie's Stores                                      9,900                342,045
Department 56                                       15,600(b)             216,840
Dick's Sporting Goods                                9,800(b)             370,636
Finish Line Cl A                                    15,700(b)             425,627
Guitar Center                                        9,000(b)             301,860
Hollywood Entertainment                             18,100(b)             314,397
Jo-Ann Stores Cl A                                  14,100(b)             425,820
NBTY                                                16,900(b)             447,005
Pacific Sunwear of California                       13,200(b)             446,160
Phillips-Van Heusen                                 11,400                173,280
School Specialty                                    10,100(b)             284,315
Sharper Image                                       16,600(b)             469,115
Sports Authority                                    12,049(b)             390,147
Tuesday Morning                                      9,700(b)             335,814
World Fuel Services                                  5,600                152,600
                                                                  ---------------
Total                                                                   6,396,147
---------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (3.5%)
Aether Systems                                      18,200(b)              98,462
Andrew Corp                                         23,270(b)             288,083
Applied Signal Technology                           15,250                283,955
Arris Group                                         27,928(b)             137,126
Boston Communications Group                         15,100(b)             203,095
CommScope                                           13,200(b)             135,696
Crown Castle Intl                                   24,600(b)             264,450
Digi Intl                                           31,200(b)             198,744
Ditech Communications                               17,200(b)             114,896
Interdigital Communications                         11,900(b)             211,225
Nextel Partners Cl A                                42,300(b)             348,129
Orbital Sciences                                    30,900(b)             270,993
Plantronics                                          6,390(b)             161,475
Sonus Networks                                      20,000(b)             142,000
Stratex Networks                                    30,100(b)             112,875
Sycamore Networks                                   41,100(b)             173,442
Tekelec                                             20,700(b)             361,836
                                                                  ---------------
Total                                                                   3,506,482
---------------------------------------------------------------------------------

TEXTILES & APPAREL (2.0%)
K-Swiss Cl A                                         7,400                294,076
Kellwood                                            12,100                441,771
Maxwell Shoes Cl A                                  22,775(b)             338,892
Mossimo                                             12,000(b)              76,200
Oakley                                              14,600(b)             158,994
Quiksilver                                          25,100(b)             455,565
Urban Outfitters                                     4,900(b)             240,247
                                                                  ---------------
Total                                                                   2,005,745
---------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - SMALL CAP ADVANTAGE FUND

ISSUER                                              SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)

UTILITIES -- ELECTRIC (1.3%)
Black Hills                                         16,000        $       518,560
PNM Resources                                       18,800                515,120
Unisource Energy                                    16,868                316,106
                                                                  ---------------
Total                                                                   1,349,786
---------------------------------------------------------------------------------

UTILITIES -- NATURAL GAS (1.9%)
Energen                                             15,786                563,244
New Jersey Resources                                 7,639                275,768
ONEOK                                               20,400                428,196
San Juan Basin Royalty Trust                           900                 16,110
UGI                                                 13,389                409,034
Western Gas Resources                                5,600                219,744
                                                                  ---------------
Total                                                                   1,912,096
---------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.8%)
Cincinnati Bell                                     28,700(b)     $       162,155
Commonwealth Telephone Enterprise                    4,400(b)             173,624
General Communication Cl A                          37,370(b)             319,514
PTEK Holdings                                       25,100(b)             180,971
                                                                  ---------------
Total                                                                     836,264
---------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $81,628,898)                                               $    99,528,969
---------------------------------------------------------------------------------

                                               ANNUALIZED        AMOUNT
                                              YIELD ON DATE    PAYABLE AT
ISSUER                                         OF PURCHASE      MATURITY           VALUE(a)
----------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.5%)

U.S. GOVERNMENT AGENCY
Federal Natl Mtge Assn Disc Nts
  11-12-03                                          1.07%     $  1,000,000      $      997,950
  11-19-03                                          1.01         1,500,000           1,496,620
----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $2,494,392)                                                              $    2,494,570
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $84,123,290)(d)                                                          $  102,023,539
==============================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 0.8% of net assets.

(d) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $84,747,837 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                   $  18,244,155
     Unrealized depreciation                                                        (968,453)
     ---------------------------------------------------------------------------------------
     Net unrealized appreciation                                               $  17,275,702
     ---------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - STOCK FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                              SHARES           VALUE(a)
COMMON STOCKS (88.5%)

AEROSPACE & DEFENSE (4.4%)
Lockheed Martin                                      2,844        $       145,698
Northrop Grumman                                     1,921                183,417
Rockwell Automation                                  6,648                180,959
                                                                  ---------------
Total                                                                     510,074
---------------------------------------------------------------------------------

AIRLINES (0.9%)
Southwest Airlines                                   6,165                105,360
---------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (4.4%)
Bank of America                                      1,920                152,160
Bank of New York                                     3,318                 97,616
Bank One                                             2,370                 93,544
U.S. Bancorp                                         6,681                159,675
                                                                  ---------------
Total                                                                     502,995
---------------------------------------------------------------------------------

BEVERAGES & TOBACCO (1.1%)
Coca-Cola                                            2,856                124,293
---------------------------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS (1.2%)
Vodafone Group ADR                                   7,559(c)             138,330
---------------------------------------------------------------------------------

CHEMICALS (3.9%)
Dow Chemical                                         5,736                198,064
Ecolab                                               4,787                123,457
Praxair                                              1,920                122,534
                                                                  ---------------
Total                                                                     444,055
---------------------------------------------------------------------------------

COMPUTER HARDWARE (3.4%)
Cisco Systems                                        7,153(b)             136,980
EMC                                                 11,398(b)             145,325
Hewlett-Packard                                      5,685                113,245
                                                                  ---------------
Total                                                                     395,550
---------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (4.9%)
Intl Business Machines                               1,917                157,213
Microsoft                                           15,182                402,627
                                                                  ---------------
Total                                                                     559,840
---------------------------------------------------------------------------------

ELECTRONICS (6.4%)
Flextronics Intl                                    11,900(b),(c)         160,531
Intel                                                9,976                285,513
KLA-Tencor                                           2,393(b)             142,048
Texas Instruments                                    6,189                147,608
                                                                  ---------------
Total                                                                     735,700
---------------------------------------------------------------------------------

ENERGY (4.7%)
Apache                                               2,481                171,139
BP ADR                                               4,726(c)             197,169
ConocoPhillips                                       2,205                123,127
EnCana                                               1,440(c)              53,928
                                                                  ---------------
Total                                                                     545,363
---------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)
GlobalSantaFe                                        2,857        $        70,854
Schlumberger                                         1,888                 93,474
                                                                  ---------------
Total                                                                     164,328
---------------------------------------------------------------------------------

FINANCE COMPANIES (3.4%)
Citigroup                                            6,646                288,105
MGIC Investment                                      1,920                108,230
                                                                  ---------------
Total                                                                     396,335
---------------------------------------------------------------------------------

FOOD (1.5%)
ConAgra Foods                                        4,788                105,336
Sara Lee                                             3,841                 72,902
                                                                  ---------------
Total                                                                     178,238
---------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (10.4%)
Abbott Laboratories                                  2,850                114,855
Amgen                                                1,920(b)             126,528
Baxter Intl                                          7,163                201,280
MedImmune                                            2,847(b)              99,275
Medtronic                                            4,742                235,108
Pfizer                                              11,412                341,448
St. Jude Medical                                     1,425(b)              74,200
                                                                  ---------------
Total                                                                   1,192,694
---------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble                                     1,421                124,039
---------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (1.2%)
Union Pacific                                        2,363                144,001
---------------------------------------------------------------------------------

INSURANCE (0.7%)
American Intl Group                                  1,418                 84,470
---------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.5%)
Mattel                                               4,781                 92,369
Viacom Cl B                                          1,885                 84,825
                                                                  ---------------
Total                                                                     177,194
---------------------------------------------------------------------------------

LODGING & GAMING (0.9%)
MGM Mirage                                           2,857(b)             103,595
---------------------------------------------------------------------------------

MACHINERY (3.2%)
Caterpillar                                          2,844                204,284
Deere & Co                                           2,870                162,184
                                                                  ---------------
Total                                                                     366,468
---------------------------------------------------------------------------------

MEDIA (5.0%)
Disney (Walt)                                        9,485                194,443
InterActiveCorp                                     10,432(b)             386,088
                                                                  ---------------
Total                                                                     580,531
---------------------------------------------------------------------------------

METALS (1.7%)
Alcoa                                                4,739        $       135,346
Freeport McMoRan Cooper & Gold Cl B                  1,920                 57,600
                                                                  ---------------
Total                                                                     192,946
---------------------------------------------------------------------------------

MULTI-INDUSTRY (6.7%)
3M                                                   1,422                202,592
Danaher                                              2,521                194,747
General Electric                                    12,315                364,155
                                                                  ---------------
Total                                                                     761,494
---------------------------------------------------------------------------------

PAPER & PACKAGING (4.0%)
Intl Paper                                           5,687                230,608
Weyerhaeuser                                         3,842                228,599
                                                                  ---------------
Total                                                                     459,207
---------------------------------------------------------------------------------

RETAIL -- GENERAL (4.3%)
Home Depot                                           3,318                106,707
Wal-Mart Stores                                      6,637                392,711
                                                                  ---------------
Total                                                                     499,418
---------------------------------------------------------------------------------

TELECOM EQUIPMENT & SERVICES (1.0%)
Corning                                             14,240(b)             117,480
---------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (4.2%)
Dominion Resources                                   3,319                201,065
FPL Group                                            2,371                146,670
Public Service Enterprise Group                      3,104                131,423
                                                                  ---------------
Total                                                                     479,158
---------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (1.0%)
Verizon Communications                               3,315                117,086
---------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $9,367,156)                                                $    10,200,242
---------------------------------------------------------------------------------

                                            ANNUALIZED          AMOUNT
                                           YIELD ON DATE      PAYABLE AT
ISSUER                                      OF PURCHASE        MATURITY            VALUE(a)
----------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.7%)

U.S. GOVERNMENT AGENCY
Federal Natl Mtge Assn Disc Nts
   10-01-03                                         0.97%   $    500,000        $      499,546
   11-19-03                                         1.05         500,000               498,874
----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $998,390)                                                                $      998,420
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $10,365,546)(d)                                                          $   11,198,662
==============================================================================================

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - STOCK FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 4.8% of net assets.

(d) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $10,420,939 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                  $      882,693
     Unrealized depreciation                                                        (104,970)
     ---------------------------------------------------------------------------------------
     Net unrealized appreciation                                              $      777,723
     ---------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - STRATEGY AGGRESSIVE FUND

AUG. 31, 2003

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                             SHARES            VALUE(a)
COMMON STOCKS (97.0%)

AIRLINES (0.7%)
Ryanair Holdings ADR                               165,000(b),(c) $     6,977,850
---------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.6%)
Gentex                                             425,000(b)          15,941,750
---------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.2%)
New York Community Bancorp                         215,000              6,613,400
TCF Financial                                      115,000              5,288,850
                                                                  ---------------
Total                                                                  11,902,250
---------------------------------------------------------------------------------

CHEMICALS (2.0%)
Rohm & Haas                                        325,000             11,807,250
Sigma-Aldrich                                      132,000              7,227,000
                                                                  ---------------
Total                                                                  19,034,250
---------------------------------------------------------------------------------

COMPUTER HARDWARE (3.1%)
Lexmark Intl Cl A                                   78,000(b)           5,229,120
Network Appliance                                  800,000(b)          17,928,000
SanDisk                                            110,000(b)           6,650,600
                                                                  ---------------
Total                                                                  29,807,720
---------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (14.2%)
Affiliated Computer Services Cl A                  245,000(b)          12,154,450
BISYS Group                                        515,000(b)           9,450,250
DST Systems                                        217,000(b)           8,593,200
Electronic Arts                                    193,000(b)          17,321,750
Fiserv                                             414,000(b)          16,083,900
Intuit                                             220,000(b)           9,970,400
iPass                                              130,000(b)           2,730,000
Knowledge Mechanics Group                        1,436,310(b),(g)             144
Mercury Interactive                                326,000(b)          14,308,140
NetScreen Technologies                             480,000(b)          11,486,400
Paychex                                            327,000             11,772,000
SRA Intl Cl A                                      220,000(b)           8,001,400
SunGard Data Systems                               550,000(b)          15,510,000
                                                                  ---------------
Total                                                                 137,382,034
---------------------------------------------------------------------------------

ELECTRONICS (9.3%)
Analog Devices                                     190,000(b)           7,790,000
Integrated Circuit Systems                         490,000(b)          16,914,800
KLA-Tencor                                         245,000(b)          14,543,200
Maxim Integrated Products                          110,000              4,940,100
Microchip Technology                               760,000             21,287,600
Novellus Systems                                   215,000(b)           8,591,400
Teradyne                                           275,000(b)           4,903,250
Xilinx                                             355,000(b)          10,948,200
                                                                  ---------------
Total                                                                  89,918,550
---------------------------------------------------------------------------------

ENERGY (2.0%)
Apache                                             110,000              7,587,800
Devon Energy                                       225,630             11,676,353
                                                                  ---------------
Total                                                                  19,264,153
---------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.2%)
BJ Services                                        265,000(b)     $     9,903,050
ENSCO Intl                                         185,000              5,170,750
Grant Prideco                                      439,000(b)           5,092,400
Nabors Inds                                        262,000(b),(c)      10,519,300
Noble                                              163,000(b)           5,897,340
Varco Intl                                         268,000(b)           4,623,000
Weatherford Intl                                   244,000(b)           9,169,520
                                                                  ---------------
Total                                                                  50,375,360
---------------------------------------------------------------------------------

FINANCIAL SERVICES (1.3%)
Alliance Data Systems                              325,000(b)           9,620,000
CapitalSource                                      145,000(b)           2,552,000
                                                                  ---------------
Total                                                                  12,172,000
---------------------------------------------------------------------------------

HEALTH CARE PRODUCTS (13.6%)
Alcon                                              160,000(c)           8,360,000
Amylin Pharmaceuticals                             550,000(b)          15,702,500
Barr Laboratories                                  251,500(b)          17,019,016
Biomet                                             330,000              9,810,900
Genzyme                                            163,000(b)           7,685,450
Gilead Sciences                                    432,000(b)          28,814,400
IDEC Pharmaceuticals                               235,000(b)           8,166,250
MedImmune                                          594,000(b)          20,712,780
St. Jude Medical                                   107,000(b)           5,571,490
Zimmer Holdings                                    200,000(b)          10,348,000
                                                                  ---------------
Total                                                                 132,190,786
---------------------------------------------------------------------------------

HEALTH CARE SERVICES (10.3%)
Anthem                                             165,000(b)          12,078,000
Caremark Rx                                        634,000(b)          15,932,420
Charles River Laboratories Intl                    380,000(b)          13,585,000
Community Health Systems                           523,000(b)          12,023,770
Express Scripts Cl A                               105,000(b)           6,805,050
First Health Group                                 330,000(b)           8,652,600
Lincare Holdings                                   285,000(b)           9,869,550
Mid Atlantic Medical Services                      160,000(b)           7,849,600
Pharmaceutical Product Development                 155,300(b)           3,961,703
WebMD                                              860,000(b)           8,858,000
                                                                  ---------------
Total                                                                  99,615,693
---------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.8%)
Church & Dwight                                    248,000              7,923,600
---------------------------------------------------------------------------------

INDUSTRIAL SERVICES (0.9%)
Cintas                                              47,500              1,896,675
Fastenal                                           170,000              6,873,100
                                                                  ---------------
Total                                                                   8,769,775
---------------------------------------------------------------------------------

INDUSTRIAL TRANSPORTATION (3.1%)
C.H. Robinson Worldwide                            175,000              6,644,750
Hunt (JB) Transport Services                       400,000(b)          19,880,000
Pacer Intl                                         185,600(b)           3,693,440
                                                                  ---------------
Total                                                                  30,218,190
---------------------------------------------------------------------------------

INSURANCE (2.9%)
Axis Capital Holdings                              234,950(b),(c) $     5,768,023
Everest Re Group                                    65,000(c)           4,764,500
IPC Holdings                                       125,000(c)           4,382,500
WellChoice                                         110,000(b)           3,192,200
Willis Group Holdings                              355,000(c)          10,291,450
                                                                  ---------------
Total                                                                  28,398,673
---------------------------------------------------------------------------------

LODGING & GAMING (0.7%)
Hilton Hotels                                      433,000              6,616,240
---------------------------------------------------------------------------------

MEDIA (7.8%)
Amazon.com                                         325,000(b)          15,093,000
Citadel Broadcasting                               225,000(b)           4,968,000
Cox Radio Cl A                                     323,000(b)           7,797,220
Lin TV                                             375,000(b)           8,775,000
Scripps (EW) Cl A                                   80,000              6,927,200
Univision Communications Cl A                      570,000(b)          21,369,300
Westwood One                                       317,000(b)          10,175,700
                                                                  ---------------
Total                                                                  75,105,420
---------------------------------------------------------------------------------

MULTI-INDUSTRY (7.0%)
Apollo Group Cl A                                  270,000(b)          17,298,900
Corporate Executive Board                          248,000(b)          10,949,200
Danaher                                            138,000             10,660,500
Harman Intl Inds                                    85,000              8,470,250
Hewitt Associates Cl A                             163,000(b)           4,066,850
Manpower                                           410,000             15,953,100
                                                                  ---------------
Total                                                                  67,398,800
---------------------------------------------------------------------------------

PAPER & PACKAGING (0.7%)
Smurfit-Stone Container                            430,000(b)           6,785,400
---------------------------------------------------------------------------------

RESTAURANTS (2.2%)
Brinker Intl                                       218,000(b)           7,455,600
Krispy Kreme Doughnuts                             164,000(b)           7,237,320
Starbucks                                          245,000(b)           6,967,800
                                                                  ---------------
Total                                                                  21,660,720
---------------------------------------------------------------------------------

RETAIL -- GENERAL (4.6%)
AutoZone                                            50,000(b)           4,590,000
Bed Bath & Beyond                                  320,000(b)          13,769,600
Dollar Tree Stores                                 218,000(b)           8,552,140
Family Dollar Stores                               268,000             10,752,160
Talbots                                            177,000              6,490,590
                                                                  ---------------
Total                                                                  44,154,490
---------------------------------------------------------------------------------

TEXTILES & APPAREL (1.8%)
Chico's FAS                                        542,000(b)          17,609,580
---------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $822,797,716)                                              $   939,223,284
---------------------------------------------------------------------------------

See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - STRATEGY AGGRESSIVE FUND

ISSUER                                             SHARES            VALUE(a)
PREFERRED STOCKS (1.8%)(B)

Aurgin Systems                                   2,440,000(d),(e) $            --
Bluestream Ventures LP                           5,225,000(e),(h)       1,773,187
Calient Network                                  2,076,124(e)           1,192,484
Dia Dexus
  Cv Series C                                    1,113,979(e)           4,316,669
Fibrogen
  Cv Series E                                    1,559,020(e)           4,200,000
Knowledge Mechanics Group
  Series B                                         287,262(d)                  --
Marketsoft
  Cv                                               762,295(e)             381,148
Mars
  Cv Series D                                    2,619,048(d),(e)              --
  Cv Series G                                    3,332,000(d),(e)              --
Nobex
  Series E                                       2,800,000(e)           1,960,000
Paxonet Communications
  Series C                                         921,985(d),(e)              --
Portera
  Series G                                       1,616,419(d),(e)              --
Sun Hill Software
  Cv Series C                                      353,648(e)              17,682
Therox
  Cv Series H                                      921,580(e)           3,686,319
---------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $81,189,429)                                               $   17,527,489
---------------------------------------------------------------------------------

                                                COUPON    PRINCIPAL
ISSUER                                           RATE      AMOUNT                     VALUE(a)
BONDS (0.2%)

Federal Farm Credit Bank
   03-15-06                                      2.50%   $  2,000,000              $    2,001,392
Mars
  Cv
   04-30-05                                     12.00         550,000(b),(d),(e)               --
-------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $2,549,422)                                                                 $    2,001,392
-------------------------------------------------------------------------------------------------

                                                EXERCISE     EXPIRATION
ISSUER                        CONTRACTS           PRICE        DATE         VALUE(a)
OPTIONS PURCHASED (--%)

CALLS
Micron Tech                     4,300             $  15      Sept. 2003    $  182,750
Micron Tech                     2,970                14      Sept. 2003       267,300
-------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $842,295)                                                           $  450,050
-------------------------------------------------------------------------------------

                                            ANNUALIZED         AMOUNT
                                           YIELD ON DATE      PAYABLE AT
ISSUER                                      OF PURCHASE       MATURITY             VALUE(a)
----------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.7%)

U.S. GOVERNMENT AGENCY (0.1%)
Federal Natl Mtge Assn Disc Nt
   09-10-03                                        1.02%    $  1,200,000        $    1,199,592
----------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.6%)
Sheffield Receivables
   09-02-03                                         1.06      15,000,000(f)         14,998,233
----------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $16,198,301)                                                             $   16,197,825
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $923,577,163)(i)                                                         $  975,400,040
==============================================================================================

                            See accompanying notes to investments in securities.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

AXP VP - STRATEGY AGGRESSIVE FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 5.3% of net assets.

(d)  Negligible market value.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Aug. 31, 2003, is as follows:

                                                                ACQUISITION
     SECURITY                                                      DATES                                  COST
     ---------------------------------------------------------------------------------------------------------
     Aurgin Systems                                               12-16-99                       $   6,002,400
     Bluestream Ventures LP                                06-28-00 thru 02-18-03                    4,959,427
     Calient Network                                              12-06-00                          14,999,996
     Dia Dexus
        Cv Series C                                               04-03-00                           8,633,337
     Fibrogen
        Cv Series E                                               05-17-00                           7,000,000
     Marketsoft
        Cv                                                        12-11-00                           3,720,000
     Mars
        12.00% Cv 2005                                     08-22-01 thru 08-24-02                      550,000
        Cv Series D                                               06-16-00                           5,500,001
        Cv Series G                                               12-01-99                           7,000,000
     Nobex
        Series E                                                  05-04-99                           7,000,000
     Paxonet Communications
        Series C                                           04-04-01 thru 04-23-01                    2,599,998
     Portera
        Series G                                                  11-10-00                           5,415,004
     Sun Hill Software (formerly Vcommerce)
        CV Series C                                               07-21-00                           4,119,999
     Therox
        Cv Series H                                               09-05-00                           4,239,268

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Aug. 31, 2003 are as follows:

                                          BEGINNING      PURCHASE         SALES        ENDING        DIVIDEND
     ISSUER                                 COST           COST            COST         COST          INCOME    VALUE(a)
     -------------------------------------------------------------------------------------------------------------------
     Knowledge Mechanics Group          $  3,300,002      $    --        $    --     $ 3,300,002     $     --   $   144

(h) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Aug. 31, 2003, the amount of capital committed to the LLC or LP for future investment was $4,275,000.

(i) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $923,590,541 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation                                                        $  149,983,385
   Unrealized depreciation                                                           (98,173,886)
   ---------------------------------------------------------------------------------------------
   Net unrealized appreciation                                                    $   51,809,499
   ---------------------------------------------------------------------------------------------

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
--------------------------------------------------------------------------------

American Express Variable Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN 55474



                                                                S-6466 W (10/03)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Variable Portfolio - Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 5, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 5, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 5, 2003